                                                                    Exhibit 10.2

America Online Latin America, Inc. has omitted from this Exhibit 10.2 portions of the Agreement for which America Online Latin America, Inc. has requested confidential treatment from the Securities and Exchange Commission. The portions of this agreement for which confidential treatment has been requested have been filed separately with the Securities and Exchange Commission.




                            STOCKHOLDERS' AGREEMENT



                                 by and among



                      AMERICA ONLINE LATIN AMERICA, INC.,
                            a Delaware corporation,


                             AMERICA ONLINE, INC.,
                            a Delaware corporation,

                                      and

                             RIVERVIEW MEDIA CORP.,
                      a British Virgin Islands corporation

                          DATED AS OF _________, 2000

                               TABLE OF CONTENTS

                                                                            Page

ARTICLE I DEFINITIONS........................................................  2

   Section 1.1 Definitions...................................................  2
               -----------
   Section 1.2 Usage Generally; Interpretation...............................  9
               -------------------------------

ARTICLE II  PURPOSE.......................................................... 10

   Section 2.1  Purpose...................................................... 10
                -------
   Section 2.2  No Partnership............................................... 10
                --------------
   Section 2.3  Voting....................................................... 10
                ------

ARTICLE III VOTING PROVISIONS................................................ 10

   Section 3.1  Voting Agreements............................................ 10
                -----------------

ARTICLE IV  NON-COMPETITION.................................................. 11

   Section 4.1  Non-Competition with the Company............................. 11
                --------------------------------
   SECTION 4.2  REPURCHASE UPON BREACH....................................... 13
                ----------------------

ARTICLE V  RESTRICTIONS ON TRANSFERS......................................... 17

   Section 5.1  Prohibited Transfers......................................... 17
                --------------------
   Section 5.2  Permitted Transfers.......................................... 17
                -------------------
   Section 5.3  Rights of First Refusal...................................... 18
                -----------------------
   Section 5.4  Closing Deliveries........................................... 20
                ------------------
   Section 5.5  Direct Comprehensive Competitor.............................. 20
                -------------------------------
   Section 5.6 Purchase of the ODC Holdings; Installment Payments............ 21
               --------------------------------------------------
   Section 5.7 Third-Party Equity Participants............................... 21
               -------------------------------

ARTICLE VI  REGISTRATION RIGHTS.............................................. 23

   Section 6.1  Registration Rights.......................................... 23
                -------------------

ARTICLE VII  DEFAULT IN CAPITAL CONTRIBUTIONS; ODC ADDITIONAL PROTECTIONS; ODC
NON-MONETARY OBLIGATIONS..................................................... 24

   Section 7.1  Default in Capital Contributions............................. 24
                --------------------------------
   Section 7.2.  [Intentionally Omitted]..................................... 25
   Section 7.3  ODC Non-Monetary Contributions............................... 25
                ------------------------------

ARTICLE VIII  OTHER AGREEMENTS; LEGENDS...................................... 25

   Section 8.1  Legends...................................................... 25
                -------
   Section 8.2  Limitation of Liability...................................... 26
                -----------------------

ARTICLE IX  TERM AND TERMINATION............................................. 26

   Section 9.1  Term......................................................... 26
                ----
   Section 9.2  Termination.................................................. 26
                -----------

ARTICLE X  STANDSTILL PROVISIONS; INDEMNIFICATION............................ 27

   Section 10.1  Limitations on Holders' Ownership........................... 27
                 ---------------------------------
   Section 10.2  Indemnification............................................. 27
                 ---------------

ARTICLE XI  MISCELLANEOUS.................................................... 29

   Section 11.1  Confidential Information.................................... 29
                 ------------------------
   Section 11.2  Governing Law............................................... 30
                 -------------
   Section 11.3  Entire Agreement............................................ 30
                 ----------------

                               TABLE OF CONTENTS


                                                                            Page

   Section 11.4  Assignment.................................................. 31
                 ----------
   Section 11.5  Survival.................................................... 31
                 --------
   Section 11.6  Notices..................................................... 31
                 -------
   Section 11.7  Counterparts; Facsimiles.................................... 32
                 ------------------------
   Section 11.8  Expenses.................................................... 32
                 --------
   Section 11.9  Further Assurances.......................................... 32
                 ------------------
   Section 11.10  Construction............................................... 32
                  ------------
   Section 11.11  Severability............................................... 32
                  ------------
   Section 1. Definitions....................................................  2
   Section 2. "Piggy-Back" Registrations.....................................  5
   Section 3. "Demand" Registrations.........................................  5
   Section 4. Registration Procedures........................................  7
   Section 5. Lock-Up Agreement.............................................. 12
   Section 6. Stockholder Covenants.......................................... 12
   Section 7. Registration Expenses.......................................... 12
   Section 8. Indemnification and Contribution............................... 13
   Section 9. Term of Registration Rights.................................... 16
   Section 10. Miscellaneous................................................. 17

                            STOCKHOLDERS' AGREEMENT

     This STOCKHOLDERS' AGREEMENT (this "Agreement") is made as of this ____ day
                                         ---------
of _________, 2000 (the "Effective Date"), by and among America Online Latin
                         --------------
America, Inc., a Delaware corporation having its principal place of business at 6600 N. Andrews Avenue, Suite 500, Fort Lauderdale, Florida 33309 (the

"Company"),  America Online, Inc., a Delaware corporation having its principal
 -------
place of business at 22000 AOL Way, Dulles, Virginia  20166 ("AOL"), and
                                                              ---
Riverview Media Corp., a British Virgin Islands corporation ("ODC"). AOL and ODC
                                                              ---
are sometimes hereinafter referred to, collectively, as the "Stockholders" and,
                                                             ------------
individually, as a "Stockholder."
                    -----------

     WHEREAS, the Company has an authorized capital of _________ shares of common stock, consisting of ________ shares of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), __________ shares of Class B Common
                     --------------------
Stock, par value $.01 per share (the "Class B Common Stock"), __________ shares
                                      --------------------
of Class C Common Stock, par value $.01 per share (the "Class C Common Stock",
                                                        --------------------
and collectively with the Class A Common Stock and the Class B Common Stock, the "Common Stock"), and _________ shares of Preferred Stock, par value $.01 per
 ------------
share (the "Preferred Stock"), consisting of ________ shares of Series B
            ---------------
Redeemable Convertible Preferred Stock, par value $.01 per share (the "Series B
                                                                       --------
Preferred Stock"), and __________ shares of Series C Redeemable Convertible
---------------
Preferred Stock, par value $.01 per share (the "Series C Preferred Stock" and
                                                ------------------------
collectively with the Series B Preferred Stock, the "Preferred Stock");
                                                     ---------------

     WHEREAS, as of the date hereof AOL owns all of the issued and outstanding shares of Series B Preferred Stock and ODC owns all of the issued and outstanding shares of Series C Preferred Stock;

     WHEREAS, AOL and ODC and their permitted transferees may elect to convert the shares of Series B Preferred Stock and Series C Preferred Stock into shares of Class B Common Stock and Class C Common Stock, respectively, and thereafter AOL and ODC and their permitted transferees may elect to convert the shares of Class B Common Stock and Class C Common Stock into shares of Class A Common Stock;

     WHEREAS, upon the transfer of ownership of any shares of Series B Preferred Stock or Series C Preferred Stock, other than a transfer permitted under Section
5.2 or pursuant to the provisions of the Certificate of Incorporation (as defined herein), such shares shall, automatically and with no further action being required by any party to such transfer or otherwise, be converted into shares of Class B Common Stock or Class C Common Stock at the Conversion Rate then in effect and thereafter each such share of Class B Common Stock or Class C Common Stock, as applicable, immediately and automatically shall be converted into one share of Class A Common Stock;

     WHEREAS, upon the transfer of ownership of any shares of Class B Common Stock or Class C Common Stock, other than a transfer permitted under Section 5.2 or pursuant to the Certificate of Incorporation, such shares shall, automatically and with no further action being required by any party to such transfer or otherwise, be converted into shares of Class A Common Stock at a rate of one share of Class A Common Stock for each share of Class B Common Stock or Class C Common Stock;

     WHEREAS, the Company, AOL and ODC have agreed that the Company shall, at the request of a Holder (as defined herein), register under the Securities Act (as defined herein) and register or qualify under any applicable state securities or Blue Sky laws, shares of Class A Common Stock owned from time to time by such Holder so as to permit the Holder to sell in the public markets the shares of Class A Common Stock into which such shares of Class B Common Stock and Class C Common Stock are converted;

     WHEREAS, the Company, AOL and ODC have agreed on certain restrictions with respect to the transfer of shares of Series B Preferred Stock, Series C Preferred Stock, Class B Common Stock and Class C Common Stock;

     WHEREAS, the Company has prepared and filed with the Commission (as defined herein) a registration statement on Form S-1 (File No. 333-_____), including a prospectus, and one or more amendments thereto, covering the registration of shares of Class A Common Stock under the Securities Act, which registration statement has been declared effective; and

     WHEREAS, the Stockholders wish to promote their mutual interests by imposing certain restrictions and obligations on each other and on the shares of Preferred Stock and Common Stock now or hereafter owned by each, and, further, to provide for certain matters pertaining to the management and governance of the Company;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     Section 1.1 Definitions. The following terms shall, for the purposes of
                 -----------
this Agreement and the Schedules and Exhibits hereto, have the following meanings (terms defined in the singular or the plural include the plural or the singular, as the case may be):

     "Access Services" shall mean, collectively, PC Access Services, TV Access
      ---------------
Services and Wireless Access Services.

     "Acquiring Party" has the meaning given in Section 4.2(b).
      ---------------

     "Action" has the meaning given in the Certificate of Incorporation.
      ------

     "Affiliate" of any Person shall mean any other Person that, directly or
      ---------
indirectly, controls, is under common control with or is controlled by that Person. For purposes of this definition, "control" (including, with its correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "Aggregated Significant Competitors" with respect to Access Services shall
      ----------------------------------
mean Persons (a) that in the aggregate have Access Service Permanent Subscribers in those countries within the Territory in which the Company provides Access Services equal to or greater than [*] percent ([*]%) of the Access Service Permanent Subscribers of the Company in the Territory, provided that such Persons in the aggregate have at least [*] PC Access Service Permanent Subscribers in the Territory, or (b) that in the aggregate have Access Service Permanent Subscribers in Brazil equal to or greater than [*] ([*]%) of the Access Service Permanent Subscribers of the Company in Brazil, provided that such Persons have at least [*] PC Access Service Permanent Subscribers in
Brazil.   For avoidance of doubt, IP (i.e., Internet protocol) telephony and related subscribers and customers shall not be considered in determining whether a Person is a Significant Competitor or Persons together are Aggregated Significant Competitors.

     "AOL" has the meaning set forth in the preamble.
      ---

     "AOL-branded" has the meaning given in the Certificate of Incorporation.
      -----------

     "AOL Directors" shall mean, collectively, the Class B Directors of the
      -------------
Company (as such term is defined in the Certificate of Incorporation).

     "AOL Latin America" shall mean AOL Latin America, S.L. (f/k/a Tesjuates,
      -----------------
S.L.) a limited liability company organized under the laws of the Kingdom of Spain and a wholly owned Subsidiary of the Company.

     "AOL License" shall mean the AOL License Agreement by and between AOL and
      -----------
AOL Latin America, in substantially the form of Exhibit A hereto.
                                                ---------

     "AOL Marks" has the meaning set forth in the AOL License.
      ---------

     "AOL OLS Agreement" shall mean the AOL Online Services Agreement by
      -----------------
and between AOL and AOL Latin America, in substantially the form of Exhibit B
                                                                    ---------
hereto.

     "AOL Service(s)" shall mean the Interactive Services that are PC Access
      --------------
Services provided worldwide, including the AOL-US Service and any other international AOL Services, under the brand name America Online(TM) and/or AOL(TM) existing as of the date hereof or in the future as modified from time to time.

     "AOL-US Service" shall mean the principal AOL Services provided by AOL to
      --------------
United States residents on the date hereof, as such service shall be modified from time to time.

     "Board" or "Board of Directors" shall mean the Board of Directors of the
      -----      ------------------
Company.

     "Business" has the meaning given in Section 2.1(a).
      --------

     "Business Day" shall mean any day, other than a Saturday or Sunday, on
      ------------
which federally chartered banks in the United States are open for business.

     "By-laws" shall mean the By-laws of the Company as in effect as of the date
      -------
of this Agreement, as the same may be amended from time to time in accordance with the terms thereof.

     "Call Option" has the meaning given in Section 5.7(b).
      -----------

     "Call Option Closing" has the meaning given in Section 5.7(b).
      -------------------

     "Certificate of Incorporation" shall mean the Certificate of Incorporation
      ----------------------------
of the Company as in effect as of the date of this Agreement, as the same may be amended from time to time in accordance with the terms thereof.

     "CIS License" shall mean the CIS License Agreement by and between AOL and
      -----------
AOL Latin America, in substantially the form of Exhibit C hereto.
                                                ---------

     "CIS Marks" has the meaning given in the CIS OLS Agreement.
      ---------

     "CIS OLS Agreement" shall mean the CIS Online Services Agreement by and
      -----------------
between CompuServe and AOL Latin America in substantially the form of Exhibit D
                                                                      ---------
hereto.

     "Cisneros Family" shall mean Ricardo Cisneros, Gustavo Cisneros and/or
      ---------------
their lineal descendants, individually or collectively and/or any trusts for the exclusive benefit of any one or more of such persons.

     "Class A Common Stock" has the meaning set forth in the recitals above.
      --------------------

     "Class B Common Stock" has the meaning set forth in the recitals above.
      --------------------

     "Class C Common Stock" has the meaning set forth in the recitals above.
      --------------------

     "Commission" shall mean the Securities and Exchange Commission, or any
      ----------
successor agency performing the functions currently performed by the Securities and Exchange Commission.

     "Common Stock" has the meaning set forth in the recitals above.
      ------------

     "Communication Services" has the meaning given in the Certificate of
      ----------------------
Incorporation.

     "Company" has the meaning set forth in the first paragraph hereof.
      -------

     "Company Securities" shall mean any shares of Common Stock or other Voting
      ------------------
Stock.

     "CompuServe" shall mean CompuServe Interactive Services, Inc.
      ----------

     "CompuServe-branded" shall mean, with respect to any internet or online
      ------------------
service that such service includes the word "CompuServe" as an integral part of the name of such internet or online service. For the avoidance of doubt, a reference to an internet or online service being a "CompuServe" internet or online service shall not make such service "CompuServe-branded".

     "Confidential Information" has the meaning given in Section 11.1.
      ------------------------

     "Content" has the meaning given in the Certificate of Incorporation.
      -------

     "Damages" has the meaning given in the Certificate of Incorporation.
      -------


     "Default Rate" shall mean a per annum rate of interest equal to the Prime
      ------------
Rate plus two hundred (200) basis points.

     "Direct Comprehensive Competitor" has the meaning given in Section 5.5.
      -------------------------------

     "Directly Competitive Service" has the meaning given in Section 6.2(a).
      ----------------------------

     "Disproportionate Dilution" has the meaning given in Section 5.7(b).
      -------------------------

     "Effective Date" has the meaning set forth in the preamble.
      --------------

     "Employee" has the meaning given in the Certificate of Incorporation.
      --------

     "Encumbrance" shall mean any mortgage, pledge, security interest, lien,
      -----------
restriction on use or transfer, other than those imposed by law, voting agreement, adverse claim or encumbrance or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of, or any agreement to give, any financing statement under the Uniform Commercial Code or similar law of any jurisdiction.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,
      ------------
and the rules and regulations of the Commission promulgated thereunder, as amended.

     "Exercise Notice" has the meaning given in Section 7.1(b).
      ---------------

     "Fair Market Value" shall mean, with respect to any Common Stock of the
      -----------------
Company as of any date, the average closing price for the Class A Common Stock as quoted on any national securities exchange or on the NASDAQ National Market System for the fifteen trading days ending on the second trading day prior to such date as reported in the Eastern Edition of The Wall Street Journal. If the
                                                 -----------------------
Class A Common Stock shall not be listed on any such exchange or traded on any such automated quotation system on all such trading days during such 15-trading day period, the closing or latest reported price for Class A Common Stock in the over-the-counter market on each trading day on which such shares are not so listed or traded as reported by NASDAQ or, if not so reported, then the last sale price for each such day, as reported by the National Quotation Bureau Incorporated, or if such organization is not in existence, by an organization providing similar services (as determined by the Board), shall be deemed to be the closing price on such trading day. If, at a time when the Class A Common Stock is trading other than on such an exchange, there shall not have been a sale on any such trading day, the mean of the last reported bid and asked quotations as reported in the Eastern Edition of The Wall Street Journal for Class A Common Stock on such day
                   -----------------------
shall be deemed to be the closing price. If the shares of Class A Common Stock shall not be so reported on any of such trading days, then the Fair Market Value per share of such Class A Common Stock shall be the fair market value thereof as determined in the reasonable judgment of the Board of Directors. For the purpose hereof, "trading day" shall mean a day on which the securities exchange or automated quotation system specified herein shall be open for business or, if the shares of Class A Common Stock shall not be listed on such exchange or automated quotation system for such period, a day with respect to which quotations of the character referred to in the next preceding sentence shall be reported.

     "GCL" shall mean the General Corporation Law of the State of Delaware.
      ---

     "GLA" shall mean Galaxy Latin America, LLC, a limited liability company
      ---
organized under the laws of the State of Delaware, and its successors.

     "Governmental Authority" shall mean any domestic or foreign national, state
      ----------------------
or municipal or other local government or multi-national body, any subdivision, agency, commission or authority thereof, or any quasi-governmental or private body exercising any regulatory authority thereunder and any corporation, partnership or other entity directly or indirectly owned by or subject to the control of any of the foregoing.

     "Holder" shall mean, as of any date, a holder of Series B Preferred Stock,
      ------
Series C Preferred Stock, Class B Common Stock or Class C Common Stock outstanding on such date.

     "Interactive Services" has the meaning given in the Certificate of
      --------------------
Incorporation.

     "Internet Portal Services" has the meaning given in the Certificate of
      ------------------------
Incorporation.

     "Launch" shall mean the first commercial availability of an Interactive
      ------
Service to potential Subscribers in the Territory or a country in the Territory, as applicable.

     "Localized" or "Localization" shall mean (a) the translation of an
      ---------      ------------
Interactive Service into the language(s) primarily used in a particular country; and (b) the localization of Content and/or Communication Services, as the case may be, available through such Interactive Service that is specific to such country.

     "Maximum Disproportionate Dilution" has the meaning given in section
      ---------------------------------
5.7(b).

     "Non-Access Service" has the meaning given in Section 6.2(a).
      ------------------

     "ODC" has the meaning given in the preamble.
      ---

     "ODC Business Unit" has the meaning given in Section 5.2.
      -----------------

     "ODC Directors" shall mean, collectively, the Class C Directors of the
      -------------
Company (as such term is defined in the Certificate of Incorporation).

     "Operating Entity" has the meaning given in the Certificate of
      ----------------
Incorporation.

     "Parent Entity" has the meaning given in the Certificate of Incorporation.
      -------------

     "Party" shall mean each of AOL, ODC and the Company, and each other Person
      -----
who becomes a party to this Agreement in accordance with the provisions hereof.

     "PC Access Services" has the meaning given in the Certificate of
      ------------------
Incorporation.

     "Permanent Subscriber" shall mean, as of any date and with respect to any
      --------------------
Access Service, a Subscriber that has used the applicable Access Service during the longer of (i) the ninety (90)-day period preceding such date and (ii) the period preceding such date consisting of sixty (60) days plus the duration of any free trial period involving such service to which such person is entitled. Notwithstanding the foregoing, if one or more Access Services is bundled with one or more other Access Services, a Subscriber shall be deemed to be a Permanent Subscriber if the foregoing test has been met with respect to at least one of such bundled Access Services.

     "Person" shall mean an individual, sole proprietorship, corporation,
      ------
partnership, limited liability company, joint venture, trust, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, or a Governmental Authority.

     "Preferred Stock" has the meaning set forth in the recitals above.
      ---------------

     "Prime Rate" shall mean, for any date, the rate of interest per annum
      ----------
publicly announced from time to time as the prime rate in effect as of such date as reported in the "Money Rates" column of the Eastern Edition of The Wall
                                                                  --------
Street Journal or other comparable source as agreed to by the Parties if The
--------------                                                           ---
Wall Street Journal is not then publishing such figures.  Each change in the
-------------------
Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

     "Public Sale" shall mean a sale of securities pursuant to an offering
      -----------
registered under the Securities Act or in a transaction pursuant to Rule 144 of the Securities Act.

     "Purchase Notice" has the meaning given in Section 5.7(b).
      ---------------

     "Registration Rights Agreement" has the meaning given in Section 6.1.
      -----------------------------

     "Restricted Activities" has the meaning given in Section 4.1(a).
      ---------------------

     "Restricted Transferee" shall mean any Person that would cause a
      ---------------------
Stockholder to be in violation of the non-competition provisions of Article IV hereof if such person became and remained a Special Affiliate of such Stockholder and shall include, without limitation, each of Terra Networks, Star Media, Universo Online, IG.com, El Sitio/O Site, Telmex/Prodigy, Ciudad Internet/Clarin, Microsoft or any of their respective Affiliates.

     "RSL-LA" shall mean RSL Communications, Latin America, Ltd., an
      ------
international business company organized under the laws of the British Virgin Islands, and its successors in interest.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the
      --------------
rules and regulations of the Commission thereunder, as amended.

     "Series B Preferred Stock" has the meaning set forth in the recitals above.
      ------------------------

     "Series C Preferred Stock" has the meaning set forth in the recitals above.
      ------------------------

     "Significant Competitor" with respect to Access Services shall mean any
      ----------------------
Person (a) having Access Service Permanent Subscribers in those countries within the Territory in which the Company provides Access Services equal to or greater [*] percent ([*]%) of the Access Service Permanent Subscribers of the Company in the Territory, provided that such Person has at least [*] PC Access Service Permanent Subscribers in the Territory, or (b) having Access Service Permanent Subscribers in Brazil equal to or greater than [*] percent ([*]%) of the Access Service Permanent Subscribers of the Company in Brazil, provided that such Person has at least [*] PC Access Service Permanent Subscribers in Brazil.

     "Special Affiliate" has the meaning given in Section 4.1(a).
      -----------------

     "Special Committee" has the meaning given in the Certificate of
      -----------------
Incorporation.
     "Stockholder" has the meaning set forth in the preamble.
      -----------

     "Strategic Partner" shall mean any Person who acquires 25% or more of the
      -----------------
equity of the Company and who provides a strategic benefit to the Company in the form of a contractual relationship or contribution of material, in-kind assets.

     "Subscriber" shall mean, as of any date of determination and with respect
      ----------
to any Interactive Service, any Person who has opened an account with or otherwise registered as a user of such Interactive Service.

     "Subsidiary" has the meaning given in the Certificate of Incorporation.
      ----------

     "Term" has the meaning given in Section 9.1.
      ----

     "Territory" has the meaning given in the Certificate of Incorporation.
      ---------

     "Traditional Media Services" shall mean the delivery of movies, television
      --------------------------
shows, sporting events and other forms of traditional entertainment products intended to be viewed or experienced in uninterrupted fashion (i.e., non-interactive) from beginning to end over ISDN, cable, satellite, fiber optics or other form of broadcast media.

     "Transfer" shall mean, whether directly or indirectly by merger, operation
      --------
of law or otherwise, any sale, assignment, conveyance, transfer, donation or any other means to dispose of, or pledge, hypothecate or otherwise encumber in any manner whatsoever, or permit or suffer any Encumbrance.

     "TV Access Services" has the meaning given in the Certificate of
      ------------------
Incorporation.

     "Voting Stock" shall mean securities having the right to vote generally in
      ------------
any election of Directors of the Company (other than solely by reason of the occurrence of an event).

     "Warrant" shall mean that certain warrant of even date herewith and issued
      -------
by the Company to AOL.

     "Wholly Owned Affiliate" shall mean with respect to any Person any other
      ----------------------
Person which is directly or indirectly wholly owned by such Person, directly or indirectly wholly owns such Person or is directly or indirectly wholly owned by the same Person as such Person, with such ownership to mean possession of both 100% of the equity interest and 100% of the voting interest, except for directors' qualifying shares, if any. Any Person that is directly or indirectly wholly-owned by the Cisneros Family shall be deemed a Wholly Owned Affiliate of ODC.

     "Wireless Access Services" has the meaning given in the Certificate of
      ------------------------
Incorporation.

     "Worse Offer" has the meaning given in Section 5.5.
      -----------

     Section 1.2 Usage Generally; Interpretation. Whenever the context may
                 -------------------------------
require, any pronoun includes the corresponding masculine, feminine and neuter forms. All references herein to Articles and Sections shall be deemed to be references to Articles and Sections of this Agreement unless the context otherwise requires. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. All references to Dollars or use of the "$" symbol shall mean United States Dollars.

                                  ARTICLE II
                                    PURPOSE

     Section 2.1  Purpose.   The Stockholders have entered into this Agreement
                  -------
to provide for the manner of dealing in their capacities as stockholders with certain matters involving the management, conduct and operation of the Company, including without limitation:

             (a) To ensure that the Company's sole line of business shall be to provide Interactive Services within the Territory (the "Business");
                                                             --------
     provided, however, that unless and until AOL and ODC shall otherwise agree in accordance with the provisions hereof and the Certificate of Incorporation, the Business of the Company shall be limited to providing PC Access Services, AOL-branded TV Access Services, AOL-branded Wireless Access Services, and Internet Portal Services in the Territory; and provided, further, however, that the Company shall not Launch any TV Access Services, Wireless Access Services or Internet Portal Services in any country within the Territory unless and until such Launch shall have been approved by the Special Committee in accordance with the provisions of the Certificate of Incorporation.

             (b) To ensure that the Company conducts the Business under the brand names "AOL" and/or "America Online" pursuant to the terms and conditions of the AOL License and CompuServe pursuant to the terms and conditions of the CIS License.

     Section 2.2  No Partnership.
                  --------------

             (a) Nothing in this Agreement shall be construed as creating between or among any of the Parties a partnership or joint venture.

             (b) Except as expressly provided herein or as approved in writing by the represented Party, no Party shall have the right to represent the other Party in negotiations with third parties. No Party shall have the right to enter into an agreement with a third party for the account of the other Party or for their joint account, except as expressly provided herein or as may be hereafter approved, or agreed to, by the Parties in writing.


     Section 2.3  Voting.  To effectuate the intent of Section 2.1 and subject
                  ------
to any agreement reached by the Stockholders in connection with the admission of a third-party equity participant in the Company as provided in Section 5.7, the Stockholders shall vote their shares of Voting Stock in accordance with the provisions of Article III hereof.


                                  ARTICLE III
                               VOTING PROVISIONS

     Section 3.1  Voting Agreements.  The Stockholders agree to vote all shares
                  -----------------
of Voting Stock held by them or their respective Affiliates so as to cause the following:

          (a) The election of each Class A Director (as defined in the Certificate of Incorporation) proposed for election by the Special Committee; and

          (b) The approval of any expansion of the Business in which the Company shall be permitted to engage as and when (i) the Company obtains the right to engage in any such expanded Business in accordance with the provisions of Section 2.9 of the AOL License and (ii) the Company shall elect to pursue such expanded business in accordance with the provisions of the AOL License and the Certificate of Incorporation, including, without limitation, voting to approve any amendment of the Certificate of Incorporation as and to the extent required to effect any such expansion of the Business.


                                  ARTICLE IV
                                NON-COMPETITION

     Section 4.1  Non-Competition with the Company
                  --------------------------------

          (a)(i) Subject to the cure provisions of Section 4.2(b), from the Effective Date until December 15, 2003 and thereafter for so long as each of AOL and ODC, together with their respective Wholly-Owned Affiliates and, with respect to ODC only, Cisneros Family members, holds shares of Voting Stock equal to at least twenty percent (20%) of the issued and outstanding shares of Voting Stock (as adjusted to negate the effect of (1) the admission of third parties admitted as equity participants as contemplated in Section 5.7 hereof, (2) the issuance of any Company Securities by the Company or (3) the issuance of any Company Securities upon exercise of the Warrant) neither Stockholder (nor any third party admitted as a stockholder of the Company in accordance with this Agreement) nor any Special Affiliate thereof shall, directly or indirectly, independently of the Company or the other Stockholder, through a Special Affiliate or otherwise, provide, acquire or hold any interest in:

                  (A) a Person providing, or otherwise participating in the provision within the Territory of, a PC Access Service that is a Significant Competitor or Persons providing, or otherwise participating in the provision within the Territory of, PC Access Services that taken together are Aggregated Significant Competitors; or,

                  (B) in the case of AOL and its Special Affiliates, a Spanish or Portuguese language AOL-branded or CompuServe-branded Internet Portal Service targeted at end users residing in the Territory (except that AOL shall have the right to offer such service in one or more countries within the Territory directly or together with a third party pursuant to and in compliance with the provisions of Section 2.9 of the AOL License).

          (ii) Subject to the cure provisions of Section 4.2(b), from ________, 2000 until ___________, 2005 and thereafter for so long as each of AOL and ODC, together with their respective Wholly-Owned Affiliates and, with respect to ODC only, Cisneros Family members, holds shares of Voting Stock equal to at least twenty percent (20%) of the issued and outstanding shares of Voting Stock (as adjusted to negate the effect of (1) the admission of third parties admitted as equity participants, the result of which is that ODC suffers a disproportionate dilution as contemplated in Section 5.7(b) hereof or (2) the issuance of any Company Securities by the Company upon the exercise of the Warrant) neither AOL nor any Special Affiliate thereof shall, directly or indirectly, independently of the Company or the other Stockholder, through a Special Affiliate or otherwise, provide, acquire or hold any interest in a Person providing in the Territory, or otherwise participating in the provision within the Territory of, an AOL-branded TV Access Service or an AOL-branded Wireless Access Service.

          (iii) Subject to the cure provisions of Section 4.2(b), from ________, 2000 until __________, 2005 neither ODC nor any Special Affiliate thereof shall, directly or indirectly, independently of the Company or the other Stockholder, through a Special Affiliate or otherwise, provide, acquire or hold any interest in a Person providing in the Territory, or otherwise participating in the provision within the Territory of, TV Access Services or Wireless Access Services that is a Significant Competitor or Persons providing or otherwise participating in the provision within the Territory of TV Access Services or Wireless Access Services that taken together are Aggregated Significant Competitors.

          For purposes of this Section 4.1(a), "Special Affiliate" shall mean
                                                -----------------
     any Affiliate or other entity in which a Party or the Cisneros Family holds a direct and/or indirect ownership interest of at least thirty-five percent (35%), or, in the case of RSL-LA or GLA, in which ODC or the Cisneros Family holds a direct and/or indirect ownership interest of greater than fifty percent (50%). For the purposes of this Section 4.1(a), "Access
                                                                     ------
     Services", as it relates to the definition of PC Access Services, TV Access
     --------
     Services and Wireless Access Services, shall include what would otherwise be a non-Access Service if any such services are bundled with a third-party Access Service in a joint venture, profit sharing, joint marketing or like arrangement, whereby: (x) the non-Access Service serves as the default homepage for the Access Service, (y) the non-Access Service and Access Service are promoted or marketed as the same service or under the same brand, or (z) consumers otherwise may reasonably conclude that such bundled services are one and the same. For the avoidance of doubt, a link on the homepage of a third-party Access Service to a non-Access Service and/or the promotion of the non-Access Service as one of the services available to the end users of the Access Service shall not render the non-Access Service(s) an "Access Service" for purposes of this Section 4.1(a). (All prohibited activities under this Section 4.1(a) shall be collectively referred to as "Restricted Activities".) For the avoidance of doubt, (i) with respect to
      ---------------------
     PC Access Services, TV Access Services and Wireless Access Services, a Stockholder shall not be deemed to be engaging in a Restricted Activity, regardless of whether the applicable Person is a Significant Competitor or together with other Persons is an Aggregated Significant Competitor, unless the Stockholder has a direct and/or indirect ownership interest in the applicable Person or Persons of at least thirty five percent (35%) and (ii) ODC shall not be deemed to be engaging in a Restricted Activity with respect to GLA and/or RSL-LA, regardless of whether GLA or RSL-LA is a Significant Competitor or taken together are Aggregated Significant Competitors, unless

     ODC or the Cisneros Family has a direct and/or indirect ownership interest in GLA and/or RSL-LA, as applicable, of greater than fifty percent (50%).

          (b) Notwithstanding paragraph (a), Restricted Activities shall exclude:

                 (i)   Traditional Media Services;

                 (ii)  IP (i.e., Internet protocol) telephony services; and

                 (iii) AOL's GlobalNet(TM) international roaming communications network services.

          (c) For the avoidance of doubt and subject to the definition of Access Services in Section 4.1(a) above as it relates to PC Access Services, TV Access Services and Wireless Access Services, AOL, directly or together with a third party, shall have the right to offer in the
     Territory:

                 (i) Spanish or Portuguese language AOL-branded and CompuServe-branded online or Internet services that are not Access Services to the extent provided in Section 2.9 of the AOL License; and

                 (ii) Non-AOL-branded and non-CompuServe-branded Access Services or other services that are not PC Access Services.

          (d) For the avoidance of doubt, notwithstanding the termination or non-applicability of the non-competition provisions of Section 4.1(a), AOL shall have no right to engage in PC Access Services, TV Access Services or Wireless Access Services or Restricted Activities in the Territory using the AOL Marks or CIS Marks:

                 (i) except to the extent expressly provided in this Section 4, the AOL License or the CIS License, or

                 (ii) unless the AOL License or CIS License terminates or is amended to allow such use of the AOL Marks or CIS Marks in accordance with the express terms of the AOL License or CIS License.


     Section 4.2  Repurchase Upon Breach.
                  ----------------------

          (a) Subject to the other provisions of this Section 4.2, if a Stockholder and/or a Special Affiliate thereof violates the prohibitions of
     Section 4.1(a)(i) or (iii) and, if applicable, does not remedy such violation as provided in Sections 4.2(c) and (d), and such Stockholder and/or Special Affiliate fails to cure such violation and, if applicable, fails to remedy within thirty (30) Business days of receiving written notice from the other Stockholder, then, in addition to other remedies available herein or under law or equity, if ODC or one of its Special Affiliates is the breaching Person, the Company shall have the right to purchase all, but not less than all, of ODC's shares of Voting Stock in the Company (collectively, "ODC's Holdings") at their Fair Market
                                          --------------
     Value, less, to the extent such damages are not reflected in the Fair Market Value, all damages arising as a result of the breach, such purchase to be effected in accordance with the procedures set forth herein and in Sections 5.3(d) and 5.4 below. If the Company elects not to purchase ODC's Holdings upon any breach by ODC or one of its Special Affiliates hereunder, then AOL shall have the right to purchase all, but not less than all, of ODC's Holdings on the same terms. If AOL or one of its Special Affiliates is the breaching Person, then ODC shall have the right to require AOL to purchase all, but not less than all, of ODC's Holdings at their Fair Market Value plus, to the extent such damages are reflected in the Fair Market Value, all damages arising as a result of the breach, such purchase to be effected in accordance in accordance with the procedures set forth herein and in Sections 5.3(d) and 5.4 below. The Company or AOL, as applicable, shall purchase such ODC Holdings in cash, provided that, (i) if the Company has elected to purchase ODC's Holdings, the Company may effect such purchase by delivery of its promissory note, in the full amount of the purchase price therefor, payable over three years with interest at the Default Rate, compounded annually, and (ii) if AOL is the purchasing party, then at the option of the non-breaching party, AOL shall purchase ODC's Holdings in cash or in freely tradable shares of AOL common stock in installments over a three (3)-year period, with interest at the Default Rate compounded annually (the "Installment Payments"), subject to the
                                    --------------------
     Liquidity Requirements as set forth in paragraph (f) below. If Installment Payments are chosen, or if the Company elects to effect its purchase of ODC's Holdings by delivery of its promissory note, then the purchase price shall be paid in equal quarterly installments of principal and interest over the applicable period, and evidenced by a promissory note in form and substance reasonably satisfactory to ODC. At ODC's election the note or Installment Payments shall be secured by ODC's Holdings being purchased. If any third party admitted as a stockholder of the Company as contemplated in
     Section 5.7 violates the prohibitions contained in Section 4.1(a) and does not remedy such violation as provided in Sections 4.2(c) or (d), then, in addition to other remedies available herein or under law or equity, the Company shall have the right to purchase all, but not less than all, of such third party's shares of Voting Stock in the Company at their Fair Market Value, less, to the extent such damages are not reflected in the Fair Market Value, all damages arising as a result of the breach, such purchase to be effected in accordance with the procedures set forth herein and in Sections 5.3(d) and 5.4 below. If the Company fails to exercise such right, then AOL and ODC shall have the right to purchase all or any part of such third party's shares of Voting Stock in the Company at their Fair Market Value, less to the extent such damages are not reflected in the Fair Market Value, all damages arising as a result of the breach. AOL and ODC shall each be entitled to purchase a portion of such third party's shares in proportion to the shares of Voting Stock originally sold by AOL and/or ODC to such third party equity participant, if any, or if no such shares were originally sold by AOL or ODC, in proportion to their then respective percentage ownership interests in the Voting Stock. If either Stockholder chooses not to so purchase any part of a third party's shares that it is permitted to buy under this Section 4.2, then the other Stockholder may, at its option, purchase all of the remainder of such third party's shares.

          (b) If, after the Effective Date, a Stockholder and/or any of its Special Affiliates (the "Acquiring Party") intends to acquire an interest
                              ---------------
     in a Person or Persons (which as a result of such acquisition would be a Special Affiliate(s)) that, directly or indirectly, as part of its or their activities would cause a Stockholder and/or any of its Special Affiliates to be engaged in Restricted Activities, then the Acquiring Party shall use its commercially reasonable efforts (subject to any applicable confidentiality obligations) to notify the other Stockholder and the Company of such intent to acquire such interest. If a Stockholder is precluded from providing the complete notice required hereunder due to a conflicting confidentiality obligation, the Stockholder must, at a minimum, notify the other Stockholder and the Company that a conflicting confidentiality obligation is preventing it from full compliance with this
     Section 4.2(b).

          (c) If, after the Effective Date, the Acquiring Party acquires an interest in a Person or Persons (which as a result of such acquisition becomes a Special Affiliate(s) of the Acquiring Party) that, directly or indirectly, engages in Restricted Activities, then the Acquiring Party shall have the option, in its sole discretion, of either: (y) divesting the Restricted Activities to the extent necessary to be in compliance with
     Section 4.1 within one (1) year from the date on which the Acquiring Party has acquired such an interest in Restricted Activities, or (z) offering first to the Company and, if not accepted by the Company, then to the other Stockholder, an opportunity to participate in the Restricted Activities or offering to contribute that part of the Person conducting Restricted Activities to the Company in exchange for payment by the Company of the fair market value thereof. If the Acquiring Party makes an offer pursuant to clause (z) above, and neither the Company nor the other Stockholder agrees to acquire such interest for any reason or the Company does not agree to pay for the Restricted Activities, then the Acquiring Party shall divest the Restricted Activities to the extent necessary to be in compliance with Section 4.1 within the later of: (A) one (1) year from the date on which the Acquiring Party has acquired such an interest in the applicable Person(s), or (B) six (6) months after receiving written notice rejecting the Acquiring Party's offer from both the other Stockholder and the Company, but, in any case, no later than eighteen (18) months after the date on which the Acquiring Party has acquired such an interest in the Person.

          (d) Notwithstanding any other provision of this Agreement, during the period that the non-competition provisions of Section 4.1(a) are in force, if:

                 (i) the activities of any Stockholder or any of its Special Affiliates result in such Stockholder and/or its Special Affiliate(s) becoming a Significant Competitor providing PC Access Services (or, in the case of ODC and/or its Special Affiliates, TV Access Services or Wireless Access Services) in the Territory, or

                 (ii) the activities of the Stockholder and its Special Affiliates result in such Stockholder or Special Affiliate together becoming an Aggregated Significant Competitor providing PC Access Services (or, in the case of ODC and/or its Special Affiliates, TV Access Services or Wireless Access Services) in the Territory,
     then the Stockholder and/or the Special Affiliate(s), as the case may be, shall have the option, in its or their sole discretion, of either: (y) divesting the Restricted Activity to the extent necessary to be in compliance with Section 4.1 within one (1) year from the date on which it becomes a Significant Competitor or an Aggregated Significant Competitor, as the case may be, or (z) offering first to the Company and, if not accepted by the Company, then to the other Stockholder, an opportunity to participate in the Restricted Activities or offering to contribute that part of the Person conducting Restricted Activities to the Company in exchange for payment by the Company of the fair market value thereof. If the Acquiring Party makes an offer pursuant to clause (z) above, and the Company does not agree to pay for the Restricted Activity for any reason or the Company or the other Stockholder does not agree to acquire such interest for any reason, then the Acquiring Party shall divest the Restricted Activity to the extent necessary to be in compliance with
     Section 4.1 within one (1) year from the date on which the applicable Person(s) became a Significant Competitor or Aggregate Significant Competitor, as the case may be.

          (e) Notwithstanding any other provision of this Agreement, during the period that the non-competition provisions of Section 4.1(a)(i) and (iii), as applicable, are in force, either Stockholder, either directly or through a Special Affiliate, may acquire or hold an interest in a Person providing, or otherwise participating in the provision of, PC Access Services, TV Access Services (except AOL-branded TV Access Services) and Wireless Access Services (except AOL-branded Wireless Access Services) within the Territory so long as such Person is not a Significant Competitor and such Person, together with the applicable Stockholder and its Special Affiliates, is not an Aggregated Significant Competitor.

          (f) The "Liquidity Requirements" shall be deemed satisfied only if AOL provides unconditional guarantees to ODC, in form and substance reasonably satisfactory to ODC, that provide reasonable assurances that ODC can sell an amount of the AOL common stock received at a price sufficient to provide the same amount of money to ODC on approximately the same time schedule that ODC would have received if AOL had chosen to make Installment Payments in cash and guarantee that if ODC cannot do so, AOL will pay the difference to ODC. ODC recognizes, however, that it may not "dump" or otherwise sell such AOL stock in a manner that would disrupt the market for such stock, and accordingly, the parties shall mutually agree to a procedure and timetable for the most rapid liquidation of such AOL stock that does not disrupt the market therefor. Notwithstanding the foregoing, if for any reason ODC does not sell its AOL stock or any portion thereof within forty-five (45) days of receipt of such AOL stock or, if later, within the timetable agreed upon, AOL cannot and does not guarantee that the AOL stock given to ODC will be equivalent in value to the cash Installment Payments.

          (g) If the Company and an Acquiring Party are unable to agree on the fair market value of the part of any Person conducting Restricted Activities which such Acquiring Party is required to offer to the Company pursuant to Section 4.1(c) or 4.1(d), then either party may request an appraisal of such fair market value by delivery of such a request in writing to the other. Such appraisal shall be conducted by an investment banking firm of international standing with experience in valuations of the type of business in question reasonably acceptable to each of the Company and the Acquiring Party. If the Acquiring Party acquired the Person that is conducting the Restricted Activities pursuant to arm's length negotiations with an un-Affiliated party, then the appraisal of such investment banking firm shall be limited to determining the percentage of purchase price paid by the Acquiring Party for such Person attributable to the Restricted Activities. Otherwise, the investment banking firm may make such appraisal on whatever basis it reasonably may determine. Any such appraisal shall, absent manifest error, be binding on the Company, the Acquiring Person and the other Stockholder for all purposes under this Section 4.1.


                                   ARTICLE V
                           RESTRICTIONS ON TRANSFERS

     Section 5.1  Prohibited Transfers. Except as expressly permitted in this
                  --------------------
Agreement, neither Stockholder nor any of their respective Affiliates, including any direct or indirect beneficial owner or ultimate parent of any such entity (including AOL and ODC), shall, directly or indirectly, Transfer any of the right, title or interest in (i) any shares of Preferred Stock or Common Stock or
(ii) any of their Affiliates which beneficially own, either directly or indirectly, any shares of Preferred Stock or Common Stock. Except for Transfers duly made in accordance with this Article V, no Transfer of Preferred Stock or Common Stock by a Stockholder shall be valid as against the Company and its stockholders and any purported transfer not so made in accordance with Article V shall be null and void and of no force or effect as against the Company and the other Stockholder.

     Section 5.2  Permitted Transfers.
                  -------------------

          (a) Notwithstanding anything in this Agreement to the contrary, each Stockholder (or any permitted transferee under clauses (i) through (iv) below) may Transfer shares of Voting Stock owned by it and its rights under this Agreement as they relate to such transferred Voting Stock as follows:

               (i) All or part of the shares of Voting Stock owned by it and its rights under this Agreement to any transferee that is a Wholly Owned Affiliate or Parent Entity of a Stockholder provided that no Restricted Transferee owns or thereafter shall own an interest in such Parent Entity, which interest, with respect to a Parent Entity, is acquired directly from such Parent Entity or from one of its Affiliates;

               (ii) All or part of the shares of Voting Stock owned by it and its rights under this Agreement to any transferee admitted to the Company as a third party equity holder pursuant to the provisions of
          Section 5.7 hereof;

               (iii) Up to twenty percent (20%) of the shares of Voting Stock of such Stockholder to transferees that comprise members of the Cisneros Family and/or Employees of the Stockholders, provided that
          (x) prior to the effective date of any
          such transfer, the prospective transferees shall enter into a voting agreement, in form and substance satisfactory to the Company and the non-transferring Stockholder, pursuant to which the transferring Stockholder shall retain all voting rights attributable to the transferred shares or (y) such transfers are of Class A Common Stock;

               (iv) All of the shares of Voting Stock owned by it and its rights under this Agreement if such Transfer is part of the Transfer to any party acquiring all (or substantially all) of (A) the business of AOL, or (B) the ODC Business Unit. For purposes hereof, "ODC
                                                                       ---
          Business Unit" means any Person or Persons that individually or
          -------------
          collectively owns all of the equity interests of ODC and its Affiliates and the Cisneros Family in the Company and RSL-LA; and

               (v) All or part of the shares of Voting Stock owned by it as a result of the pledge, hypothecation or other similar financing transaction so long as the transferring stockholder continues to have the sole and exclusive authority and right to vote the shares subject to such pledge, hypothecation or other financing transaction.

     In the event of any Transfer of any Company Securities other than Class A Common Stock pursuant to Sections 5.2(a)(i) through (iv), the transferee thereof (or subsequent transferee) shall be entitled to the rights and privileges set forth in this Agreement and shall be bound and obligated by the provisions of this Agreement. As a condition to any such Transfer permitted pursuant to this Section 5.2(a), each transferee that will own shares of Voting Stock (other than shares of Class A Common Stock) shall, prior to such transfer, agree in writing to be bound by all of the provisions of this Agreement and no such transferee shall be permitted to make any Transfer which the original transferor was not permitted to make. In connection with any Transfer of any Company Securities other than Class A Common Stock pursuant to this Section 5.2(a), the transferee shall execute and deliver to the non-transferring Stockholder and the Company such documents as may reasonably be requested by the non-transferring Stockholder and/or the Company to evidence the same.

          (b) Each Stockholder may Transfer some or all of the shares of Voting Stock owned by it to the other Stockholder.

          (c) Each Stockholder may Transfer some or all of the Class A Common Stock owned by it in a Public Sale.

     Section 5.3  Rights of First Refusal.
                  -----------------------

          (a) Except with respect to Transfers permitted pursuant to Section 5.2, if a Stockholder wants to Transfer any shares of Voting Stock to any other Person (other than to a Restricted Transferee or pursuant to a pledge, hypothecation or other similar financing transaction in which the transferring Stockholder continues to have the sole and exclusive authority and right to vote the shares subject to such pledge, hypothecation or other financing transaction) in a bona fide transaction, such Stockholder (the "Offeror") shall be entitled to do so provided that
                            -------
     such Offeror first offers to sell such shares of Voting Stock to the other Stockholder (the "Offeree") at the same price and the same terms and
                       -------
     conditions as the Offeror would receive from such other Person. The Offeror shall submit to the Company and the Offeree a written notice (the "Offer
                                                                        -----
     Notice") stating in reasonable detail such price or other consideration and
     ------
     such terms and conditions and identifying the Person and all Persons who beneficially own more than five percent (5%) of such Person, proposing to purchase the shares of Voting Stock. The Offeree shall have a period of thirty (30) days after the receipt of the Offer Notice in which to accept or reject such offer. If the Offeree elects to accept such offer, which acceptance must be for all and not part of the Voting Stock offered for sale, it shall so indicate within such thirty (30) day period by notice to the Offeror. The notice required to be given by the Offeree shall specify a date for the closing of the purchase which, subject to the expiration or early termination of any waiting period required by any Governmental Authority and the receipt of any required approvals of any Governmental Authority, shall not be more than thirty (30) days after the date of the giving of such notice.

          (b) If the Offeree does not exercise its right to purchase all of the shares of Voting Stock offered for sale pursuant to the provisions of this
     Section 5.3, the Offeror of such shares of Voting Stock shall have the right to sell to the Person identified in the Offer Notice, subject to the provisions of this Agreement, all (but not less than all) of such shares of Voting Stock on the same terms and conditions including the price or other consideration specified in the Offer Notice, free from the restrictions of
     Section 5.1 of this Agreement (for purposes of such specific transaction, but not for purposes of any subsequent transaction) in a bona fide transaction, for a period of ninety (90) days from the date that the Offer expires hereunder, provided that any such purchaser shall prior to such transfer, if such purchaser shall be receiving shares of Voting Stock, other than shares of Class A Common Stock, agree in writing to be bound by all of the provisions of this Agreement. At the end of such ninety (90) day period, the Offeror shall notify the Company and the Offeree in writing whether its shares of Voting Stock have been sold in a bona fide transaction during such period. To the extent not sold during such ninety
     (90) day period, all of such shares of Voting Stock shall again become subject to all of the restrictions and provisions of this Section 5.3.

          (c) If the Offeree accepts the offer set forth in the Offer Notice, the purchase price or other consideration per share of the shares of Voting Stock purchased by the Offeree shall be the price or other consideration per share offered to be paid by the prospective transferee described in the Offer Notice, which price shall be paid in cash and/or such other consideration, at the election of the Offeree.

          (d) If the Offeree accepts the offer set forth in the Offer Notice, the closing of the purchase shall take place at the principal office of the Company or such other location as shall be mutually agreeable to the Offeror and Offeree, and the purchase price shall be paid at the closing by wire transfer of immediately available funds or in such other appropriate form if for consideration other than cash. At the closing, the Offeror shall deliver to the Offeree the certificates evidencing the shares of Voting Stock to be transferred, duly endorsed and in negotiable form as well as the items listed in Section 5.4.

     Section 5.4  Closing Deliveries.  The Offeror at a closing under this
                  ------------------
Article V shall deliver to the Offeree the following:

          (a) A duly executed stock power, "Deed of Transfer" or other appropriate instrument conveying to the Offeree the shares of Voting Stock being purchased by the Offeree, free and clear of any Encumbrances, except those in this Agreement which are expressly assumed. If less than all of the shares of Voting Stock evidenced by a stock certificate are being purchased, the Company shall, upon receipt of such duly endorsed stock certificate, issue to the Offeree a stock certificate evidencing the shares being purchased and issue to the Offeror a stock certificate evidencing the number of shares not being purchased.

          (b) A statement from the Offeror that: (i) except as set forth therein, the Offeror has no claim against the Company in respect of the shares of Voting Stock being transferred, including for any unpaid dividends; and (ii) the Offeror shall perform any of its obligations under this Agreement that shall continue to be applicable to the Offeror after such transfer of shares or shall guarantee any such obligations as may be assumed by the Offeree, unless such guarantee is not then required by the other parties to this Agreement.

     Section 5.5  Direct Comprehensive Competitor.  Before ODC or any of its
                  -------------------------------
Affiliates may Transfer any shares of Voting Stock offered by ODC or any of such Affiliates pursuant to this Article V to a "Direct Comprehensive Competitor" (as defined below) of AOL, ODC shall provide AOL with commercially reasonable notice of its intentions and the terms of the contemplated transaction. Before ODC or any of its Affiliates may consummate any transaction with such Direct Comprehensive Competitor, AOL shall have a right, exercisable within thirty (30) days after written notice from ODC, to purchase such shares on the same terms as those offered by ODC and/or its Affiliates to the Direct Comprehensive Competitor. If AOL does not accept this opportunity to purchase ODC's and/or its Affiliates' shares and ODC and/or its Affiliates wishes to sell such shares to the Direct Comprehensive Competitor at a price lower than the price offered to AOL, or on material terms which, when taken as a whole, are less favorable to ODC and/or its Affiliates than those offered to AOL (a "Worse Offer"), ODC shall
                                                        -----------
notify AOL of its intentions and the terms of the Worse Offer. Before ODC and/or its Affiliates may consummate any Worse Offer transaction with such Direct Comprehensive Competitor, AOL shall have a right to purchase ODC's and its Affiliates' shares on the same terms as such Worse Offer, exercisable within thirty (30) days of written notice from ODC. For purposes of this Section 5.5, a "Direct Comprehensive Competitor" shall mean a Person or entity which owns or
   -------------------------------
controls, directly or indirectly, a multinational business that includes the provision of comprehensive horizontal (i.e., across multiple, diverse subject areas) Interactive Services containing Content of general interest as may be organized under such subject areas as news, sports, and finance, including, by way of example, [*], [*], [*], and [*].

     Section 5.6 Purchase of the ODC Holdings; Installment Payments.  ODC hereby
                 --------------------------------------------------
agrees that AOL and/or the Company, as applicable, may designate a Subsidiary or a third party as the acquirer of all or any of ODC's shares of Voting Stock it may be entitled to purchase hereunder, provided that AOL and/or the Company, as applicable, unconditionally guarantees the required purchase payments to ODC.

     Section 5.7 Third-Party Equity Participants.  AOL, ODC and the Company
                 -------------------------------
shall evaluate the benefits of admitting one or more significant third-party equity stockholders to the Company, and (except as expressly set forth in this Agreement) any such admission of a significant third-party equity participant shall be mutually agreed upon by AOL and ODC in accordance with this Section 5.7 and, if such admission is to be effected in whole or in part by sale of any Company Securities by the Company, submitted for approval of the Special Committee and the Board in accordance with the provisions of the Certificate of
Incorporation:

          (a) Either of the Stockholders may identify one or more Strategic Partners, and may enter into discussions with one or more such Strategic Partners with a view to offering to such Strategic Partners an opportunity to participate in the equity ownership of the Company. Before one Stockholder commences negotiations (e.g., making a formal proposal regarding a significant deal point) it shall provide notice to the other Stockholder and the Company which shall have the right to participate in any and all such negotiations. Either Stockholder may, however, direct that such negotiations not commence and such third party not be considered for an interest.

          (b)  Disproportionate Dilution; Call Option.
               --------------------------------------

                 (i) Any such admission of a Strategic Partner to the Company shall be accomplished in such a manner that the respective Voting Stock holdings of ODC and AOL in the Company are diluted on a two to one (2 to 1) basis until the aggregate number of shares of Voting Stock owned by ODC is reduced to twenty-five percent (25%) of the aggregate number of shares of Voting Stock then outstanding as adjusted to reflect any stock splits, reverse stock splits, stock dividends, stock issuances and similar capital transactions, and, thereafter the respective Voting Stock holdings of ODC and AOL, respectively, shall be diluted on a one and one-half to one (1.5 to 1) basis (collectively, the "Disproportionate Dilution"). Strategic
                                    -------------------------
          Partners may be admitted at any entity level or levels (e.g., to the Company or any other Subsidiary) and in any manner (e.g., by the issuance of shares by the Company and/or the sale of shares by AOL and/or ODC), provided, however, that the net effect of all transactions admitting Strategic Partners does not dilute ODC's overall (direct or indirect, whether through the Company or otherwise) percentage ownership of the Voting Stock of the Company relative to AOL's percentage ownership more than on a 2 to 1 or 1.5 to 1 basis, as applicable ("Maximum Disproportionate Dilution").
                       ---------------------------------

               (ii)  ODC hereby grants the Company and AOL an option (the "Call
                                                                           ----
          Option") to purchase from ODC, and ODC shall be obligated to sell to
          ------
          the Company and AOL, as applicable, such number of shares of Voting Stock then owned by ODC as may be required to effect the Disproportionate Dilution. The Company and/or AOL, as applicable, may exercise the Call Option by written notice (the "Purchase Notice") to
                                                           ---------------
          ODC, which Purchase Notice must be delivered to ODC within thirty (30) days after the admission of a Strategic Partner to the Company. The price at which the Call Option shall be exercised shall be determined pursuant to subsection (A) below, and the date and place of transfer shall be determined pursuant to subsection (B) below.

                    (A)  Price Determination.  The purchase price per share at
                         -------------------
               which the Call Option shall be exercised shall be equal to the Fair Market Value thereof as of the date of delivery of the Purchase Notice.

                    (B)  Date and Place of Transfer.  The purchase and sale of
                         --------------------------
               the shares owned by ODC to the Company and/or AOL, as applicable, pursuant to subsection (b)(ii) above shall take place at the principal place of business of the Company (unless otherwise agreed by the Stockholders), on a date specified by the Company and/or AOL, as applicable, but no later than thirty (30) days after the Purchase Notice has been sent pursuant to subsection
               (b)(ii), unless otherwise agreed by the Stockholders (the "Call
                                                                          ----
               Option Closing").  At the Call Option Closing, the Company and/or
               --------------
               AOL, as applicable, shall tender and ODC shall accept payment of the purchase price by certified or bank check or wire transfer, and ODC shall deliver to the Company and/or AOL, as applicable, in exchange therefor the certificate(s) for the shares of Voting Stock being acquired pursuant to the Purchase Notice, accompanied by duly executed instruments of transfer and the other documents required to be delivered pursuant to Section 5.4 hereof.

          (c) If for any reason the admission of a Strategic Partner results in an aggregate dilution of ODC's relative percentage ownership in the Company greater than the Maximum Disproportionate Dilution, the Stockholders and the Company shall take all actions necessary to ensure that such excessive dilution is eliminated by an adjustment in the form of: (i) the sale or transfer from AOL and/or the Company to ODC of shares of Voting Stock in the Company, and/or (ii) any other measure reasonably agreed upon by the Stockholders, such that after such adjustment the resulting dilution of ODC's ownership interest does not exceed the Maximum Disproportionate Dilution.

          (d) If a Strategic Partner is admitted to the Company, and the manner of effecting the disproportionate dilution is other than pursuant to the Call Option, ODC shall be compensated for any sale or other dilution of ODC's Voting Stock ownership directly or indirectly in an amount equal to the Fair Market Value thereof.

          (e) Any admission of a Non-Strategic Partner to the Company shall dilute AOL and ODC pro rata.

          (f) The method of admitting Strategic Partners and Non-Strategic Partners (e.g., whether to effect such admission by the issuance of shares to such new stockholder and/or the sale of shares by AOL and/or ODC), shall be determined by the Stockholders and, if such method involves the issuance of any Company Securities or other equity securities of the Company, submitted to the Special Committee and the Board for their approval in accordance with the Certificate of Incorporation.

          (g) If the shares of Voting Stock held by AOL and/or ODC shall have been reduced by reason of a sale of a portion of its or their shares of Voting Stock to a Strategic Partner or Non-Strategic Partner as contemplated in this Section 5.7, and such Strategic Partner or Non-Strategic Partner thereafter wants to, or is required to, sell all or a portion of such shares of Voting Stock, AOL and ODC shall cooperate with each other and such Strategic Partner or Non-Strategic Partner, as applicable, so that each of AOL and ODC shall have the right and opportunity to repurchase any such shares of Voting Stock in proportion to the shares of Voting Stock originally sold by AOL and/or ODC to such Strategic Partner or Non-Strategic Partner. If either Stockholder chooses not to purchase any part of a third-party's shares of Voting Stock which it is permitted to buy under this Section 5.7(g), then the other Stockholder or, if it elects not to purchase all of such shares, the Company, may purchase at its option all of the remainder of such third-party's shares of Voting Stock.


                                   ARTICLE VI
                              REGISTRATION RIGHTS

     Section 6.1  Registration Rights.  The shares of Class A Common Stock that
                  -------------------
are issued to the Stockholders by the Company upon conversion of Class B Common Stock or Class C Common Stock or otherwise (including, without limitation, upon conversion of any Series B Preferred Stock received by AOL upon exercise by AOL of the Warrant in whole or in part) shall have the registration rights set forth in the Registration Rights Agreement attached hereto as Exhibit E (the
                                                        ---------
"Registration Rights Agreement"). The parties agree that, subject to the advance
------------------------------
notice requirements set forth in the Certificate of Incorporation, any such conversion, exercise or exchange shall, except as otherwise expressly set forth herein or in the Certificate of Incorporation, occur, at the option of the exchanging or converting Stockholder, contemporaneously with the registration of the Class A Common Stock to be received, or the consummation of the sale of such Class A Common Stock pursuant to such registration, or at such other time as such Stockholder shall request in writing.

                                  ARTICLE VII
                       DEFAULT IN CAPITAL CONTRIBUTIONS;
                          ODC ADDITIONAL PROTECTIONS;
                          ODC NON-MONETARY OBLIGATIONS

     Section 7.1  Default in Capital Contributions. ODC shall make additional
                  --------------------------------
capital contributions to AOL Latin America in installments in the amounts and on the dates set forth on Schedule 7.1 hereto. Upon any default by ODC in the timely payment of the full amount of any of such capital contributions, the Company and AOL shall have the right to effect any or all of the following remedies:

          (a) The Company shall have all remedies available at law or in equity if any such contribution is not so made. Interest shall accrue on the unpaid amount thereof at the Default Rate from the date due until the date paid in full. If any legal proceedings relating to the failure of ODC to make such a contribution are commenced by the Company, the prevailing party in such proceedings shall be entitled to its reasonable attorneys' fees and costs in such proceeding. In addition, for the period commencing on the first day of the month in which such default occurs until such default is cured, ODC and each of its Affiliates and Subsidiaries shall not be entitled to any dividends or other distributions in respect of any of their Company Securities, which dividends and distributions shall be applied to the amount of such defaulted contribution and, to the extent not to applied, be paid to ODC and its Affiliates, as applicable, promptly after such default shall be fully cured by ODC.


          (b) If any such default shall continue for a period of five (5) days after the due date of any such capital contribution, then, notwithstanding the Company's and/or AOL's exercise of any additional remedy hereunder, ODC shall be deemed to have granted AOL an option to acquire an irrevocable proxy to vote all Voting Stock, including without limitation, all shares of Series C Preferred Stock and Class C Common Stock, then owned beneficially or of record by ODC and/or any of ODC's Subsidiaries or Affiliates, in such manner as AOL shall determine in its sole discretion except as expressly set forth in paragraph (c) below, including, without limitation, for the removal of one or more Class C Directors (as such term is defined in the Certificate of Incorporation). Such proxy shall be deemed to be issued to AOL immediately upon delivery by AOL of written notice to the Company (the "Exercise Notice"), with a copy to ODC, to the effect that AOL has elected
      ---------------
     to exercise the option granted herein to obtain such proxy. Such proxy shall continue in full force and effect until the first to occur of (i) the date on which payment in full is made by or on behalf of ODC in the full amount of any such defaulted contribution, with interest thereon from the date due until the date so paid at the Default Rate and (ii) the last date on which such proxy legally may be voted by AOL in accordance with the provisions of the GCL.

          (c) If, but only if, any such default shall continue for a period of thirty (30) days after the due date of any such capital contribution, AOL shall have the right to use the proxy granted pursuant to paragraph (b) above to vote all of ODC's shares of Voting Stock to effect the conversion of all of ODC's and its Subsidiaries and Affiliates' Class C

     Common Stock and Series C Preferred Stock into Class A Common Stock and/or approve one or more amendments to the Certificate of Incorporation necessary to effect such conversion.

          (d) AOL shall have the right, but not the obligation, to pay the amount of any such defaulted contribution on ODC's behalf. If AOL exercises such right, AOL shall be deemed to have made a loan to ODC in the amount so paid by AOL, which loan shall be payable on demand and shall bear interest from the date of such payment by AOL until paid in full by ODC at the per annum interest rate equal to the Default Rate. If ODC defaults in payment on demand of any such amount, AOL shall be able to exercise, in addition to any other remedies available to it, the remedies set forth in Sections 7.1(b) and (c) above.

     Section 7.2.  [Intentionally Omitted]

     Section 7.3  ODC Non-Monetary Contributions. As an integral part of ODC's
                  ------------------------------
contribution to the Company, ODC or its Affiliates shall provide to the Company, for the benefit of the Company and its Subsidiaries, the non-monetary contributions and services set forth in any side agreement between the Company, AOL and ODC relating to such Non-Monetary Contributions as may be in effect from time to time. Upon the termination of this Agreement, the rights and obligations arising under any and all such side agreements in effect at the time of termination shall continue in full force and effect until the expiration or termination of such side agreements in accordance with their terms and neither the Company, nor AOL nor ODC shall be obligated to enter into any additional side agreements following the date of termination of this Agreement.


                                  ARTICLE VIII
                           OTHER AGREEMENTS; LEGENDS

     Section 8.1  Legends.  As long as this Agreement shall remain in full force
                  -------
and effect, there shall be inscribed upon each certificate of Voting Stock held by a Stockholder the following legends:

      THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR IN ANY WAY DISPOSED OF OR ENCUMBERED EXCEPT PURSUANT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCKHOLDERS' AGREEMENT, DATED AS OF _____________, 2000, AND ANY AMENDMENTS THERETO, BETWEEN AMERICA ONLINE LATIN AMERICA, INC., AMERICA ONLINE, INC. AND RIVERVIEW MEDIA CORP., A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE COMPANY. THE HOLDER AND THE OWNER HEREOF IS SUBJECT TO THE OBLIGATIONS THEREIN SET FORTH AND CONTAINED AND ANY SUCH DISPOSITION OR

      ENCUMBRANCE IN VIOLATION OF SAID STOCKHOLDERS' AGREEMENT SHALL BE NULL AND VOID.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, ENCUMBERED, TRANSFERRED, GRANTED AN OPTION WITH RESPECT TO OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT.

     Section 8.2  LIMITATION OF LIABILITY.  IN NO EVENT SHALL EITHER PARTY BE
                  -----------------------
LIABLE TO THE OTHER (OR TO ANY AFFILIATE OF THE OTHER) FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES OF ANY KIND OR NATURE WHATSOEVER (INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS, PROFITS OR OTHER PECUNIARY LOSS) ARISING OUT OF THIS AGREEMENT, WHETHER SOUNDING IN TORT, CONTRACT OR ANY OTHER FORM OF ACTION, EVEN IF THE PARTY AGAINST WHOM SUCH DAMAGES ARE SOUGHT HAS BEEN ADVISED, HAD REASON TO KNOW, OR IN FACT KNEW OF THE POSSIBILITY OF SUCH DAMAGES.


                                   ARTICLE IX
                              TERM AND TERMINATION

     Section 9.1  Term.  The term of this Agreement (the "Term") shall commence
                  ----                                    ----
on the Effective Date and shall terminate (i) by mutual agreement of the Parties in writing, (ii) when the Stockholders have ceased to hold any shares of Voting Stock in the Company, (iii) by termination pursuant to the provisions of Section 9.2, or (iv) on June 30, 2048, whichever occurs first.

     Section 9.2  Termination.  Either Stockholder, at its sole discretion, may
                  -----------
terminate this Agreement by delivering notice of termination and the basis therefor to the other Stockholder and the Company, at such time as the other Stockholder ceases to hold a direct or indirect ownership interest in Voting Stock greater than 10% percent of the number of shares of Voting Stock at any time outstanding (or such lower percentage resulting solely from admission of third-party equity participants pursuant to Section 5.7).

                                   ARTICLE X
                     STANDSTILL PROVISIONS; INDEMNIFICATION

     Section 10.1  Limitations on Holders' Ownership.  Except for purchases of
                   ---------------------------------
Company Securities made in accordance with this Article X, each Holder agrees that until December 15, 2003 it will not, nor will it permit any of its Affiliates other than the Company to directly or indirectly, acquire, offer or propose to any of the Company's stockholders or any third party to acquire, solicit an offer to sell or agree to acquire, by purchase, by gift, by joining a partnership, limited partnership, syndicate or other "group" (as such term is used in Section 13(d)(3) of the Exchange Act), any Company Securities, except as follows:

          (a) a Holder may acquire Company Securities as consideration for such Holder's sale of an asset, property or right to the Company;

          (b) a Holder may acquire Company Securities in connection with such Holder's making of a tender offer or exchange offer for not less than 100% of the shares of Company Securities then outstanding at a price approved by the disinterested members of the Board of Directors of the Company and based upon a fairness opinion delivered to the Board of Directors of the Company by a nationally recognized investment banking firm;

          (c) the Holders shall have the right to acquire in the aggregate shares of Class A Common Stock up to an amount equal to five percent (5%) of the aggregate number of shares of Class A Common Stock outstanding on the Effective Date;

          (d)  AOL may exercise the Warrant; and

          (e)  as specifically approved by the Board.

     Notwithstanding the foregoing, nothing in this Section 10.1 shall prohibit any Holder or Affiliate of such Holder from acquiring any Company Securities as a result of any stock dividend, stock split, combination, reorganization, reclassification or similar event affecting the Company's capital structure.

     SECTION 10.2  Indemnification.
                   ---------------

          (a) If, and to the extent that, the Company, any stockholder of the Company or any other Person brings any Action against AOL or ODC or any of their Affiliates or Subsidiaries (or any of their officers, directors, agents, shareholders, members, partners, Affiliates or Subsidiaries) seeking any Damages or injunctive or other equitable relief based on, arising out of or relating to any breach or alleged breach of any fiduciary or other duty based on any action or inaction which is permitted by the provisions of Article THIRD of the Certificate of Incorporation, or which is otherwise taken in reliance upon the provisions of said Article THIRD, the Company shall, to the fullest extent permitted by law, indemnify and hold such Persons harmless from and against all Damages arising out of or in connection with any such Action. The right to indemnification conferred herein shall include the right to be paid by the Company the expenses (including attorneys', accountants', experts' and other professionals' fees, costs and expenses) incurred in defending any such Action in advance of its final disposition (hereinafter, an "advancement of expenses"); provided, however,
                                   -----------------------
     that if, but only if and then only to the extent, the GCL requires, an advancement of expenses incurred by an indemnitee hereunder shall be made only upon delivery to the Company of an undertaking (hereinafter, an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so
      -----------
     advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter, a "final
                                                                     -----
     adjudication") that such indemnitee is not entitled to be indemnified for
     ------------
     such expenses under this Article THIRD or otherwise. The rights to indemnification and to the advancement of expenses conferred herein shall be contract rights and, as such, shall inure to the benefit of the indemnitee's successors, assigns, heirs, executors and administrators.

           (b) If a claim for indemnification under this Section 10.2 is not paid in full by the Company within sixty (60) days after a written claim has been received by the Company, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit brought by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the Company shall be entitled to recover such expenses only upon a final adjudication that, the indemnitee has not met the applicable standard for indemnification, if any, set forth in the GCL. Neither the failure of the Company (including the Board, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth herein or in the GCL, nor an actual determination by the Company (including its directors, or a committee thereof, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section 10.2 or otherwise, shall be on the Company.

          (c) The rights to indemnification and to the advancement of expenses conferred in this Section 10.2 shall not be exclusive of any other right which any person may have or hereafter acquire by any statute, the Certificate of Incorporation, the Company's By-laws, or any agreement, vote of stockholders or disinterested directors or otherwise.

                                   ARTICLE XI
                                 MISCELLANEOUS

          Section 11.1  Confidential Information.  At all times following the
                        ------------------------
date hereof, each Party shall keep strictly confidential and not disclose, use, divulge, publish or otherwise reveal, directly or through another Person:

          (a) information that a Party indicates to the other Party is, or that the other Party reasonably should know is, any confidential, non-public information of another Party or an Affiliate of the other Party which was disclosed pursuant to the AOL License and AOL OLS Agreement, or

          (b) any information that a Party indicates to the other Party is, or that the other Party reasonably should know is, confidential, non-public information:

               (i) relating to the business of any other Party and obtained as a result of the preparation and negotiation of this Agreement, the performance by the Parties of their obligations hereunder, or the joint conduct by the Parties of activities pursuant to this Agreement, or

               (ii) relating to the business of any Subsidiary of the Company;

     in each case including, but not limited to, documents and/or information regarding customers, costs, profits, markets, sales, products, product development, key personnel, pricing policies, operational methods, technology, know-how, technical processes, formulae, or plans for future development of or concerning such other Party or Subsidiary (collectively, "Confidential Information"), except as may be necessary for the directors,
      ------------------------
     employees, agents or consultants of it and its Affiliates to perform their respective obligations under this Agreement or conduct of the Business, in connection with filings with Governmental Bodies as required under applicable law, including, in particular, the filing of this Agreement and the Registration Rights Agreement with the Commission in connection with the initial public offering of the Class A Common Stock; provided that, except for the filing of this Agreement and the Registration Rights Agreement with the Commission, no Party shall make any disclosure required under applicable law before providing the applicable Party with a reasonable opportunity to seek a protective order. Each Party shall cause any Persons receiving Confidential Information in accordance with the terms hereof to retain such Confidential Information in strict confidence. Upon termination or expiration of this Agreement, each Party shall return to the other Parties or destroy, as the other Party may direct in its sole discretion, all memoranda, notes, records, reports and other documents (including all copies thereof) relating to the Confidential Information of the other Parties and the Subsidiaries which such Party may then possess or have under its control. Each Party shall certify in writing to the other Party within ten (10) Business Days of receiving instructions from the other Party regarding the return or destruction of such materials of the other Party that all such materials have been returned or destroyed as the other Party has directed. If no instruction with respect to the return or destruction of such materials is provided to the other Party within ten (10) Business Days of termination or expiration, the Party possessing such materials shall promptly destroy them. Notwithstanding the foregoing, the following shall not constitute Confidential Information: (x) information which was already otherwise known to the recipient at the time of its receipt in connection with this Agreement, (y) information which is or becomes freely and generally available to the public through no wrongful act of the recipient or (z) information which is rightfully received by the recipient from a third party legally entitled to disclose such information without breach by the recipient of this Agreement. In the event of any breach of this Section 11.1, either Party shall have the right, in addition to any other remedy available at law or in equity, to (a) pursue its claim either individually or through the Company, as the non-breaching Party shall in its sole discretion determine, and (b) demand the immediate dismissal of all personnel actively or passively participating in such breach.

     Section 11.2  Governing Law. This Agreement, and the rights and liabilities
                   -------------
of the Parties hereunder, shall be governed by the substantive laws of the State of Delaware, USA without giving effect to its rules relating to conflict of laws. To the extent otherwise applicable, the United Nations Convention on Contracts for the International Sale of Goods shall not apply to the construction or interpretation of this Agreement. Each Party irrevocably consents to the exclusive jurisdiction of the state and federal courts located in the State of Delaware for all disputes arising under or related to this Agreement, which are subject to litigation hereunder, and to service of process in any jurisdiction in any such action by means of notice delivered pursuant to
Section 11.6 hereof; provided, however to permit a Party either to enforce a judgment or to seek injunctive relief, each Party also irrevocably consents to the jurisdiction of the courts in the place where such judgment enforcement or injunctive relief is sought. Each Party waives any objection it otherwise may have to the personal jurisdiction and venue of the courts designated in this
Section 11.2.

     Section 11.3  Entire Agreement.  Except for the agreements specifically
                   ----------------
referred to in this Agreement, this Agreement constitutes the entire agreement among the Parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements (including, in particular, the Joint Venture Agreement, dated as of December 15, 1998, by and among Federal Communications, S.A., AOL, Pan Latin Interactive Ventures C.V., a limited partnership organized under the laws of the Netherlands, and AOL Latin America), understandings, negotiations and discussions, whether oral or written, of the Parties with respect to the subject matter hereof. All exhibits referenced herein and attached to this Agreement are incorporated hereby and shall be treated as if set forth herein. No amendment, supplement, modification, waiver or termination of this Agreement shall be implied or be binding unless executed in writing by the Party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall waiver constitute a continuing waiver unless otherwise expressly therein provided.

     Section 11.4   Assignment.  All of the terms and provisions of this
                    ----------
Agreement by or for the benefit of the Parties shall be binding upon and inure to the benefit their successors and permitted assigns. The rights and obligations provided under this Agreement may not be assigned, except in accordance with the provisions of Section 5.2. Except as expressly provided herein, nothing herein is intended to confer upon any Person, other than the Parties and their permitted successors, and permitted assigns as provided herein, any rights or remedies under or by reason of this Agreement.

     Section 11.5   Survival.  Sections 7.1, 7.3, 8.2, 10.2 and 11.1 shall
                    --------
survive expiration or termination of this Agreement for any reason, to the extent set forth in or as necessary to give effect to the applicable provision.

     Section 11.6   Notices.  All notices, requests, demands and other
                    -------
communications hereunder shall be in writing in English and shall be deemed to have been duly given (except as may otherwise be specifically provided herein to the contrary): (i) if delivered by hand to the Party to whom said notice or other communication shall have been directed, upon such receipt, (ii) if mailed by certified or registered mail with postage prepaid, return receipt requested, on the seventh Business Day after mailing, (iii) if transmitted by telefax, on the date of transmission, with such transmittal followed by delivery of a confirmation copy via one of the other methods set out herein, or (iv) if delivered by electronic mail, on the delivery date, with such transmittal followed by delivery of a confirmation copy via one of the other methods set out herein. All notices shall be addressed as set forth below or to any other address such Party shall notify to the other Party in accordance with this
Section:

If to AOL:               America Online, Inc.
                         22000 AOL Way
                         Dulles, VA  20166-9323, USA
                         Attn:  President, AOL International
                         Fax No.:  (703) 265-2502

If to any other Holder:  at such address and facsimile number as such Holder shall have furnished the Company in writing, with a copy to AOL.

If to the Company:       America Online Latin America, Inc.
                         6600 N. Andrews Avenue, Suite 500
                         Fort Lauderdale, FL  33309, USA
                         Attn:  President
                         Fax No.:  (954) 772-7089

     with a copy to:     Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
                         One Financial Center
                         Boston, MA  02111, USA
                         Attn:  Peter S. Lawrence, Esquire
                         Fax No.:  (617) 542-2241

If to ODC:               Riverview Media Corp.
                         325 Waterfront Drive
                         Wickhams Cay
                         Road Town, Tortola
                         British Virgin Islands
                         Attn:  Legal Department
                         Fax No.: (284) 494-4980

     with a copy to:     Finser Corporation
                         550 Biltmore Way, Suite 900
                         Coral Gables, FL 33134, USA
                         Attn:  Legal Department
                         Fax No.:  (305) 447-1389

     Section 11.7   Counterparts; Facsimiles. This Agreement and each of the
                    -------------------------
exhibits attached hereto may be executed and delivered in one or more counterparts, each of which shall be deemed to be an original, and all of which when taken together shall constitute one and the same instrument and shall become effective when copies hereof, bearing the signatures of each of the Parties, shall have been received by the Company, ODC and AOL. Facsimile signatures to this Agreement and each of the exhibits attached hereto shall be effective if promptly followed by the original signed Agreement or exhibit, as the case may be.

     Section 11.8   Expenses. The Company shall pay all of its own legal and
                    --------
other fees and expenses and the expenses of the Stockholders, incurred in connection with this Agreement, the transactions contemplated hereby, and the negotiations leading to the same.

     Section 11.9   Further Assurances.  Each Party shall perform all other acts
                    ------------------
and execute and deliver all other documents as may be necessary or appropriate to carry out the purposes and intent of this Agreement, as reasonably requested by the other Parties.

     Section 11.10  Construction.  The terms and provisions of this Agreement
                    ------------
and the wording used herein shall in all cases be interpreted and construed simply in accordance with their fair meanings and not strictly for or against any Party hereto. The captions at the headings of each Section of this Agreement are for convenience of reference only, and are not intended or to be used or applied to describe, interpret, construe, define or limit the scope, extent, intent or operation of this Agreement or of any term or provision hereof.

     Section 11.11  Severability.  If any provision of this Agreement shall be
                    ------------
held to be incomplete, illegal, invalid or unenforceable, or if it becomes necessary to amend the Agreement in order to comply with an administrative or governmental order, the remaining provisions of the Agreement shall stay in force and the unenforceable, void or incomplete provision shall be replaced by a valid provision or amendment reflecting the economic and business objectives of the original Agreement as best as possible.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                              AMERICA ONLINE LATIN AMERICA, INC.


                              By: /s/ Charles M. Herington
                                 -------------------------------------
                              Name:   Charles M. Herington
                                   -----------------------------------
                              Title:  President and CEO
                                    ----------------------------------


                              AMERICA ONLINE, INC.


                              By: /s/ J. Michael Kelly
                                 -------------------------------------
                              Name:
                                   -----------------------------------
                              Title:
                                    ----------------------------------


                              RIVERVIEW MEDIA CORP.


                              By: /s/ Cristina Pieretti
                                 -------------------------------------
                              Name:
                                   -----------------------------------
                              Title:
                                    ----------------------------------

                                 SCHEDULE 7.1

                           ODC CONTRIBUTION SCHEDULE


     Date                              Amount

     First Business Day of Q2 2000     $13,000,000

     First Business Day of Q3 2000     $10,000,000

     First Business Day of Q4 2000     $ 6,000,000

     First Business Day of Q1 2001     $ 6,000,000

     First Business Day of Q2 2001     $ 3,000,000

     First Business Day of Q3 2001     $ 3,000,000

* "Q" means calendar quarter. For example, first Business Day of Q2 would be the first Business Day of April, first Business Day of Q3 would be the first Business Day of July, and so forth.

                                 SCHEDULE 7.3

                NON-MONETARY CONTRIBUTIONS AND SERVICES OF ODC


     ODC further agrees that, upon the request of the Company, ODC and its Affiliates will provide the services set forth in Section II of this Schedule
7.3 at ODC's or its Affiliates' cost.

     ODC further agrees that, upon the request of the Company, with respect to services set forth in Section III of this Schedule 7.3 that are provided by ODC or its Affiliates, ODC shall provide such services at ODC MFN Rates. "ODC MFN
                                                                      -------
Rates" shall mean rates at least as favorable as rates charged by ODC or its
-----
Affiliates at such time to any Person other than ODC Seventy-Five Percent Affiliates, if any, for substantially similar services, or if ODC or its Affiliates do not provide substantially similar services to such other Persons, favorable rates consistent with the intent of this Schedule 7.3. "ODC Seventy-
                                                                   -----------
Five Percent Affiliate" means any Person in which Ricardo Cisneros and/or
----------------------
Gustavo Cisneros and/or their lineal descendants own, directly or indirectly, individually or collectively, through any other Person or Persons, at least seventy-five percent (75%) of the equity interests.

     Upon the request of the Company, with respect to services set forth in
Section III of this Schedule 7.3 that are provided by entities in which the Cisneros Family has an equity interest that are not Affiliates of ODC, ODC shall use its best commercially reasonable efforts to obtain for the benefit of the Company such services at rates as favorable as those provided to ODC and its Affiliates other than ODC Seventy-Five Percent Affiliates, or, if such services are not provided to ODC and such Affiliates, at favorable rates consistent with the intent of this Schedule 7.3.

     Upon the request of the Company, ODC will use best commercially reasonable efforts to obtain for the benefit of the Company services provided to ODC and its Affiliates by third parties in which the Cisneros Family does not have any equity interest on terms as favorable as the terms extended by such third parties to ODC and its Affiliates other than ODC Seventy-Five Percent Affiliates, and if such third parties do not provide such services to ODC and such Affiliates, at favorable rates consistent with the intent of this letter agreement and Section 7.3 of the Stockholders Agreement.

     With respect to any services obtained from entities in which the Cisneros Family has an equity interest that are not Affiliates of ODC and third parties in which the Cisneros Family does not have any equity interest, in addition to the rates set forth above payable to such other entities, the Company shall pay to ODC all reasonable out-of-pocket costs incurred by ODC and its Affiliates in obtaining such services for the benefit of the Company.

     [In addition to the services set forth in Sections I, II and III of this
Schedule 7.3 ODC will use best commercially reasonable efforts to obtain from Univision for the benefit of the AOL-US Service, unoccupied advertising air time at Univision's most favored rates for comparable volumes of air time, until the Company has purchased $2,000,000 worth of such advertising. For purposes hereof, "AOL-US Service" shall mean the principal AOL Service provided
                  --------------
by AOL to United States residents on the date hereof, as such service shall be modified from time to time, and "AOL Services" shall mean the Interactive
                                 ------------
Services that are PC Access Services provided worldwide, including the AOL-US Service and any other international AOL Services, under the brand names America Online(TM) and/or AOL(TM) existing as of the date hereof or in the future and modified from time to time.]

     With respect to any service provided by ODC or its Affiliates to the Company or obtained for the benefit of the Company from other entities, a ten percent (10%) management fee will be charged to the Company where there is dedicated management involved in providing or obtaining such services for the Company.

     Notwithstanding anything contained herein, (i) nothing in this Schedule 7.3 shall obligate the Company to purchase services from ODC and/or its Affiliates, and (ii) any agreements for services provided hereunder where the Company is to pay ODC and/or its Affiliates, as the case may be, shall be subject to the Company's and AOL's approval as provided in Article FIFTH, Clause (c) of the Certificate of Incorporation.

SECTION I.     CONTRIBUTIONS PROVIDED AT NO CHARGE:
               -----------------------------------

 .    Local market intelligence
 .    Leverage existing relationships and contacts (see Attachment 1)
 .    Facilitate appropriate high level in-country contacts with governmental and regulatory officials to further the Company business in the Territory

SECTION II.    SERVICES PROVIDED AT COST*:
               -------------------------

 .    Legal and regulatory advice
 .    Tax services
 .    In-market research
 .    Financial and administrative services
 .    Marketing and advertising services
 .    Public relations

               * Plus a nominal management fee of 10% where there is dedicated management.

SECTION III.   SERVICES PROVIDED OR OBTAINED AT MOST FAVORED OR FAVORABLE
               ----------------------------------------------------------
RATES*:  (* Plus ODC reasonable, out-of-pocket costs in obtaining services and
-----
management fee where there is dedicated management.)

 .    ADVERTISING & PROMOTION:  Advertising and promotion at most favored rates
     -----------------------
     applicable to comparable volumes of air time on ODC affiliated television networks, including unoccupied air time on Venevision, Chilevision, Caracol, Rock & Pop and Caribbean Communications Network. Use of available vehicles for cross-promotion of services between media properties and the Company, including cross-promotion via references to the Company Interactive Services on television programs. For example:

 .    ODC will make best commercially reasonable efforts to obtain from Galaxy
     Latin America, unoccupied advertising space to promote the Company in its programming line up. In addition, ODC will make best commercially reasonable efforts to obtain rights from GLA to promote the Company service in DIRECTV's electronic programming grid.

 .    ODC will also make best commercially reasonable efforts to obtain product placement in country specific programming through its affiliated programming properties in Latin America, including the channels of the Cisneros Television group, Clase, I-Sat, Space, Infinito, Uniseries, and Jupiter.

 .    ODC will provide the Company with cross promotion and advertising in
     Venevision.com, the web site of Venevision.

 .    ODC will make best commercially reasonable efforts to obtain from Imagen
     Satelital, promotion through its affiliated channels, with the Company as its exclusive online service.

 .    ODC will make its best commercially reasonable efforts to obtain from
     Panamco marketing, promotion and distribution in connection with Coca-Cola products in the Territory.

 .    ELECTRONIC PROGRAMMING:  Rights to develop online content  based on
     ----------------------
     traditional content developed by ODC's controlled programming properties. To the extent the rights are available from companies other than ODC's controlled properties, ODC shall use best commercially reasonable efforts to obtain such rights for the Company. For example:
                                            -----------

 .    Create virtual electronic environments using the characters and themes of
     Venevision's children and teen-ager programs;

 .    Reasonable commercial efforts to obtain rights to develop virtual electronic environments based on the characters developed by non-controlled affiliates of ODC (i.e. Locomotion, Space, I-Sat, Space, Infinito, Uniseries, Chilevision.)

 .    Venevision will make best commercially reasonable efforts to arrange for its exclusive celebrities to take part periodically in the service's chat rooms, provided that these stars participate from their home base in these chat rooms.

 .    ACCESS TO CUSTOMER DATABASES: Subject to applicable laws, access to
     ----------------------------
     customer databases of affiliate companies. For example:
                                                -----------

 .    ODC will make best commercially reasonable efforts to obtain from RSLCOM
     Latin America and GLA access to their subscriber databases for the purpose of mailing the AOL client software to the subscribers of such services.

 .    DISTRIBUTION OUTLETS: Access to ODC's distribution outlets for the
     --------------------
     distribution of the Company software.   For example:
                                             -----------

 .    GLA has distribution agreements with numerous outlets throughout Latin
     America. ODC will use its best commercially reasonable efforts to secure distribution of software through such outlets.

IV.  BUNDLING/MARKETING AGREEMENTS; COMMERCE AGREEMENTS
     --------------------------------------------------

 .    ODC may negotiate to obtain bundling and other marketing and subscriber acquisition agreements for the benefit of the Company ("Bundling/Marketing Agreements"). the Company shall pay ODC a royalty for each Subscriber registration that results from such Bundling/Marketing Agreements ("Bounty"). The amount of each Bounty under each Bundling/Marketing Agreement shall be mutually agreed upon by ODC and the Company, and subject to the approval of the Company and AOL as set forth in Article FIFTH, Clause (c) of the Certificate of Incorporation.

 .    ODC may negotiate to obtain advertising and/or electronic commerce agreements with respect to the Company Interactive Services for the benefit of the Company if and as approved by the Company. ("Commerce Agreements"). the Company shall pay ODC a royalty for each Commerce Extension ("Commission"). The amount of the Commission under each Commerce Agreement shall be no less than fifteen percent (15%).

                         Attachment 1 to Schedule 7.3

                            Existing Relationships

   NAME OF                 NATURE OF BUSINESS                          AREA OF                % OWN
   COMPANY                                                            INFLUENCE

--------------------------------------------------------------------------------------------------------------
1.  Venevision          Open TV network                                   Venezuela             [*]%
                        Producer of Spanish Language
                        programming in South America
--------------------------------------------------------------------------------------------------------------
2.  Pueblo Xtra         Chain of supermarkets in the                     Puerto Rico            [*]%
    International       Caribbean                                     US Virgin Islands
                        Chain of Blockbuster video stores in
                        the Caribbean (approx. 30)
--------------------------------------------------------------------------------------------------------------
3.  Vtel                Distributors of wireless commu-                   Venezuela             [*]%
                        nications devices from Motorola and
                        other manufacturers
--------------------------------------------------------------------------------------------------------------
4.  AmericaTel          Provider of nationwide trunking                   Venezuela             [*]%
                        services
--------------------------------------------------------------------------------------------------------------
5.  Ibero American      Broadcasting private equity fund in             Currently in:           [*]%
Media Partners          Latin America                                 Argentina, Chile, Co-
                                                                        lombia, Portugal
                                                                     Plans for continued
                                                                  expansion in Latin America
--------------------------------------------------------------------------------------------------------------
5(a) Cisneros TV        Distributor of original and third-party          Regional               [*]%
 Group                  programming for subscription-based
                        TV services (CATV and DTH).
--------------------------------------------------------------------------------------------------------------
5(b) Chilevision        Open TV network                                     Chile               [*]%
--------------------------------------------------------------------------------------------------------------
5(c) Imagen             Distributor of original and third-party            Regional             [*]%
 Satelital              programming for subscription-based            Strongest in Latin
                        TV services (CATV and DTH)                   America's Southern Cone
                                                                      (Argentina, Chile and
                                                                           Brazil)
--------------------------------------------------------------------------------------------------------------
5(d) Rock & Pop         All music cable network                             Chile               [*]%
                        Owner and operator of three radios
                        stations
--------------------------------------------------------------------------------------------------------------
5(e) Caribbean          Open TV Network                               Trinidad & Tobago         [*]%
 Communications         Newspaper Publisher                                Barbados
 Network                                                                   Jamaica
                                                                          St. Kitts


--------------------------------------------------------------------------------------------------------------
5(f) Caracol TV         Broadcast TV                                       Colombia             [*]%
--------------------------------------------------------------------------------------------------------------
6.  Galaxy Latin        Satellite delivered direct-to-home                 Regional             [*]%
    America             television
   (Holding
   Company)
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 NAME OF                       NATURE OF BUSINESS                       AREA OF                    % OWN
 COMPANY                                                               INFLUENCE
-----------------------------------------------------------------------------------------------------------------
7.  RSL                  Provider of long distance telephone           Regional                Venezuela [*]%
    Communications       services                                                               Mexico [*]%
                                                                                                Brazil [*]%

-----------------------------------------------------------------------------------------------------------------
8.  Univision            Open TV Network                             United States                [*]%
-----------------------------------------------------------------------------------------------------------------
9.  Galaxy Latin         Galaxy has a network of affiliated                                    Venezuela [*]%
    America              companies in all Latin America. These                                 Colombia [*]%
10. (Local               companies are generally the strongest                                  Brazil [*]%
    Operating            (broadcast or print) media company in                                Argentina [*]%
    companies)           its country.  All local partners were                                Pto Rico. [*]%
                         selected by ODC and ODC has retained                                Via Dig (Sp) [*]%
                         (jointly with Hughes) the option to                                 Others up to [*]%
                         purchase up to 40%  of each LOC.
-----------------------------------------------------------------------------------------------------------------
11. Editora Abril        Publisher of print media                       Brazil                    [*]%
                         Operator of CATV                                                   (Partner in GLA)
                         Provider of DTH
-----------------------------------------------------------------------------------------------------------------
12. Corporacion          Remote interactive educational services       Regional                   [*]%
    Latinoamericana      Provided through DIRECTV
    de Servicios
    Educativos
13. (Clase)
-----------------------------------------------------------------------------------------------------------------
14. Coca-Cola/           Bottler of Coca-Cola products                 Regional                   [*]%
    Panamco
-----------------------------------------------------------------------------------------------------------------

                                   EXHIBIT A

                                  AOL LICENSE

                             AOL LICENSE AGREEMENT

     THIS AOL LICENSE AGREEMENT (this "Agreement"), dated as of ________, 2000, entered into by and between America Online, Inc., a Delaware corporation ("AOL" or "Licensor"), and America Online Latin America, Inc., a Delaware corporation (the "Company"), having its principal offices at 6600 N. Andrews Avenue, Suite 500, Ft. Lauderdale, FL, USA 33309.

                                  WITNESSETH:

     WHEREAS, AOL and Licensee have entered into an Online Services Agreement (the "AOL OLS Agreement"), pursuant to which AOL agreed, among other undertakings, to provide certain services to the Company and its subsidiaries necessary for the conduct by the Company of its Business (as defined herein).

     WHEREAS, pursuant to the Restated Certificate of Incorporation of the Company (as the same may be amended and restated from time to time, the "Certificate of Incorporation"), the Company is to operate and/or market and support the Business in the Territory (as defined herein) through certain operating entities wholly owned, directly or indirectly, by Licensee (individually, an "Operating Entity," and collectively, the "Operating Entities").

     WHEREAS, on the date hereof, AOL executed a guarantee (the "AOL Guarantee") for the benefit of the Company and its Operating Entities, pursuant to which AOL has guaranteed, inter alia, the obligations of Licensor under this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                  AGREEMENT:

1. DEFINITIONS; CONSTRUCTION. Capitalized terms used but not defined in the body of this Agreement shall have the meaning given to such terms in Attachment
A. Other capitalized terms without definition shall have the meanings given in the Certificate of Incorporation. Unless the context clearly indicates otherwise, any term defined or used in the singular will include the plural. Use of the term "include" or "including" will be construed to mean "include without limitation" or "including without limitation", as applicable.

2.   GRANT OF RIGHTS.

     2.1  License Grant. Subject to the terms and conditions of this Agreement
          -------------
and the Certificate of Incorporation, Licensor hereby grants to Licensee an exclusive (with respect to PC Access Services, TV Access Services and Wireless Access Services and a non-exclusive (except as provided in Section 2.9 below) with respect to Internet Portal Services), but subject to termination of exclusivity pursuant to Section 5 below, non-transferable (except as expressly provided herein) right and license within the Territory to:

          (a) implement, transmit, display, copy, perform and use the Licensed Products for the sole purpose of, and as necessary for, enabling Licensee to Launch, operate, provide, manage and administer Licensee Interactive Services in the Territory as contemplated herein,

          (b) sublicense the Client Product to Subscribers pursuant and subject to the terms and conditions set forth in the subscriber agreements which are part of the AOL Standard Forms to be used by Licensee pursuant to Section 3.3 below,

          (c) access, display and grant to Subscribers (with respect to PC Access Services, TV Access Services and Wireless Access Services) and to users of Licensee's Internet Portal Services, the right to access Content through Licensee Interactive Services, including AOL Services Content and other Content, but excluding Restricted Content,

          (d) market and distribute the Client Product to potential Subscribers in the Territory directly and through authorized third parties that so market and distribute on Licensee's behalf,

          (e) use Licensor's Confidential Information and Licensed Products only to the extent necessary (i) to allow Licensee to Launch, provide, manage, administer and market Licensee Interactive Services in the Territory, (ii) to allow Licensee to develop, create, procure, market, transmit, maintain, enhance, manage and administer Content for use in connection with Licensee Interactive Services, and (iii) to allow Content providers to develop, create, transmit, procure, market, maintain, enhance, manage and administer Content pursuant and subject to the terms and conditions set forth in the Content provider agreements which are part of the AOL Standard Forms to be used by Licensee pursuant to
Section 3.3 below,

          (f) use Licensor's training and technical support for the sole purpose of enabling Licensee to Launch, operate, provide and manage, and administer Licensee Interactive Services as contemplated herein, and

          (g) translate and modify online forms included within the Licensed Products as reasonably necessary to conform such forms to the local languages, laws and business practices of the Territory.

All of the foregoing rights are granted solely in connection with the Launch, operation, provision, management and administration of Licensee Interactive Services during the Term.

     2.2  Third Party Products.  Subject to the terms and conditions of this
          --------------------
Agreement, Licensor grants to Licensee the same license rights in respect of Third Party Products that Licensor has granted in respect of the Licensed Products in Section 2.1, but only to the extent that Licensor is permitted to grant such license rights to Licensee and subject to the payment of applicable third-party royalties or fees, if any, as specified in this Section 2.2. All of the foregoing rights are granted solely in connection with the Launch, operation, provision, management and administration of Licensee Interactive Services during the Term. Licensor shall sublicense to Licensee all of such license rights to Third Party Products to the extent Licensor has such rights as of the Effective Date and thereafter during the Term to the extent Licensor has such rights and to the extent that Licensor has licensed, offered to license or otherwise made available such Third Party Products to other JV Affiliates consistent with AOL's Uniform Policies. Licensor shall use commercially reasonable efforts to obtain from third parties the best overall terms for such licenses, which may include royalty bearing licenses as provided in this Section 2.2, to permit Licensee to use all other Third Party Products. Licensee shall reasonably assist Licensor in obtaining such licenses and shall execute any required license agreements if so requested by Licensor. In the event Licensor's efforts to obtain from a third party appropriate licenses to permit Licensee to use a Third Party Product are unsuccessful, Licensor shall use commercially reasonable efforts, at Licensee's expense but in Licensor's reasonable discretion, either (a) to obtain from another third party license rights to reasonably similar software that may be substituted for the unavailable Third Party Product or (b) to develop a commercially reasonable workaround for the unavailable Third Party Product during the period of its unavailability. Licensee acknowledges and agrees that prior to the exercise of any of the rights specified in this Section 2.2, the exercise of which require that Licensee obtain license rights directly from the owners of Third Party Products, Licensee shall, with Licensor's commercially reasonable assistance, first have obtained all necessary license rights from the owners of Third Party Products to use such products. For the avoidance of doubt, Licensor's obligation to assist Licensee in obtaining such license rights shall not oblige Licensor to pay any royalties, fees or other consideration for such rights, or otherwise to provide financial assistance of any sort to Licensee. Notwithstanding any other provision of this Agreement, Licensee shall have no obligation to license or use any Third Party Product for which Licensee is required to pay any expense, royalty or fee if other JV Affiliates are not required to use such Third Party Product pursuant to AOL's Uniform Policies consistently applied to all JV Affiliates. Licensee must, however, accept any license and pay any royalties required for use of Third Party Products which are Requested Developments or New AOL Developments. The foregoing shall be applicable only with respect to PC Access Services until such time as the Company and Licensee shall obtain the right to offer such TV Access Services and Wireless Access Services in the Territory in accordance with the provisions of the Certificate of Incorporation. If and when the Company and Licensee shall obtain the right to offer such TV Access Services and Wireless Access Services in the Territory, AOL and Licensor shall provide such Requested Developments and New AOL Developments to Licensee in respect of such TV Access Services and Wireless Access Services in the Territory on the same basis as it has theretofore provided them in respect of PC Access Services.

          (a)  Licensee Payments for Third Party Products. Subject to Section
               ------------------------------------------
2.2(b), Licensee shall pay Third Party Product fees and royalties under the following circumstances: (i) the licensor of a Third Party Product demands a payment to expand the scope of the existing license grant to permit Licensee to use the Third Party Product, e.g., to expand existing geographic or usage restrictions; or (ii) (x) AOL's license agreement with the licensor of the Third Party Product contains a per host computer charge, per client charge, usage charge or other charge or fee based upon the nature of the use thereof, and (y) AOL has dedicated one or more host computers to Licensee, regardless of the physical location of such computers, or Licensee's use of such Third Party Products otherwise gives rise to such per client, usage or other charge or fee. Licensor shall exercise commercially reasonable efforts to obtain for Licensee such Third Party Products at fees and royalty rates that are the lowest that can be obtained and at least as favorable as similar fees and royalty rates paid by JV Affiliates on the Effective Date or thereafter during the Term (taking into account as appropriate the level of usage and other factors that reasonably impact royalties and fees). Licensee shall also pay all costs and expenses associated with (A) translating or otherwise modifying the Third Party Product for use in the Territory; (B) modifying the Third Party Product to enable such software to be exported to the Territory; and (C) complying with any import or export control regulations of the relevant jurisdiction(s) to enable the Third Party Product to be imported into or exported to the Territory. Licensor represents that in the year preceding the Effective Date, the total of all royalties, fees and other costs and expenses attributable to existing Third Party Products for any JV Affiliate AOL Service in any country did not exceed fifty thousand dollars ($50,000).

          (b)  Spun-off Licensed Products. In the event AOL and/or its Wholly-
               --------------------------
Owned Affiliates should cease to own any component of the Licensed Products, such component (i) shall, if it is a Core AOL Technology, be deemed a Licensed Product for the Term and shall not be deemed to be a Third Party Product, and
(ii) shall, if (x) it is a Peripheral AOL Technology, (y) AOL and/or such Wholly-Owned Affiliate cease to own such Peripheral AOL Technology for a bona fide business purpose (including achieving wider promulgation of technology in the marketplace, attracting qualified developers, or achieving enhanced technical capability, support, maintenance, development or training in respect of such Peripheral AOL Technology), and (z) the treatment of such Peripheral AOL Technology as a Third-Party Product would not cause Licensee, at any time during the Term, to pay greater fees or royalties (taking into account as appropriate the level of usage and other factors that reasonably impact royalties and fees) than AOL or any of its Affiliates or JV Affiliates providing AOL Services, then such Peripheral AOL Technology shall be deemed a Licensed Product for eighteen
(18) months (or such longer period as is consistent with subsection (z) above) after such Licensed Product component is no longer owned by AOL and/or its Wholly-Owned Affiliates and shall thereafter be deemed a Third Party Product . Under such circumstances, if AOL and/or any of its Wholly-Owned Affiliates elect(s) to use the technology of a third party in lieu of any component of the Peripheral AOL Technology in providing AOL-US Service, such component shall be deemed a Licensed Product for eighteen (18) months (or such longer period as is consistent with subsection (z) above) after AOL elects to use such technology and shall thereafter be deemed a Third Party Product for the purposes of this Agreement, subject to subsection (z) above.

     2.3  Documentation.  Subject to the terms and conditions of this Agreement,
          -------------
Licensor hereby grants to Licensee an exclusive (with respect to PC Access Services, TV Access Services and Wireless Access Services) and a non-exclusive (except as provided in Section 2.9 below, with respect to Internet Portal Services), but subject to the termination of exclusivity pursuant to Section 5 below, non-transferable (except as provided herein) license in the Territory to use, translate into the local language(s) of the Territory, display and reproduce the Documentation relating to the Licensed Products only within the Territory and to the extent necessary to Launch, operate, provide, manage and administer the Licensee Interactive Services; provided, however that Licensee shall have no right to, and Licensee agrees not to, adapt, alter, modify or create derivative works of the Documentation other than the translation(s) contemplated above. Licensor shall provide Licensee with the Documentation set forth in Attachment B with respect to PC Access Services, and appropriate documentation as Licensor and Licensee mutually deem necessary or desirable upon the addition of TV Access Services and/or Wireless Access Services to the Licensee Interactive Services being provided by Licensee. Licensor reserves the right to amend Attachment B from time to time to permit Licensor to make such reasonable changes as are necessary for Licensor to provide such Documentation on a consistent worldwide basis. Licensor shall provide Licensee with prior notice of such amendments to Attachment B. All of the foregoing rights granted to Licensee are granted solely in connection with the Launch, operation, provision, management and administration of Licensee Interactive Services during the Term. Notwithstanding the foregoing, the Content provider's guide or the remote managed gateways guide may also be distributed to Content providers to Licensee Interactive Services provided that Licensee has entered into an agreement with each such Content provider substantially consistent with the Content provider agreements which are part of the AOL Standard Forms to be used by Licensee pursuant to Section 3.3 below, as the same may be modified from time to time. Licensor shall own all right, title, and interest in the Documentation and all translations of the Documentation. Licensee shall place on all such copies of the Documentation an internationally recognized copyright notice and other proprietary rights legends specified by Licensor. All translated Documentation will be considered works made for hire commissioned by Licensor such that copyright ownership of such translations shall immediately vest in Licensor. If any such Documentation may not be considered works made for hire under applicable law, Licensee hereby irrevocably assigns to Licensor without further consideration all of Licensee's right, title and interest in and to such Documentation, including U.S. and foreign copyrights. Licensee shall distribute such translations only within the Territory and in connection with the Licensed Products to the extent provided above.

     2.4  AOL Services Content.  Without limiting the scope of the license set
          --------------------
forth in Section 2.1, Licensor shall provide to Licensee and Licensee's Subscribers to its PC Access Services, free of charge, access to substantially all of the AOL-US Services Content and substantially all of the other AOL Services Content. In addition, Licensor shall provide to Licensee and to users of Licensee's Internet Portal Services access to AOL-US Services Content and other AOL Services Content in substantially the same manner they are made available to users of AOL's US-based Internet Services Portal. As and when the Company and Licensee shall obtain the right to offer TV Access Services and Wireless Access Services in the Territory in accordance with the provisions of the Certificate of Incorporation, Licensor shall provide to Licensee and Licensee's Subscribers to such Services access to the AOL-US Services Content and the other AOL Services Content in substantially the same manner such Content is made available to users of AOL-branded TV Access Services and AOL-branded Wireless Access Services in the U.S. With respect to any other AOL Services Content, Licensor shall exercise commercially reasonable efforts to obtain the rights to provide to Licensee and Licensee's Subscribers access to such other AOL Services Content on commercially reasonable terms that are as favorable as access to such Content is made available to any other JV Affiliate. Licensee may, in the reasonable discretion of the Board of Directors, which the Board of Directors may exercise for Licensee or on behalf of an Operating Entity, prominently display its Interconnection pursuant to Section 2.5 of the AOL OLS Agreement to the AOL-US Service and the other AOL Services and minimize the number of click throughs from the main menus of the Licensee Interactive Services necessary to access the main menus of the AOL-US Services and other AOL Services, in order to facilitate Subscribers' access to the Content on such AOL Services. In addition, upon the request of Licensee, Licensor shall provide to Licensee and Licensee's Subscribers, free of charge, direct access (i.e., other than through Interconnection) to substantially all of the AOL-US Services Content on the same basis, with respect to the differing Licensee Interactive Services, as is set forth above. The direct access to other AOL Services and to Content of the AOL-US Service, contemplated in this Section 2.4 shall be subject, among other reasonable limitations, to (a) any "referee screens" or other intermediate notices warning Subscribers that they are changing countries and different standards may therefore apply, as Licensor deems such notices reasonably necessary to accommodate local legal and cultural concerns, (b) coordination with the AOL Services and their respective Content channels to ensure that such access by the Licensee Interactive Services is technically feasible and will not result in the distribution of any Restricted Content, and
(c) any technical limitations not due to Licensor's failure to meet its obligations under this Agreement or the AOL OLS Agreement, which failure is within AOL's reasonable control, precluding Interconnection or direct access, such as the inability of the Licensee Interactive Services to access and process Japanese characters.

     2.5  License Fees.  (a)  Except as set forth in this Section 2.5 or as
          ------------
otherwise expressly provided herein, the licenses granted in Sections 2.1, 2.2,
2.3 and 4.1 shall be royalty-free; provided, however, that to the extent that any royalty shall be deemed by applicable tax law to exist by virtue of this Agreement, Licensee will be responsible for any taxes associated therewith.

          (b) Notwithstanding the foregoing, if and to the extent that any court of competent jurisdiction shall invalidate, delete, amend, sever or otherwise modify any of the provisions of (i) Clauses (c), (d), (e) or (f) of Article THIRD of the Certificate of Incorporation (or any successors thereto),
(ii) Section 6.4(c) hereof, or (iii) Section 10.2 of the Stockholders' Agreement, with the result that AOL or any of its Subsidiaries or Affiliates (including, without limitation, Licensor, but excluding the Company, Licensee and each and every Operating Entity) becomes liable to the Company, Licensee, any Operating Entity or any holders of any equity interests in any of them, including, without limitation, any holders of Class A Common Stock of the Company, for, or otherwise incurs any, Damages arising out of or in connection with any action or inaction that was permitted by the provisions of Article THIRD of the Certificate of Incorporation as in effect as of the time of such action or inaction (without taking into account any such invalidation, deletion, amendment, severance or other modification), then Licensee shall be obligated to pay Licensor a royalty in respect of the licenses granted in Sections 2.1, 2.2, 2.3, 2.9, if any, and 4.1 in an amount equal, in the aggregate, to the full amount of such Damages, as the same may be incurred from time to time. Such royalty payments shall be due and payable by Licensee on the date that is thirty
(30) days after receipt of an invoice therefor from Licensor.

     2.6  License Limitations.
          -------------------

          (a)  License Exclusions. The licenses granted pursuant to Sections 2.1
               ------------------
through 2.3 do not include, and Licensee shall have no right hereunder, under any circumstances, to receive, use or make copies of the Source Code for the Licensed Products or Third Party Products. Further, the licenses granted pursuant to Sections 2.1 through 2.3 do not include the right to, and Licensee agrees not to (i) except to the extent contemplated under Sections 2.3 and 2.1(a) herein and Section 2.2 of the AOL OLS Agreement, adapt, alter, modify, translate or create derivative works of the Licensed Products, Third Party Products, Documentation or AOL Services Content, (ii) reverse engineer, decompile, disassemble, or otherwise attempt to reconstruct the Source Code for the Licensed Products or Third Party Products or (iii) reverse engineer, reconstruct or otherwise attempt to ascertain, or adapt, alter or modify, the proprietary protocols, algorithms, internal instructions and command sets used in the operation of the Licensed Products or the Third Party Products. Licensee may exercise the license rights granted pursuant to Sections 2.1 through 2.3 and pursuant to Section 2.9, if any, only within the Territory; Licensee shall have no right or license, express or implied, to exercise any of such license rights outside the Territory.

          (b)  Restricted Content. Licensee agrees that it is necessary, inter
               ------------------
alia, in order to observe and comply with applicable local laws and the rights of Content providers and other Persons, not to use, reproduce, market, distribute, display, perform, transmit or grant access to Restricted Content. Consistent with AOL's Uniform Policies regarding Restricted Content, in the event Licensor requests the removal of, or the restriction of access to, Restricted Content, Licensee shall cooperate, at its own expense, to effectuate the prompt removal or restriction of access to such Restricted Content and to take such other actions as Licensor may reasonably specify from time to time in order to comply with such laws, third-party rights and/or AOL's Uniform Policies consistently applied to all JV Affiliates.

          (c)  Implementation of Charges for Access to Content. Licensee agrees
               -----------------------------------------------
to pay when due all royalties, fees and other amounts owed to any Licensee Interactive Services Content provider for Content made available on the AOL Services that would not have been due in the absence of the access to and usage of such Content by Subscribers of such AOL Services and otherwise to comply with the obligations of Licensee under any applicable agreement with the Content provider. Likewise, Licensee shall have no obligation to pay any royalties, fees or other amounts due to any Content provider to any other AOL Service. Licensor shall have the right to implement applicable hourly or other charges for access to and usage of Content of a particular AOL Service by Subscribers of other AOL Services (including the Licensee Interactive Services), so long as such charges apply equally to all AOL Services, including the AOL-US Service and Licensee Interactive Services. As of the Effective Date, however, Licensor imposes no such charges.

     2.7  Licensee Content. Subject to the terms and conditions of this
          ----------------
Agreement and the right of Interconnection between and among AOL Services pursuant to Section 2.5 of the AOL OLS Agreement, Licensee hereby grants to AOL and its Affiliates the non-transferable (except as expressly provided herein) right to access, and to grant to Subscribers to AOL Services the right to access, via Interconnection, substantially all Content available through the Licensee Interactive Services, including Licensee Content and other Content, but excluding Restricted Content. Notwithstanding the foregoing, if Licensor implements a charge between and among AOL Services (including the Licensee Interactive Services) for access to and usage of Content of each respective AOL Service pursuant to Section 2.5(c) above, then Licensee will be entitled to receive payments to the extent that its Licensee Interactive Services' Content is accessed by Subscribers of the other AOL Services.

     2.8  Right to Sublicense.  Licensee shall, subject to the approval of the
          -------------------
Board of Directors, have the right to sublicense Licensee's rights under Sections 2.1, 2.2, 2.3 and 4.1 of this Agreement as reasonably necessary to provide Licensee Interactive Services, including the development of Content for such services and the distribution of the Client Product to Subscribers of such services and to Operating Entities that are established pursuant to the

Certificate of Incorporation.

     2.9  Rights to AOL-Branded Internet Portal Services.
          ----------------------------------------------

          (a) If AOL or any of its Special Affiliates intends to offer any Internet Portal Service, then Licensee shall have the prior option, exercisable within six (6) months following notice of such intent from AOL, to offer such service in the Territory on an exclusive basis, subject to payment to AOL of [*]. If Licensee elects not to offer such service in the Territory or does not exercise such option within the six-month period, then AOL shall have the right to offer such service in the Territory directly or together with a third party (on financial terms not more favorable than those offered to Licensee), [*]for the use of the AOL or CompuServe name in the Territory; provided, however, that in no event shall AOL or its Special Affiliates be entitled to use the AOL or CompuServe name as provided above in connection with a Directly Competitive Service (as defined below). For avoidance of doubt, AOL and ODC shall have the right without any first offer or other obligations to Licensee, to provide a non-AOL-branded or non-CompuServe-branded Spanish and/or Portuguese language Internet Portal Service and which is targeted to end users residing in the Territory, but neither AOL or ODC shall have the right to Interconnect such service with any AOL-branded or CompuServe-branded Access Service. A "Directly Competitive Service" shall mean an online or Internet service, that may be but need not be an Access Service, having comprehensive Content, Communications Services, features and functions comparable to the existing AOL-US Service (e.g., Yahoo and Star Media).

          (b) If, in accordance with Section 2.9(a), Licensee elects to offer an Internet Portal Service, then the Parties will, in good faith, negotiate and execute any agreements necessary to effect the Launch and operation of such services by Licensee in the Territory including license agreements and service agreements substantially similar, as applicable, to this Agreement, the AOL OLS Agreement, the CIS License and the CIS OLS Agreement.

          (c) If the Parties are unable to agree on a reasonable license fee or other reasonable compensation or payment in connection with Section 2.9(a) for the use of the AOL or CompuServe name or for the allocable pro-rata share of AOL's cost of developing and/or acquiring a service, then such license fee or other compensation or payment shall be determined in accordance with the then current arbitration procedures of the American Arbitration Association.

3.   LICENSE REQUIREMENTS.

     3.1  Proprietary Notices. Licensee agrees not to obfuscate, remove or alter
          -------------------
any of the patent, copyright, trademark, trade secret, proprietary and other legal notices contained in, or displayed by the use of, the Licensed Products, Documentation, AOL Services Content or Third Party Products. Licensee further agrees to reproduce, in each copy of the Licensed Products, Documentation, AOL Services Content or Third Party Products that is made by Licensee, such patent, copyright, trademark, trade secret, proprietary and other legal notices that are included in the Licensed Products, Documentation or Third Party Product provided by Licensor to Licensee or as otherwise specified by Licensor.

     3.2  Translations.  For each translated Document, Licensee shall provide
          ------------
Licensor with
one complete copy of such translated Document in both print and computer-readable format. Licensee shall refer only to the English language Documentation in any communication with Licensor, including receipt of technical support from Licensor.

     3.3  AOL Standard Forms. Licensor shall provide Licensee with such relevant
          ------------------
AOL Standard Forms that should be used by Licensee in connection with the Licensee Interactive Services, including the forms identified on Attachment C hereto. Licensee shall, at its own expense, translate the AOL Standard Forms into the local language(s) applicable to the Territory. Except as specifically set forth in this Agreement, Licensee shall use all such translated AOL Standard Forms, provided that Licensee may make reasonable modifications consistent with AOL's Uniform Policies and business practices to such forms to take into account applicable business model and legal considerations in the relevant country(s) of the Territory, provided further that any such modifications shall not (i) limit, diminish or impair in any manner whatsoever Licensor's rights or the effective and timely exercise thereof, under this Agreement, or any law, treaty or convention governing industrial or intellectual property rights, trade secrets or confidential information which is the subject of this Agreement, or the performance of any obligation thereunder by either party or its Affiliates or
(ii) violate any US export control law, regulation or order. Licensee shall notify Licensor of any proposed substantive modifications Licensee makes to any AOL Standard Form and such modifications shall be subject to AOL's approval, which it may exercise in its reasonable business judgment.

     3.4  Compliance with Encryption and Export/Import Laws. Licensor and
          -------------------------------------------------
Licensee shall comply, and Licensee shall require all Permitted Sublicensees to comply, with all of the then-current and applicable laws, rules and regulations of the United States and all jurisdictions within the Territory relating to the use of encryption technology and the import and export of technology, software and technical data, including, but not limited to, any regulations of the United States Office of Export Administration, and of any other applicable governmental agencies, and shall not export or re-export any technology, software, technical data or the direct product of such technology, software and technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

     3.5  Notification of Unauthorized Use.  If either party learns of (a) any
          --------------------------------
unauthorized use in the Territory of Licensed Products, Documentation, Third Party Products, or AOL Services Content, or (b) any AOL Services Content in the Territory that violates an applicable AOL Service Subscriber agreement or the rights of any Content provider or other Person, or is otherwise unauthorized Restricted Content, such party shall promptly inform the other party. In such an event, Licensee, at its own expense, shall take such steps as Licensor may reasonably request, to protect the rights of Licensor, Licensee, their Affiliates, and such Content providers and other Persons. Licensor, at its own expense, shall provide Licensee with commercially reasonable assistance in protecting such rights of such Persons.

     3.6  Ownership of Licensed Products and Documentation. Subject to
          ------------------------------------------------
Licensee's express license rights under this Agreement, Licensee acknowledges and agrees that Licensor shall own all right, title, and interest, including all copyrights, trade secrets, patents, patent applications, trademarks, trademark applications, and other intellectual property and proprietary rights, throughout the world in the Licensed Products and Documentation (including the New AOL Developments and Requested Developments). Licensee agrees that it will not at any time

(a) do or cause to be done any act or thing contesting or in any way impairing or intended to impair any part of such right, title and interest or (b) represent, expressly or by implication, that it has any right, title or interest in or to any of the Licensed Products or Documentation (including the New AOL Developments and Requested Developments) other than as expressly set forth herein.

     3.7  Licensee Technology and Content.  All technology and Content
          -------------------------------
developed by Licensee or any third party on behalf of or for the benefit of Licensee that is independent and not derivative of any Licensed Product, Documentation, Third Party Products, Content from AOL Services other than Licensee Interactive Services, or other proprietary Licensor materials licensed hereunder, shall be the sole property of Licensee and neither AOL nor any of its Affiliates shall have any rights in or to such technology or Content (other than the right to Interconnect other AOL Services with the Licensee Interactive Services as expressly provided in Section 2.5 of the AOL OLS Agreement and to grant Subscribers of the AOL Services access to such Content as expressly provided herein and the AOL OLS Agreement).

4.   TRADEMARKS.

     4.1  License to AOL Marks.  Subject to the terms and conditions of this
          --------------------
Agreement, Licensor hereby grants to Licensee a non-transferable (except as expressly set forth herein) limited (to the extent expressly set forth herein) license to use the AOL Marks solely for purposes of Launching, operating, providing, managing and administering in the Territory: (a) AOL-branded PC Access Services, (b) AOL-branded TV Access Services (c) AOL-branded Wireless Access Services, (d) Internet Portal Services, except to the extent provided in
Section 2.9, and (e) any other Interactive Services developed or acquired by Licensee as determined by the Board of Directors. The License granted in Clauses (a) , (b), (c) and (d) above shall be exclusive and the license granted in Clause (d) above shall be non-exclusive (except as provided in Section 2.9). Licensee shall not use any proposed additional AOL Mark except to the extent it is approved as a New AOL Mark as provided in and subject to Section 4.6 herein. Further, Licensee may not use any AOL Marks to the extent such use creates a substantial risk of (x) infringing a third-party's trademark or similar rights or (y) subjecting Licensee, Licensor or their respective Affiliates to claims of unfair competition, trademark dilution, passing off or other claims of any sort arising from use of a false, misleading or confusing mark.

     4.2  Licensee Marks.  Licensor acknowledges and agrees that (i) Licensee
          --------------
Marks are and shall remain the sole property of Licensee, (ii) nothing in this Agreement shall convey to Licensor any right of ownership in the Licensee Marks,
(iii) Licensor shall not now or in the future contest the validity of Licensee Marks, and (iv) Licensor shall not in any manner take any action that would impair the value of, or goodwill associated with, such Licensee Marks. Licensor acknowledges and agrees that all use of Licensee Marks shall inure to the benefit of Licensee. Licensee hereby grants to Licensor, AOL and its Affiliates a non-transferable (except as expressly set forth herein), worldwide, license to use in connection with marketing and providing the AOL Services those Licensee Marks used by Licensee in the Territory on Requested Developments ("Licensed Licensee Marks"), provided that such use of the Licensed Licensee Marks is not primarily directed towards the Territory. In addition, Licensee hereby grants to Licensor, AOL and its Affiliates a non-transferable (except as expressly set forth herein), license to use the Licensed Licensee Marks in the Territory in connection with the marketing and promotion of the Licensee Interactive Services, provided that any such use is made in consultation with Licensee and in furtherance of the Business of Licensee. Except as expressly set forth herein, such license shall be on the same terms granted by Licensor to Licensee with respect to the AOL Marks as set forth in this Section 4. The foregoing license grant shall terminate simultaneously with the termination of this Agreement. Licensor agrees to comply with such specific standards for use of the Licensed Licensee Marks as Licensee may, in its reasonable discretion, establish and modify from time to time in writing and provide to Licensor. All use by Licensor of the Licensed Licensee Marks with respect to form and appearance shall be subject to the written usage standards provided to Licensor by Licensee and the prior written approval of Licensee to be exercised in accordance with such written guidelines. Once Licensee has approved a specific use of a mark, Licensor may continue such specific use or cease and resume such specific use without additional approvals from Licensee. Licensor may not use any Licensed Licensee Marks to the extent such use creates a substantial risk of (x) infringing a third-party's trademark or similar rights or (y) subjecting Licensee, Licensor or their respective Affiliates to claims of unfair competition, trademark dilution, passing off or other claims of any sort arising from use of a false, misleading or confusing mark.

     4.3  Reservation of Rights.  Licensee acknowledges and agrees that (i) the
          ---------------------
AOL Marks are and shall remain the sole property of Licensor, (ii) nothing in this Agreement shall convey to Licensee any right of ownership in the AOL Marks;
(iii) Licensee shall not now or in the future contest the validity of the AOL Marks; and (iv) Licensee shall not in any manner take any action that would impair the value of, or goodwill associated with, such marks. Licensee acknowledges and agrees that all use of AOL Marks by Licensee shall inure to the benefit of Licensor.

     4.4  Quality Standards and Maintenance.  The parties acknowledge and agree
          ---------------------------------
that it is necessary for Licensor to maintain uniform standards governing all material facets of AOL Services in order to provide AOL Service Subscribers worldwide with high quality, cost effective and consistent levels of service, and to protect the reputation and goodwill associated with the AOL Services in the Interactive Services market. Accordingly, Licensee agrees that it shall provide goods and services offered under the AOL Marks that are as high in quality as the quality of the goods and services offered by AOL with respect to the AOL Services and related merchandise subject to reasonable variations resulting from business, legal and technical factors within the Territory. Licensee agrees to comply with such specific standards for use of the AOL Marks as Licensor may, in its reasonable discretion, establish and modify from time to time in writing and provide to Licensee. All use by Licensee of the AOL Marks with respect to form and appearance shall be subject to the written usage standards provided to Licensee by Licensor and, except to the extent provided in
Section 4.6, the prior written approval of Licensor to be exercised in accordance with such written guidelines. Once Licensor has approved a specific use of a mark, Licensee may continue such specific use or cease and resume such specific use without additional approvals from Licensor.

     4.5  Cooperation.  Licensee agrees to assist Licensor, at Licensor's
          -----------
expense (except to the extent provided in Section 4.6) and request, to the extent reasonably necessary to protect Licensor's rights in the AOL Marks. Without limiting the generality of the foregoing, at Licensor's request, Licensee shall (i) promptly provide Licensor with any trademark specimens, (ii) execute all applications for trademark registrations, assignments or other applicable documents and (iii) perform any other act reasonably necessary for Licensor to secure or maintain the AOL Marks in the Territory. Licensee hereby agrees that it will execute at Licensor's request such additional license agreements and other documents as may be necessary to carry out the purposes of this Agreement and to comply with the laws and regulations pertaining to technology or know-how transfer, licensing, and recordation in the Territory. Finally, Licensor shall consult with Licensee, as requested by Licensee, from time to time concerning Licensor's use of the AOL Marks in the Territory on goods or services unassociated with Licensee's Interactive Services and related merchandise; provided, however, that Licensee acknowledges and agrees that such consultation rights shall not grant to Licensee any right to limit, delay or otherwise hinder Licensor's desired use of the AOL Marks in the Territory on goods or services unassociated with Licensee's Interactive Services and related merchandise, except to the extent Licensor would be in breach of its obligations under
Section 5 of this Agreement and Section 2.9 of this Agreement with respect to certain AOL-branded services.

     4.6  Trademark Prosecution.  Licensor has, as of the Effective Date,
          ---------------------
registered the Core AOL Marks set forth on Attachment D in the Countries set forth on Attachment D. Licensee shall inform Licensor of any proposed additional AOL Mark Licensee desires to use in connection with the Licensee Interactive Services. Licensor shall not unreasonably withhold or delay its approval of the use of any such proposed AOL Mark. If Licensor approves such proposed AOL Mark (a "New AOL Mark"), Licensor may in its reasonable discretion seek to obtain a trade or service mark registration for such New AOL Mark in applicable jurisdiction(s) within the Territory. Licensee shall reimburse Licensor for all costs, fees, and expenses incurred in seeking to obtain New AOL Mark registrations in the Territory. Licensor shall take steps, in its reasonable discretion, to protect the AOL Marks within the Territory, including filing trademark applications. With respect to a Licensee Mark, Licensee may, in its reasonable discretion, seek to obtain at its own expense trade or service mark registration for such mark, as the case may be, within the relevant country(s) of the Territory.

     4.7  Domain Names.  Subject to this Section 4, Licensee shall have the
          ------------
right and license to use, on a royalty-free basis, to the extent available under applicable law and national domain registries, applicable AOL Marks as universal resource locators, domain names, sub-domain names, newsgroup names and other similar or related identifiers for Internet uses ("AOL Domain Names"). AOL Domain names within the Territory registered by AOL as of the Effective Date are identified in Attachment E and Licensee hereby acknowledges that AOL has not otherwise registered any other domain names in the Territory. Licensee shall pay any filing, maintenance, administrative or other fees associated with establishing and preserving the AOL Domain Names in the Territory. Licensee shall inform Licensor of proposed new AOL Domain Names Licensee desires to use in connection with the Licensee Interactive Services. Licensor shall not unreasonably withhold or delay its approval of the proposed use of any such proposed AOL Domain Names. If Licensor approves such proposed AOL Domain Name (a "New AOL Domain Name"), Licensor shall seek to obtain a domain name registration, subject to availability thereof under the applicable domain name registry. Licensee shall reimburse Licensor for all costs, fees, and expenses incurred in seeking to obtain New AOL Domain Name registrations and any applicable fees or other expenses required to maintain such additional domain names. Licensor shall thereafter take steps, in its reasonable discretion, to protect registered AOL Domain Names in the Territory. Licensee shall, at its own expense, take such steps as Licensor and its Affiliates may reasonably request to assist Licensor in protecting Licensor's, AOL's and Licensee's rights in AOL Domain Names. Licensee acknowledges and agrees that (i) the AOL Domain Names and New AOL Domain Names are and shall remain the sole property of Licensor; (ii) nothing in this Agreement shall convey to Licensee any right of ownership in the AOL Domain Names; and (iii) all use of AOL Domain Names and New AOL Domain Names by Licensee shall inure to the benefit of Licensor.

     4.8  Notification of Unauthorized Use.  Each party agrees to notify the
          --------------------------------
other party of any unauthorized use of the AOL Marks, Licensed Licensee Marks, AOL Domain Names, or New AOL Domain Names by third parties promptly as such use shall come to such notifying party's attention. Licensor shall initially have the sole right and discretion to bring proceedings alleging infringement of AOL Marks, AOL Domain Names, or New AOL Domain Names or unfair competition against such third parties ("Offensive Proceedings") and to defend proceedings brought or threatened against Licensor or Licensee based on use of AOL Marks, AOL Domain Names, or New AOL Domain Names. Licensee shall take such steps as Licensor and its Affiliates may reasonably request, at Licensee's expense, to assist Licensor in protecting Licensor's, AOL's and Licensee's rights in the AOL Marks, AOL Domain Names, or New AOL Domain Names. In the event that Licensor notifies Licensee in writing that Licensor elects not to prosecute an Offensive Proceeding, Licensee may request in writing that Licensor bring such proceeding, and upon such request, Licensor shall bring such proceeding, with all reasonable expenses incurred in connection therewith to be borne by Licensee.

5.   EXCLUSIVITY

     5.1  Limitations.
          -----------

          (a)  Products and Content. Except as otherwise expressly provided in
Section 5.3, neither AOL nor Licensor shall, either directly or through any Affiliate, use itself, or grant or license to any third party the right to use, the Licensed Products, Third Party Products, Documentation or AOL Services Content for the provision of PC Access Services or AOL-branded TV Access Services or Wireless Access Services within the Territory.

          (b) AOL Marks. Except as otherwise provided in Section 5.3, neither AOL nor Licensor shall, either directly or through any Affiliate, use itself, or grant to any third party the right to use the AOL Marks, for purposes of Launching or operating in the Territory: (a) PC Access Services and Internet Portal Services or AOL-branded TV Access Services or Wireless Access Services
(b) AOL-branded Interactive Services other than PC Access Services, Internet Portal Services, TV Access Services and Wireless Access Services except to the extent provided in Section 2.9 of this Agreement, or (c) any other Interactive Services developed or acquired by the Licensee as determined by the Board of Directors

     5.2  Term.  The provisions of Section 5.1 above shall remain in effect as
          ----
to any particular Access Service until any of the following occur:

          (a) with respect to Section 5.1(a) (as it relates to PC Access Services only) and non-AOL branded PC Access Services only, the non-competition covenant of Section 4.1(a)(i) of the Stockholders' Agreement terminates pursuant to its terms;

          (b) with respect to Section 5.1(a) (as it relates to TV Access Services and Wireless Access Services only), the non-competition covenant of
Section 4.1(a)(ii) of the

Stockholders' Agreement terminates pursuant to its terms; or

          (c) with respect to all Access Services, this Agreement terminates pursuant to Section 8.

     5.3  Exceptions.  Notwithstanding any provision of Section 4 and this
          ----------
Section 5, AOL and its Affiliates (or its designee) shall have the right to use AOL Marks in the Territory to the extent provided in and subject to Section 2.9(a) of this Agreement. There will be no exceptions from the exclusivity provisions for "component" or worldwide deals, as to which AOL and the Company shall reach mutually agreeable terms in a timely manner in order to enable AOL "component" and worldwide deals with third parties

     5.4  Global Licenses.  Licensor and Licensee shall reach agreement on
          ---------------
mutually agreeable terms and conditions in a timely manner to enable AOL and its Affiliates to enter into agreements with third parties pursuant to which such third parties are granted worldwide license rights in the Licensed Products (or any component(s) thereof) in respect of any Access Service (including the portions or components of the Licensed Products that enable the provision of such Access Service) and/or in the AOL Marks with respect to such Access Service, including, without limitation, the method of allocation of the royalties or other fees accruing from such agreements in respect of the use of the Licensed Products and/or AOL Marks within and outside of the Territory.

6.   REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION; LIABILITY.

     6.1  Licensor.  Licensor represents and warrants to Licensee as follows:
          --------

          (a) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of Licensor and this Agreement is a valid and binding obligation of Licensor, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity and principles of public policy.

          (b) The execution, delivery and performance by Licensor of this Agreement will not violate or conflict with the operating agreement or other governing documents of Licensor, any applicable U.S. law or regulation, or any order, writ, judgment or decree of any court or governmental authority to which Licensor is subject, or result in a violation, breach of, or default under any contract, lease, or other agreement binding on Licensor, any of which violations, conflicts, breaches or defaults will have a material adverse effect on Licensor's ability to perform its obligations hereunder, and no consent or authorization of, or filing with or notification to, any governmental entity or other person where the failure to obtain such consent or submit such filing or notification would have a material adverse effect on Licensor's ability to perform its obligations hereunder is required for the performance by Licensor under such agreements.

          (c) At the Effective Date and thereafter during the Term, Licensor owns or controls and shall own or control the rights in and to the Licensed Products, Documentation, Third Party Products, AOL Services Content, AOL Marks and AOL Domain Names necessary to effectuate the grants of rights with respect to PC Access Services from Licensor to Licensee as contemplated herein.

          (d) At the Effective Date and thereafter during the Term, with respect to PC Access Services only, the Licensed Products and Documentation do and shall not infringe on any U.S. copyrights. At the Effective Date, with respect to the Core AOL Marks, (A) Licensor has registered such Core AOL Marks in the countries in the Territory identified in Section 2 of Attachment D, (B) Licensor has sought a trade or service mark registration for such Core AOL Marks in the countries in the Territory identified in Section 2 of Attachment D, but does not represent or warrant that such marks qualify for registration under applicable law, and (C) to the actual knowledge of the AOL Senior Executive Officers, without any investigation whatsoever, except for those Marks identified, and for the reasons described, in Section 3 of Attachment D, such Core AOL Marks do not infringe the rights of any third party in the Territory and there are no claims by AOL that such Core AOL Marks are being infringed in the Territory by a third party. Notwithstanding anything to the contrary herein, all representations and warranties by Licensor with respect to intellectual and industrial property rights are set forth in Sections 6.1 (c) and (d). For the avoidance of doubt, Licensor does not make representations and warranties with respect to AOL Domain Names, except as provided in subsection (a) above.

     6.2  Licensee.  Licensee represents and warrants to Licensor as follows:
          --------

          (a) Any modification, alteration or combination thereof by Licensee of the Licensed Products, Documentation, or Third Party Product, or any work or product created by Licensor pursuant to the specification or specific order of Licensee does not infringe the copyright rights owned by a third party under the laws of the countries within the Territory or the U.S.

          (b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of Licensee and this Agreement is a valid and binding obligation of Licensee, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity and principles of public policy.

          (c) The execution, delivery and performance by Licensee of this Agreement will not violate or conflict with the operating agreement or other governing documents of Licensee, any applicable U.S. law or regulation, or any order, writ, judgment or decree of any court or governmental authority to which Licensee is subject, or result in a violation, breach of, or default under any contract, lease, or other agreement binding on Licensee, any of which violations, conflicts, breaches or defaults will have a material adverse effect on Licensee's ability to perform its obligations hereunder, and no consent or authorization of, or filing with or notification to, any governmental entity or other person where the failure to obtain such consent or submit such filing or notification would have a material adverse effect on Licensee's ability to perform its obligations hereunder is required for the performance by Licensee under such agreements.

     6.3  [Intentionally Omitted].

     6.4  Indemnity.
          ---------

          (a) Licensor shall, at its expense, defend any action, suit or proceeding brought (other than by any shareholder of Licensee or any Affiliate thereof) against Licensee or any Affiliate thereof, to the extent it results from breach of a covenant or a representation or warranty by Licensor under
Section 6.1 above and Licensor shall indemnify and hold Licensee and any Affiliate thereof harmless from and against all damages, costs, expenses (including, but not limited to, attorneys' fees), obligations or liabilities payable by Licensee to any third party (other than any shareholder of Licensee or any Affiliate thereof) directly relating to or resulting from any such action, suit or proceeding, provided, however, that Licensor shall not settle any claim without Licensee's prior written approval, not to be unreasonably withheld, delayed or conditioned.

          (b) Licensee shall, at its expense, defend any action, suit or proceeding brought by any party against Licensor or any Affiliate thereof, to the extent it results from breach of a covenant or a representation or warranty by Licensee under Section 6.2 above and Licensee shall indemnify and hold Licensor or any Affiliate thereof harmless from and against all damages, costs, expenses (including, but not limited to, attorneys' fees), obligations or liabilities payable by Licensor to any third party (other than any Affiliate of Licensor) directly relating to or resulting from any such action, suit or proceeding, provided, however, that Licensee shall not settle any claim without Licensor's prior written approval, not to be unreasonably withheld, delayed or conditioned.

          (c) (i) If, and to the extent that, the Company, Licensee, any Operating Entity, any stockholder of the Company, any equity holder of Licensee or any Operating Entity, or any other Person brings any Action against AOL or Licensor (or any of their officers, directors, agents, shareholders, members, partners, Affiliates or Subsidiaries) seeking any Damages or injunctive or other equitable relief based on, arising out of or relating to any breach or alleged breach of any fiduciary or other duty based on any action or inaction which is permitted by the provisions of Article THIRD of the Certificate of Incorporation, Licensee shall indemnify and hold such Persons harmless from and against all Damages arising out of or in connection with any such Action. The right to indemnification conferred herein shall include the right to be paid by Licensee an Advancement of Expenses. Neither AOL, Licensor nor any other Person entitled to indemnification under this Section 6.4(c) shall be required, as a condition to any such Advancement of Expenses, be required to deliver to Licensee any Undertaking. The rights to indemnification and to the Advancement of Expenses conferred herein shall inure to the benefit of the indemnitee's successors, assigns, heirs, executors and administrators.

          (ii) If a claim for indemnification under this Section 6.4(c) is not paid in full by Licensee within sixty (60) days after a written claim has been received by Licensee, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against Licensee to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by Licensee to recover an Advancement of Expenses, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or brought by Licensee to recover an Advancement of Expenses pursuant, the burden of proving that the indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, under this Section 6.4(c) or otherwise, shall be on Licensee.

          (iii) The rights to indemnification and to the Advancement of Expenses conferred in this Section 6.4(c) shall not be exclusive of any other right which any person may have or hereafter acquire by any statute, the Certificate of Incorporation, the Company's By-laws, or any agreement, vote of stockholders or other equity holders, disinterested directors or otherwise.

     6.5  Alternatives.  If a Licensed Product, Documentation or component
          ------------
thereof becomes or, in Licensor's opinion, is likely to become the subject of an injunction preventing its use as contemplated herein, Licensor shall, at its expense and reasonable discretion, use commercially reasonable efforts to procure for Licensee the right to continue using the Licensed Product or Documentation, as the case may be; replace or modify the Licensed Product or Documentation, as the case may be, so that it becomes non-infringing; or delete, if technically feasible, as the case may be, the relevant Object Code or text from the Licensed Product or Documentation, respectively, so that it becomes non-infringing; provided that any such replacement or modified Licensed Product or Documentation shall provide functionality and performance that is substantially similar to the applicable Licensed Product or Documentation.

     6.6  Indemnification Procedures.  The indemnified party shall (a) give the
          --------------------------
indemnifying party prompt written notice of such action, or proceeding (and in no event more than seven (7) Business Days following the indemnified party's receipt of notice of such suit, action or proceeding), (b) at the indemnifying party's request and expense, permit the indemnifying party, through its counsel, to defend such claim or suit, and (c) give the indemnifying party reasonable information, assistance and authority to do so. To the extent the indemnified party fails to provide notice as required above and to the extent such failure hinders the indemnifying party's ability to perform its indemnification obligations set forth in Section 6.3, then such indemnification obligations shall be waived to an extent commensurate with the hindrance caused by such delay in notification or failure to notify. The indemnifying party shall have exclusive control of the defense if it elects to defend any such suit, including appeals, negotiations and the right to effect a settlement or compromise thereof (provided that, as a condition to any such settlement or compromise, the indemnified party shall not incur any liability or obligation). The indemnified party may be represented by counsel at its own expense in any action being defended by the indemnifying party. Notwithstanding anything to the contrary contained in the foregoing, in the event Licensor is the indemnified party with respect to any intellectual property claim, Licensor shall have the right to exclusive control of the defense, at Licensee's reasonable cost and expense, if it elects to defend any such suit, including appeals, negotiations and the right to effect a settlement or compromise thereof; provided, however that Licensee shall have the right to participate in settlement negotiations, if any, and shall have the right to approve such settlement, which shall not be unreasonably withheld, delayed or conditioned. Licensee shall reimburse Licensor for all of Licensor's reasonable costs and expenses in connection with such defense and for any damages or other liability in connection therewith, including any settlement obligations.

     6.7  Sole Remedy.  The foregoing provisions of this Section 6 set forth the
          -----------
exclusive rights and remedies of Licensee with respect to any infringement by any Licensed Product or

Documentation.

     6.8  DISCLAIMER OF OTHER WARRANTIES.  EXCEPT AS EXPRESSLY PROVIDED IN THIS
          ------------------------------
SECTION 6, LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE LICENSED PRODUCTS, DOCUMENTATION, THIRD PARTY PRODUCTS, AOL SERVICES CONTENT, AOL MARKS, AOL DOMAIN NAMES OR OTHERWISE. LICENSOR DISCLAIMS ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     6.9  LIMITATION OF LIABILITY.   EXCEPT AS PROVIDED IN SECTION 6.4, IN NO
          -----------------------
EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL OR SPECIAL DAMAGES, LOST PROFITS, LOST SAVINGS OR ANY OTHER CONSEQUENTIAL OR SIMILAR DAMAGES, REGARDLESS OF THE FORM OF ACTION, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, RESULTING FROM BREACH OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

7.   CONFIDENTIALITY.

     7.1  Restriction on Use.  Each Party shall treat as confidential all
          ------------------
Confidential Information of the other party and shall use such Confidential Information only to the extent necessary to allow Licensee to provide Licensee Interactive Services and develop Content as contemplated under this Agreement. Neither party shall disclose any such Confidential Information to any third party except as may be reasonably required in connection with the use of Licensed Products or Documentation pursuant to this Agreement, and in all cases subject to the recipient entering into a written confidentiality agreement imposing obligations upon such third party that are at least as protective of such information as those set forth in this Agreement. Without limiting the foregoing, each party agrees to use at least the same degree of care with respect to the Confidential Information of the other which it uses to protect its own similarly valuable Confidential Information from unauthorized disclosure or use, but no less than a reasonable standard of care.

     7.2  Termination of Obligations.  The parties' obligations under this
          --------------------------
Section 7 shall survive any termination of this Agreement; provided, however, such obligations shall terminate five (5) years after such termination with respect to Confidential Information regarding solely financial or marketing matters and (b) ten (10) years after such termination with respect to all other Confidential Information (except for Source Code for which such obligations shall continue so long as such Source Code is protected by the laws applicable to trade secrets or similar legal principles).

8.   TERM AND TERMINATION.

     8.1  Term.  The term of this Agreement shall begin on the Effective Date
          ----
and, except as set forth herein, terminate only as provided in Section 8.2.

     8.2  Termination by Licensor.  Licensor may terminate this Agreement
          -----------------------
effective upon
notice to Licensee if (1)(A)(i) Licensee materially breaches Licensee's obligations pursuant to Sections 2.1, 2.3, 2.6, 4, 9.2 or 9.3 or Licensee's obligations to make payments to Licensor under this Agreement, (ii) a Senior Executive Officer of Licensee intentionally breaches, or knowingly permits an intentional breach of, Licensee's obligations pursuant to Section 7 or, with respect only to the initial press release regarding this Agreement, Section 9.13, and such breach results in substantial adverse consequences to Licensor, and (B) Licensee fails to cure such breach within ninety (90) calendar days after receipt by Licensee of written notice of such breach or (2) Licensee breaches in any material respect any of its obligations set forth in Section 6.4(c).

     8.3  Effect of Termination.  Notwithstanding the foregoing provisions of
          ---------------------
this Section 8, Sections 1 (and any other defined term herein), 2.5, 2.6, 3.5, 3.6, 4.3, 6.4, 6.6, 6.7, 6.8, 6.9, 7, this Section 8.3 and Sections 8.4 and 9 shall survive any termination of this Agreement. Immediately following any such termination, Licensee shall (a) return to Licensor or destroy all copies of the Licensed Products, Documentation, and all components thereof, together with all other proprietary information of Licensor in Licensee's possession or control, including any Confidential Information, and (b) make no further use of the Licensed Products, Documentation, components thereof, or any such proprietary information. In the event Licensee elects to destroy all copies of the items set forth in clause (a) above, a duly authorized officer of Licensee shall, upon completion by Licensee of such destruction, certify in writing to Licensor that Licensee has in fact performed such destruction. In no event shall either party be entitled to exercise any right of offset or similar remedy against any amounts payable to the other party under this Agreement, whether in connection with any termination of this Agreement or otherwise

     8.4  Equitable Relief and Damages.  The parties acknowledge and agree that,
          ----------------------------
in the event of a threatened or actual breach of Section 7 or 9.13 or an actual breach of any other provision of this Agreement and failure to cure any such breach within thirty (30) calendar days following notice thereof from the other party, damages alone will be an inadequate remedy, that such breach will cause the other party great, immediate and irreparable injury and damage, and that, accordingly, each party shall be entitled to injunctive and other equitable relief, including mandatory injunctive relief and specific performance, in addition to, and not in lieu of, any remedies it may have at law or under this Agreement. The parties further acknowledge and agree that each party shall be entitled to all damages as a remedy for any such breach (except a threatened breach of Section 7 or 9.13), to the extent provided under Section 6.9 above.

9.   GENERAL PROVISIONS.

     9.1  Relationship of Parties.  The parties are and shall be independent
          -----------------------
contractors. Neither party, its employees, consultants, third party contractors or agents shall be deemed under this Agreement to be the agents, employees, partners or joint venturers of the other, nor does either party have any authority to enter into any obligation on behalf of the other. Neither party shall make any express or implied representations to any third party to the contrary.

     9.2  No Use of Name or Trademarks.  Subject to Section 9.13 below and, in
          ----------------------------
the absence of the other party's prior written consent or a separate agreement between the parties hereto to the contrary, neither party shall be entitled to use the name of the other in promotional, advertising and other similar materials, it being understood that this shall not restrict either party from referring to the relationship between the parties to the extent required by law in connection with financial disclosure or similar requirements. Except as set forth in
Section 4 above, neither Party will, without the other's prior written approval of such proposed use, use the other's trademarks, service marks, trade names, logos or other commercial or product designations, for any purpose (including, but not limited to, use in connection with any products, promotions or advertisements).

     9.3  Assignment.  The rights and obligations of the parties hereto will
          ----------
bind and inure to the benefit of their respective permitted successors; provided that neither party may assign its rights or obligations, either in whole or in part, without the prior written consent of the other, except to Permitted Sublicensees as provided in Section 2.8 and to Wholly-Owned Affiliates of a party, but only for so long as such entities remain Wholly-Owned Affiliates of the assignor party. For avoidance of doubt, no assignment shall relieve any party of any of its obligations under this Agreement or AOL of any of its obligations under the AOL Guarantee. Any attempted assignment in violation of the provisions of this Section 9.3 shall be void.

     9.4  Governing Law.
          -------------

          This Agreement shall be construed and enforced in accordance with the laws of the State of New York, USA, but without giving effect to its laws or rules relating to conflicts of laws, the Uniform Commercial Code, or the United Nations Convention on Contracts for the International Sale of Goods. To permit the enforcement of judgments entered under this Section 9.4 and the application of judicial injunctive relief as permitted hereunder, each party consents to the jurisdiction of the courts in the place where such judgment enforcement or injunctive relief is sought. Each party waives any objection it otherwise may have to the personal jurisdiction and venue of such courts.

     9.5  Severability.  If any provision of this Agreement shall be held to be
          ------------
illegal, invalid or unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to give effect to the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. In such event, the parties agree to negotiate in good faith alternate provisions to substitute for any such provisions in order to give effect, to the maximum extent permissible, the intent of any such provision.

     9.6  Notices.  All notices, requests, demands and other communications
          -------
hereunder shall be in writing in English and shall be deemed to have been duly given (except as may otherwise be specifically provided herein to the contrary):
(i) if delivered by hand or courier service which provides evidence of delivery to the party to whom said notice or other communication shall have been directed, upon such receipt, (ii) if mailed by registered or U.S. certified mail with postage prepaid, return receipt requested, on the seventh Business Day after mailing, (iii) if transmitted by telefax, on the date of transmission, or
(iv) if delivered by electronic mails on the delivery date, with such transmittal followed by delivery of a confirmation copy via one of the other methods set out herein. All notices shall be addressed as set forth below or to any other address such party shall notify to the other party in accordance with this Section 9.6:

     If to Licensor, to:

     America Online, Inc.
     22000 AOL Way
     Dulles, VA 20166-9323
     Attention:  President, International

and an additional copy at the same address to the attention of the AOL General Counsel with a fax number of (703) 265-2208.

     If to Licensee, to:
     America Online Latin America, Inc.
     6600 N. Andrews Avenue
     Suite 500
     Fort Lauderdale, FL 33309
     Attn:  Chief Executive Officer
     Fax: (954) 772-7089

with a copy to:

     America Online, Inc.
     22000 AOL Way
     Dulles, VA 20166-9323
     Attention:  President, International
     Fax:  (703) 265-2502

and

     Finser Corporation
     550 Biltmore Way
     Suite 900
     Coral Gables, FL 33134
     Attention:  Legal Department
     Fax:  (305) 447-1389

     9.7  No Waiver.  Failure by either party to enforce any provision of this
          ---------
Agreement will not be deemed a waiver of future enforcement of that or any other provision.

     9.8  No Rights in Third Parties.  This Agreement is made for the benefit of
          --------------------------
Licensor and Licensee and not for the benefit of any third parties other than the Permitted Sublicensees.

     9.9  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument.

     9.10 Headings and References.  The headings and captions used in this
          -----------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     9.11 Construction.  This Agreement has been negotiated by the parties and
          ------------
their respective counsel. This Agreement will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.

     9.12 Audit Rights.  In the event that any of the rights granted hereunder
          ------------
shall be royalty bearing as contemplated in and subject to Section 2, other than as set forth in Section 2.5(b), or there are any incremental costs or fees claimed by Licensor with respect to Third Party Products as set forth in Section 2.2, each party hereto and its representatives shall have the right to examine, copy and audit the books and records of the other party relating to this Agreement for purposes of verifying the timely payment of all amounts payable hereunder or the basis for any costs or fees claimed, as the case may be, upon not less than thirty (30) Business Days' prior written notice, and in any event no more frequently than quarterly. In the event that any such review shall determine (a) a deficiency in an amount of such royalties exceeding five percent (5%) of the amount paid or (b) claims of costs or fees exceeding by five percent (5%) the actual amount owed, as the case may be, the other party shall pay the out-of-pocket expenses incurred in connection with such review, including all professional fees, and shall pay all delinquent and undisputed amounts or refund all overcharged amounts, as the case may be, within fifteen (15) Business Days of receipt of written notice thereof.

     9.13 Publicity.  Except as may be required by law or in response to an
          ---------
order of a court or governmental agency (provided, however, the discloser shall provide prompt written notice thereof to the other party), the execution and content of this Agreement and the transactions contemplated herein shall be kept in confidence by the parties, and neither party shall make any public announcement or issue any press release relating thereto without the prior written approval of the other party and, in the case of Licensee, subject to the delivery of a complete and accurate English translation thereof to Licensor at least three (3) Business Days prior to any such public announcement or issuance.

     9.14 Taxes.  Licensee shall be responsible for the collection of any and
          -----
all value added, consumption, sales, use or similar taxes and fees payable with respect to the licensing, distribution or use of the Licensed Products or Documentation by Licensee in the Territory and shall pay such collected taxes to the relevant tax authorities. Licensee shall be entitled to collect from the relevant payee or payor any such taxes owed. The following two examples illustrate, without limitation, the foregoing terms. Subscribers of the Licensee Interactive Service shall bear the cost of any relevant taxes; Licensee shall collect and pay such taxes to the relevant tax authorities. Except as provided in Section 2.4, Licensor shall bear the cost of any applicable income or withholding taxes for any license fees to be paid to it by Licensee; Licensee shall collect and pay such withholding taxes to the relevant tax authorities.

     9.15 Further Assurances.  Each party shall perform all other acts and
          ------------------
execute and deliver all other documents as may be necessary to secure all necessary authorizations and approvals of this Agreement by all applicable local and U.S. governmental bodies. In addition, if and when the Company and Licensee shall obtain the right to offer such TV Access Services and Wireless Access Services in the Territory, AOL and Licensor shall negotiate with Licensee and the Company regarding such modifications to this agreement, including the attachments hereto, as reasonably may be necessary or required to enable Licensee to provide such TV Access Services and Wireless Access Services in the Territory in a manner substantially similar to the basis on which it is providing such services in the United States.

     9.16 Export Controls.  Each party shall comply with all applicable United
          ---------------
States laws, regulations and executive orders relating to the exportation of the Licensed Products or Documentation and with applicable local and all other national laws and regulations relating to such Products, including those relating to their exportation and importation. Each party shall cooperate with the other party as reasonably requested to permit each party to comply with the laws and administrative regulations of the United States and the Licensee Territory controlling the export of commodities and technical data.

     9.17 Complete Agreement.  This Agreement, including all Attachments hereto
          ------------------
which are incorporated herein by reference and the Related Agreements constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede and replace all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter. No amendment to or modification of this Agreement shall be binding unless in writing and signed by a duly authorized representative of both parties.

     9.18 AOL Notification.  Licensor agrees to notify Licensee promptly upon
          ----------------
the initial Launch by AOL of any TV Access Services or Wireless Access Services anywhere in the world.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.

AMERICA ONLINE, INC.               AMERICA ONLINE LATIN AMERICA, INC.



By:____________________________    By:____________________________

Name:__________________________    Name:__________________________
Title:_________________________    Title:_________________________

                              LIST OF ATTACHMENTS


Attachment A   Definitions

Attachment B   Documentation

Attachment C   AOL Standard Forms

Attachment D   AOL Marks

Attachment E   AOL Domain Names

Attachment F   Territory

                                 ATTACHMENT A

                                  Definitions


As used in this Agreement, the following terms, whether in the singular or the plural, have the following meanings:

     1.  "AAA" shall have the meaning set forth in Section 9.4(b)(i).

     2. "Access Service" shall mean, collectively, PC Access Services, TV Access Services, Wireless Access Services.

     3. "Action" shall have the meaning set forth in the Certificate of Incorporation.

     4. "Advancement of Expenses" shall have the meaning set forth in the Certificate of Incorporation.

     5. "Affiliate" shall mean, for purposes of this Agreement, as to any Person, any other Person that, directly or indirectly, controls, is under common control with, or is controlled by, that Person, provided no Operating Entity shall be considered an Affiliate of Licensor or AOL. For avoidance of doubt, any Person that is controlled by the Cisneros Family shall be deemed an Affiliate of ODC. For purposes of this definition "control" (including, with its correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     6. "Agreement" shall have the meaning specified in the preamble of this Agreement.

     7. "AOL" shall have the meaning specified in the preamble of this Agreement.

     8. "AOL-branded" shall have the meaning set forth in the Certificate of Incorporation.

     9. "AOL Brand Products" shall mean "flanker" AOL-branded product offerings that are part of and integrated into the AOL-US Service (such as AOL NetFind(TM), AOL Netmail(TM), AOL.COM and AOL Instant Message(TM)).

     10.  "AOL Domain Names" shall have the meaning given in Section 4. 7.

     11. "AOL Guarantee" shall have the meaning set forth in the recitals hereto.

     12. "AOL Marks" shall mean the Core AOL Marks, the Mixed AOL Marks and New AOL Marks, collectively.

     13. "AOL OLS Agreement" shall have the meaning specified in the recitals to this

Agreement.

     14. "AOL Proprietary Object Code" shall mean all Object Code in which AOL and/or its Wholly-Owned Affiliates own on or after the Effective Date, all rights, title, and interest (including all copyright, patent, trade secret and other intellectual property rights).

     15. "AOL Service(s)" shall mean the Interactive Services that are PC Access Services that AOL provides worldwide, including the AOL-US Service and any other international AOL Services, under the brand name America Online(TM) and/or AOL(TM) existing as of the Effective Date or in the future and modified from time to time. From and after the date that Licensee obtains the right to provide any TV Access Services and/or Wireless Access Services to Subscribers, AOL Services shall be deemed to include the TV Access Services and Wireless Access Services that AOL provides worldwide under the brand name America Online(TM) and/or AOL(TM) as the same may be modified by AOL from time to time.

     16. "AOL Services Content" shall mean the Content available on the AOL Services, that is displayed to an individual end-user by the Client Product and Server Product, and provided by AOL, a JV Affiliate or a Content provider to AOL, a JV Affiliate or their respective Affiliates, but excluding Object Code, Restricted Content, Content on the Internet (including Internet Content represented by pointers or similar icons or visual displays on the applicable AOL Service), and Content in respect of which neither AOL nor any JV Affiliate has any contractual rights or obligations.

     17. "AOL-US Service" shall mean the principal AOL Services provided by AOL to United States residents on the date hereof, as such service shall be modified from time to time.

     18. "AOL Standard Forms" shall mean the standard forms, policies and contracts that AOL uses in conducting the AOL-US Service, which Licensee shall translate and modify in accordance with Section 3.3. AOL Standard Forms include the terms of service agreement(s) with Subscribers, content agreements with Content providers, and other forms, policies and contracts used by AOL in conducting the AOL-US Service.

     19. "Audiovisual Presentation" shall mean any pictorial, graphic, video and/or audiovisual works, including any icons, screens, music and characters, utilized in, or created as a result of, execution of any Licensed Products.

     20. "Board of Directors" shall mean the Board of Directors of the Company, as the same may be constituted from time-to-time.

     21. "Business" shall mean Interactive Services that Licensee elects to pursue, including Interactive Services substantially similar to the AOL-US Service (but adapted to the local markets), in accordance with the provisions of the Certificate of Incorporation.

     22. "Business Day" shall have the meaning set forth in the Stockholders' Agreement.

     23. "Certificate of Incorporation" shall have the meaning set forth in the preamble.

     24. "CIS License" shall have the meaning set forth in the Stockholders' Agreement.

     25. "CIS OLS Agreement" shall have the meaning set forth in the Stockholders' Agreement.

     26. "Cisneros Family" shall mean Ricardo Cisneros, Gustavo Cisneros and/or their lineal descendants, individually or collectively and/or any trusts for the exclusive benefit of any one or more of such persons.

     27. "Client Product" shall mean each component of the Licensed Products that executes on one or more operating systems being used by an individual end-user. Examples of the functions provided by the Client Product include Audiovisual Presentations to the end-user and the exchange of information with the Server Product.

     28. "Communication Services" includes chat, e-mail, message boards, online transactions and other forms of online interaction.

     29. "Compuserve-branded" shall have the meaning set forth in Stockholders' Agreement.

     30. "Confidential Information" shall mean (a) any Confidential Information as defined in the Related Agreements and (b) any information that a party indicates to the other party is, or that the other party reasonably should know is confidential, non-public business, financial or technical information, know how, trade secrets or other confidential or proprietary information (i) disclosed by one party or its Affiliates to the other pursuant to this Agreement in oral, visual, written, graphic, machine readable or other form or (ii) discovered by one party or its Affiliates only through decompilation, reverse engineering or a similar process with respect to the other party's or its Affiliates' software. Confidential Information shall include any such confidential, non-public information (x) relating to the business of a party and obtained as a result of the preparation and negotiation of this Agreement or the performance by the parties of their obligations hereunder, (y) relating to the business of a party, in each case including, but not limited to, documents and/or information regarding customers, costs, profits, markets, sales, products, product development, key personnel, pricing policies, operational methods, technology, know-how, technical processes, formulae, or plans for future development, or (z) Documentation. Notwithstanding the foregoing, Confidential Information shall not include information which:

          (A) was in the public domain at the time it was disclosed or enters the public domain without violation of this Agreement by the receiver;

          (B) was known to the receiver, without restriction, at the time of the disclosure;

          (C) is disclosed with the prior written approval of the discloser;

          (D) was independently developed by the receiver without any use of the Confidential Information, including by employees or other agents of the receiver who have not been exposed to the Confidential Information;

          (E) becomes known to the receiver, without restriction, from a third party without breach of this Agreement by the receiver and otherwise not in violation of the discloser's rights;

          (F) is disclosed to third parties by the discloser intentionally, without restrictions similar to those contained in this Agreement; or

          (G) is disclosed in accordance with the order or requirement of a court, administrative agency, or other governmental body, provided the receiver gives prompt written notice to the discloser and a reasonable opportunity to seek a protective order or otherwise to prevent or limit the disclosure.

     31. "Content" shall mean either (i) text or (ii) multimedia information which contains one or any combination of any of the following in digital form or such other forms as may become available in the future: text, graphics, video, sound, still images, or the like.

     32. "Core AOL Marks" shall mean the trademarks and service marks using the brands America Online(TM) and/or AOL(TM) that are set forth in Section 1 of Attachment D, as amended by Licensor from time to time to reflect Licensor's then-current marketing and branding policies and any other marks Licensor makes generally available for use by all JV Affiliates; provided, however, that any such mark set forth in Section 1 of Attachment D shall not be deleted from such list unless AOL discontinues use of such mark on a worldwide basis with respect to the AOL Services in accordance with AOL's Uniform Policies.

     33. "Core AOL Technology" shall mean the portion of the Licensed Products that embodies: (a) the AOL Rainman/FDO portion of the AOL-US Service and (b) the core functionality that is currently and in the future during the Term available on all AOL Services (e.g., chat rooms, e-mail, message boards, and Internet access), as such functionality may be modified from time to time on the AOL Services.

     34.  "Costs" shall have the meaning set forth in Section 9.4(b)(iv).

     35. "Damages" shall have the meaning set forth in the Certificate of Incorporation.

     36.  "Directly Competitive Service" shall have the meaning set forth in
Section 2.9(a).

     37. "Documentation" (including its correlative "Document") shall mean, at any given time, the most current version of all available manuals and other written materials, including style guides, owned at any point in time on or after the Effective Date by AOL or any of its Wholly-Owned Affiliates that relate to the Licensed Products including all materials useful for understanding and operating Object Code and machine-readable text or graphic files, and which are subject to display or printout.

     38. "Effective Date" shall have the meaning set forth in the first paragraph of this Agreement.

     39. "Error Correction" shall have the meaning set forth in the AOL OLS Agreement.

     40. "Interactive Services" shall mean the provision of Content or Communication Services which may be provided through the use of any protocols, standards, or platforms (including Internet or Internet derivative protocols, standards, and platforms, including, without limitation, CDMA and other wireless access protocols) for remote access by narrowband or broadband infrastructure, including POTS, ISDN, satellite, cable, fiber optics, and hybrid CD-ROM.

     41. "Interconnect" or "Interconnection" shall have the meaning given in the AOL OLS Agreement.

     42. "Internet Portal Services" shall have the meaning set forth in the Certificate of Incorporation.

     43. "JV Affiliate(s)" shall mean any joint venture outside of the United States in which AOL directly or indirectly owns an equity interest and whose services are Interconnected with the AOL-US Services.

     44. "JV Affiliate Requested Developments" shall mean all developments by AOL or any Affiliate on behalf of or for the benefit of any JV Affiliate.

     45. "Launch" shall mean the first commercial availability of an Interactive Service to potential Subscribers in the Territory or a country in the Territory, as applicable.

     46. "Launch Software" shall have the meaning set forth in the AOL OLS Agreement

     47. "Licensed Products" shall mean all (I) AOL Proprietary Object Code (a) deemed to be appropriate in AOL's reasonable business judgment for use in Launching, operating, providing, managing and administering Licensee Interactive Services (including Object Code for Client Product, Server Product, Core AOL Technology, applications, programming interfaces and Error Corrections); (b) embodied in the development tools to develop, create, and enhance Content for use in connection with Licensee Interactive Services; (c) that (i) is an upgrade, enhancement, or modification of an item set forth in the foregoing subsections (a) and (b), whether patentable or not, and (ii) is appropriate for use in Launching, operating, providing, managing and administering Licensee Interactive Services, or developing, creating, and enhancing Content for use in connection with Licensee Interactive Services, as the case may be; or (d) that
(A) is an upgrade, enhancement, or modification to a Third Party Product created by AOL, (B) is incorporated by AOL or any Affiliate into any AOL Services, and
(C) for which Licensor or any Affiliate has received all necessary rights to license to Licensee as set forth in this Agreement; (II) AOL Proprietary Object Code comprising the client and server software components of AOL Brand Products; and (III) any other Object Code deemed to be a Licensed Product under this Agreement. For the avoidance of doubt, Licensed Products include the Launch Software, New AOL Developments, Requested Developments and JV Affiliate Requested Developments. Licensed Products exclude (a) all development tools, regardless of the creator, except those set forth in subsection (I)(b) of the first sentence above, (b) Third Party Products or upgrades, enhancements, or modifications to same, except those set forth in subsection (I)(d) of the first sentence above, (c) any server software or server-based technology for AOL Brand Products, and (d) any and all products relating to the CIS Services (as defined in the CIS License), unless such products also relate to, and are used in connection with, the AOL Services, are covered under a separate license agreement pursuant to the CIS License.

     48. "Licensee Interactive Services" shall mean the PC Access Services, Internet Portal Services and, from and after the date on which Licensee obtains the rights to offer TV Access Services and Wireless Access Services, TV Access Services and Wireless Access Services conducted by Licensee in the Territory from time to time. The Licensee Interactive Services comprising PC Access Service shall initially be a PC Access Service that is substantially similar to the AOL-US Service as adapted and localized to the applicable local market, as such service may be expanded or modified by the Board of Directors in accordance with the Certificate of Incorporation, including by adding other Interactive Services. The Licensee Interactive Services comprising TV Access Service in the Territory shall initially be a TV Access Service that is substantially similar to the AOL-branded TV Access Service then being offered by AOL in the United States, as adapted and localized to the applicable local market, as such service may be expanded or modified by the Board of Directors in accordance with the Certificate of Incorporation, including by adding other Interactive Services. The Licensee Interactive Services comprising Wireless Access Services in the Territory shall initially be a Wireless Access Service that is substantially similar to the AOL-branded Wireless Access Service then being offered by AOL in the United States, as adapted and localized to the applicable local market, as such service may be expanded or modified by the Board of Directors in accordance with the Certificate of Incorporation, including by adding other Interactive Services.

     49. "Licensee Mark" shall mean any trade or service mark used by Licensee in the Territory in providing Licensee Interactive Services that does not contain one or more elements of a Core AOL Mark.

     50.  "Licensed Licensee Mark" shall have the meaning set forth in Section
4.2.

     51.  "Mixed AOL Mark" shall mean any trade or service mark that contains
(a) one or more elements of a mark that is, or was at any time, a Core AOL Mark and (b) additional symbols, marks, or designs.

     52. "New AOL Developments" shall have the meaning set forth in the AOL OLS Agreement.

     53.  "New AOL Domain Name" shall have the meaning set forth in Section
4.7.

     54.  "New AOL Mark" shall have the meaning set forth in Section 4.6.

     55. "Object Code" shall mean (i) machine-executable programming instructions, substantially or entirely in binary form, which are intended to be directly executable by an operating system after suitable processing and linking but without the intervening steps of compilation or assembly, and (ii) other executable code (e.g. programming instructions written in procedural or interpretive languages).

     56. "ODC" shall mean Riverview Media Corp., a British Virgin Islands corporation.

     57.  "Offensive Proceedings" shall have the meaning set forth in Section
4.8.

     58. "Operating Entity(ies)" shall have the meaning set forth in the recitals to this Agreement.

     59. "Panama Convention" shall have the meaning set forth in Section 9.4(b)(i).

     60. "PC Access Services" shall have the meaning given in the Certificate of Incorporation.

     61. "Peripheral AOL Technology" shall mean any portion of the Licensed Products that are not a Core AOL Technology.

     62. "Person" shall mean an individual, corporation, partnership, limited liability company, trust, unincorporated organization, or other legal entity, or a governmental body, or their equivalent under the applicable legal system.

     63. "Rainman/FDO" shall mean (a) the key software necessary for Content providers to present their information to Subscribers of the AOL-US Service (e.g., enabling a content provider to control the structural organization within its area, to translate the Content provider's existing Content into the Rainman format, and to maintain the area and Content over time) and (b) the programming software necessary to control all client displays on the AOL-US Service for the Microsoft Windows and Apple Macintosh platforms, sometimes referred to as Forms Display Operation.

     64. "Related Agreements" shall mean the Certificate of Incorporation, the Stockholders' Agreement, the AOL OLS Agreement, the CIS License, the CIS OLS Agreement, and all of its Exhibits and Attachments to any thereof.

     65. "Requested Developments" shall have the meaning set forth in the AOL OLS Agreement.

     66. "Restricted Content" shall mean Content that, (a) if stored or displayed by, or accessible from, a Licensee Interactive Service or an AOL Service may or would violate (i) any applicable law, rule or regulation, (ii) the rights of the Content provider or other Person, or (iii) any duty or obligation of Licensor or Licensee to any Person; (b) is determined by AOL, in its sole discretion, but consistent with AOL's Uniform Policies, to be inappropriate for display; or (c) cannot be displayed due to the technical reasons which are not due to Licensor's failure to meet its obligations under this Agreement and the AOL OLS Agreement (e.g., a different operating system is required, as is the case with respect to Japan).

     67.  "Rules" shall have the meaning set forth in Section 9.4(b)(i).

     68. "Senior Executive Officers" shall mean the Chief Executive Officer and Chief Operating Officer of a Person, each Senior Vice President or Executive Vice President of a Person, and the General Counsel of a Person, and any other management personnel of a Person with equivalent titles or decision-making authority. For purposes of this Agreement, Gustavo Cisneros, Ricardo Cisneros and Steven Bandel shall be deemed to be Senior Executive Officers of ODC.

     69. "Server Product" shall mean the components of the Licensed Products executing on the computers acting as a host system for any AOL Services. Functions provided by the Server Product include, exchanging information with the Client Product, storing information, exchanging information with third party services via gateways, and administering such AOL Services.

     70. "Service Notice" shall have the meaning set forth in the AOL OLS Agreement.

     71. "Source Code" shall mean the human-readable form of the Object Code, including comments, logic manuals, flow charts, principles of operation, and procedural language and materials for understanding, implementing, and maintaining the Object Code and source code.

     72. "Special Affiliates" shall have the meaning set forth in the Stockholders' Agreement.

     73. "Stockholders' Agreement" shall mean the Stockholders' Agreement, dated as of __________, 2000, by and among AOL, ODC and the Company.

     74. "Subscriber" shall mean, as of any date of determination and with respect to any Interactive Service, any Person who has opened an account with or otherwise registered as a user of such Interactive Service.

     75. "Term" shall mean the period of time that this Agreement is in effect, as set forth in Section 8.1.

     76.  "Territory" shall mean the countries listed on Attachment F.

     77. "Third Party Products" refers to computer software products licensed from third parties (other than AOL or AOL's Wholly-Owned Affiliates) and utilized by AOL in operating any AOL Services at the Effective Date or thereafter during the Term, including software products readily available in the market place pursuant to a "shrink-wrap" license or similar form license agreement. To avoid any doubt, Third Party Products shall not include Licensed Products.

     78.  "Tribunal" shall have the meaning set forth in Section 9.4(b)(i).

     79. "TV Access Service" shall have the meaning set forth in the Certificate of Incorporation.

     81. "Uniform Policies" shall mean all AOL policies, procedures, methods of doing business and other rules or practices of any sort with respect to any subject matter generally applicable and consistently applied to all JV Affiliates. For the avoidance of doubt, not all Uniform Policies of AOL will be relevant to every JV Affiliate or lead to the same result with respect to each JV Affiliate. An AOL policy to comply with local obscenity laws may, for example, prohibit the distribution of Content on one AOL Service in one country but permit dissemination of the same Content on another AOL Service in another country.

     82. "Undertaking" shall have the meaning set forth in the Certificate of Incorporation.

     83. "Voting Stock" shall have the meaning set forth in the Certificate of Incorporation.

     84. "Wholly-Owned Affiliates" shall mean with respect to any Person any other Person which is directly or indirectly wholly owned by such Person, directly or indirectly wholly owns such Person or is directly or indirectly wholly owned by the same Person as such Person, with such ownership to mean possession of both 100% of the equity interest and 100% of the voting interest, except for directors' qualifying shares, if any. Any Person which is directly or indirectly wholly owned by the Cisneros Family shall be a Wholly-Owned Affiliate of ODC.

     85. "Wireless Access Service" shall have the meaning set forth in the Certificate of Incorporation.

                                 ATTACHMENT B

                                 Documentation


     Licensor shall provide Licensee with the following Documentation and Confidential Information:

     A.  [*]

     B.  [*]

     C.  [*]

     D.  [*]

     E.  [*]

     F.  [*]

     G.  [*]

     H.  [*]

     I.  [*]

     J.  [*]

     K.  [*]

     L.  [*]

     M.  [*]

     N.  [*]

     O.  [*]

     P.  [*]

One (1) printed and computer-readable copy of each manual, in English, shall be shipped to Licensee at Licensor's expense within ten (10) Business Days after the date in which a Service Notice is received by Licensor.

                                 ATTACHMENT C

                              AOL STANDARD FORMS


As of the Effective Date, AOL Standard Forms include the forms identified below:

1.    AOL Terms of Service Agreement

      .   Member Agreement

      .   Community Guidelines

      .   Privacy Policy

2.    AOL Marketplace Policies

3.    AOL Advertising Guidelines

4.    AOL Standard Agreements

      .   Interactive Services Agreement

      .   Content License Agreement

      .   Web Pointing Agreement

      .   Consulting Services Agreement

      .   Standard Marketing Agreement

      .   Standard Advertising Agreement

      .   Shopping Channel Agreement

      .   Standard NDA

                                 ATTACHMENT D

                                   AOL MARKS

1.   Core AOL Marks. The Core AOL Marks licensed pursuant to this Agreement are:
     --------------

     America Online
     America Online & Design
     AOL
     AOL & Design
     AOL GLOBALNET
     AOL.COM
     AOL Instant Messenger
     AOL Netfind
     AOL Buddy List
     AOL Favorite Places

2.   Registration Status in the Territory.  The status of registration of the
     ------------------------------------
Core AOL Marks in certain countries in the Territory is as follows:

--------------------------------------------------------------------------------
Country         Mark            Classes Filed         File or Registration Date
--------------------------------------------------------------------------------
Argentina       [*]             [*]                   [*]
--------------------------------------------------------------------------------
                [*]             [*]                   [*]
--------------------------------------------------------------------------------
                [*]             [*]                   [*]
--------------------------------------------------------------------------------
                [*]             [*]                   [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bolivia         [*]             [*]                   [*]
--------------------------------------------------------------------------------
                [*]             [*]                   [*]
--------------------------------------------------------------------------------
                [*]             [*]                   [*]
--------------------------------------------------------------------------------
                [*]             [*]                   [*]
--------------------------------------------------------------------------------
                [*]             [*]                   [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Brazil          [*]             [*]                   [*]
--------------------------------------------------------------------------------
                [*]             [*]                   [*]
--------------------------------------------------------------------------------
                [*]             [*]                   [*]
--------------------------------------------------------------------------------
                [*]             [*]                   [*]
--------------------------------------------------------------------------------
                [*]             [*]                   [*]
--------------------------------------------------------------------------------
                [*]             [*]                   [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Chile           [*]             [*]                   [*]
--------------------------------------------------------------------------------
                [*]             [*]                   [*]
--------------------------------------------------------------------------------
                [*]             [*]                   [*]
--------------------------------------------------------------------------------
                [*]             [*]                   [*]
--------------------------------------------------------------------------------
                [*]             [*]                   [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Country         Mark            Classes Filed          File or Registration Date
--------------------------------------------------------------------------------
Colombia        [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Costa Rica      [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dominican       [*]             [*]                    [*]
Republican
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ecuador         [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
El Salvador     [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Guatemala       [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Honduras        [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mexico          [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------
                [*]             [*]                    [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Country            Mark         Classes Filed          File or Registration Date
--------------------------------------------------------------------------------
                   [*]          [*]                    [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Nicaragua          [*]          [*]                    [*]
--------------------------------------------------------------------------------
                   [*]          [*]                    [*]
--------------------------------------------------------------------------------
                   [*]          [*]                    [*]
--------------------------------------------------------------------------------
                   [*]          [*]                    [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Panama             [*]          [*]                    [*]
--------------------------------------------------------------------------------
                   [*]          [*]                    [*]
--------------------------------------------------------------------------------

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Paraguay           [*]          [*]                    [*]
--------------------------------------------------------------------------------
                   [*]          [*]                    [*]
--------------------------------------------------------------------------------
                   [*]          [*]                    [*]
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                   [*]          [*]                    [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Uruguay            [*]          [*]                    [*]
--------------------------------------------------------------------------------
                   [*]          [*]                    [*]
--------------------------------------------------------------------------------
                   [*]          [*]                    [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Venezuela          [*]          [*]                    [*]
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                   [*]          [*]                    [*]
--------------------------------------------------------------------------------
                   [*]          [*]                    [*]
--------------------------------------------------------------------------------
                   [*]          [*]                    [*]
--------------------------------------------------------------------------------
                   [*]          [*]                    [*]
--------------------------------------------------------------------------------

Issues Relating to Core AOL Marks Actually Known by AOL. As of the Effective Date, there are certain issues relating to Core AOL Marks for the reasons described below:

--------------------------------------------------------------------------------
Country              Opposition/Action             Defendant       Status
                     brought by AOL for use
                     of...
--------------------------------------------------------------------------------
Argentina            [*]                           [*]             [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Brazil               [*]
--------------------------------------------------------------------------------
                     [*]                           [*]             [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Chile                [*]                           [*]             [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Colombia             [*]                           [*]             [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mexico               [*]                           [*]             [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Venezuela            [*]                           [*]             [*]
--------------------------------------------------------------------------------

                                 ATTACHMENT E

                               AOL DOMAIN NAMES

       AOL has applied for or obtained AOL Domain Names in countries in the Territory as follows:

--------------------------------------------------------------------------------------------------------------
Country                            Domain Name                          Status of Registration
--------------------------------------------------------------------------------------------------------------
Argentina                          [*]                                  [*]
--------------------------------------------------------------------------------------------------------------
Brazil                             [*]                                  [*]
--------------------------------------------------------------------------------------------------------------
Chile                              [*]                                  [*]
--------------------------------------------------------------------------------------------------------------
Colombia                           [*]                                  [*]
--------------------------------------------------------------------------------------------------------------
Ecuador                            [*]                                  [*]
--------------------------------------------------------------------------------------------------------------
El Salvador                        [*]                                  [*]
--------------------------------------------------------------------------------------------------------------
Guatemala                          [*]                                  [*]
--------------------------------------------------------------------------------------------------------------
Mexico                             [*]                                  [*]
--------------------------------------------------------------------------------------------------------------
Nicaragua                          [*]                                  [*]
--------------------------------------------------------------------------------------------------------------
Panama                             [*]                                  [*]
--------------------------------------------------------------------------------------------------------------
Peru                               [*]                                  [*]
--------------------------------------------------------------------------------------------------------------
Puerto Rico                        [*]                                  [*]
--------------------------------------------------------------------------------------------------------------
Venezuela                          [*]                                  [*]
--------------------------------------------------------------------------------------------------------------

                                 ATTACHMENT F

                                   TERRITORY



                     Anguilla                             Haiti
                     Antigua                             Honduras
                    Argentina                            Jamaica
                      Aruba                             Martinique
                     Bahamas                              Mexico
                     Barbados                      Netherlands Antilles
                     Barbuda                         Nevis Montserrat
                      Belize                            Nicaragua
                     Bolivia                              Panama
                      Brazil                             Paraguay
                  Caicos Islands                           Peru
                  Cayman Islands                       Puerto Rico
                      Chile                             St. Kitts
                     Colombia                           St. Lucia
                    Costa Rica                         St. Maarten
                       Cuba                             St. Martin
                     Dominica                          St. Vincent
                Dominican Republic                       Suriname
                     Ecuador                          The Grenadines
                   El Salvador                            Tobago
                  French Guiana                          Trinidad
                     Grenada                          Turks Islands
                    Guadeloupe                           Uruguay
                    Guatemala                           Venezuela
                      Guyana                          Virgin Islands

                                   EXHIBIT B

                         AOL ONLINE SERVICES AGREEMENT

       THIS AOL ONLINE SERVICES AGREEMENT (this "Agreement"), dated as of _________, 2000 (the "Effective Date"), is entered into by and between America Online, Inc., ("AOL" or "Service Provider"), a corporation organized under the laws of the state of Delaware, having its principal offices at 22000 AOL Way, Dulles, Virginia, USA 20166-9323, and America Online Latin America, Inc., a Delaware corporation (the "Company" or "Recipient"), having its principal offices at 6600 N. Andrews Avenue, Suite 500, Ft. Lauderdale, FL, USA 33309.

                                  WITNESSETH:

       WHEREAS, Service Provider is engaged in the business of providing Interactive Services worldwide.

       WHEREAS, the Company operates and/or markets and supports the Business in the Territory through certain operating entities owned by the Company, including Recipient.

       WHEREAS, concurrent with the execution hereof, the Company and AOL have entered into the related AOL License Agreement (the "AOL License"), pursuant to which AOL has granted to the Company certain rights and licenses for conducting the Recipient Interactive Services. In connection therewith, and pursuant to the Related Agreements, AOL has agreed to extend to the Company certain services, including technical support, training and related services pertaining to AOL Services, that are necessary to Launch and operate the Recipient Interactive Services in the Territory, all as set forth in this Agreement.

       NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                  AGREEMENT:

1. DEFINITIONS; CONSTRUCTION. Capitalized terms used but not defined in the body of this Agreement shall have the meaning given to such terms in Attachment
A. Other capitalized terms used without definition shall have the meanings given in the AOL License. Unless the context clearly indicates otherwise, any term defined or used in the singular shall include the plural. Use of the term "include" or "including" shall be construed to mean "include without limitation" or "including without limitation", as applicable.

2. PROVISION OF CERTAIN ONLINE SERVICES. In connection with the AOL License, and subject to the Related Agreements, Service Provider shall provide Recipient with the services described in this Section 2 in order to facilitate the Launch and operation by Recipient of AOL-branded PC Access Services in the Territory. At such time that the Board of Directors approves the development and Launch of one or more additional Recipient Interactive Service(s) in particular country(s) in the Territory pursuant to the Company's Certificate of

Incorporation, Recipient shall notify Service Provider in writing of such approval and identify the particular country(s) in the Territory and what Recipient Interactive Services are to be provided (such notice, the "Service Notice"), and Service Provider shall commence provision of the services described in this Section 2 in such countries and/or with respect to such additional Recipient Interactive Services.

       2.1  Consistency of AOL Services.  The parties acknowledge and agree that
            ---------------------------
it is necessary for Service Provider to maintain uniform standards governing all material facets of AOL Services in order to provide subscribers worldwide with high quality, cost effective and consistent levels of service, and to protect the reputation and goodwill associated with the AOL Services in the Interactive Services market. Accordingly, Service Provider shall provide Recipient with the services described herein in a manner consistent with such objectives.

       2.2  Licensed Product Development Services.
            -------------------------------------

            (a)   Launch Software.  As promptly as practicable following the
                  ---------------
date hereof, and pursuant to the terms and conditions of this Agreement, Service Provider shall provide Recipient with the launch software, in accordance with the requirements set forth in Attachment B (the "Launch Software"), to be used in connection with the Launch by Recipient of a PC Access Service in the country(s) in the Territory identified by Recipient as aforesaid. All Launch Software shall be deemed to be components of the Licensed Products. Recipient shall have the same license rights to the Launch Software as those rights granted to Recipient in Section 2 of the AOL License with respect to the Licensed Products. Recipient shall pay Service Provider for the localization of the Launch Software at MFN Rates. All payments under this Section 2.2(a) shall be made within twenty (20) Business Days following submission of quarterly invoices, which shall include a breakdown, on a time and material basis, in reasonable detail of the charges, in respect of the work carried out during the preceding quarter. Recipient shall pay Service Provider at MFN Rates for the internationalization or localization of post-Launch modifications to the Licensed Products in accordance with the process described in Section 2.2(d) below.

            (b)   New AOL Developments.  Service Provider shall provide
                  --------------------
Recipient with New AOL Developments for the Recipient Interactive Services as described in this Section 2.2(b). At the beginning of each calendar quarter, Service Provider shall conduct a technology review and provide Recipient with Service Provider's New AOL Development intentions for that quarter with respect to the Recipient Interactive Services that Recipient is then providing. Recipient shall pay Service Provider at MFN Rates for any internationalization or localization required to implement New AOL Developments for such Recipient Interactive Services in accordance with the process described in Section 2.2(d) below. Recipient acknowledges and agrees that New AOL Developments shall be deemed to be Licensed Products under the AOL License. Recipient shall have the same license rights to the New AOL Developments as those rights granted to Recipient in Section 2 of the AOL License with respect to the Licensed Products. Consistent with Service Provider's Uniform Policies regarding New AOL Developments and, subject to Section 2.2 of the AOL License, Service Provider shall exercise commercially reasonably efforts to retain and grant to Recipient all rights with respect to Third Party Product enhancements on the same terms as set forth in Section 2.2 in the AOL

License.

       (c)  Requested Developments.  Upon Recipient's request, and subject to
            ----------------------
the good faith agreement of Service Provider and Recipient in writing upon reasonable terms and conditions of such development, including commercially reasonable payment terms at MFN Rates, all in accordance with the process described in Section 2.2(d) below, Service Provider shall develop revisions, enhancements and/or modifications of the Licensed Products and provide other development services related to the Recipient Interactive Services that Recipient is then providing or in respect of which it has delivered a Service Notice ("Requested Developments"). Recipient acknowledges and agrees that Requested Developments shall be deemed to be Licensed Products. Recipient shall have the same license rights to the Requested Developments as those rights granted to Recipient in Section 2 of the AOL License with respect to the Licensed Products.

       (d)  Process for Developments.  The process for internationalizing and
            ------------------------
localizing New AOL Developments and for requesting Requested Developments shall be conducted through a marketing requirements document ("MRD") developed by AOL's international product marketing group in conjunction with Recipient, containing reasonably sufficient information in order for Service Provider to make a technical assessment and to provide an initial estimate of the timetable and total pricing for completion of the development services. Service Provider shall negotiate in good faith with Recipient all reasonable MRDs, provided that Recipient acknowledges and agrees that Service Provider will not accept MRDs that in Service Provider's reasonable opinion, may compromise security or performance or otherwise do not comply with AOL's Uniform Policies. If Service Provider reasonably believes that an MRD would have such effect, Service Provider shall exercise commercially reasonable efforts to assist Recipient in developing an MRD that does not have such effect but that provides the functionality that Recipient desires. Service Provider and Recipient recognize that the level of information required in an MRD will vary according to the specified functionality, but must contain a sufficient level of information and detail for Service Provider to assess fully the nature and scope of the project and its technical feasibility. The parties acknowledge that Recipient may need to consult with Service Provider's management, technology and international staffs in order to develop the MRD. Upon written acceptance of an MRD by Service Provider, Service Provider shall provide the applicable development services in accordance with the terms and conditions of such MRD, including commercially reasonable payment terms at MFN Rates.

       2.3  Training, Technical Support, Documentation and Additional Support
            -----------------------------------------------------------------
Services
--------

            (a)  Training and Technical Support.
                 ------------------------------

                 (i)  Scope.  Service Provider shall provide Recipient with the
                      -----
pre-Launch and post-Launch Training and Technical Support set forth in Attachment D with respect to PC Access Services and with appropriate pre-Launch and post-Launch Training and Technical support as may be agreed by Service Provider and Recipient with respect to Wireless Access Services and TV Access Services in substantially the manner Service Provider is providing them in the United States after Recipient obtains the right to Launch such Services in the Territory. With respect to such Training and Technical Support, Service Provider reserves the right to amend Attachment D from time to time to permit Service Provider to make such reasonable changes as are necessary for Service Provider to provide such items on a consistent worldwide basis; provided that any such amendment shall not increase the rates or expand the fee structure applicable to Recipient any more than such rates are increased or fee structure expanded with respect to other JV Affiliates consistent with AOL's Uniform Policies. Service Provider shall provide Recipient with prior notice of such amendments to Attachment D.

       (ii)    Exchange Program.  Service Provider shall, upon the request of
               ----------------
Recipient and subject to Service Provider's reasonable discretion and the availability of its personnel, send qualified English-speaking employees from among Service Provider's Content production and technical personnel to Recipient's offices to assist and train Recipient's Trainees. During the time such exchange personnel participate in the aforementioned exchange program, (i) Service Provider shall pay all of their salary and standard Service Provider benefits, and (ii) Recipient shall either pay or reimburse Service Provider for all of their air travel, lodging, local transportation, meals, and other out-of-pocket expenses associated with such travel; provided that such expenses conform to Recipient's general and reasonable policies regarding expenses for its own employees and such arrangement is at least as favorable as any similar arrangement with any JV Affiliate, taking into account any reasonable differences in payment or reimbursement policies due to differences in location. Recipient shall also pay or reimburse Service Provider for reasonable incremental expenses incurred by such exchange personnel as a result of their relocation and travel, including increased cost of living, increased tax burden, or other factors attendant to relocating to a different country.

       (iii)   Contacts.  Service Provider shall promptly after the Effective
               --------
Date and as necessary from time to time thereafter provide Recipient with an up-to-date list of contact names and telephone numbers of the individuals providing Training and Technical Support.

   (b) Documentation.  The Documentation and Confidential Information
       -------------
identified in Attachment B of the AOL License shall be periodically updated by Service Provider. After a Service Notice and thereafter from time to time as necessary to reflect updates, Recipient will receive one (1) print and computer-readable copy of each final, finished release of such Documentation and Confidential Information in English as it becomes available.

   (c) Licensed Product Support and Maintenance.
       ----------------------------------------

       (i)     Error Correction; Virus Deletion. Recipient shall promptly
               --------------------------------
disclose to Service Provider any Errors or Viruses in the Licensed Products of which Recipient becomes aware. The minimum amount of information to be provided when disclosing an Error or a Virus is set forth in Attachment C. Service Provider shall, at no charge to Recipient, use commercially reasonable efforts to (i) correct any material, replicable Errors in Licensed Products, and (ii) use industry-standard software programs to detect material Viruses and to delete material Viruses in the Licensed Products. However, if Recipient is determined to have been either the source or direct conduit for the Error or Virus, Recipient shall promptly pay Service Provider for such Error Correction or Virus Deletion, as the case may be, on a commercially reasonable time and materials basis at MFN Rates. Service Provider shall assign the same priority and apply the level of effort that Service Provider uses for similar priority

Errors or Viruses for the AOL-US Service, as set forth in Attachment C, and will promptly on commercially reasonable terms and conditions (A) supply the Error Correction to Recipient when available and/or (B) perform the Virus Deletion. Service Provider shall have the right to amend from time to time the AOL Error Correction and/or Virus Deletion Policies set forth in Attachment C, respectively, if such amendment is made in connection with a change in AOL's worldwide Error Correction or Virus Deletion Policy, as the case may be, and applies substantially equally to all AOL Services, including the AOL-US Service. Service Provider shall provide Recipient with prior notice of such amendments.

               (ii)  Other Maintenance Terms. With respect to Third Party
                     -----------------------
Products, Service Provider shall provide Recipient with all associated third-party support and maintenance rights, including error correction and/or deletion of Viruses, as applicable, to the extent that Service Provider may grant or pass through to Recipient such rights at no additional cost to Service Provider; provided, however, that Service Provider shall have no obligation to obtain such support and maintenance rights for Recipient other than to provide Recipient commercially reasonable assistance in obtaining maintenance service for Third Party Products at rates at least as favorable as those applicable to any JV Affiliate, subject to any reasonable difference in rates or cost due to location, usage or other reasonable factors that might impact the level and cost of support and maintenance. To the extent Recipient receives the right to use a Third Party Product and Service Provider pays the maintenance fees for such Product, Recipient shall promptly reimburse Service Provider for that percentage of such maintenance fees attributable to Recipient's use of that Third Party Product.

          (d) Additional Support Services. Service Provider shall provide Recipient additional support services relating to the Licensed Products at MFN Rates.

     2.4  Host Computer Access and Operations.
          -----------------------------------

          (a)  Access.  Service Provider shall provide Recipient with Host
               ------
Computer Access as necessary to operate Recipient Interactive Services in a manner substantially similar to the AOL-US Services and Recipient shall compensate Service Provider for such access at MFN Rates.

          (b)  Information Provider Connection.  Upon Recipient's request and at
               -------------------------------
Recipient's expense, Service Provider shall provide Recipient's Content providers with the capability to make a network connection to the AOL Services host system via direct TCP/IP or other mutually agreeable network connection for the purpose of permitting such providers to provide and manage Recipient Interactive Service Content with respect to PC Access Services and, if applicable, with respect to Wireless Access Services and TV Access Services after Recipient obtains the right to Launch such Services in the Territory. Recipient shall have the right to seek reimbursement from its Content providers for the cost of such network connections; provided, however, that Recipient shall remain primarily liable for such costs in any event.

          (c)  Operations.  Subject to Section 2.4(a), Service Provider shall
               ----------
have the sole right within its complete discretion to control the operations of its computers providing Host Computer Access to Recipient. On the Effective Date, computers providing Host Computer

Access for all AOL Services are located in the United States. Subject to approval by the Board of Directors, computers providing Host Computer Access for the Recipient Interactive Services may be located remotely within the Territory if technically and financially feasible, provided that: (i) such operations shall be subject to a remote host computer access technical plan to be developed by Service Provider, in consultation with Recipient and the Company, and (ii) Recipient and the Company shall compensate Service Provider for services in connection with the implementation and operation of any remote Host Computer Access at applicable MFN Rates.

     2.5  Interconnection.
          ---------------

          (a) AOL-branded Access Services Interconnection. With respect to AOL-branded PC Access Services, and, following their Launch by Recipient, AOL-branded TV Access Services, AOL-branded Wireless Access Services and Internet Portal Services operated by Recipient, Service Provider shall provide Recipient with a non-exclusive Interconnection between the AOL Services and the AOL-branded Recipient Interactive Services. Likewise, with respect to PC Access Services, and, following their Launch by Recipient, TV Access Services, Wireless Access Services, and Internet Portal Services, Recipient shall provide, to such AOL Services providing such access, substantially comparable non-exclusive Interconnection to such AOL-branded Recipient Interactive Services. Both parties acknowledge that such Interconnection between and among the AOL Services, as well as access to each AOL Service's Content, shall be subject to the Related Agreements and any technical limitations of the Recipient Interactive Services which are not due to the failure of Service Provider to meet its obligations under this Agreement or the AOL License (e.g. a different operating system is required, as is the case with the AOL Service in Japan).

          (b)  Other AOL Services Interconnection.
               ----------------------------------

               (i)  AOL-branded Internet Portal Services Interconnection.
                    ----------------------------------------------------
Subject to and in accordance with the Related Agreements, if AOL is entitled to and offers an AOL-branded Internet Portal Service in the Territory, then AOL and its Affiliates shall have the right to Interconnect (subject to applicable limitations in agreements with third parties) such AOL-branded Internet Portal Service with: (A) any AOL-branded Access Services, and (B) any AOL-branded Internet Portal Services (to the extent offered by Recipient pursuant to Section 2.9(a) of the AOL License), in each case then being offered by Recipient. Specifically, in such event: (1) Recipient shall provide, to such AOL Services providing such access, substantially comparable non-exclusive Interconnection to such AOL-branded Recipient Interactive Services, and (2) Recipient shall be entitled to receive reasonable compensation for Interconnection in the amount of
(y) an allocation of ongoing costs of running the applicable AOL-branded Interactive Service offered by Recipient reasonably allocable to such Interconnection plus (z) the amount that third parties pay for access to Content of the applicable Recipient Interactive Service offered by Recipient, if anything, to the extent that such Interconnection results in access to such Content.

               (ii) License to Certain Recipient Content. If AOL and its
                    ------------------------------------
Affiliates have the right to Interconnect to AOL-branded Interactive Services offered by Recipient in the

Territory pursuant to paragraph (i) above, Recipient hereby grants to AOL and its Affiliates the non-transferable (except as expressly provided herein) right to access, and to grant to subscribers to AOL Services the right to access, Content available through any such Interconnected AOL-branded Interactive Services offered by Recipient, including access to Recipient Content and other Content, but excluding Restricted Content.

     2.6  AOL Operating Standards.  The Parties agree that Recipient shall
          -----------------------
exercise commercially reasonable efforts to implement and maintain reasonable operating standards, specifications and procedures ("AOL Operating Standards") as follows:

          (a) As to each of the AOL Operating Standards set forth in Attachment E, Service Provider shall, with respect to PC Access Services, prescribe, and Recipient shall implement and maintain, such AOL Operating Standards, provided that such AOL Operating Standards shall be applied to Recipient in a manner that is not less favorable to Recipient than the manner in which such AOL Operating Standards are applied to other JV Affiliates.

          (b) As to other operating matters, such as sales, marketing, customer service, business development and Content programming, Service Provider shall provide advice to Recipient, to which Recipient shall give good faith consideration.

          (c) Service Provider may provide Recipient with any changes to the AOL Operating Standards in writing from time to time and Recipient shall implement such changes to AOL Operating Standards in accordance with commercially reasonable schedules to the extent that such changes do not materially expand or modify the categories of standards described therein and do not unreasonably interfere with the operations of Recipient.

          (d) For the avoidance of doubt, the Parties agree that (i) any standard, specification or procedure relating to interoperability of the AOL Services shall be conclusively deemed to be subject to subsection (a) above, and
(ii) Recipient agrees not to adopt or implement any standard, specification or procedure relating to such interoperability without the prior approval of Service Provider, provided that Service Provider agrees to provide any changes or enhancements to the AOL Operating Standards in a commercially reasonable manner such that Recipient may implement such changes or enhancements without unreasonable interference with its operations.

          (e) Service Provider and Recipient shall each designate one individual having appropriate qualifications to confer on a regular basis regarding AOL Operating Standards and their implementation and maintenance.

     2.7  Rights of Operating Entities.  Recipient may direct that the
          ----------------------------
services from Service Provider to which it is entitled hereunder are to be provided for the benefit of Operating Entities that are established pursuant to the Certificate of Incorporation. All such services provided for the benefit of Operating Entities hereunder shall be subject to all of the terms and conditions of this Agreement and the Related Agreements.

3.  REPRESENTATIONS AND WARRANTIES AND RELATED MATTERS.

     3.1  Service Provider.  Service Provider represents and warrants to
          ----------------
Recipient that the execution, delivery and performance of this Agreement have been duly authorized by all necessary action of Service Provider and this Agreement is a valid and binding obligation of Service Provider, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting the enforcement of creditor's rights generally and subject to the applicability of general principles of equity and principles of public policy.

     3.2  Recipient.  Recipient represents and warrants to Service Provider
          ---------
that the execution, delivery and performance of this Agreement have been duly authorized by all necessary action of Recipient and this Agreement is a valid and binding obligation of Recipient, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting the enforcement of creditor's rights generally and subject to the applicability of general principles of equity and principles of public policy.

     3.3  DISCLAIMER OF OTHER WARRANTIES.  EXCEPT AS EXPRESSLY PROVIDED IN
          ------------------------------
THIS SECTION 3, SERVICE PROVIDER MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE SERVICES PROVIDED HEREUNDER. SERVICE PROVIDER DISCLAIMS ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND TITLE.

     3.4  LIMITATION OF LIABILITY.  EXCEPT AS EXPRESSLY PROVIDED IN SECTION
          -----------------------
3.5, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL OR SPECIAL DAMAGES, LOST PROFITS, LOST SAVINGS OR ANY OTHER CONSEQUENTIAL OR SIMILAR DAMAGES, REGARDLESS OF THE FORM OF ACTION, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, RESULTING FROM BREACH OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

     3.5  Indemnity.
          ---------

          (a) Service Provider shall, at its expense, defend any action, suit or proceeding brought (other than by any shareholder of Recipient or any Affiliate of Recipient) against Recipient or any Affiliate thereof, to the extent it results from breach of a representation or warranty by Service Provider under Section 3.1 above and Service Provider shall indemnify and hold Recipient and/or any Affiliate of Recipient thereof harmless from and against all damages, costs, expenses (including, but not limited to, attorneys' fees), obligations or liabilities payable by Recipient and/or any Affiliate thereof to any third party (other than any shareholder of Recipient or any Affiliate of Recipient) directly relating to or resulting from any such action, suit or proceeding, provided, however, that Service Provider shall not settle any claim without Recipient's prior written approval, not to be unreasonably withheld, delayed or conditioned.

          (b) Recipient shall, at its expense, defend any action, suit or proceeding brought by any party against Service Provider or any Affiliate thereof, to the extent it results from breach of a representation or warranty by Recipient under Section 3.2 above and Recipient shall indemnify and hold Service Provider and/or any Affiliate thereof harmless from and against all damages, costs, expenses (including, but not limited to, attorneys' fees), obligations or liabilities payable by Service Provider and/or any Affiliate thereof to any third party (other than any Affiliate of Service Provider) directly relating to or resulting from any such action, suit or proceeding, provided, however, that Recipient shall not settle any claim without Service Provider's prior written approval, not to be unreasonably withheld, delayed or conditioned.

               (c)(i) If, and to the extent that, the Company, Recipient, any other Operating Entity, any stockholder of the Company, any equity holder of Recipient or any other Operating Entity, or any other Person brings any Action against Service Provider (or any of its officers, directors, agents, shareholders, members, partners, Affiliates or Subsidiaries) seeking any Damages or injunctive or other equitable relief based on, arising out of or relating to any breach or alleged breach of any fiduciary or other duty based on any action or inaction which is permitted by or taken or not taken in reliance on the provisions of Article THIRD of the Certificate of Incorporation, Recipient shall indemnify and hold such Persons harmless from and against all Damages arising out of or in connection with any such Action. The right to indemnification conferred herein shall include the right to be paid by Recipient an Advancement of Expenses. Neither Service Provider nor any other Person entitled to indemnification under this
     Section 3.5(c) shall be required, as a condition to any such Advancement of Expenses, be required to deliver to Recipient any Undertaking. The rights to indemnification and to the Advancement of Expenses conferred herein shall inure to the benefit of the indemnitee's successors, assigns, heirs, executors and administrators.

               (ii) If a claim for indemnification under this Section 3.5(c) is not paid in full by Recipient within sixty (60) days after a written claim has been received by Recipient, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against Recipient to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by Recipient to recover an Advancement of Expenses, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or brought by Recipient to recover an Advancement of Expenses pursuant, the burden of proving that the indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, under this Section 3.5(c) or otherwise, shall be on Recipient.

               (iii) The rights to indemnification and to the Advancement of Expenses conferred in this Section 3.5(c) shall not be exclusive of any other right which any person may have or hereafter acquire by any statute, the Certificate of Incorporation, the Company's By-laws, or any agreement, vote of stockholders or other equity holders, disinterested directors or otherwise.

     3.6  Indemnification Procedures.  The indemnified party shall (i) give
          --------------------------
the indemnifying party prompt written notice of such action, or proceeding (and in no event more than seven (7) Business Days following the indemnified party's receipt of notice of such suit, action or proceeding), (ii) at the indemnifying party's request and expense, permit the indemnifying party, through its counsel, to defend such claim or suit, and (iii) give the indemnifying party reasonable information, assistance and authority to do so. To the extent the indemnified party fails to provide notice as required above and such failure hinders the indemnifying party's ability to perform its indemnification obligations set forth in Section 3.5, then such indemnification obligations shall be waived to an extent commensurate with the hindrance caused by such delay in notification or failure to notify. The indemnifying party shall have exclusive control of the defense if it elects to defend any such suit, including appeals, negotiations and the right to effect a settlement or compromise thereof (provided that, as a condition to any such settlement or compromise, the indemnified party shall not incur any liability or obligation). The indemnified party may be represented by counsel at its own expense in any action being defended by the indemnifying party. Notwithstanding anything to the contrary contained in the foregoing, in the event Service Provider is the indemnified party with respect to any intellectual property claim, Service Provider shall have the right to exclusive control of the defense, at Recipient's reasonable cost and expense, if it elects to defend any such suit, including appeals, negotiations and the right to effect a settlement or compromise thereof; provided, however that Recipient shall have the right to participate in settlement negotiations, if any, and shall have the right to approve such settlement, which shall not be unreasonably withheld, delayed or conditioned. Recipient shall reimburse Service Provider for all of Service Provider's reasonable costs and expenses in connection with such defense and for any damages or other liability in connection therewith, including any settlement obligations.

4.   CONFIDENTIALITY.

     4.1  Restriction on Use.  Each party shall treat as confidential all
          ------------------
Confidential Information of the other party and shall use such Confidential Information only to the extent necessary (a) to allow Recipient to provide Recipient Interactive Services as contemplated under this Agreement or (b) as permitted under the AOL License. Neither party shall disclose any such Confidential Information to any third party except as may be reasonably required in connection with the use of Licensed Products or Documentation pursuant to this Agreement or the AOL License, and in all cases subject to the Recipient entering into a written confidentiality agreement imposing obligations upon such third party that are at least as protective of such information as those set forth in this Agreement. Without limiting the foregoing, each party agrees to use at least the same degree of care with respect to the Confidential Information of the other which it uses to protect its own similarly valuable Confidential Information from unauthorized disclosure or use, but no less than a reasonable standard of care.

     4.2  Termination of Obligations.  The parties' obligations under this
          --------------------------
Section 4 shall survive any termination of this Agreement; provided, however, such obligations shall terminate (a) five (5) years after such termination with respect to Confidential Information regarding financial and marketing matters and (b) ten (10) years after such termination with respect to all other Confidential Information (except for Source Code for which such obligations shall continue as long as such Source Code is protected by the laws applicable to trade secrets or similar legal principles).

5.  TERM; TERMINATION.

    5.1   Term.  The term of this Agreement shall begin on the Effective Date
          ----
and shall terminate only as provided in Section 5.2.; provided, however, that notwithstanding the foregoing, this Agreement shall terminate automatically upon the termination of the AOL License for any reason.

     5.2  Termination for Cause.  Service Provider may terminate this
          ---------------------
Agreement effective upon notice to Recipient if (A)(i) Recipient materially breaches Recipient's obligations to make payments to Service Provider under this Agreement, including, without limitation, any indemnity payments required under Sections 3.5 or 3.6, or (ii) a Senior Executive Officer of Recipient intentionally breaches, or knowingly permits an intentional breach of, Recipient's obligations pursuant to Section 4 or, with respect only to the initial press release regarding this Agreement, pursuant to Section 7.13, and such breach results in substantial adverse consequences to Service Provider, and
(B) Recipient fails to cure such breach within ninety (90) calendar days after receipt by Recipient of written notice of such breach.

     5.3  Effect of Termination.  Notwithstanding the foregoing provisions of
          ---------------------
this Section 5, Section 1 (and any other defined term herein), Sections 3.3, 3.4, 3.5, 3.6 and 4, this Section 5.3, Section 6.1 and Section 7 shall survive any termination of this Agreement.

6. RECIPIENT BREACHES. The parties acknowledge and agree that, in the event of a threatened or actual breach of Section 4 or 7.13 or an actual breach of any other provision of this Agreement and failure to cure any such breach within thirty (30) calendar days following notice thereof from the other party, damages alone shall be an inadequate remedy, that such breach shall cause the other party great, immediate and irreparable injury and damage, and that, accordingly, each party shall be entitled to injunctive and other equitable relief, including mandatory injunctive relief and specific performance, in addition to, and not in lieu of, any remedies it may have at law or under this Agreement. Recipient further acknowledges and agrees that Service Provider shall be entitled to all damages as a remedy for such breach (except a threatened breach of Section 4) to the full extent permitted under Sections 3.4 and 3.5 above.

7.   GENERAL PROVISIONS.

     7.1  Relationship of Parties.  The parties are and shall be independent
          -----------------------
contractors. Neither party, its employees, consultants, third party contractors or agents shall be deemed under this Agreement to be the agents, employees, partners or joint venturers of the other, nor does either party have any authority to enter into any obligation on behalf of the other. Neither party shall make any express or implied representations to any third party to the contrary.

     7.2  No Use of Name or Trademarks.  Subject to Section 7.13 below and, in
          ----------------------------
the absence of the other party's prior written consent or a separate agreement between the parties hereto to the contrary, neither party shall be entitled to use the name of the other in promotional, advertising and other similar materials, it being understood that this shall not restrict either party from reference to the relationship between the parties to the extent required by law in connection with financial disclosure or similar requirements. Except as set forth in Section 4 of the AOL

License, neither party will, without the other's prior written approval of such proposed use, use the other's trademarks, service marks, trade names, logos or other commercial or product designations, for any purpose (including, but not limited to, use in connection with any products, promotions, advertisements or exhibitions).

     7.3  Assignment.  The rights and liabilities of the parties hereto shall
          ----------
bind and inure to the benefit of their respective permitted successors; provided that neither party may assign its rights or obligations under this Agreement, either in whole or in part, without the prior written consent of the other. Notwithstanding the foregoing, Recipient may direct that the services to be provided by Service Provider hereunder are to be provided for the benefit of Wholly Owned Affiliates of Recipient for so long as such entities remain Wholly-Owned Affiliates, and Service Provider may assign any of its rights and obligations hereunder to any Wholly-Owned Affiliate or Affiliates. Any attempted assignment in violation of the provisions of this Section 7.3 shall be void. For avoidance of doubt, no assignment shall relieve any party of any of its obligations under this Agreement. If Service Provider makes any assignment in accordance with this Section 7.3, then Service Provider shall contemporaneously therewith execute an unconditional guarantee for the benefit of Recipient in the form of the AOL Guarantee, adjusted only as necessary to reflect that the obligations guaranteed under such guarantee shall be the obligations of Service Provider under this Agreement.

     7.4  Governing Law.   This Agreement shall be construed and enforced in
          -------------
accordance with the laws of the State of New York, USA, but without giving effect to its laws or rules relating to conflicts of laws, the Uniform Commercial Code, or the United Nations Convention on Contracts for the International Sale of Goods. To permit the enforcement of judgments entered under this Section 7.4 and the application of judicial injunctive relief as permitted hereunder, each party consents to the jurisdiction of the courts in the place where such judgment enforcement or injunctive relief is sought. Each party waives any objection it otherwise may have to the personal jurisdiction and venue of such courts.

     7.5  Severability.  If any provision of this Agreement shall be held to be
          ------------
illegal, invalid or unenforceable, that provision of the Agreement shall be enforced to the maximum extent permissible so as to give effect to the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. In such event, the parties agree to negotiate in good faith alternate provisions to substitute for any such provisions in order to give effect, to the maximum extent permissible, the intent of any such provision.

     7.6  Notices.  All notices, requests, demands and other communications
          -------
hereunder shall be in writing in English and shall be deemed to have been duly given (except as may otherwise be specifically provided herein to the contrary):
(a) if delivered by hand or courier service which provides evidence of delivery to a party to whom said notice or other communication shall have been directed, upon such receipt, (b) if mailed by registered or certified U.S. air mail with postage prepaid, return receipt requested, on the seventh Business Day after mailing, or (c) if transmitted by telefax, on the date of transmission, (d) if delivered by e-mail on the day of dispatch, with such transmittal followed by delivery of a confirmation copy via one of the other methods set out herein.
All notices shall be addressed as set forth below or to any other address such Party shall notify to the other party in accordance with this Section 7.6:

     If to Service Provider, to:

          America Online, Inc.
          22000 AOL Way
          Dulles, Virginia 20166-9323,
          Attention: President AOL-International
          Telefax:  703-265-2502

     with a copy to:

          America Online, Inc.
          22000 AOL Way
          Dulles, Virginia 20166-9323,
          Attention: General Counsel
          Telefax: 703-265-2208

     If to Recipient, to:

          America Online Latin America, Inc.
          6600 N. Andrews Avenue, Suite 500
          Fort Lauderdale, FL 33309, USA
          Attn:  President
          Fax No.:  (954) 772-7089

     with a copy to

          America Online, Inc.
          22000 AOL Way
          Dulles, VA 20166-9323
          Attention:  General Counsel
          Fax:  703-265-2208

     and

          Finser Corporation
          550 Biltmore Way
          Suite 900
          Coral Gables, FL 33134
          Attention:  Legal Department
          Fax:  (305) 447-1389

     7.7  No Waiver.  Failure by either party to enforce any provision of this
          ---------
Agreement shall not be deemed a waiver of future enforcement of that or any other provision.

     7.8  No Rights in Third Parties.  This Agreement is made for the benefit
          --------------------------
of Service Provider and Recipient and not for the benefit of any third parties other than Operating Joint Entities and Distributors as provided herein.

     7.9  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, but which collectively shall constitute one and the same instrument.

     7.10 Headings and References.  The headings and captions used in this
          -----------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     7.11 Construction.  This Agreement has been negotiated by the parties
          ------------
and their respective counsel. This Agreement shall be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.

     7.12 Audit Rights.  Each party hereto and its representatives shall have
          ------------
the right to examine, copy and audit the books and records of the other party relating to this Agreement for purposes of verifying the timely payment of all amounts payable hereunder or the basis for any costs or fees claimed, as the case may be, upon not less than ten (10) Business Days' prior written notice, and in any event no more frequently than quarterly. In the event that any such review shall determine (a) a deficiency in an amount of such access or service fees exceeding five percent (5%) of the amount paid or (b) claims of costs or fees exceeding by five percent (5%) the actual amount owed, as the case may be, the other party shall pay the out-of-pocket expenses incurred in connection with such review, including all professional fees, and shall pay all delinquent and undisputed amounts or refund all overcharged amounts, as the case may be, within fifteen (15) Business Days of receipt of written notice thereof.

     7.13 Publicity.  Except as may be required by law or in response to an
          ---------
order of a court or governmental agency (provided, however, the discloser shall provide prompt notice thereof to the other Party and a reasonable opportunity to seek to prevent or limit such disclosure), the execution and content of this Agreement and the transactions contemplated herein shall be kept in confidence by the parties, and neither party shall make any public announcement or issue any press release relating thereto without the prior written approval of the other party and, in the case of Recipient, subject to the delivery of a complete and accurate English translation thereof to Service Provider at least three (3) Business Days prior to any such public announcement or issuance.

     7.14 Taxes.  Recipient shall be responsible for the collection of any
          -----
and all value added, consumption, sales, use or similar taxes and fees payable with respect to the performance of services or provision of Host Computer Access provided hereunder in the Territory and shall pay such collected taxes to the relevant tax authorities. Recipient shall be entitled to collect from the relevant payee or payor any such taxes owed. The following two examples illustrate, without limitation, the foregoing terms. Subscribers of the Recipient Interactive Service shall bear the cost of any relevant taxes; Recipient shall collect and pay such taxes to the relevant tax authorities. Service Provider shall bear the cost of any applicable income or withholding taxes for service fees to be paid to it by Recipient; Recipient shall collect and pay such withholding taxes to the relevant tax authorities.

     7.15  Further Assurances.  Each party shall perform all other acts and
           ------------------
execute and deliver all other documents as may be necessary to secure all necessary authorizations and approvals by this Agreement of all applicable local and U.S. governmental bodies.

     7.16  Export Controls.  Each party shall comply with all applicable
           ---------------
United States laws, regulations and executive orders relating to the export of Confidential Information and technical information and data and any other sensitive materials and with local and all other national laws and regulations relating to such information and materials, including those relating to their exportation and importation. Each party shall cooperate with the other party as reasonably requested to permit each party to comply with the laws and administrative regulations of the United States and the jurisdictions within the Territory controlling the export of commodities and technical data.

     7.17  Complete Agreement.  This Agreement, including all attachments
           ------------------
hereto which are incorporated herein by reference and all related agreements constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede and replace all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter. No amendment to or modification of this Agreement shall be binding unless in writing and signed by a duly authorized representative of both parties.

     7.18  Further Assurances.  Each party shall perform all other acts and
           ------------------
execute and deliver all other documents as may be necessary to secure all necessary authorizations and approvals of this Agreement by all applicable local and U.S. governmental bodies. In addition, if and when the Company and Recipient shall obtain the right to offer such TV Access Services and Wireless Access Services in the Territory, AOL shall negotiate with Recipient regarding such modifications to this Agreement, including the attachments hereto, as reasonably may be necessary or required to enable Recipient to provide such TV Access Services and Wireless Access Services in the Territory in a manner substantially similar to the basis on which it is providing such services in the United States.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date set forth below.

AMERICA ONLINE LATIN                           AMERICA ONLINE, INC.
                                               AMERICA, INC.


By:______________________________              By:______________________________

Name:____________________________              Name:____________________________

Title:___________________________              Title:___________________________

                              LIST OF ATTACHMENTS


Attachment A      Definitions

Attachment B      Launch Software Specifications

Attachment C      Error Correction and Virus Deletion Policies

Attachment D      Training and Technical Support

Attachment E      AOL Operating Standards

Attachment F      MFN Rates

                                 ATTACHMENT A

                                  Definitions

     As used in this Agreement, the following terms, whether in the singular or the plural, have the following meanings:

     1. "Access Services" shall mean, collectively, PC Access Services, TV Access Services and Wireless Access Services.

     2. "Action" shall have the meaning set forth in the Certificate of Incorporation.

     3. "Advancement of Expenses" shall have the meaning set forth in the Certificate of Incorporation.

     4. "Affiliate" shall mean, for purposes of this Agreement, as to any Person, any other Person that, directly or indirectly, controls, is under common control with, or is controlled by, that Person, provided neither Recipient nor any other Operating Entity shall be considered an Affiliate of AOL. For avoidance of doubt, any Person (other than Recipient and any other Operating Entity) that is controlled by the Cisneros Family shall be deemed to be an Affiliate of ODC. For purposes of this definition "control" (including, with its correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     5.   "AOL-branded" shall have the meaning set forth in the AOL License.

     6.   "AOL Guarantee" shall have the meaning set forth in the AOL License.

     7.   "AOL License" shall have the meaning set forth in the recitals hereto.

     8. "AOL Services" shall mean, initially, the Interactive Services that are PC Access Services provided worldwide, including the AOL-US Service and any other international AOL Services, under the brand name America Online(TM) and/or AOL(TM) existing as of the Effective Date or in the future and modified from time to time. From and after the date that any additional Recipient Interactive Services are provided by Recipient in accordance with the provisions hereof, the AOL License and the Certificate of Incorporation, AOL Services shall be deemed to include such additional Recipient Interactive Services provided worldwide, including the comparable AOL-US Service and any other international AOL Services, under the brand name America Online(TM) and/or AOL(TM) existing as of Launch of such additional Recipient Interactive Services or in the future and modified from time to time.

     9. "AOL Seventy-Five Percent Affiliate" means any Person in which AOL or any of its Affiliates owns, directly or indirectly through any Person or Persons, at least seventy-five percent (75%) of the equity interests.

     10. "AOL-US Service" means the principal AOL Service provided by AOL to United States residents on the date hereof, as such service shall be modified from time to time.

     11. "Business" shall mean Interactive Services that Recipient elects to pursue, including Interactive Services substantially similar to the AOL-US Service (but adapted to the local markets), in accordance with the provisions of the Related Agreements.

     12. "Board of Directors" shall have the meaning set forth in the Certificate of Incorporation.

     13. "Business Day" shall mean any day on which commercial banks are not authorized or required to close in New York, New York, USA.

     14. "Certificate of Incorporation" shall mean the Restated Certificate of Incorporation of the Company as in effect from time to time.

     15. "Cisneros Family" shall mean Ricardo Cisneros, Gustavo Cisneros and/or their lineal descendants, individually or collectively and/or any trusts for the exclusive benefit of any one or more of such persons

     16.  "Client Product" shall have the meaning set forth in the AOL License.

     17. "Communication Services" includes chat, e-mail, message boards, online transactions and other forms of online interaction.

     18. "Confidential Information" shall have the meaning set forth in the AOL License.

     19. "Content" shall mean either (i) text or (ii) multimedia information which contains one or any combination of any of the following in digital form or such other forms as may become available in the future: text, graphics, video, sound, still images, or the like.

     20. "Damages" shall have the meaning set forth in the Certificate of Incorporation.

     21. "Dependency" means any task or deliverable required of Recipient or a third party that is beyond the reasonable control of Service Provider on which the timely development and delivery of the Launch Software is dependent. Such Dependencies include timely management decisions by Recipient, Recipient's hiring a sufficient number of producers on a timely basis, timely rollout of a sufficient network infrastructure by Recipient, and the availability of and connectivity to a local third party billing processor.

     22.  "Documentation" shall have the meaning set forth in the AOL License.

     23. "Effective Date" shall have the meaning set forth in the first paragraph of this Agreement.

     24. "Error" means any mistake, problem or defect, other than a Virus, in AOL

Proprietary Object Code that (a) renders such Object Code inoperable, (b) causes such Object Code to fail to conform to any Documentation thereof in any respect,
(c) causes incorrect results in any respect, or (d) causes incorrect functions to occur in any respect.

          25. "Error Correction" means any correction of an Error provided by Service Provider to Recipient pursuant to Section 2.3(c).

          26. "Force Majeure Event" means any circumstance beyond the reasonable control of Service Provider that precludes, hinders, delays or renders impracticable the performance of any Service Provider obligation under this Agreement. Such events include wars, civil disturbances, strikes, Acts of God, floods, fire, and governmental interference.

          27. "Host Computer Access" means access to those portions of Service Provider's host computers and related software reasonably necessary to operate the Recipient Interactive Service in a manner substantially similar to the AOL-US Services.

          28. "Interactive Service(s)" shall have the meaning set forth in the Certificate of Incorporation.

          29. "Interconnect" or "Interconnection" means the electronic connection that enables the transmission of Content and other information between and among AOL Services (including the AOL-US Service and Recipient Interactive Services) as described in Section 2.5 and further permits Subscribers of the AOL Services to access such Content and other information.

          30.  "JV Affiliate" shall have the meaning set forth in the AOL
License.

          31. "Launch" shall mean the first commercial availability of an Interactive Service to potential Subscribers in the Territory or a country in the Territory, as applicable.

          32. "Launch Software" shall have the meaning set forth in Section 2.2(a).

          33. "Licensed Products" shall have the meaning set forth in the AOL License.

          34. "MFN Rates" means the lowest rates, if any, charged by AOL, Service Provider or any Affiliates of AOL to (a) any JV Affiliate or (b) any other Person, in both cases specifically excluding any AOL Seventy-Five Percent Affiliates, offering AOL Services or similar Interactive Services for services, products or materials similar to the applicable services, products or materials provided by Service Provider to Recipient pursuant to this Agreement. MFN Rates existing at the Effective Date include the rates described on Attachment F, which Attachment shall be amended by Service Provider and delivered to Recipient from time to time in order to accurately reflect and notify Recipient of any change in MFN Rates or any additional services, products or materials provided by Service Provider. Notwithstanding the foregoing, with respect to MFN Rates for any Interactive Services in addition to PC Access Services, if AOL is not providing such Interactive Services at the time of determination of such MFN Rates to (a) any JV Affiliate or (b) any other Person, in both cases specifically excluding any AOL Seventy-Five Percent Affiliates, then MFN Rates for such Interactive Services shall mean

[___________]

          35.  "MRD" shall have the meaning given in Section 2.2(d).

          36. "New AOL Developments" means those new products or services provided by Service Provider to Recipient that are required under Service Provider's standard operations and other Uniform Policies, applied equally to all JV Affiliates, which Service Provider may modify from time to time in its sole discretion.

          37. "Operating Entities" shall have the meaning set forth in the Certificate of Incorporation.

          38.  "Object Code" shall have the meaning set forth in the AOL
License.

          39. "PC Access Services" shall have the meaning set forth in the Certificate of Incorporation.

          40. "Person" shall mean an individual corporation, partnership, limited liability company, trust, unincorporated organization or other legal entity, or a governmental body, or their equivalent under applicable law.

          41. "Recipient Interactive Services" shall have the meaning set forth in the AOL License with respect to Licensee Interactive Services.

          42. "Related Agreements" shall mean the Certificate of Incorporation, AOL License and the Stockholders' Agreement of even date herewith by and among AOL, ODC and the Company.

          43. "Requested Developments" shall have the meaning given in Section 2.2(c).

          44. "Restricted Content" shall have the meaning set forth in the AOL License.

          45. "Senior Executive Officers" shall mean the Chief Executive Officer and Chief Operating Officer of a Person, each Senior Vice President and Executive Vice President of a Person, and the General Counsel of a Person, and any other management personnel of a Person with equivalent titles or decision-making authority. For purposes of this Agreement, Gustavo Cisneros, Ricardo Cisneros and Steven Bandel shall be deemed to be Senior Executive Officers of ODC.

          46.  "Service Notice" shall have the meaning given in Section 2.

          47.  "Source Code" shall have the meaning set forth in the AOL
License.

          48. "Subscriber" shall mean, as of any date of determination and with respect to any Interactive Service, any Person who has opened an account with or otherwise registered as a user of such Interactive Service.

          49. "Subsidiary" shall have the meaning set forth in the Certificate of Incorporation.

          50.  "Technical Support" means the technical support set forth in
Section 2.3 to be provided by Service Provider to Recipient.

          51. "Term" shall mean the period of time that this Agreement is in effect, as set forth in Section 5.1.

          52.  "Territory" shall have the meaning set forth in the AOL License.

          53. "Third Party Products" shall have the meaning set forth in the AOL License.

          54. "Training" means the training to be provided by Service Provider to Recipient for the sole purpose of enabling Recipient to launch, operate, provide, market and manage or administer Recipient Interactive Services as contemplated herein.

          55. "Trainee" means an employee of Recipient, or its respective Affiliates, who is reasonably proficient in the English language, possesses strong computer literacy and skills, and is well versed in the technical aspects of Interactive Services.

          56. "TV Access Services" shall have the meaning set forth in the Certificate of Incorporation.

          57. "Undertaking" shall have the meaning set forth in the Certificate of Incorporation.

          58. "Uniform Policies" shall have the meaning set forth in the AOL License.

          59. "Virus" means any computer code intentionally designed to disrupt, disable, harm, or otherwise impede in any manner, including aesthetical disruptions or distortions, the operation of a computer program, or any other associated software, firmware, hardware, or computer system (including local area or wide-area networks), in a manner not intended by its creator(s).

          60. "Virus Deletion" means any deletion of a Virus performed by Service Provider pursuant to Section 2.3(c).

          61. "Wholly-Owned Affiliate" shall mean with respect to any Person any other Person which is directly or indirectly wholly owned by such Person, directly or indirectly wholly owns such Person or is directly or indirectly wholly owned by the same Person as such Person, with such ownership to mean possession of both 100% of the equity interest and 100% of the voting interest, except for directors' qualifying shares, if any. Any Person which is directly or indirectly wholly owned by the Cisneros Family shall be a Wholly-Owned Affiliate of ODC.

          62. "Wireless Access Services" shall have the meaning set forth in the Certificate of Incorporation.

                                 ATTACHMENT B

                              PC Access Services
                        Launch Software Specifications

Subject to the terms and conditions of this Agreement, the Launch Software:

 .  [*]

 .  [*]

 .  [*]

 .  [*]

 .  [*]

 .  [*]

 .  [*]

 .  [*]

 .  [*]

 .  [*]

 .  [*]

 .  [*]

 .  [*]

 .  [*]

 .  [*]

 .  [*]

 .  [*]

 .  [*]

 .  [*]

 .  [*]

 .  [*]

 .  [*]

 .  [*]

 .  [*]

Subject to the terms and conditions of this Agreement, post-Launch, the Launch
Software:

 .  [*]

 .  [*]

                                 ATTACHMENT C

                 Error Correction and Virus Deletion Policies

1.   Error Correction Policy.

     1.1  Reporting Errors. Recipient shall report Errors to Service Provider by
          ----------------
electronically posting Errors in Service Provider's Problem Tracking Database (Vantive) for consideration and resolution. When reporting an Error, Recipient shall provide Service Provider with at least the following information:

          (a)  [*]

          (b)  [*]

          (c)  [*]

     1.2  Error Severity Levels.  Service Provider shall assign all replicable
          ---------------------
Errors a severity level as follows:

          (a)  [*]

          (b)  [*]

          (c)  [*]

Depending on the severity level of an Error, Service Provider shall use commercially reasonable efforts to correct such Error within its standard, U.S. and worldwide time periods. As part of Service Provider's amendments from time to time of the AOL Error Correction Policy, Service Provider shall have the right to revise program code, program specifications, design, Documentation, messages, error messages, and operating procedures applicable to all JV Affiliates.

2.   Virus Deletion Policy.

     2.1  Reporting Viruses. Recipient shall report Viruses to Service Provider
          -----------------
by electronically posting Viruses in Service Provider's Problem Tracking Database (Vantive) for consideration and resolution. When reporting a Virus, Recipient shall provide Service Provider with at least the following information:

          (a)  a description of the Virus;

          (b) Virus documentation, if available, including all dumps, traces, error messages, logs, and screen prints required to evaluate the Virus; and

          (c) a description of the tools or procedures used to detect the Virus.

     2.2  Deleting Viruses.  Service Provider shall use commercially reasonable
          ----------------
efforts to
delete any such Virus with the same priority and level of effort that Service Provider or AOL uses for similar Viruses for AOL-US Services and all other AOL Services. As part of Service Provider's amendments from time to time of the AOL Virus Deletion Policy, Service Provider shall have the right to revise program code, program specifications, design, Documentation, messages, error messages, and operating procedures applicable to all JV Affiliates.

                                 ATTACHMENT D

                         Training and Technical Support

1.   Training.

     1.1  General.
          -------

          (a)  Scope.  Service Provider shall provide Training at Service
               -----
Provider's offices in the USA on mutually agreed upon dates. If requested by Recipient, such Training may be videotaped for use by Recipient in the Territory to assist with the understanding of the subject matter by those individuals who attended such Training or to train those individuals who did not attend such Training. Service Provider shall provide the Training as set forth herein to Recipient only once; provided, however, that in the event Recipient requests repetitions of such Training, and the parties mutually agree, Service Provider shall provide Recipient with such repetitive Training at Recipient's expense as set forth in Section 1.3 below. The objective of the Training shall be to enable Recipient's personnel attending such Training to train Recipient's other personnel as required. All Training provided by Service Provider shall be conducted in English.

          (b)  Hiring.  Recipient shall use commercially reasonable efforts to
               ------
hire on a timely basis all individuals to be Trained by Service Provider so that Service Provider may provide the Training at the times set forth herein. Service Provider shall, at the Request of Recipient, provide Recipient with assistance in such hiring, including without limitation, providing summaries of the qualifications of trainees, reviewing the qualifications of potential trainees, and participating in the interviews of same.

          (c)  Fees; Expenses.  Recipient shall pay Service Provider for all
               --------------
Training (including any repetition of the Training) on a commercially reasonable time and materials basis at MFN Rates. Unless MFN Rates are more favorable, Recipient shall be responsible for the payment or reimbursement of all reasonable air travel, lodging, local transportation, meals, and other out-of-pocket expenses incurred by Trainees or Service Provider's trainers in connection with the Training.

     1.2  PC Access Services Pre-Launch Training.  Prior to the Launch of
          --------------------------------------
Recipient's PC Access Services, Service Provider shall provide the Training set forth in this Section 1.2. To the extent any component of Training, Documentation, or Technical Support, to be provided prior to such Launch is not an essential requirement for the successful launch of the Recipient Interactive Services, and if the parties so agree, the provision of such component may be deferred until after the Launch as mutually agreed.

          (a)  Phase 1.  The first phase of the Training ("Phase 1") shall be
               -------
provided for up to eight (8) Trainees and will last for up to two (2) weeks. Phase 1 will commence within thirty (30) calendar days after Recipient obtains the necessary computer workstations in the Territory with confirmed access to AOL host services, build tools and the online production and test system. Phase 1 shall cover the following topics:

               (i)     [*]

               (ii)    [*]

               (iii)   [*]

                       .  [*]

                       .  [*]

                       .  [*]

                       .  [*]

               (iv)    [*]

               (v)     [*]

                       .  [*]

                       .  [*]

                       .  [*]

                       .  [*]

                       .  [*]

          (b)  Phase 2.  The second phase of the Training ("Phase 2") shall be
               -------
provided for up to three (3) Trainees who have mastered the skills taught in Phase 1, will last for up to two (2) weeks, and may be conducted with trainees from other countries. Phase 2 will commence within ninety (90) calendar days after the end of Phase 1. Phase 2 shall cover the following topics:

               (i)     [*]

               (ii)    [*]

               (iii)   [*]

               (iv)    [*]

               (v)     [*]

          (c)  Phase 3.  The third phase of the Training ("Phase 3") shall be
               -------
provided for up to three (3) Trainees who have mastered the skills taught in Phases 1 and 2, will last for two (2) weeks, and may be conducted with trainees from other countries. Phase 3 will commence within ninety (90) calendar days after the Launch. Phase 3 shall cover the following topics:

               (i)     [*]

               (ii)    [*]

               (iii)   [*]

               (iv)    [*]

               (v)     [*]

               (vi)    [*]

          (d)  Management Information System (MIS) Training.  Service Provider
               --------------------------------------------
shall provide up to fifteen (15) members of Recipient's staff who are reasonably proficient in English with two (2) sessions, each lasting up to three (3) days with AOL MIS personnel that will cover all relevant aspects of AOL-US Services MIS know-how. The topics covered in such sessions shall include, but shall not be limited to:

               (i)     [*]

               (ii)    [*]

The first Training session will occur as soon as possible after the Recipient hires the necessary MIS employees. The second Training session will occur within sixty (60) calendar days before the Launch.

          (e)  Marketing Training.  Service Provider shall provide up to four
               ------------------
(4) members of Recipient's marketing staff who are reasonably proficient in English with two (2) sessions, each lasting up to three (3) days, with AOL marketing personnel that will cover all relevant aspects of AOL-US Services marketing know-how. The first Training session will occur as soon as possible after the Recipient hires the necessary marketing employees.

          (f)  Business Development Training.  Service Provider shall provide
               -----------------------------
up to four (4) members of Recipient's information provider business development staff who are reasonably proficient in English with two (2) sessions, each lasting up to three (3) days, with AOL information provider business development personnel that will cover all relevant aspects of AOL information provider relationship and business development know-how. The first Training session will occur as soon as possible after the Recipient hires the necessary business development employees. The second Training session will occur within six (6) months before the reasonably estimated Launch.

          (g)  Subscriber Support Training.  Service Provider shall provide up
               ---------------------------
to eight (8) members of Recipient's Subscriber support staff, who are reasonably proficient in English and are the managers or supervisors of principal roles, with training lasting up to ten (10) days with AOL Subscriber support personnel (depending on the person's role). Such sessions will cover all relevant aspects of AOL Subscriber support know-how for that role. This Training session will occur as soon as possible after the Recipient hires such managers of Recipient's

Subscriber support.

          (h) Public Relations Training.  Service Provider shall provide up to
              -------------------------
three (3) members of Recipient's public relations staff who are reasonably proficient in English with one (1) session, which will last one (1) day, with AOL Corporate Communications personnel that will cover all relevant aspects of AOL public relations know-how. The Training session will occur as soon as possible after the Recipient hires the necessary public relations employees.

          (i) Finance, Accounting, and Business Planning Training.  Service
              ---------------------------------------------------
Provider shall provide up to three (3) members of Recipient's finance staff who are reasonably proficient in English with two (2) sessions, each lasting up to two (2) days, with AOL finance and accounting personnel that will cover all relevant aspects of AOL finance, accounting and business planning know-how. The first Training session will occur as soon as possible after the Recipient's chief financial officer has been hired. The second Training session will occur when Recipient has enough information with which to make a pricing decision with respect to the cost to Subscribers of the Recipient Interactive Services and will be more of a working session.

          (j) Legal Training.  Service Provider shall provide Recipient's
              --------------
primary in-house personnel in charge of legal affairs or primary outside counsel, as the case may be, who shall be reasonably proficient in English, with one (1) session lasting up to two (2) weeks with AOL legal personnel that will cover all relevant AOL legal issues, procedures, and AOL Standard Forms. This Training session will occur as soon as possible after the Recipient's primary in-house personnel in charge of legal affairs or primary outside counsel, as the case may be, has been hired. Thereafter, Service Provider shall provide such in-house Recipient individual on annual basis with an AOL legal department training session, which will be held at locations to be determined by Service Provider.

     1.3  PC Access Services Post-Launch Training.  After the Launch of
          ---------------------------------------
Recipient's PC Access Services, Service Provider shall provide Training for up to three (3) Trainees that covers (a) new or changed features and functionality of the AOL-US Service and (b) the underlying architecture of the AOL-US Service. Service Provider shall offer such Training according to a schedule it shall publish at least three (3) weeks prior to such Training. Service Provider shall have the right, in its reasonable discretion, to provide such post-Launch Training by E-mail, video conferencing, or other methods should changes in technology after the Effective Date not warrant in-person Training. With respect to any repetitions of such Training required by Recipient after the Launch, Recipient shall provide such Training.

2.   Technical Support.

     2.1  General.
          -------

          (a) Scope.  Service Provider shall provide Recipient with Technical
              -----
Support (as defined below) in English as described in this Section 2.

          (b) Designated Recipient Contacts.  Recipient shall designate four
              -----------------------------
technical contacts ("Designated Contacts") who shall be the only individuals entitled to consult with Service Provider, as the case may be, to receive Technical Support. Such Designated Contacts shall have successfully completed at least Training Phases 1 and 2, and after it has been offered, Training Phase 3.

          (c) Fees; Expenses.  Service Provider shall provide all Technical
              --------------
Support to Recipient on a commercially reasonable time and materials basis at MFN Rates. Unless MFN Rates are more favorable, Recipient shall be responsible for the payment or reimbursement of all reasonable air travel, lodging, local transportation, meals, and other out-of-pocket expenses incurred by Recipient's and Service Provider's employees in connection with the Technical Support.

     2.2  PC Access Services Pre-Launch Technical Support.  Prior to the Launch
          -----------------------------------------------
of Recipient's PC Access Services, Service Provider shall provide Recipient with
(a) technical support in English that equals one (1) qualified full-time employee and (b) technologies program management in English that equals one (1) qualified full-time employee (collectively, "Technical Support"). From Service Provider's offices in the U.S.A., Service Provider shall provide such Technical Support with AOL's international support team, which shall have at least one qualified staff member who is reasonably fluent in the language of the relevant country(ies) in the Territory, via e-mail and telephone during such team's normal office hours or, in emergencies, during non-business hours, including Network and Host Operational Support and JV Assistance on a 24 hours per day, 7 days per week basis. In the event the foregoing method of providing remote Technical Support is not practical, Recipient shall send one or more Designated Contacts (as defined above) to Service Provider's offices in the U.S.A. or, upon Recipient's request with Service Provider's consent, not to be unreasonably withheld, Service Provider and AOL personnel shall travel to Recipient to provide necessary Technical Support.

     2.3  PC Access Services Post-Launch Technical Support.  After the Launch of
          ------------------------------------------------
Recipient's PC Access Services, Service Provider shall provide Recipient with Technical Support in English that equals two (2) qualified full-time employees. From Service Provider's offices in the USA, Service Provider shall provide such Technical Support with Service Provider's international support team, which shall have at least one qualified staff member whose native language is the language of the relevant country in the Territory, via e-mail and telephone during such team's normal office hours or, in emergencies, during non-business hours, including Network and Host Operational Support and JV Assistance on a 24 hours per day, 7 days per week basis. In the event the foregoing method of providing remote technical support is not practical, Recipient shall send one or more Designated Contacts (as defined in Section 2.1(b) above) to Service Provider's offices in the USA or, upon Recipient's request with Service Provider's consent, not to be unreasonably withheld, Service Provider personnel shall travel to Recipient to provide necessary Technical Support.

                                 ATTACHMENT E

                            AOL Operating Standards

1.   System Definition
     -----------------

     a.   Network Technology
          ------------------

          (i)   Modems: AOL determines the types of modems deployed.

          (ii) Routers: AOL determines the specifications of routers to be used.

          (iii) Cables: AOL determines the specifications of cable connections.

          (iv)  Interfaces: AOL determines interface combination to be utilized.

          (v) Data Concentration: AOL determines which data concentrators to be used and in what configuration.

          (vi) Network Management Systems: AOL determines which management systems are to be used to monitor the system.

     b.   Telecommunications
          ------------------

          (i)   Modem Deployment: AOL authorizes modem deployment strategies.

          (ii)  Common Carrier

                (a) Technology: AOL approves the technology for each carrier.

     c.   Host System
          -----------

          (i)   Hardware

                (a) Configuration: AOL determines configuration for running processes.

                (b) Acquisition: AOL is responsible for determining hardware to be acquired.

                (c) Location: AOL determines where hardware is to be located, subject to relocation of computers providing Host Computer Access to the Territory pursuant to Section 2.4 (c) of this Agreement.

          (ii)  Software
                --------

                (a) AOL Enhancements/Modifications: AOL determines which enhancements and modifications are to be made to the software system components.

                (b) Replication: AOL determines how many instances of a given process/server will be running at one time.

                (c) Addition: AOL determines which new software can be added to or accessed through the system.

                (d) Location: AOL determines which software is to be installed on which machine.

          (iii) Information Providers

                (a) Configuration: AOL determines the configuration for IP connections.

                (b) System Specification: AOL determines the specifications for IP Systems.

                (c) Software Modifications: AOL authorizes software modifications from IP providers (RMG).

          (iv)  System Content

                (a) Implementation - AOL determines whether content modifications are being implemented correctly.

                (b) Forms Management: AOL determines whether forms management is being implemented correctly.

          (v) Third Party Functionality: Recipient will present all requests to AOL. If the technology requires integration into the AOL Service (i.e., client or host integration), then such request must be approved by AOL. If the technology does not require such integration, then Recipient will consult with AOL, and AOL will have the right to reject any requests, in its reasonable discretion, if such request will have an adverse impact on the AOL Service.

2.   Client Software
     ---------------

     a.   Code
          ----

          (i) AOL Functionality Features: AOL determines features of client software including necessary user interface components.

          (ii)  Upgrades: AOL determines what/when upgrades are required.

          (iii) Error Correction: AOL determines error correction and fixes.

     b.   Configuration
          -------------

     c.   Code-dependent:  AOL determines client configurations that are
          --------------
required for the
software to run correctly.

     d.   Operating System:  AOL determines which operating systems are to be
           ----------------
supported.

     e.   Third Party Functionality: Recipient will present all requests to AOL.
          -------------------------
If the technology requires integration into the AOL Service (i.e., client or host integration), then such request must be approved by AOL. If the technology does not require such integration, then Recipient will consult with AOL, and AOL will have the right to reject any requests, in its reasonable discretion, if such request will have an adverse impact on the AOL Service.

3.   Procedural Areas
     ----------------

     a.   Operational Maintenance
          -----------------------

          (i) Hardware: AOL determines maintenance policies and procedures for hardware, systems software, and networks.

          (ii) Software: AOL determines maintenance policies and procedures for hardware, systems software, and networks.

          (iii) Network: AOL determines maintenance policies and procedures for hardware, systems software, and networks.

     b.   Release/Installation Scheduling
          -------------------------------

          (i) Hardware: AOL determines release/installation policies and procedures for hardware, systems software, network, client software, content and bundling.

          (ii)  QA, System Validation & Verification

     c.   Hardware: AOL determines policies and procedures for hardware,
          --------
software, and network testing.

     d.   Software: AOL determines how software is to be tested.
          --------

     e.   Network: AOL determines how network changes are to be tested.
          -------

     f.   Client: AOL determines how client changes are to be tested.
          ------

     g.   RMG: AOL determines how RMGs are to be tested.
          ---

4.   Business Systems
     ----------------

     a.   Billing data collection through output to Recipient: AOL determines
          ---------------------------------------------------
the manner of billing data collection within the AOL system and formats for outputs to payment processors.

     b.   Order data collection through output to Recipient: AOL determines the
          -------------------------------------------------
manner of order data collection within the AOL system and formats for output to designated recipients.

     c.   Statistical data collection through output to Recipient:  AOL
          -------------------------------------------------------
determines the manner of statistical data collection within the AOL system and format for output to Recipient.

5.   Reporting
     ---------

     a.   System Status:  AOL determines format for reporting system status,
          -------------
statistical reporting, and membership reporting.

6.   Support
     -------

     a.   Operations Control Center
          -------------------------

          (i) Technology: AOL determines technology to be used for Operations Control Centers.

          (ii) Notification Process: AOL determines the policies and procedures for notification, escalation and problem resolution processes.

     b.   Customer Call Center
          --------------------

          (i) Technology: AOL determines the technology to be used for the Customer Call Center.

7.   System Definition
     -----------------

     a.   Telecommunication
          -----------------

          (i)   Network Access Providers

                (a) Vendor - Recipient will submit any vendor choice decisions to AOL for consideration.

     b.   Host System
          -----------

          (i)   Software

                (a) Recipient Enhancements: Recipient will submit any enhancement request decisions to AOL for approval and, if approved, scheduling.

                (b) Recipient Bug Fixes: Recipient will submit any bug fix request decisions to AOL for consideration.

          (ii)  Information Providers

                (a) Vendor: Recipient will submit any vendor decisions to AOL for consideration.

                (b) Type of Content (not data): Recipient will submit any decisions about type of content to be provided by an IP to AOL for consideration.

          (iii) System Content

                (a) Format: Recipient will submit any decisions about changes in system content formats to AOL for consideration.

          (iv) Release/Blocking of Client Software: Recipient will submit any decisions about releasing and/or blocking of client software to AOL for consideration.

8.   Client Software
     ---------------

     a.   Code
          ----

          (i) Recipient New Features: Recipient will submit any new feature request decisions to AOL for consideration.

          (ii) Recipient Bug Fixes: Recipient will submit any bug fix request decisions to AOL for consideration.

     b.   Configuration
          -------------

          (i) INI files: Recipient will submit any decisions about changes to INI files to AOL for consideration.

9.   Management Information Processing
     ---------------------------------

     a.   Billing from data output to member:  Recipient will submit any
          ----------------------------------
decisions about billing processing and output formats to AOL for consideration.

     b.   Ordering from data output to member/fulfillment:  Recipient will
          -----------------------------------------------
submit any decisions about order processing and output formats to AOL for consideration.

     c.   Statistical processing from data output to management:  Recipient will
          -----------------------------------------------------
submit any decisions about statistical report processing and output formats to AOL for consideration.

     d.   Selection of Billing Vendor:  Recipient will submit any vendor
          ---------------------------
selection decisions for billing processing to AOL for consideration.

10.  Reporting
     ---------

     a.   Dissemination:  Recipient will submit any management report
          -------------
dissemination list decisions to AOL for consideration.

     b.   Re-formatting:  Recipient will submit any decisions on format changes
          -------------
for management reports to AOL for consideration.

11.  Support
     -------

     a.   Operations Control Center
          -------------------------

          (i) Location: Recipient will submit any decisions on location of Operations Control Centers to AOL for consideration.

     b.   Customer Call Center
          --------------------

          (i) Location: Recipient will submit any decisions on location of Customer Call Centers to AOL for consideration.

12.  End User Agreements
     -------------------

     a.   TOS:  Recipient will submit any decisions in Terms of Service
          ---
agreements to AOL for consideration.

                                 ATTACHMENT F

                                   MFN RATES

     This Attachment F identifies the MFN Rates existing on the Effective Date, which rates shall be amended by Service Provider from time to time to include additional services and/or materials hereafter provided by Service Provider (or its Affiliates) applicable to JV Affiliates (including Recipient) in accordance with the Uniform Policies or to reflect changes to the MFN Rates. These rates apply both to initial development for Launch and post-Launch maintenance.

     As a reference point, for AOL's FY99 the standard Service Provider rates (the "Standard Service Provider Rates") are either $[*]/person/month or an average hourly rate of $[*]/hour, depending upon the type of work being performed. The cost per person is a blended rate, equal to the cost to Service Provider of providing services (without any mark-up), across the total pool of full time employees performing work for the JV Affiliates. The hourly rate is the blended rate, equal to the cost to Service Provider of providing such services (without any mark-up), of all services being provided hourly. Where there is dedicated management, a [*]% management fee is also applied.

     These rates and the rates applicable to other JV Affiliates are projected to increase in the future.

1.   Host, Network and Internet Usage
There are two types of charges that relate to the costs of managing data outside of the Territory: (i) usage of Service Provider's host computer system ("AOL Host") and (ii) usage of transatlantic and U.S. data networks and the Internet.

     (i) AOL Host costs include the costs of equipment (including leases and maintenance), operations staffing (including salaries, benefits and related employee expenses), and overhead (including cables, contractors, travel expenses, supplies, training and other reasonable overhead expenses). These costs are shared among all AOL Services around the world. On a monthly basis, Service Provider will calculate the cost of the AOL Host and derive an hourly rate for host usage. This actual rate will then be applied against actual usage by Recipient to determine the monthly costs charged to Recipient. As a reference point, the rate applied in [*] of [*] was $[*]/hour. If Service Provider installs a sub-system or other portion of the AOL Host ("POD") within the Territory for the sole purpose of providing host services to Recipient, all such POD-related expenses will be paid by Recipient, including equipment (including lease expenses and maintenance), facilities (including rent, utilities, and initial build-out depreciation), staffing (including salaries, benefits, training, travel, and relocation) and local Internet connection costs.

     (ii) Transatlantic data communications costs will be charged to Recipient as agreed upon by the various network providers and Recipient. The costs, if any, of routing Recipient data communications from the termination point(s) of the transatlantic data communications facilities and the AOL Host will be charged to Recipient. The cost of Internet access by applicable Subscribers from the AOL Host will be billed to Recipient.

2.   Host and Client Development
There are two categories of development work that will be charged to Recipient:

          (i) Internationalization ensures that Licensed Products are enabled to function outside the United States, including without limitation ensuring that Licensed Products can display non-English characters and character sets commonly used outside the United States. Recipient will be charged an allocable portion of full time equivalent employees of Service Provider's performing Internationalization related to the Recipient service, after the Effective Date, at standard Service Provider Rates.

          (ii) Requested Developments: Service Provider will provide estimates in advance of charging Recipient for Requested Developments. Charges for work by Service Provider employees will be based on standard Service Provider Rates, while charges for external consultants will be based on market rates.

3.   Technology Planning and Management (TP&M)
TP&M activities include working with various Service Provider divisions (including without limitation International Product Marketing, Development, Quality Assurance, International Operations, Release Management, and Member Services) to coordinate, plan, schedule, track and provide status reports on development work related to Licensed Products and Requested Developments for Recipient. Recipient will be charged for dedicated TP&M staff resources at standard Service Provider rates.

4.   Business Systems
Service Provider's Business Systems group develops, manages, enhances and supports Licensed Products involved with subscriber billing and payment processing; subscriber usage tracking; marketing, advertising and commerce tracking and reporting; and other related features and functionality of the Licensed Products. Charges for Business Systems work by Service Provider employees will be based on standard Service Provider rates, while charges for external consultants will be based on market rates.

5.   Member Services Development
There are two categories of Member Services development work that will be charged to Recipient:

     (i) Internationalization of Licensed Products related to Member Services ensures that such products are enabled to function outside the United States, including without limitation ensuring that such products can display non-English characters and character sets commonly used outside the United States. Recipient will be charged an allocable portion of Service Provider's costs after the Effective Date associated with Internationalization of Licensed Products related to Member Services.

     (ii) Requested Developments: Service Provider will provide estimates in advance of charging Recipient for Requested Developments related to Member Services. Charges for work by Service Provider employees will be based on standard Service Provider rates, while charges for external consultants will be based on market rates.

6.   Business Systems Operations
Service Provider's Business Systems Operations group is responsible for the operation and support of Licensed Products related to Business Systems and Member Services, including without limitation customer billing processing, data integrity, reporting, bulk-mail activities, ad server and customer care systems. Charges for Business Systems Operations work by Service Provider employees will be based on standard Service Provider rates, while charges for external consultants will be based on market rates.

7.   Localization
Service Provider's Localization group creates and maintains Licensed Products translated or otherwise customized for AOL Services outside the United States ("Localization"), including without limitation the Localization of Licensed Products at the request of Recipient. Charges for Localization work by Service Provider employees will be based on standard Service Provider hourly rates.

8.   Joint Venture Assistance (JVA)
Service Provider's JVA group provides support to AOL Services outside the United States for those Licensed Products that are development tools used to develop, create, update and enhance Content for use in connection with Licensee Interactive Services. Recipient will be charged an allocable portion of Service Provider's costs associated with JVA based on standard Service Provider Rates, plus a nominal [*]-percent management fee.

9.   International Product Marketing (IPM)
Service Provider's IPM group is responsible for working with AOL Services outside the United States to research, draft and provide status reports on Marketing Requirements Documents (MRDs). Recipient will be charged an allocable portion of Service Provider's costs associated with IPM based on standard Service Provider Rates, plus a nominal [*]-percent management fee.

10.  Bundling/Marketing Extensions
Service Provider may negotiate for the extension of bundling and other marketing and subscriber acquisition agreements to the Territory for the benefit of Recipient ("Bundling/Marketing Extensions"). Recipient shall pay Service Provider a royalty for each Subscriber registration that results from such Bundling/Marketing Extensions ("Bounty"). Notwithstanding anything contained in this Agreement, the amount of each Bounty under each Bundling/Marketing Extension shall be mutually agreed by Service Provider and Recipient, and subject to approval of the holders of a majority of the Recipient's Series C Common Stock and Series C Preferred

Stock (as such terms are defined in the Certificate of Incorporation), voting together as a single class.

11.  Commerce Extensions
Service Provider may negotiate for the extension of advertising and electronic commerce agreements to the Territory for the benefit of Recipient ("Commerce Extensions"). Recipient shall pay Service Provider a royalty for each Commerce Extension ("Commission"). The amount of the Commission under each Commerce Extension shall be no less than [*] percent ([*]%). If Recipient negotiates for the extension of one of its advertising and/or electronic commerce agreements to an AOL Service outside of the Territory, then Recipient will be entitled to a commission of no less than [*] percent ([*]%).

12.  Knowledge Transfer
Service Provider will be reimbursed by Recipient for all expenses related to the transfer of Internet online business know-how to Recipient, including without limitation reasonable expenses related to travel to Recipient-designated sites for meetings, training, and related activities. Service provider will not charge Recipient for such expenses without prior expressed approval of Recipient.

13.  Other Charges
Service Provider will charge Recipient for all material expenses associated with a direct request for work by the Recipient. Such charges may include a [*] percent ([*]%) management fee if there is dedicated management. Service Provider will not charge Recipient for such expenses without prior expressed approval of Recipient.


Examples of such work include without limitation requests for:

     i) support such as public relations, legal, tax, accounting/audit, and development;

     ii)  specialized marketing or content analysis

     iii) assistance from Service Provider's International Operations or Member Services groups miscellaneous equipment

Other costs which must be transferred between global AOL Service business units include:

     i)   cross-network settlement of network costs

     ii)  the settlement of Globalnet usage

                                   EXHIBIT C

                                  CIS LICENSE

                             CIS LICENSE AGREEMENT

THIS CIS LICENSE AGREEMENT (this "Agreement"), dated as of _________ ___, 2000, is entered into by and between CompuServe Interactive Services, Inc. ("CIS" or "Licensor"), a Delaware corporation, having its principal offices at 5000 Arlington Centre Boulevard, Columbus, Ohio 43220-0212, and a wholly-owned subsidiary of America Online, Inc., a Delaware corporation ("AOL") and America Online Latin America, Inc., a Delaware Corporation (the "Company" or "Licensee"), having its principal offices at 6600 N. Andrews Avenue, Suite 500, Ft. Lauderdale, FL, USA 33309.

                                  WITNESSETH:
                                  ----------

     WHEREAS, CIS and Licensee have entered into an Online Services Agreement (the "CompuServe Online Services Agreement") pursuant to which CIS has agreed, among other undetertakings, to provide certain services to the Company and its subsidiaries necessary for the conduct by the Company of its Business (as defined herein).

     WHEREAS, pursuant to the Restated Certificate of Incorporation of the Company (as the same may be amended and restated from time to time, the "Certificate of Incorporation"), the Company is to operate and/or market and support the Business in the Territory (as defined herein) through certain operating entities wholly owned, directly or indirectly, by Licensee (individually, an "Operating Entity" and collectively, the "Operating Entities").

     WHEREAS, the Business conducted in the Territory includes the provision of CIS Services.

     WHEREAS, on the date hereof, AOL executed a guarantee (the "AOL Guarantee"), pursuant to which AOL has guaranteed, inter alia, the obligations of Licensor under this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT:
                                   ---------

1. DEFINITIONS; CONSTRUCTION. Capitalized terms used but not defined in the body of this Agreement shall have the meaning given to such terms in Attachment
A. Other capitalized terms without definition shall have the meanings given in the Certificate of Incorporation. Unless the context clearly indicates otherwise, any term defined or used in the singular will include the plural. Use of the term "include" or "including" will be construed to mean "include without limitation" or "including without limitation", as applicable.

2.   GRANT OF RIGHTS.

     2.1  License Grant.  Subject to the terms and conditions of this Agreement
          -------------
and Certificate of Incorporation, Licensor hereby grants to Licensee an exclusive (with respect to PC Access Services), and a non-exclusive (except as provided in Section 2.9 below) with respect to Internet Portal Services, but subject to termination of exclusivity pursuant to Section 5 below, non-transferable (except as expressly provided herein) right and license within the Territory to:

          (a) implement, transmit, display, copy, perform and use the Licensed Products for the sole purpose of, and as necessary for, enabling Licensee to Launch, operate, provide, manage and administer Licensee Interactive Services in the Territory as contemplated herein,

          (b) sublicense the Client Product to Subscribers pursuant and subject to the terms and conditions set forth in the subscriber agreements which are part of the CIS Standard Forms to be used by Licensee pursuant to Section 3.3 below,

          (c) access, display and grant to Subscribers (with respect to PC Access Services) and to users of Licensee's Internet Portal Services the right to access Content through Licensee Interactive Services, including CIS Services Content and other Content, but excluding Restricted Content,

          (d) market and distribute the Client Product to potential Subscribers in the Territory directly and through authorized third parties that so market and distribute on Licensee's behalf,

          (e) use Licensor's Confidential Information and Licensed Products only to the extent necessary (i) to allow Licensee to Launch, provide, manage, administer and market Licensee Interactive Services in the Territory, (ii) to allow Licensee to develop, create, procure, market, transmit, maintain, enhance, manage and administer Content for use in connection with Licensee Interactive Services, and (iii) to allow Content providers to develop, create, transmit, procure, market, maintain, enhance, manage and administer Content pursuant and subject to the terms and conditions set forth in the Content provider agreements which are part of the CIS Standard Forms to be used by Licensee pursuant to
Section 3.3 below,

          (f) use Licensor's training and technical support for the sole purpose of enabling Licensee to Launch, operate, provide and manage, and administer Licensee Interactive Services as contemplated herein, and

          (g) translate and modify online forms included within the Licensed Products as reasonably necessary to conform such forms to the local languages, laws and business practices of the Territory.

All of the foregoing rights are granted solely in connection with the Launch, operation, provision, management and administration of Licensee Interactive Services during the Term.

     2.2  Third Party Products.  Subject to the terms and conditions of this
          --------------------
Agreement, Licensor grants to Licensee the same license rights in respect of Third Party Products that

Licensor has granted in respect of the Licensed Products in Section 2.1, but only to the extent that Licensor is permitted to grant such license rights to Licensee and subject to the payment of applicable third-party royalties or fees, if any, as specified in this Section 2.2. All of the foregoing rights are granted solely in connection with the Launch, operation, provision, management and administration of Licensee Interactive Services during the Term. Licensor shall sublicense to Licensee all of such license rights to Third Party Products to the extent Licensor has such rights as of the Effective Date and thereafter during the Term to the extent Licensor has such rights and to the extent that Licensor has licensed, offered to license or otherwise made available such Third Party Products to other JV Affiliates consistent with CIS' Uniform Policies. Licensor shall use commercially reasonable efforts to obtain from third parties the best overall terms for such licenses, which may include royalty bearing licenses as provided in this Section 2.2, to permit Licensee to use all other Third Party Products. Licensee shall reasonably assist Licensor in obtaining such licenses and shall execute any required license agreements if so requested by Licensor. In the event Licensor's efforts to obtain from a third party appropriate licenses to permit Licensee to use a Third Party Product are unsuccessful, Licensor shall use commercially reasonable efforts, at Licensee's expense but in Licensor's reasonable discretion, either (a) to obtain from another third party license rights to reasonably similar software that may be substituted for the unavailable Third Party Product or (b) to develop a commercially reasonable workaround for the unavailable Third Party Product during the period of its unavailability. Licensee acknowledges and agrees that prior to the exercise of any of the rights specified in this Section 2.2, the exercise of which require that Licensee obtain license rights directly from the owners of Third Party Products, Licensee shall, with Licensor's commercially reasonable assistance, first have obtained all necessary license rights from the owners of Third Party Products to use such products. For the avoidance of doubt, Licensor's obligation to assist Licensee in obtaining such license rights shall not oblige Licensor to pay any royalties, fees or other consideration for such rights, or otherwise to provide financial assistance of any sort to Licensee. Notwithstanding any other provision of this Agreement, Licensee shall have no obligation to license or use any Third Party Product for which Licensee is required to pay any expense, royalty or fee if other JV Affiliates are not required to use such Third Party Product pursuant to CIS' Uniform Policies consistently applied to all JV Affiliates. Licensee must, however, accept any license and pay any royalties required for use of Third Party Products which are Requested Developments or New CIS Developments.

          (a)  Licensee Payments for Third Party Products.  Subject to Section
               ------------------------------------------
2.2(b), Licensee shall pay Third Party Product fees and royalties under the following circumstances: (i) the licensor of a Third Party Product demands a payment to expand the scope of the existing license grant to permit Licensee to use the Third Party Product, e.g., to expand existing geographic or usage restrictions; or (ii) (x) CIS' license agreement with the licensor of the Third Party Product contains a per host computer charge, per client charge, usage charge or other charge or fee based upon the nature of the use thereof, and (y) CIS has dedicated one or more host computers to Licensee, regardless of the physical location of such computers, or Licensee's use of such Third Party Products otherwise gives rise to such per client, usage or other charge or fee. Licensor shall exercise commercially reasonable efforts to obtain for Licensee such Third Party Products at fees and royalty rates that are the lowest that can be obtained and at least as favorable as similar fees and royalty rates paid by JV Affiliates on the Effective Date or thereafter during the Term (taking into account as appropriate the level of usage and other factors that reasonably impact royalties and fees). Licensee shall also pay all costs and expenses associated with (A) translating or otherwise modifying the Third Party Product for use in the Territory; (B) modifying the Third Party Product to enable such software to be exported to the Territory; and (C) complying with any import or export control regulations of the relevant jurisdiction(s) to enable the Third Party Product to be imported into or exported to the Territory. Licensor represents and covenants that in the year preceding the Effective Date, the total of all royalties, fees and other costs and expenses attributable to existing Third Party Products for any JV Affiliate CIS Service in any country did not exceed $100,000.

          (b)  Spun-off Licensed Products.  In the event CIS and/or its Wholly-
               --------------------------
Owned Affiliates should cease to own any component of the Licensed Products, such component (i) shall, if it is a Core CIS Technology, be deemed a Licensed Product for the Term and shall not be deemed to be a Third Party Product, and
(ii) shall, if (x) it is a Peripheral CIS Technology, (y) AOL and/or such Wholly-Owned Affiliate cease to own such Peripheral CIS Technology for a bona fide business purpose (including achieving wider promulgation of technology in the marketplace, attracting qualified developers, or achieving enhanced technical capability, support, maintenance, development or training in respect of such Peripheral CIS Technology), and (z) the treatment of such Peripheral CIS Technology as a Third-Party Product would not cause Licensee, at any time during the Term, to pay greater fees or royalties (taking into account as appropriate the level of usage and other factors that reasonably impact royalties and fees) than CIS or any of its Affiliates or JV Affiliates providing CIS Services, then such Peripheral CIS Technology shall be deemed a Licensed Product for eighteen
(18) months (or such longer period as is consistent with subsection (z) above) after such Licensed Product component is no longer owned by AOL and/or its Wholly-Owned Affiliates and shall thereafter be deemed a Third Party Product. Under such circumstances, if AOL and/or any of its Wholly-Owned Affiliates elect(s) to use the technology of a third party in lieu of any component of the Peripheral CIS Technology in providing CIS-US Service, such component shall be deemed a Licensed Product for eighteen (18) months (or such longer period as is consistent with subsection (z) above) after CIS elects to use such technology and shall thereafter be deemed a Third Party Product for the purposes of this Agreement, subject to subsection (z) above.

     2.3  Documentation.  Subject to the terms and conditions of this Agreement,
          -------------
Licensor hereby grants to Licensee an exclusive (with respect to PC Access Services) and a non-exclusive (except as provided in Section 2.9 below), with respect to Internet Portal Services, but subject to termination of exclusivity pursuant to Section 5 below, non-transferable (except as provided herein) license in the Territory to use, translate into the local language(s) of the Territory, display and reproduce the Documentation relating to the Licensed Products only within the Territory and to the extent necessary to Launch, operate, provide, manage and administer the Licensee Interactive Services; provided, however that Licensee shall have no right to, and Licensee agrees not to, adapt, alter, modify or create derivative works of the Documentation other than the translation(s) contemplated above. Licensor shall provide Licensee with a list of the Documentation as soon as practicable after the Effective Date. Licensor reserves the right to amend such list from time to time to permit Licensor to make such reasonable changes as are necessary for Licensor to provide such Documentation on a consistent worldwide basis. Licensor shall provide Licensee with prior notice of such amendments to such list. All of the foregoing rights granted to Licensee are granted solely in connection with the Launch, operation, provision, management and administration of Licensee Interactive Services during the Term. Licensor shall own all right, title, and interest in the Documentation and all translations of the Documentation. Licensee will place on such copies of the Documentation an internationally recognized copyright notice and other proprietary rights legends specified by Licensor. All translated Documentation will be considered works made for hire commissioned by Licensor such that copyright ownership of such translations shall immediately vest in Licensor. If any such Documentation may not be considered works made for hire under applicable law, Licensee hereby irrevocably assigns to Licensor without further consideration all of Licensee's right, title and interest in and to such Documentation, including U.S. and foreign copyrights. Licensee shall distribute such translations only within the Territory and in connection with the Licensed Products to the extent provided above.

     2.4  CIS Services Content.  Without limiting the scope of the license set
          --------------------
forth in Section 2.1, Licensor shall provide to Licensee free of charge (subject to any applicable charges to Licensee's Subscribers) access to substantially all of the CIS-US Services Content and substantially all of the other CIS Services Content. In addition, Licensor shall provide to Licensee and to users of Licensee's Internet Portal Services access to CIS-US Services Content and other CIS Services Content in substantially the same manner they are made available to users of CIS' US-based Internet Services Portal, if any. With respect to any other CIS Services Content, Licensor shall exercise commercially reasonable efforts to obtain the rights to provide to Licensee access to such other CIS Services Content on commercially reasonable terms that are as favorable as access to such Content is made available to any other JV Affiliate. Licensee may, in the reasonable discretion of the Board of Directors, which the Board of Directors may exercise for Licensee or on behalf of an Operating Entity, prominently display its Interconnection pursuant to Section 2.5 of the CIS OLS Agreement to the CIS-US Service and the other CIS Services and minimize the number of click-throughs from the main menus of the Licensee Interactive Services necessary to access the main menus of the CIS-US Services and other CIS Services, in order to facilitate Subscribers' access to the Content on such CIS Services. In addition, upon the request of Licensee, Licensor shall provide to Licensee, free of charge, and Licensee's Subscribers, subject to any applicable charges to Licensee's Subscribers, direct access (i.e., other than through Interconnection) to substantially all of the CIS-US Services Content. The direct access to other CIS Services and to Content of the CIS-US Service, contemplated in this Section 2.4 shall be subject, among other reasonable limitations, to (a) any "referee screens" or other intermediate notices warning Subscribers that they are changing countries and different standards may therefore apply, as Licensor deems such notices reasonably necessary to accommodate local legal and cultural concerns, (b) coordination with the CIS Services and their respective Content channels to ensure that such access by the Licensee Interactive Services is technically feasible and will not result in the distribution of any Restricted Content, and (c) any technical limitations not due to Licensor's failure to meet its obligations under this Agreement or the CIS OLS Agreement, which failure is within CIS' reasonable control, precluding Interconnection or direct access, such as the inability of the Licensee Interactive Services to access and process Japanese characters.

     2.5  License Fees. (a)  Except as set forth in this Section 2.5 or as
          ------------
otherwise expressly provided herein (including Sections 2.4 and 2.6), the licenses granted in Sections 2.1, 2.2, 2.3 and 4.1 shall be royalty-free; provided, however, that to the extent that any royalty shall be deemed by applicable tax law to exist by virtue of this Agreement, Licensee will be responsible for any taxes associated therewith.

          (b) Notwithstanding the foregoing, if and to the extent that any court of competent jurisdiction shall invalidate, delete, amend, server or otherwise modify any of the provisions of (i) Clauses (c), (d), (e) or (f) of Article THIRD of the Certificate of Incorporation (or any successors thereto),
(ii) Section 6.4(c) hereof, or (iii) Section 10.2 of the stockholders' Agreement, with the result that AOL or any of its Subsidiaries or Affiliates (including, without limitation, Licensor, but excluding the Company, Licensee and each and every Operating Entity) becomes liable to the Company, Licensee, any Operating Entity or any holders of any equity interests in any of them, including, without limitation, any holders of Class A Common Stock of the Company, for, or otherwise incurs any, Damages arising out of or in connection with any action or inaction that was permitted by the provisions of Article THIRD of the Certificate of Incorporation as in effect as of the time of such action or inaction (without taking into account any such invalidation, deletion, amendment, severance or other modification), then Licensee shall be obligated to pay Licensor a royalty in respect of the licenses granted in Sections 2.1, 2.2, 2.3, 2.9, if any, and 4.1 in an amount equal, in the aggregate, to the full amount of such Damages, as the same may be incurred from time to time. Such royalty payments shall be due and payable by Licensee on the date that is thirty
(30) days after receipt of an invoice therefor from Licensor.

     2.6  License Limitations.
          -------------------

          (a)  License Exclusions.  The licenses granted pursuant to Sections
               ------------------
2.1 through 2.3 do not include, and Licensee shall have no right hereunder, under any circumstances, to receive, use or make copies of the Source Code for the Licensed Products or Third Party Products. Further, the licenses granted pursuant to Sections 2.1 through 2.3 do not include the right to, and Licensee agrees not to (i) except to the extent contemplated under Sections 2.3 and 2.1(a) herein and Section 2.2 of the CIS OLS Agreement, adapt, alter, modify, translate or create derivative works of the Licensed Products, Third Party Products, Documentation or CIS Services Content, (ii) reverse engineer, decompile, disassemble, or otherwise attempt to reconstruct the Source Code for the Licensed Products or Third Party Products or (iii) reverse engineer, reconstruct or otherwise attempt to ascertain, or adapt, alter or modify, the proprietary protocols, algorithms, internal instructions and command sets used in the operation of the Licensed Products or the Third Party Products. Licensee may exercise the license rights granted pursuant to Sections 2.1 through 2.3 and pursuant to Section 2.9, if any, only within the Territory; Licensee shall have no right or license, express or implied, to exercise any of such license rights outside the Territory.

          (b)  Restricted Content.  Licensee agrees that it is necessary,
               ------------------
inter alia, in order to observe and comply with applicable local laws and the rights of Content providers and other Persons, not to use, reproduce, market, distribute, display, perform, transmit or grant access to Restricted Content. Consistent with CIS' Uniform Policies regarding Restricted Content, in the event Licensor requests the removal of, or the restriction of access to, Restricted Content, Licensee shall cooperate, at its own expense, to effectuate the prompt removal or restriction of access to such Restricted Content and to take such other actions as Licensor may reasonably specify from time to time in order to comply with such laws, third-party rights and/or CIS' Uniform Policies consistently applied to all JV Affiliates.

          (c)  Implementation of Charges for Access to Content.  Licensee agrees
               -----------------------------------------------
to pay when due all royalties, fees and other amounts owed to any Licensee Interactive Services Content provider for Content made available on the CIS Services that would not have been due in the absence of the access to and usage of such Content by Subscribers of such CIS Services and otherwise to comply with the obligations of Licensee under any applicable agreement with the Content provider. Likewise, Licensee shall have no obligation to pay any royalties, fees or other amounts due to any Content provider to any other CIS Service. Licensor shall have the right to implement applicable hourly or other charges for access to and usage of Content of a particular CIS Service by Subscribers of other CIS Services (including the Licensee Interactive Services), so long as such charges apply equally to all CIS Services, including the CIS-US Service and Licensee Interactive Services. As of the Effective Date, however, Licensor imposes no such charges.

     2.7  Licensee Content.  Subject to the terms and conditions of this
          ----------------
Agreement and the right of Interconnection between and among CIS Services pursuant to Section 2.6 of the CIS OLS Agreement, Licensee hereby grants to CIS and its Affiliates the non-transferable (except as expressly provided herein) right to access, and to grant to Subscribers to CIS Services the right to access, via Interconnection, substantially all Content available through the Licensee Interactive Services, including Licensee Content and other Content, but excluding Restricted Content. Notwithstanding the foregoing, if Licensor implements a charge between and among CIS Services (including the Licensee Interactive Services) for access to and usage of Content of each respective CIS Service pursuant to Section 2.5(c) above, then Licensee will be entitled to receive payments to the extent that its Licensee Interactive Services' Content is accessed by Subscribers of the other CIS Services.

     2.8  Right to Sublicense.  Licensee shall, subject to the approval of the
          -------------------
Board of Directors, have the right to sublicense Licensee's rights under Sections 2.1, 2.2, 2.3 and 4.1 of this Agreement as reasonably necessary to provide Licensee Interactive Services, including the development of Content for such services and the distribution of the Client Product to Subscribers of such services and to Operating Entities that are established pursuant to the Certificate of Incorporation.

     2.9  Rights to AOL-Branded Internet Portal Services.
          ----------------------------------------------

          (a) If CIS or any of its Special Affiliates intends to offer any Internet Portal Service, then Licensee shall have the prior option, exercisable within six (6) months following notice of such intent from CIS, to offer such service in the Territory on an exclusive basis, subject to payment to CIS of [*] If Licensee elects not to offer such service in the Territory or does not exercise such option within the six-month period, then CIS shall have the right to offer such service in the Territory directly or together with a third party (on financial terms not more favorable than those offered to Licensee), [*] for the use of the CompuServe name in the Territory; provided, however, that in no event shall CIS or its Special Affiliates be entitled to use the CompuServe name as provided above in connection with a Directly Competitive Service (as defined below). For avoidance of doubt, CIS, AOL and ODC shall have the right without any first offer or other obligations to Licensee, to provide a non-AOL-branded or non-CompuServe-branded Spanish and/or Portuguese language Internet Portal Service and which is targeted to end users residing in the Territory, but neither CIS, AOL or ODC shall have the right to Interconnect such service with any AOL-branded or CompuServe-branded Access Service. A "Directly Competitive Service" shall mean an online or Internet service, that may be but need not be an Access Service, having comprehensive Content, Communications Services, features and functions comparable to the existing CIS-US Service (e.g., Yahoo and Star Media).

3.   LICENSE REQUIREMENTS.

     3.1  Proprietary Notices.  Licensee agrees not to obfuscate, remove or
          -------------------
alter any of the patent, copyright, trademark, trade secret, proprietary and other legal notices contained in, or displayed by the use of, the Licensed Products, Documentation, CIS Services Content or Third Party Products. Licensee further agrees to reproduce, in each copy of the Licensed Products, Documentation, CIS Services Content or Third Party Products that is made by Licensee, such patent, copyright, trademark, trade secret, proprietary and other legal notices that are included in the Licensed Products, Documentation or Third Party Product provided by Licensor to Licensee or as otherwise specified by Licensor.

     3.2  Translations.  For each translated Document, Licensee shall provide
          ------------
Licensor with one complete copy of such translated Document in both print and computer-readable format. Licensee shall refer only to the English language Documentation in any communication with Licensor, including receipt of technical support from Licensor.

     3.3  CIS Standard Forms.  Licensor shall provide Licensee with such
          ------------------
relevant CIS Standard Forms that should be used by Licensee in connection with the Licensee Interactive Services, including the forms identified on Attachment B hereto. Licensee shall, at its own expense, translate the CIS Standard Forms into the local language(s) applicable to the Territory. Except as specifically set forth in this Agreement, Licensee shall use all such translated CIS Standard Forms, provided that Licensee may make reasonable modifications consistent with CIS' Uniform Policies and business practices to such forms to take into account applicable business model and legal considerations in the relevant country(s) of the Territory, provided further that any such modifications shall not (i) limit, diminish or impair in any manner whatsoever Licensor's rights or the effective and timely exercise thereof, under this Agreement, or any law, treaty or convention governing industrial or intellectual property rights, trade secrets or confidential information which is the subject of this Agreement, or the performance of any obligation thereunder by either party or its Affiliates or
(ii) violate any US export control law, regulation or order. Licensee shall notify Licensor of any proposed substantive modifications Licensee makes to any CIS Standard Form and such modifications shall be subject to CIS' approval, which it may exercise in its reasonable business judgment.

     3.4  Compliance with Encryption and Export/Import Laws.  Licensor and
          -------------------------------------------------
Licensee shall comply, and Licensee shall require all Permitted Sublicensees to comply, with all of the then-current and applicable laws, rules and regulations of the United States and all jurisdictions within the Territory relating to the use of encryption technology and the import and export of technology, software and technical data, including, but not limited to, any regulations of the United States Office of Export Administration, and of any other applicable governmental agencies, and shall not export or re-export any technology, software, technical data or the direct product of such technology, software and technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

     3.5  Notification of Unauthorized Use.  If either party learns of (a) any
          --------------------------------
unauthorized use in the Territory of Licensed Products, Documentation, Third Party Products, or CIS Services Content, or (b) any CIS Services Content in the Territory that violates an applicable CIS Service Subscriber agreement or the rights of any Content provider or other Person, or is otherwise unauthorized Restricted Content, such party shall promptly inform the other party. In such an event, Licensee, at its own expense, shall take such steps as Licensor may reasonably request, to protect the rights of Licensor, Licensee, their Affiliates, and such Content providers and other Persons. Licensor, at its own expense, shall provide Licensee with commercially reasonable assistance in protecting such rights of such Persons.

     3.6  Ownership of Licensed Products and Documentation.  Subject to
          ------------------------------------------------
Licensee's express license rights under this Agreement, Licensee acknowledges and agrees that Licensor shall own all right, title, and interest, including all copyrights, trade secrets, patents, patent applications, trademarks, trademark applications, and other intellectual property and proprietary rights, throughout the world in the Licensed Products and Documentation (including the New CIS Developments and Requested Developments). Licensee agrees that it will not at any time (a) do or cause to be done any act or thing contesting or in any way impairing or intended to impair any part of such right, title and interest or
(b) represent, expressly or by implication, that it has any right, title or interest in or to any of the Licensed Products or Documentation (including the New CIS Developments and Requested Developments) other than as expressly set forth herein.

     3.7  Licensee Technology and Content.  All technology and Content developed
          -------------------------------
by Licensee or any third party on behalf of or for the benefit of Licensee that is independent and not derivative of any Licensed Product, Documentation, Third Party Products, Content from CIS Services other than Licensee Interactive Services, or other proprietary Licensor materials licensed hereunder, shall be the sole property of Licensee and neither CIS nor any of its Affiliates shall have any rights in or to such technology or Content (other than the right to Interconnect other CIS Services with the Licensee Interactive Services as expressly provided in Section 2.5 of the CIS OLS Agreement and to grant Subscribers of the CIS Services access to such Content as expressly provided herein and the CIS OLS Agreement).

4.   TRADEMARKS.

     4.1  License to CIS Marks.  Subject to the terms and conditions of this
          --------------------
Agreement, Licensor hereby grants to Licensee non-transferable (except as expressly set forth herein) limited (to the extent expressly set forth herein) license to use the CIS Marks solely for purposes of Launching, operating, providing, managing and administering in the Territory (a) CompuServe-branded PC Access Services, (b) CompuServe-branded Internet Portal Services, except to the extent provided in Section 2.9, and (c) any other Interactive Services developed or acquired by

Licensee as determined by the Board of Directors. The License granted in Clauses
(a) and (c) above shall be exclusive and the License grated in Clause (b) above shall be non-exclusive. Licensee shall not use any proposed additional CIS Mark except to the extent it is approved as a New CIS Mark as provided in and subject to Section 4.6 herein. Further, Licensee may not use any CIS Marks to the extent such use creates a substantial risk of (x) infringing a third-party's trademark or similar rights or (y) subjecting Licensee, Licensor or their respective Affiliates to claims of unfair competition, trademark dilution, passing off or other claims of any sort arising from use of a false, misleading or confusing mark.

     4.2  Licensee Marks.  Licensor acknowledges and agrees that (i) Licensee
          --------------
Marks are and shall remain the sole property of Licensee, (ii) nothing in this Agreement shall convey to Licensor any right of ownership in the Licensee Marks,
(iii) Licensor shall not now or in the future contest the validity of Licensee Marks, and (iv) Licensor shall not in any manner take any action that would impair the value of, or goodwill associated with, such Licensee Marks. Licensor acknowledges and agrees that all use of Licensee Marks shall inure to the benefit of Licensee. Licensee hereby grants to Licensor, CIS and its Affiliates a non-transferable (except as expressly set forth herein), worldwide, license to use in connection with marketing and providing the CIS Services those Licensee Marks used by Licensee in the Territory on Requested Developments ("Licensed Licensee Marks"), provided that such use of the Licensed Licensee Marks is not primarily directed towards the Territory. In addition, Licensee hereby grants to Licensor, CIS and its Affiliates a non-transferable (except as expressly set forth herein) license to use the Licensed Licensee Marks in the Territory in connection with the marketing and promotion of the Licensee Interactive Services, provided that any such use is made in consultation with Licensee and in furtherance of the Business of Licensee. Except as expressly set forth herein, such license shall be on the same terms granted by Licensor to Licensee with respect to the CIS Marks as set forth in this Section 4. The foregoing license grant shall terminate simultaneously with the termination of this Agreement. Licensor agrees to comply with such specific standards for use of the Licensed Licensee Marks as Licensee may, in its reasonable discretion, establish and modify from time to time in writing and provide to Licensor. All use by Licensor of the Licensed Licensee Marks with respect to form and appearance shall be subject to the written usage standards provided to Licensor by Licensee and the prior written approval of Licensee to be exercised in accordance with such written guidelines. Once Licensee has approved a specific use of a mark, Licensor may continue such specific use or cease and resume such
specific use without additional approvals from Licensee.   Licensor may not use
any Licensed Licensee Marks to the extent such use creates a substantial risk of
(x) infringing a third-party's trademark or similar rights or (y) subjecting Licensee, Licensor or their respective Affiliates to claims of unfair competition, trademark dilution, passing off or other claims of any sort arising from use of a false, misleading or confusing mark.

     4.3  Reservation of Rights.  Licensee acknowledges and agrees that (i) the
          ---------------------
CIS Marks are and shall remain the sole property of Licensor, (ii) nothing in this Agreement shall convey to Licensee any right of ownership in the CIS Marks;
(iii) Licensee shall not now or in the future contest the validity of the CIS Marks; and (iv) Licensee shall not in any manner take any action that would impair the value of, or goodwill associated with, such marks. Licensee acknowledges and agrees that all use of CIS Marks by Licensee shall inure to the benefit of Licensor.

     4.4  Quality Standards and Maintenance.  The parties acknowledge and agree
          ---------------------------------
that it is necessary for Licensor to maintain uniform standards governing all material facets of CIS Services in order to provide CIS Service Subscribers worldwide with high quality, cost effective and consistent levels of service, and to protect the reputation and goodwill associated with the CIS Services in the Interactive Services market. Accordingly, Licensee agrees that it shall provide goods and services offered under the CIS Marks that are as high in quality as the quality of the goods and services offered by CIS with respect to the CIS Services and related merchandise subject to reasonable variations resulting from business, legal and technical factors within the Territory. Licensee agrees to comply with such specific standards for use of the CIS Marks as Licensor may, in its reasonable discretion, establish and modify from time to time in writing and provide to Licensee. All use by Licensee of the CIS Marks with respect to form and appearance shall be subject to the written usage standards provided to Licensee by Licensor and, except to the extent provided in
Section 4.6, the prior written approval of Licensor to be exercised in accordance with such written guidelines. Once Licensor has approved a specific use of a mark, Licensee may continue such specific use or cease and resume such specific use without additional approvals from Licensor.

     4.5  Cooperation.  Licensee agrees to assist Licensor, at Licensor's
          -----------
expense (except to the extent provided in Section 4.6) and request, to the extent reasonably necessary to protect Licensor's rights in the CIS Marks. Without limiting the generality of the foregoing, at Licensor's request, Licensee shall (i) promptly provide Licensor with any trademark specimens, (ii) execute all applications for trademark registrations, assignments or other applicable documents and (iii) perform any other act reasonably necessary for Licensor to secure or maintain the CIS Marks in the Territory. Licensee hereby agrees that it will execute at Licensor's request such additional license agreements and other documents as may be necessary to carry out the purposes of this Agreement and to comply with the laws and regulations pertaining to technology or know-how transfer, licensing, and recordation in the Territory. Finally, Licensor shall consult with Licensee, as requested by Licensee, from time to time concerning Licensor's use of the CIS Marks in the Territory on goods or services unassociated with Licensee's Interactive Services and related merchandise; provided, however, that Licensee acknowledges and agrees that such consultation rights shall not grant to Licensee any right to limit, delay or otherwise hinder Licensor's desired use of the CIS Marks in the Territory on goods or services unassociated with Licensee's Interactive Services and related merchandise.

     4.6  Trademark Prosecution.  Licensor has, as of the Effective Date,
          ---------------------
registered the Core CIS Marks set forth on Attachment C in the Countries set forth on Attachment C. Licensee shall inform Licensor of any proposed additional CIS Mark Licensee desires to use in connection with the Licensee Interactive Services. Licensor shall not unreasonably withhold or delay its approval of the use of any such proposed CIS Mark. If Licensor approves such proposed CIS Mark (a "New CIS Mark"), Licensor may in its reasonable discretion seek to obtain a trade or service mark registration for such New CIS Mark in the applicable jurisdiction(s) within the Territory. Licensee shall reimburse Licensor for all costs, fees, and expenses incurred in seeking to obtain New CIS Mark registrations in the Territory. Licensor shall take steps, in its reasonable discretion, to protect the CIS Marks within the Territory, including filing trademark applications. With respect to a Licensee Mark, Licensee may, in its reasonable discretion, seek to obtain at its own expense trade or service mark registration for such mark, as the case may be, within the relevant country(s) of the Territory.

     4.7  Domain Names.  Subject to this Section 4, Licensee shall have the
          ------------
right and license to use, on a royalty-free basis, to the extent available under applicable law and national domain registries, applicable CIS Marks as universal resource locators, domain names, sub-domain names, newsgroup names and other similar or related identifiers for Internet uses ("CIS Domain Names"). CIS Domain names within the Territory registered by CIS as of the Effective Date are identified in Attachment D and Licensee hereby acknowledges that CIS has not otherwise registered any other domain names in the Territory. Licensee shall pay any filing, maintenance, administrative or other fees associated with establishing and preserving the CIS Domain Names in the Territory. Licensee shall inform Licensor of proposed new CIS Domain Names Licensee desires to use in connection with the Licensee Interactive Services. Licensor shall not unreasonably withhold or delay its approval of the proposed use of any such proposed CIS Domain Names. If Licensor approves such proposed CIS Domain Name (a "New CIS Domain Name"), Licensor shall seek to obtain a domain name registration, subject to availability thereof under the applicable domain name registry. Licensee shall reimburse Licensor for all costs, fees, and expenses incurred in seeking to obtain New CIS Domain Name registrations and any applicable fees or other expenses required to maintain such additional domain names. Licensor shall thereafter take steps, in its reasonable discretion, to protect registered CIS Domain Names in the Territory. Licensee shall, at its own expense, take such steps as Licensor and its Affiliates may reasonably request to assist Licensor in protecting Licensor's, CIS' and Licensee's rights in CIS Domain Names. Licensee acknowledges and agrees that (i) the CIS Domain Names and New CIS Domain Names are and shall remain the sole property of Licensor; (ii) nothing in this Agreement shall convey to Licensee any right of ownership in the CIS Domain Names; and (iii) all use of CIS Domain Names and New CIS Domain Names by Licensee shall inure to the benefit of Licensor.

     4.8  Notification of Unauthorized Use.  Each party agrees to notify the
          --------------------------------
other party of any unauthorized use of the CIS Marks, Licensed Licensee Marks, CIS Domain Names, or New CIS Domain Names by third parties promptly as such use shall come to such notifying party's attention. Licensor shall initially have the sole right and discretion to bring proceedings alleging infringement of CIS Marks, CIS Domain Names, or New CIS Domain Names or unfair competition against such third parties ("Offensive Proceedings") and to defend proceedings brought or threatened against Licensor or Licensee based on use of CIS Marks, CIS Domain Names, or New CIS Domain Names. Licensee shall take such steps as Licensor and its Affiliates may reasonably request, at Licensee's expense, to assist Licensor in protecting Licensor's, CIS' and Licensee's rights in the CIS Marks, CIS Domain Names, or New CIS Domain Names. In the event that Licensor notifies Licensee in writing that Licensor elects not to prosecute an Offensive Proceeding, Licensee may request in writing that Licensor bring such proceeding, and upon such request, Licensor shall bring such proceeding, with all reasonable expenses incurred in connection therewith to be borne by Licensee.

5.   EXCLUSIVITY

     5.1  Limitations
          -----------

          (a)  Products and Content. Except as otherwise expressly provided in
               --------------------
Section 5.3, neither AOL nor Licensor shall, either directly or through any Affiliate, use itself, or grant or license to any third party the right to use, the Licensed Products, Third Party Products, Documentation or CIS Services Content for the provision of PC Access Services within the Territory.

          (b)  CIS Marks.  Except as otherwise provided in Section 5.3, neither
               ---------
AOL nor Licensor shall either directly or through any Affiliate, use itself, or grant to any third party the right to use the CIS Marks, for purposes of Launching or operating in the Territory: (a) PC Access Services and Internet Portal Services, or (b) CompuServe-branded Interactive Services other than PC Access Services, except to the extent provided in Section 2.9 hereof, or (c) any other Interactive Services developed or acquired by the Licensee as determined by the Board of Directors.

     5.2  Term.  The provisions of Section 5.1 above shall remain in effect
          ----
until either of the following occur;

          (a) With respect to Section 5.1(a) and non CompuServe-branded PC Access Services only, the non-competition covenant of Section 4.1(a)(i) of the Stockholders' Agreement terminates pursuant to its terms; or

          (b)  This Agreement terminates pursuant to Section 8.

     5.3  Exception.  Notwithstanding any provision of Section 4 and this
          ---------
Section 5:

          (a) AOL and its Affiliates (or its designee) shall have the right to use CIS Marks in the Territory to the extent that provided in and subject to
Section 2.9(a) of this Agreement. There will be no exceptions from the exclusivity provisions for "component" or worldwide deals, as to which AOL and the Company shall reach mutually agreeable terms in a timely manner in order to enable AOL and CIS "component" and worldwide deals with third parties.

          (b) Licensor and Licensee shall reach mutually agreeable terms in a timely manner to enable AOL and its Affiliates to enter into agreements with third parties pursuant to which such third parties are granted worldwide license rights in the Licensed Products (including the portions or component of the Licensed Products that enable the provision of PC Access Services) and/or in the CIS Marks; provided that neither AOL not its Affiliates shall enter into such a worldwide agreement for the purpose of with the effect of enabling any third party to Launch or operate PC Access Services in the Territory or CompuServe-branded Internet Portal Services (except to the extent provided in Section 2.9 hereof) that are targeted to residents of the Territory.

6.   REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION; LIABILITY.

     6.1  Licensor.  Licensor represents and warrants to Licensee as follows:
          --------

          (a) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of Licensor and this Agreement is a valid and binding obligation of Licensor, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity and principles of public policy.

          (b) The execution, delivery and performance by Licensor of this Agreement will not violate or conflict with the governing documents of Licensor, any applicable U.S. law or regulation, or any order, writ, judgment or decree of any court or governmental authority to which Licensor is subject, or result in a violation, breach of, or default under any contract, lease, or other agreement binding on Licensor, any of which violations, conflicts, breaches or defaults will have a material adverse effect on Licensor's ability to perform its obligations hereunder, and no consent or authorization of, or filing with or notification to, any governmental entity or other person where the failure to obtain such consent or submit such filing or notification would have a material adverse effect on Licensor's ability to perform its obligations hereunder is required for the performance by Licensor under such agreements.

          (c) At the Effective Date and thereafter during the Term, Licensor owns or controls and shall own or control the rights in and to the Licensed Products, Documentation, Third Party Products, CIS Services Content, CIS Marks and CIS Domain Names necessary to effectuate the grants of rights from Licensor to Licensee as contemplated herein.

          (d) At the Effective Date and thereafter during the Term the Licensed Products and Documentation do and shall not infringe on any U.S. copyrights. At the Effective Date, with respect to the Core CIS Marks, (A) Licensor has registered such Core CIS Marks in the countries in the Territory identified in
Section 2 of Attachment C, (B) Licensor has sought a trade or service mark registration for such Core CIS Marks in the countries in the Territory identified in Section 2 of Attachment C, but does not represent or warrant that such marks qualify for registration under applicable law, and (C) to the actual knowledge of the CIS Senior Executive Officers, without any investigation whatsoever, except for those Marks identified, and for the reasons described, in
Section 3 of Attachment C, such Core CIS Marks do not infringe the rights of any third party in the Territory and there are no claims by CIS that such Core CIS Marks are being infringed in the Territory by a third party. Notwithstanding anything to the contrary herein, all representations and warranties by Licensor with respect to intellectual and industrial property rights are set forth in Sections 6.1 (c) and (d). For the avoidance of doubt, Licensor does not make representations and warranties with respect to CIS Domain Names, except as provided in subsection (a) above.

     6.2  Licensee.  Licensee represents and warrants to Licensor as follows:
          --------

          (a) Any modification, alteration or combination thereof by Licensee of the Licensed Products, Documentation, or Third Party Product, or any work or product created by Licensor pursuant to the specification or specific order of Licensee does not infringe the copyright rights owned by a third party under the laws of the countries within the Territory or the U.S.

          (b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of Licensee and this Agreement is a valid and binding obligation of Licensee, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity and principles of public policy.

          (c) The execution, delivery and performance by Licensee of this Agreement will not violate or conflict with the governing documents of Licensee, any applicable U.S. law or regulation, or any order, writ, judgment or decree of any court or governmental authority to which Licensee is subject, or result in a violation, breach of, or default under any contract, lease, or other agreement binding on Licensee, any of which violations, conflicts, breaches or defaults will have a material adverse effect on Licensee's ability to perform its obligations hereunder, and no consent or authorization of, or filing with or notification to, any governmental entity or other person where the failure to obtain such consent or submit such filing or notification would have a material adverse effect on Licensee's ability to perform its obligations hereunder is required for the performance by Licensee under such agreements.

     6.3  [Intentionally Omitted.]

     6.4  Indemnity.

          (a) Licensor shall, at its expense, defend any action, suit or proceeding brought (other than by any shareholder of Licensee or any Affiliate thereof) against Licensee or any Affiliate thereof, to the extent it results from breach of a covenant or a representation or warranty by Licensor under
Section 6.1 above and Licensor shall indemnify and hold Licensee and any Affiliate thereof harmless from and against all damages, costs, expenses (including, but not limited to, attorneys' fees), obligations or liabilities payable by Licensee to any third party (other than any shareholder of Licensee or any Affiliate thereof) directly relating to or resulting from any such action, suit or proceeding, provided, however, that Licensor shall not settle any claim without Licensee's prior written approval, not to be unreasonably withheld, delayed or conditioned.

          (b) Licensee shall, at its expense, defend any action, suit or proceeding brought by any party against Licensor or any Affiliate thereof, to the extent it results from breach of a covenant or a representation or warranty by Licensee under Section 6.2 above and Licensee shall indemnify and hold Licensor or any Affiliate thereof harmless from and against all damages, costs, expenses (including, but not limited to, attorneys' fees), obligations or liabilities payable by Licensor to any third party (other than any Affiliate of Licensor) directly relating to or resulting from any such action, suit or proceeding, provided, however, that Licensee shall not settle any claim without Licensor's prior written approval, not to be unreasonably withheld, delayed or conditioned.

          (c) (i) If, and to the extent that, the Company, Licensee, any Operating Entity, any stockholder of the Company, any equity holder of Licensee or any Operating Entity, or any other Person brings any Action against AOL or Licensor (or any of their officers, directors, agents, shareholders, members, partners, Affiliates or Subsidiaries) seeking any Damages or injunctive or other equitable relief based on, arising out of or relating to any breach or alleged breach of any fiduciary or other duty based on any action or inaction which is permitted by the provisions of Article THIRD of the Certificate of Incorporation, Licensee shall indemnify and hold such Persons harmless from and against all Damages arising out of or in connection with any such Action. The right to indemnification conferred herein shall include the right to be paid by Licensee an Advancement of Expenses. Neither AOL, Licensor nor any other Person entitled to indemnification under this Section 6.4(c) shall be required, as a condition to any such Advancement of Expenses, be required to deliver to Licensee any Undertaking. The rights to indemnification and to the Advancement of Expenses conferred herein shall inure to the benefit of the indemnitee's successors, assigns, heirs, executors and administrators.

          (ii) If a claim for indemnification under this Section 6.4(c) is not paid in full by Licensee within sixty (60) days after a written claim has been received by Licensee, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against Licensee to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by Licensee to recover an Advancement of Expenses, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of Expenses hereunder, or brought by Licensee to recover an Advancement of Expenses, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or brought by Licensee to recover an Advancement of Expenses pursuant, the burden of proving that the indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, under this
Section 6.4(c) or otherwise, shall be on Licensee.

          (iii) The rights to indemnification and to the Advancement of Expenses conferred in this Section 6.4(c) shall not be exclusive of any other right which any person may have or hereafter acquire by any statute, the Certificate of Incorporation, the Company's By-laws, or any agreement, vote of stockholders or other equity holders, disinterested directors or otherwise.

     6.5  Alternatives.  If a Licensed Product, Documentation or component
          ------------
thereof becomes or, in Licensor's opinion, is likely to become the subject of an injunction preventing its use as contemplated herein, Licensor shall, at its expense and reasonable discretion, use commercially reasonable efforts to procure for Licensee the right to continue using the Licensed Product or Documentation, as the case may be; replace or modify the Licensed Product or Documentation, as the case may be, so that it becomes non-infringing; or delete, if technically feasible, as the case may be, the relevant Object Code or text from the Licensed Product or Documentation, respectively, so that it becomes non-infringing; provided that any such replacement or modified Licensed Product or Documentation shall provide functionality and performance that is substantially similar to the applicable Licensed Product or Documentation.

     6.6  Indemnification Procedures.  The indemnified party shall (a) give the
          --------------------------
indemnifying party prompt written notice of such action, or proceeding (and in no event more than seven (7) Business Days following the indemnified party's receipt of notice of such suit, action or proceeding), (b) at the indemnifying party's request and expense, permit the indemnifying party, through its counsel, to defend such claim or suit, and (c) give the indemnifying party reasonable information, assistance and authority to do so. To the extent the indemnified party fails to provide notice as required above and to the extent such failure hinders the indemnifying party's ability to perform its indemnification obligations set forth in Section 6.3, then such indemnification obligations shall be waived to an extent commensurate with the hindrance caused by such delay in notification or failure to notify. The indemnifying party shall have exclusive control of the defense if it elects to defend any such suit, including appeals, negotiations and the right to effect a settlement or compromise thereof (provided that, as a condition to any such settlement or compromise, the indemnified party shall not incur any liability or obligation). The indemnified party may be represented by counsel at its own expense in any action being defended by the indemnifying party. Notwithstanding anything to the contrary contained in the foregoing, in the event Licensor is the indemnified party with respect to any intellectual property claim, Licensor shall have the right to exclusive control of the defense, at Licensee's reasonable cost and expense, if it elects to defend any such suit, including appeals, negotiations and the right to effect a settlement or compromise thereof; provided, however that Licensee shall have the right to participate in settlement negotiations, if any, and shall have the right to approve such settlement, which shall not be unreasonably withheld, delayed or conditioned. Licensee shall reimburse Licensor for all of Licensor's reasonable costs and expenses in connection with such defense and for any damages or other liability in connection therewith, including any settlement obligations.

     6.7  Sole Remedy.  The foregoing provisions of this Section 6 set forth the
          -----------
exclusive rights and remedies of Licensee with respect to any infringement by any Licensed Product or Documentation.

     6.8  DISCLAIMER OF OTHER WARRANTIES.  EXCEPT AS EXPRESSLY PROVIDED IN THIS
          ------------------------------
SECTION 6, LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE LICENSED PRODUCTS, DOCUMENTATION, THIRD PARTY PRODUCTS, CIS SERVICES CONTENT, CIS MARKS, CIS DOMAIN NAMES OR OTHERWISE. LICENSOR DISCLAIMS ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     6.9  LIMITATION OF LIABILITY.  EXCEPT AS EXPRESSLY PROVIDED IN SECTION 5.4,
          -----------------------
IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL OR SPECIAL DAMAGES, LOST PROFITS, LOST SAVINGS OR ANY OTHER CONSEQUENTIAL OR SIMILAR DAMAGES, REGARDLESS OF THE FORM OF ACTION, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, RESULTING FROM BREACH OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

7.   CONFIDENTIALITY.

     7.1  Restriction on Use.  Each Party shall treat as confidential all
          ------------------
Confidential Information of the other party and shall use such Confidential Information only to the extent necessary to allow Licensee to provide Licensee Interactive Services and develop Content as contemplated under this Agreement. Neither party shall disclose any such Confidential Information to any third party except as may be reasonably required in connection with the use of Licensed Products or Documentation pursuant to this Agreement, and in all cases subject to the recipient entering into a written confidentiality agreement imposing obligations upon such third party that are at least as protective of such information as those set forth in this Agreement. Without limiting the foregoing, each party agrees to use at least the same degree of care with respect to the Confidential Information of the other which it uses to protect its own similarly valuable Confidential Information from unauthorized disclosure or use, but no less than a reasonable standard of care.

     7.2  Termination of Obligations.  The parties' obligations under this
          --------------------------
Section 7 shall survive any termination of this Agreement; provided, however, such obligations shall terminate five (5) years after such termination with respect to Confidential Information regarding solely financial or marketing matters and (b) ten (10) years after such termination with respect to all other Confidential Information (except for Source Code for which such obligations shall continue so long as such Source Code is protected by the law applicable to trade secrets or similar legal principles).

8.   TERM AND TERMINATION.

     8.1  Term.  The term of this Agreement shall begin on the Effective Date
          ----
and, except as set forth herein, terminate only as provided in Section 8.2.

     8.2  Termination by Licensor. Licensor may terminate this Agreement
          -----------------------
effective upon notice to Licensee if (1) (A)(i) Licensee materially breaches Licensee's obligations pursuant to Sections 2.1, 2.3, 2.6, 4, 9.2 or 9.3 or Licensee's obligations to make payments to Licensor under this Agreement or (ii) a Senior Executive Officer of Licensee intentionally breaches, or knowingly permits an intentional breach of, Licensee's obligations pursuant to Section 7 or, with respect only to the initial press release regarding this Agreement,
Section 9.13, and such breach results in substantial adverse consequences to Licensor, and (B) Licensee fails to cure such breach within ninety (90) calendar days after receipt by Licensee of written notice of such breach or (2) Licensee breaches in any material respect any of its obligations set forth in Section 6.4(c).

     8.3  Effect of Termination.  Notwithstanding the foregoing provisions of
          ---------------------
this Section 7, Sections 1 (and any other defined term herein), 2.5, 2.6, 3.5, 3.6, 4.3, 6.4, 6.6, 6.7, 6.8, 6.9, 7, this Section 8.3 and Sections 8.4 and 9 shall survive any termination of this Agreement. Immediately following any such termination, Licensee shall (a) return to Licensor or destroy all copies of the Licensed Products, Documentation, and all components thereof, together with all other proprietary information of Licensor in Licensee's possession or control, including any Confidential Information, and (b) make no further use of the Licensed Products, Documentation, components thereof, or any such proprietary information. In the event Licensee elects to destroy all copies of the items set forth in clause (a) above, a duly authorized officer of Licensee shall, upon completion by Licensee of such destruction, certify in writing to Licensor that Licensee has in fact performed such destruction. In no event shall either party be entitled to exercise any right of offset or similar remedy against any amounts payable to the other party under this Agreement, whether in connection with any termination of this Agreement or otherwise.

    8.4   Equitable Relief and Damages.  The parties acknowledge and agree that,
          ----------------------------
in the event of a threatened or actual breach of Section 7 or 9.13 or an actual breach of any other provision of this Agreement and failure to cure any such breach within thirty (30) calendar days following notice thereof from the other party, damages alone will be an inadequate remedy, that such breach will cause the other party great, immediate and irreparable injury and damage, and that, accordingly, each party shall be entitled to injunctive and other equitable relief, including mandatory injunctive relief and specific performance, in addition to, and not in lieu of, any remedies it may have at law or under this Agreement. The parties further acknowledge and agree that each party shall be entitled to all damages as a remedy for any such breach (except a threatened breach of Section 7 or 9.13), to the extent provided under Section 6.9 above.

9.   GENERAL PROVISIONS.

     9.1   Relationship of Parties.  The parties are and shall be independent
           -----------------------
contractors. Neither party, its employees, consultants, third party contractors or agents shall be deemed under this Agreement to be the agents, employees, partners or joint venturers of the other, nor does either party have any authority to enter into any obligation on behalf of the other. Neither party shall make any express or implied representations to any third party to the contrary.

     9.2  No Use of Name or Trademarks.  Subject to Section 9.13 below and, in
          ----------------------------
the absence of the other party's prior written consent or a separate agreement between the parties hereto to the contrary, neither party shall be entitled to use the name of the other in promotional, advertising and other similar materials, it being understood that this shall not restrict either party from referring to the relationship between the parties to the extent required by law in connection with financial disclosure or similar requirements. Except as set forth in Section 4 above, neither Party will, without the other's prior written approval of such proposed use, use the other's trademarks, service marks, trade names, logos or other commercial or product designations, for any purpose (including, but not limited to, use in connection with any products, promotions or advertisements).

     9.3  Assignment.  The rights and obligations of the parties hereto will
          ----------
bind and inure to the benefit of their respective permitted successors; provided that neither party may assign its rights or obligations, either in whole or in part, without the prior written consent of the other, except to Permitted Sublicensees as provided in Section 2.8 and to Wholly-Owned Affiliates of a party, but only for so long as such entities remain Wholly-Owned Affiliates of the assignor party. For avoidance of doubt, no assignment shall relieve any party of any of its obligations under this Agreement or AOL of any of its obligations under the AOL Guarantee. Any attempted assignment in violation of the provisions of this Section 9.3 shall be void.

     9.4  Governing Law.  This Agreement shall be construed and enforced in
          -------------
accordance with the laws of the State of New York, USA, but without giving effect to its laws or rules relating to conflicts of laws, the Uniform Commercial Code, or the United Nations Convention on Contracts for the International Sale of Goods. To permit the enforcement of judgments entered under this Agreement and the application of judicial injunctive relief as permitted hereunder, each party consents to the jurisdiction of the courts in the place where such judgment enforcement or injunctive relief is sought. Each party waives any objection it otherwise may have to the personal jurisdiction and venue of such courts.

     9.5  Severability.  If any provision of this Agreement shall be held to be
          ------------
illegal, invalid or unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to give effect to the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. In such event, the parties agree to negotiate in good faith alternate provisions to substitute for any such provisions in order to give effect, to the maximum extent permissible, the intent of any such provision.

     9.6  Notices.  All notices, requests, demands and other communications
          -------
hereunder shall be in writing in English and shall be deemed to have been duly given (except as may otherwise be specifically provided herein to the contrary):
(i) if delivered by hand or courier service which provides evidence of delivery to the party to whom said notice or other communication shall have been directed, upon such receipt, (ii) if mailed by registered or U.S. certified mail with postage prepaid, return receipt requested, on the seventh Business Day after mailing, (iii) if transmitted by telefax, on the date of transmission, or
(iv) if delivered by electronic mails on the delivery date, with such transmittal followed by delivery of a confirmation copy via one of the other methods set out herein. All notices shall be addressed as set forth below or to any other address such party shall notify to the other party in accordance with this Section 9.6:

    If to Licensor, to:

          Compuserve Interactive
          Services, Inc.
          5000 Arlington Centre Boulevard
          Columbus, OH 43220-0212
          Attn:
          Fax:

          with a copy to:

          America Online, Inc.
          22000 AOL Way
          Dulles, VA 20166
          Attention: President, AOL International
          Fax: (703) 265-2502

          and an additional copy at the same address to the attention of the AOL General Counsel with a fax number of (703) 265-2208.

    If to Licensee, to:

          America Online Latin America, Inc.
          6600 N. Andrews Avenue
          Suite 500
          Fort Lauderdale, FL 33309
          Attn: Chief Executive Officer
          Fax: (954) 772-7089

          with a copy to:

          America Online, Inc.
          22000 AOL Way
          Dulles, VA 20166
          Attention:  President, International
          Fax: (703) 265-2502

          and

          Finser Corporation
          550 Biltmore Way
          Suite 900
          Coral Gables, FL 33134
          Attention:  Legal Department
          Fax:  (305) 447-1389

    9.7   No Waiver.  Failure by either party to enforce any provision of this
          ---------
Agreement will not be deemed a waiver of future enforcement of that or any other provision.

    9.8   No Rights in Third Parties.  This Agreement is made for the benefit of
          --------------------------
Licensor and Licensee and not for the benefit of any third parties other than the Permitted Sublicensees.

    9.9   Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument.

    9.10  Headings and References.  The headings and captions used in this
          -----------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

    9.11  Construction.  This Agreement has been negotiated by the parties and
          ------------
their respective counsel. This Agreement will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.

    9.12  Audit Rights.  In the event that any of the rights granted hereunder
          ------------
shall be royalty bearing as contemplated in and subject to Section 2 other than as set forth in Section 2.5(b), or there are any incremental costs or fees claimed by Licensor with respect to Third Party Products as set forth in Section 2.2, each party hereto and its representatives shall have the right to examine, copy and audit the books and records of the other party relating to this Agreement for purposes of verifying the timely payment of all amounts payable hereunder or the basis for any costs or fees claimed, as the case may be, upon not less than thirty (30) Business Days' prior written notice, and in any event no more frequently than quarterly. In the event that any such review shall determine (a) a deficiency in an amount of such royalties exceeding five percent (5%) of the amount paid or (b) claims of costs or fees exceeding by five percent (5%) the actual amount owed, as the case may be, the other party shall pay the out-of-pocket expenses incurred in connection with such review, including all professional fees, and shall pay all delinquent and undisputed amounts or refund all overcharged amounts, as the case may be, within fifteen (15) Business Days of receipt of written notice thereof.

    9.13  Publicity.  Except as may be required by law or in response to an
          ---------
order of a court or governmental agency (provided, however, the disclosure shall provide prompt written notice thereof to the other party), the execution and content of this Agreement and the transactions contemplated herein shall be kept in confidence by the parties, and neither party shall make any public announcement or issue any press release relating thereto without the prior written approval of the other party and, in the case of Licensee, subject to the delivery of a complete and accurate English translation thereof to Licensor at least three (3) Business Days prior to any such public announcement or issuance.

    9.14  Taxes.  Licensee shall be responsible for the collection of any and
          -----
all value added, consumption, sales, use or similar taxes and fees payable with respect to the licensing, distribution or use of the Licensed Products or Documentation by Licensee in the Territory and shall pay such collected taxes to the relevant tax authorities. Licensee shall be entitled to collect from the relevant payee or payor any such taxes owed. The following two examples illustrate, without limitation, the foregoing terms. Subscribers of the Licensee Interactive Service shall bear the cost of any relevant taxes; Licensee shall collect and pay such taxes to the relevant tax authorities. Except as provided in Section 2.4, Licensor shall bear the cost of any applicable income or withholding taxes for any license fees to be paid to it by Licensee; Licensee shall collect and pay such withholding taxes to the relevant tax authorities.

    9.15  Further Assurances.  Each party shall perform all other acts and
          ------------------
execute and deliver all other documents as may be necessary to secure all necessary authorizations and approvals of this Agreement by all applicable local and U.S. governmental bodies.

    9.16  Export Controls.  Each party shall comply with all applicable United
          ---------------
States laws, regulations and executive orders relating to the exportation of the Licensed Products or Documentation and with applicable local and all other national laws and regulations relating to such Products, including those relating to their exportation and importation. Each party shall cooperate with the other party as reasonably requested to permit each party to comply with the laws and administrative regulations of the United States and the Licensee Territory controlling the export of commodities and technical data.

    9.17  Complete Agreement.  This Agreement, including all Attachments hereto
          ------------------
which are incorporated herein by reference and the Related Agreements constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede and replace all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter. No amendment to or modification of this Agreement shall be binding unless in writing and signed by a duly authorized representative of both parties.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.

COMPUSERVE INTERACTIVE                            AMERICA ONLINE LATIN
SERVICES, INC.                                    AMERICA, INC.


By:____________________________                   By:___________________________

Name:__________________________                   Name:_________________________

Title:_________________________                   Title:________________________

                              LIST OF ATTACHMENTS


Attachment A        Definitions

Attachment B        CIS Standard Forms

Attachment C        CIS Marks

Attachment D        CIS Domain Names

Attachment E        Territory

                                 ATTACHMENT A

                                  Definitions


As used in this Agreement, the following terms, whether in the singular or the plural, have the following meanings:

1. "Access Service" shall mean, collectively, PC Access Services, TV Access Services, Wireless Access Services.

2. "Action" shall have the meaning set forth in the Certificate of Incorporation.

3. "Advancement of Expenses" shall have the meaning set forth in the Certificate of Incorporation.

4. "Affiliate" shall mean, for purposes of this Agreement, as to any Person, any other Person that, directly or indirectly, controls, is under common control with, or is controlled by, that Person. For avoidance of doubt, any Person that is controlled by the Cisneros Family shall be deemed an Affiliate of ODC. For purposes of this definition "control" (including, with its correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

5. "Agreement" shall have the meaning specified in the preamble of this Agreement.

6.   "AOL" shall have the meaning specified in the preamble of this Agreement.

7.   "AOL Guarantee" shall have the meaning set forth in the recitals hereto.

8. "Audiovisual Presentation" shall mean any pictorial, graphic, video and/or audiovisual works, including any icons, screens, music and characters, utilized in, or created as a result of, execution of any Licensed Products.

9. "Board of Directors" shall mean the Board of Directors of the Company, as the same may be constituted from time-to-time.

10. "Business" shall mean Interactive Services that Licensee elects to pursue, including Interactive Services substantially similar to the CIS-US Service (but adapted to the local markets), in accordance with the provisions of the Joint Venture Agreement.

11. "Business Day" shall have the meaning set forth in the Stockholders' Agreement.

12. "Certificate of Incorporation" shall have the meaning set forth in the preamble.

13. "CIS" shall mean CompuServe Interactive Services, Inc., a Delaware corporation wholly-owned by AOL.

14. "CIS Brand Products" means "flanker" CompuServe(TM)-branded product offerings that are part of and integrated into the CIS-US Service (such as COMPUSERVE.COM and CIS Instant Message(TM)).

15.  "CIS Domain Names" shall have the meaning given in Section 4.7.

16.  "CIS License" shall have the meaning set forth in the Stockholders'
     Agreement.

17. "CIS Marks" means the Core CIS Marks, the Mixed CIS Marks and New CIS Marks, collectively.

18. "CIS OLS Agreement" shall have the meaning set forth in the Stockholders' Agreement.

19. "CIS Proprietary Object Code" shall mean all Object Code in which CIS and/or its Wholly-Owned Affiliates own on or after the Effective Date, all rights, title, and interest (including all copyright, patent, trade secret and other intellectual property rights).

20. "CIS Service(s)" shall mean the Interactive Services that are PC Access Services that CIS provides worldwide under the CompuServe(TM) brand, including the CIS-US Service and any other international CIS Services, existing as of the Effective Date or in the future and as modified from time to time.

21. "CIS Services Content" shall mean the Content available on the CIS Service that is displayed to an individual end-user by the Client Product and Server Product, and provided by CIS, a JV Affiliate or a Content provider to CIS, a JV Affiliate or their respective Affiliates, but excluding Object Code, Restricted Content, Content on the Internet (including Internet Content represented by pointers or similar icons or visual displays on the applicable CIS Service), and Content in respect of which neither CIS nor any JV Affiliate has any contractual rights or obligations.

22. "CIS-US Service" shall mean the principal CIS Service provided by CIS to United States residents on the date hereof, as such service shall be modified from time to time.

23. "CIS Standard Forms" shall mean the standard forms, policies and contracts that CIS uses in conducting the CIS-US Service, which Licensee shall translate and modify in accordance with Section 3.3 . CIS Standard Forms include the terms of service agreement(s) with Subscribers, content agreements with Content providers, and other forms, policies and contracts used by CIS in conducting the CIS-US Service.

24. "Cisneros Family" shall mean Ricardo Cisneros, Gustavo Cisneros and/or their lineal descendants, individually or collectively and/or any trusts for the exclusive benefit of any one or more of such persons.

25. "Client Product" shall mean each component of the Licensed Products that executes on one or more operating systems being used by an individual end-user. Examples of the functions provided by the Client Product include Audiovisual Presentations to the end-user and the exchange of information with the Server Product.

26. "Communication Services" includes chat, e-mail, message boards, online transactions and other forms of online interaction.

27. "Compuserve-branded" shall have the meaning set forth in Stockholders' Agreement.

28. "Confidential Information" shall mean (a) any Confidential Information as defined in the Related Agreements and (b) any information that a party indicates to the other party is, or that the other party reasonably should know is confidential, non-public business, financial or technical information, know how, trade secrets or other confidential or proprietary information (i) disclosed by one party or its Affiliates to the other pursuant to this Agreement in oral, visual, written, graphic, machine readable or other form or (ii) discovered by one party or its Affiliates only through decompilation, reverse engineering or a similar process with respect to the other party's or its Affiliates' software. Confidential Information shall include any such confidential, non-public information (x) relating to the business of a party and obtained as a result of the preparation and negotiation of this Agreement or the performance by the parties of their obligations hereunder, (y) relating to the business of a party, in each case including, but not limited to, documents and/or information regarding customers, costs, profits, markets, sales, products, product development, key personnel, pricing policies, operational methods, technology, know-how, technical processes, formulae, or plans for future development, or (z) Documentation. Notwithstanding the foregoing, Confidential Information shall not include information which:

          (A) was in the public domain at the time it was disclosed or enters the public domain without violation of this Agreement by the receiver;

          (B) was known to the receiver, without restriction, at the time of the disclosure;

          (C)  is disclosed with the prior written approval of the discloser;

          (D) was independently developed by the receiver without any use of the Confidential Information, including by employees or other agents of the receiver who have not been exposed to the Confidential Information;

          (E) becomes known to the receiver, without restriction, from a third party without breach of this Agreement by the receiver and otherwise not in violation of the discloser's rights;

          (F) is disclosed to third parties by the discloser intentionally, without restrictions similar to those contained in this Agreement; or

          (G) is disclosed in accordance with the order or requirement of a court, administrative agency, or other governmental body, provided the receiver gives prompt written notice to the discloser and a reasonable opportunity to seek a protective order or otherwise to prevent or limit the disclosure.

29. "Content" shall mean either (i) text or (ii) multimedia information which contains one or any combination of any of the following in digital form or such other forms as may become available in the future: text, graphics, video, sound, still images, or the like.

30. "Core CIS Marks" shall mean the trademarks and service marks using the CompuServe brand as set forth in Section 1 of Attachment C, as amended by Licensor from time to time to reflect Licensor's then-current marketing and branding policies and any other marks Licensor makes generally available for use by all JV Affiliates; provided, however, that any such mark set forth in Section 1 of Attachment C shall not be deleted from such list unless CIS discontinues use of such mark on a worldwide basis with respect to the CIS Services in accordance with CIS' Uniform Policies.

31. "Core CIS Technology" shall mean the portion of the Licensed Products that embodies the core functionality that is currently and in the future during the Term available on all CIS Services (e.g., chat rooms, e-mail, message boards, and Internet access), as such functionality may be modified from time to time on the CIS Services.

32. "Damages" shall have the meaning set forth in the Certificate of Incorporation.

33. "Directly Competitive Service" shall have the meaning set forth in Section 2.9(a).

34. "Documentation" (including its correlative "Document") means, at any given time, the most current version of all available manuals and other written materials, including style guides, owned at any point in time on or after the Effective Date by CIS or any of its Wholly-Owned Affiliates that relate to the Licensed Products including all materials useful for understanding and operating Object Code and machine-readable text or graphic files, and which are subject to display or printout.

35. "Effective Date" shall have the meaning set forth in the first paragraph of this Agreement.

36.  "Error Correction" shall have the meaning set forth in the CIS OLS
     Agreement.

37. "Interactive Services" shall mean the provision of Content or Communication Services which may be provided through the use of any protocols, standards, or platforms (including Internet or Internet derivative protocols, standards, and platforms) for remote access by narrowband or broadband infrastructure, including POTS, ISDN, satellite, cable, fiber optics, and hybrid CD-ROM.

38. "Interconnect" or "Interconnection" shall have the meaning given in the CIS OLS Agreement.

39. "Internet Portal Services" shall have the meaning set forth in the Certificate of Incorporation.

40. "JV Affiliate(s)" shall mean any joint venture outside of the United States in which AOL or CIS directly or indirectly owns an equity interest and whose services are Interconnected with the CIS-US Service.

41. "JV Affiliate Requested Developments" shall mean all developments by CIS or any Affiliate on behalf of or for the benefit of any JV Affiliate.

42. "Launch" shall mean the first commercial availability of an Interactive Service to potential Subscribers in the Territory or a country in the Territory, as applicable.

43.  "Launch Software" shall have the meaning set forth in the CIS OLS
     Agreement.

44. "Licensed Products" shall mean all (I) CIS Proprietary Object Code (a) deemed to be appropriate in CIS' reasonable business judgment for use in Launching, operating, providing, managing and administering Licensee Interactive Services (including Object Code for Client Product, Server Product, Core CIS Technology, applications, programming interfaces and Error Corrections); (b) embodied in the development tools to develop, create, and enhance Content for use in connection with Licensee Interactive Services; (c) that (i) is an upgrade, enhancement, or modification of an item set forth in the foregoing subsections (a) and (b), whether patentable or not, and (ii) is appropriate for use in Launching, operating, providing, managing and administering Licensee Interactive Services, or developing, creating, and enhancing Content for use in connection with Licensee Interactive Services, as the case may be; or (d) that (A) is an upgrade, enhancement, or modification to a Third Party Product created by CIS, (B) is incorporated by CIS or any Affiliate into any CIS Services, and (C) for which Licensor or any Affiliate has received all necessary rights to license to Licensee as set forth in this Agreement; (II) CIS Proprietary Object Code comprising the client and server software components of CIS Brand Products; and (III) any other Object Code deemed to be a Licensed Product under this Agreement. For the avoidance of doubt, Licensed Products include the Launch Software, New CIS Developments, Requested Developments and JV Affiliate Requested Developments. Licensed Products exclude (a) all development tools, regardless of the creator, except those set forth in subsection (I)(b) of the first sentence above, (b) Third Party Products or upgrades, enhancements, or modifications to same, except those set forth in subsection (I)(d) of the first sentence above, (c) any server software or server-based technology for CIS Brand Products, and (d) any and all products relating to the AOL Services (as defined in the AOL License), unless such products also relate to, and are used in connection with, the CIS Services, which are covered under a separate license agreement pursuant to AOL License.

45. "Licensee Interactive Services" shall mean the CompuServe(TM)-branded PC Access Services and Internet Portal Services conducted by Licensee in the Territory as such service may be expanded or modified by the Board of Directors in accordance with the Certificate of Incorporation. [As of the Effective Date, the Licensee Interactive Service offered in the Territory is essentially the CIS-US Service, with limited, if any, localization of Content and adaptation to the Territory market. Subject to the approval of the Board of Directors, as provided in this Agreement and the Certificate of Incorporation, Licensee may Launch Licensee Interactive Services substantially similar to the CIS-US Service that are localized and adapted to the Territory market.]

46. "Licensee Mark" means any trade or service mark used by Licensee in the Territory in providing Licensee Interactive Services that does not contain one or more elements of a Core CIS Mark.

47.  "Licensed Licensee Mark" shall have the meaning set forth in Section 4.2.

48. "Mixed CIS Mark" shall mean any trade or service mark that contains (a) one or more elements of a mark that is, or was at any time, a Core CIS Mark and
     (b) additional symbols, marks, or designs.

49. "New CIS Developments" shall have the meaning set forth in the CIS OLS Agreement.

50.  "New CIS Domain Name" shall have the meaning set forth in Section 4.7.

51.  "New CIS Mark" shall have the meaning set forth in Section 4.6.

52. "Object Code" shall mean (i) machine-executable programming instructions, substantially or entirely in binary form, which are intended to be directly executable by an operating system after suitable processing and linking but without the intervening steps of compilation or assembly, and (ii) other executable code (e.g. programming instructions written in procedural or interpretive languages).

53. "ODC" shall mean Riverview Media Corp., a British Virgin Islands corporation.

54.  "Offensive Proceedings" shall have the meaning set forth in Section 4.8.

55. "Operating Entity(ies)" shall have the meaning set forth in the recitals to this Agreement.

56. "PC Access Services" shall have the meaning set forth in the Certificate of Incorporation.

57. "Peripheral CIS Technology" shall mean any portion of the Licensed Products that is not a Core CIS Technology.

58. "Person" shall mean an individual, corporation, partnership, limited liability company, trust, unincorporated organization, or other legal entity, or a governmental body, or their equivalent under the applicable legal system..

59. "Related Agreements" means the Certificate of Incorporation, the Stockholders' Agreement, the CIS OLS Agreement, the AOL License, the AOL OLS Agreement, and all of the Exhibits and attachments to any thereof.

60. "Requested Developments" shall have the meaning set forth in the CIS OLS Agreement.

61. "Restricted Content" shall mean Content that, (a) if stored or displayed by, or accessible from, a Licensee Interactive Service or an CIS Service may or would violate (i) any applicable law, rule or regulation, (ii) the rights of the Content provider or other Person, or (iii) any duty or obligation of Licensor or Licensee to any Person; (b) is determined by CIS, in its sole discretion, but consistent with CIS' Uniform Policies, to be inappropriate for display; or (c) cannot be displayed due to the technical reasons which are not due to Licensor's failure to meet its obligations under this Agreement and the CIS OLS Agreement (e.g., a different operating system is required, as is the case with respect to Japan).

62. "Senior Executive Officers" shall mean the Chief Executive Officer and Chief Operating Officer of a Person, each Senior Vice President or Executive Vice President of a Person, and the General Counsel of a Person and any other management personnel of a Person with equivalent titles or decision-making authority. For purposes of this Agreement, Ricardo Cisneros, Gustavo Cisneros and Steven Bandel shall be deemed Senior Executive Officers of ODC.

63. "Server Product" shall mean the components of the Licensed Products executing on the computers acting as a host system for any CIS Services. Functions provided by the Server Product include, exchanging information with the Client Product, storing information, exchanging information with third party services via gateways, and administering such CIS Services.

64.  "Service Notice" shall have the meaning set forth in the CIS OLS Agreement.

65. "Source Code" shall mean the human-readable form of the Object Code, including comments, logic manuals, flow charts, principles of operation, and procedural language and materials for understanding, implementing, and maintaining the Object Code and source code.

66. "Special Affiliates" shall have the meaning set forth in the Stockholders' Agreement.

67. "Stockholders' Agreement" shall mean the Stockholders' Agreement, dated as of __________, 2000, by and among AOL, ODC and the Company.

68. "Subscriber" shall mean, as of any date of determination and with respect to any Interactive Service, any Person who has opened an account with or otherwise registered as a user of such Interactive Service.

69. "Term" shall mean the period of time that this Agreement is in effect, as set forth in Section 8.1.

70.  "Territory" shall mean the countries listed on Attachment E.

71. "Third Party Products" refers to computer software products licensed from third parties (other than CIS or CIS' Wholly-Owned Affiliates) and utilized by CIS in operating any CIS Services at the Effective Date or thereafter during the Term, including software products readily available in the market place pursuant to a "shrink-wrap" license or similar form license agreement. To avoid any doubt, Third Party Products shall not include Licensed Products.

72. "Uniform Policies" shall mean all CIS policies, procedures, methods of doing business and other rules or practices of any sort with respect to any subject matter generally applicable and consistently applied to all JV Affiliates. For the avoidance of doubt, not all Uniform Policies of CIS will be relevant to every JV Affiliate or lead to the same result with respect to each JV Affiliate. A CIS policy to comply with local obscenity laws may, for example, prohibit the distribution of Content on one CIS Service in one country but permit dissemination of the same Content on another CIS Service in another country.

73. "Wholly-Owned Affiliates" shall mean with respect to any Person any other Person which is directly or indirectly wholly owned by such Person, directly or indirectly wholly owns such Person or is directly or indirectly wholly owned by the same Person as such Person, with such ownership to mean possession of both 100% of the equity interest and 100% of the voting interest, except for directors' qualifying shares, if any. Any Person which is directly or indirectly wholly owned by the Cisneros Family shall be a Wholly-Owned Affiliate of ODC.

                                 ATTACHMENT B

                              CIS STANDARD FORMS


As of the Effective Date, CIS Standard Forms include the forms identified below:

1.   CIS Terms of Service Agreement

     .    Member Agreement

     .    Community Guidelines

     .    Privacy Policy

2.   CIS Marketplace Policies

3.   CIS Advertising Guidelines

4.   CIS Standard Agreements

                                 ATTACHMENT C

                                   CIS MARKS

1.   Core CIS Marks.  The Core CIS Marks licensed pursuant to this Agreement
     ---------------
are:

     CompuServe
     CompuServe & Design
     CompuServe Favorite Places
     CompuServe Filing Cabinet
     CompuServe Forum

2.   Registration Status in the Territory.  The status of registration of the
     ------------------------------------
Core CIS Marks in certain countries in the Territory is as follows:

-----------------------------------------------------------------------------------------------------------
 Country           Mark                          Classes Filed        File or Registration Date

-----------------------------------------------------------------------------------------------------------
 Argentina         [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------
                   [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------
                   [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------
                   [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Bolivia           [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Brazil            [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------
                   [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------
                   [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------
                   [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Chile             [*]                                                [*]

-----------------------------------------------------------------------------------------------------------

                   [*]                           [*]
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Country           Mark                          Classes Filed        File or Registration Date

-----------------------------------------------------------------------------------------------------------
 Colombia          [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------
                   [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------
                   [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Costa Rica        [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------
                   [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Dominican         [*]                           [*]                  [*]
 Republican

-----------------------------------------------------------------------------------------------------------
                   [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------
                   [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Ecuador           [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------
                   [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 El Salvador       [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------
                   [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------
                   [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Honduras          [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------
                   [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------
                   [*]                                                [*]

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Country           Mark                          Classes Filed        File or Registration Date

-----------------------------------------------------------------------------------------------------------
 Mexico            [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------
                   [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------
                   [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------
                   [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Nicaragua         [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Panama            [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------
                   [*]                                                [*]

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Paraguay          [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------
                   [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------
                   [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Peru              [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Uruguay           [*]                           [*]                  [*]

-----------------------------------------------------------------------------------------------------------

3.   Issues Relating to Core CIS Marks Actually Known by CIS Senior Management.
     -------------------------------------------------------------------------
As of the Effective Date, there are certain issues relating to Core AOL Marks for the reasons described below:

------------------------------------------------------------------------------------------------------------
 Country               Opposition/Action brought by          Defendant                   Status
                       AOL for use
                       of...

------------------------------------------------------------------------------------------------------------
Brazil                 [*]                                   [*]                         [*]

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 Country               Opposition/Action brought by          Defendant                   Status
                       AOL for use
                       of...

------------------------------------------------------------------------------------------------------------
                       [*]                                   [*]                         [*]

------------------------------------------------------------------------------------------------------------
                       [*]                                   [*]                         [*]


------------------------------------------------------------------------------------------------------------

                                 ATTACHMENT D

                               CIS DOMAIN NAMES


 CIS has applied for or obtained CIS Domain Names in countries in the Territory as follows:

--------------------------------------------------------------------------------------------------------------
 Country                            Domain Name                          Status of Registration

--------------------------------------------------------------------------------------------------------------
 Argentina                          [*]                                  [*]

--------------------------------------------------------------------------------------------------------------
 Brazil                             [*]                                  [*]

--------------------------------------------------------------------------------------------------------------
 Colombia                           [*]                                  [*]

--------------------------------------------------------------------------------------------------------------
 Mexico                             [*]                                  [*]

--------------------------------------------------------------------------------------------------------------
 Venezuela                          [*]                                  [*]

--------------------------------------------------------------------------------------------------------------

                                 ATTACHMENT E

                                   TERRITORY

              Anguilla                            Haiti
               Antigua                           Honduras
              Argentina                           Jamaica
                Aruba                            Martinique
               Bahamas                             Mexico
               Barbados                     Netherlands Antilles
               Barbuda                        Nevis Montserrat
                Belize                           Nicaragua
               Bolivia                             Panama
                Brazil                            Paraguay
            Caicos Islands                          Peru
            Cayman Islands                      Puerto Rico
                Chile                            St. Kitts
               Colombia                          St. Lucia
              Costa Rica                        St. Maarten
                 Cuba                            St. Martin
               Dominica                         St. Vincent
          Dominican Republic                      Suriname
               Ecuador                         The Grenadines
             El Salvador                           Tobago
            French Guiana                         Trinidad
               Grenada                         Turks Islands
              Guadeloupe                          Uruguay
              Guatemala                          Venezuela
                Guyana                         Virgin Islands

                                   EXHIBIT D

                         CIS ONLINE SERVICES AGREEMENT


THIS CIS ONLINE SERVICES AGREEMENT (this "Agreement"), dated as of_________ __, 2000 (the "Effective Date"), is entered into by and between CompuServe Interactive Services, Inc. ("CIS" or "Service Provider"), a Delaware corporation, having its principal offices at 5000 Arlington Centre Boulevard, Columbus, Ohio 43220-0212, and a wholly-owned subsidiary of America Online, Inc., a Delaware corporation ("AOL") and AOL Latin America, Inc., a Delaware corporation (the "Company" or "Recipient"), having its principal offices at 6600
N. Andrews Avenue, Suite 500, Fort Lauderdale, FL 33309.


                                  WITNESSETH:
                                  ----------

     WHEREAS, Service Provider is engaged in the business of providing Interactive Services worldwide.

     WHEREAS, the Company operates and/or markets and supports the Business in the Territory through certain operating entities owned by the Company, including Recipient.

     WHEREAS, concurrent with the execution hereof, the Company and Recipient have entered into the CIS License Agreement (the "CIS License"), pursuant to which CIS has granted to the Company certain rights and licenses for conducting the Recipient Interactive Services. In connection therewith, and pursuant to the Related Agreements, AOL has agreed to cause Service Provider to extend to the Company certain services, including technical support, training and related services pertaining to CIS Services, that are necessary to Launch and operate the Recipient Interactive Services in the Territory, all as set forth in this Agreement.

     WHEREAS, AOL has executed a guarantee (the "AOL Guarantee") for the benefit of Recipient, the Operating Entities and ODC, pursuant to which AOL has guaranteed the obligations of Service Provider hereunder.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


                                   AGREEMENT:
                                   ---------

1. DEFINITIONS; CONSTRUCTION. Capitalized terms used but not defined in the body of this Agreement shall have the meaning given to such terms in Attachment A. Other capitalized terms used without definition shall have the meanings given in the CIS License. Unless the context clearly indicates otherwise, any term defined or used in the singular shall include the plural. Use of the term "include" or "including" shall be construed to mean "include without limitation" or "including without limitation", as applicable.

2. PROVISION OF CERTAIN ONLINE SERVICES. In connection with the CIS License, and subject to the Related Agreements, Service Provider shall provide Recipient with the services described in this Section 2 in order to facilitate the operation by Recipient of the CompuServe-branded PC Access Services currently being offered in the Territory and any Launch of new CompuServe-branded PC Access Services in the Territory approved by the Board of Directors (the "New CIS Services"). If, and at such time that, the Board of Directors approves the development and Launch of one or more new Recipient Interactive Service(s) in particular country(s) in the Territory pursuant to the Certificate of Incorporation, Recipient shall notify Service Provider in writing of such approval and identify the particular country(s) in the Territory and what Recipient Interactive Services are to be provided (such notice, the "Service Notice"), and Service Provider shall commence provision of the services described in this Section 2 in such countries and/or with respect to such additional Recipient Interactive Services.

          2.1  Consistency of CIS Services.  The parties acknowledge and agree
               ---------------------------
that it is necessary for Service Provider to maintain uniform standards governing all material facets of CIS Services in order to provide subscribers worldwide with high quality, cost effective and consistent levels of service, and to protect the reputation and goodwill associated with the CIS Services in the Interactive Services market Accordingly, Service Provider shall provide Recipient with the services described herein in a manner consistent with such objectives.

          2.2  [Intentionally Omitted]

          2.3  Licensed Product Development Services.
               -------------------------------------

               (a) CIS Launch Software.  As promptly as practicable following
                   -------------------
the approval by the Board of Directors of the Recipient of the Launch of New CIS Services, and pursuant to the terms and conditions of this Agreement, Service Provider shall provide Recipient with the launch software (the "CIS Launch Software") to be used in connection with the Launch of the Recipient Interactive Service for the county(s) in the Territory identified by Recipient as aforesaid. All CIS Launch Software shall be deemed to be components of the Licensed Products. Recipient shall have the same license rights to the CIS Launch Software as those rights granted to Recipient in Section 2 of the CIS License with respect to the Licensed Products. Recipient shall pay Service Provider for the localization of the CIS Launch Software at MFN Rates. All payments under this Section 2.3(a) in respect of development of the CIS Launch Software shall be made within twenty (20) Business Days following submission of quarterly invoices, which shall include a breakdown, on a time and material basis, in reasonable detail of the charges, in respect of the work carried out during the preceding quarter. Recipient shall pay Service Provider at MFN Rates for the internationalization or localization of post-Launch modifications to the Licensed Products in accordance with the process described in Section 2.3(d) below.

               (b) New CIS Developments. Service Provider shall provide
                   --------------------
Recipient with New CIS Developments for the Recipient Interactive Services as described in this Section 2.3(b). At the beginning of each calendar quarter, Service Provider shall conduct a technology review and provide Recipient with Service Provider's New CIS Development intentions for that quarter. Recipient shall pay Service Provider at MFN Rates for any internationalization or localization required to implement New CIS Developments for the Recipient Interactive Services in accordance with the process described in Section 2.3(d) below. Recipient acknowledges and agrees that New CIS Developments shall be deemed to be Licensed Products under the CIS License. Recipient shall have the same license rights to the New CIS Developments as those rights granted to Recipient in Section 2 of the CIS License with respect to the Licensed Products. Consistent with Service Provider's Uniform Policies regarding New CIS Developments and, subject to Section 2.2 of the CIS License, Service Provider shall exercise commercially reasonably efforts to retain and grant to Recipient all rights with respect to Third Party Product enhancements on the same terms as set forth in Section 2.2 in the CIS License.

          (c) Requested Developments.  Upon Recipient's request, and subject to
              ----------------------
the good faith agreement of Service Provider and Recipient in writing upon reasonable terms and conditions of such development, including commercially reasonable payment terms at MFN Rates, all in accordance with the process described in Section 2.3(d) below, Service Provider shall develop revisions, enhancements and/or modifications of the Licensed Products and provide other development services related to the Recipient Interactive Services Recipient is then providing or in respect of which it has delivered a Service Notice ("Requested Developments"). Recipient acknowledges and agrees that Requested Developments shall be deemed to be Licensed Products. Recipient shall have the same license rights to the Requested Developments as those rights granted to Recipient in Section 2 of the CIS License with respect to the Licensed Products.

          (d) Process for Developments.  The process for internationalizing and
              ------------------------
localizing New CIS Developments and for requesting Requested Developments shall be conducted through a marketing requirements document ("MRD") developed by CIS' international product marketing group in conjunction with Recipient, containing reasonably sufficient information in order for Service Provider to make a technical assessment and to provide an initial estimate of the timetable and total pricing for completion of the development services. Service Provider shall negotiate in good faith with Recipient all reasonable MRDs, provided that Recipient acknowledges and agrees that Service Provider will not accept MRDs that in Service Provider's reasonable opinion, may compromise security or performance or otherwise do not comply with CIS' Uniform Policies. If Service Provider reasonably believes that an MRD would have such effect, Service Provider shall exercise commercially reasonable efforts to assist Recipient in developing an MRD that does not have such effect but that provides the functionality that Recipient desires. Service Provider and Recipient recognize that the level of information required in an MRD will vary according to the specified functionality, but must contain a sufficient level of information and detail for Service Provider to assess fully the nature and scope of the project and its technical feasibility. The parties acknowledge that Recipient may need to consult with Service Provider's management, technology and international staffs in order to develop the MRD. Upon written acceptance of an MRD by Service Provider, Service Provider shall provide the applicable development services in accordance with the terms and conditions of such MRD, including commercially reasonable payment terms at MFN Rates.

          2.4  Training, Technical Support, Documentation and Additional
               ---------------------------------------------------------
Support Services
----------------

          (a)  Training and Technical Support.
               ------------------------------

               (i)   Scope. Service Provider shall provide Recipient with
                     -----
Training and Technical Support reasonably necessary to provide the Recipient Interactive Services and as requested by Recipient. As soon as practicable after the Effective Date, or at the request of Recipient, but no later than ninety
(90) days prior to the Launch of a localized Recipient Interactive Service pursuant to the process described in this Section 2, Service Provider shall develop a Training and Technical Support plan. With respect to all Training and Technical Support, Service Provider reserves the right to make changes from time to time to permit Service Provider to make such reasonable changes as are necessary for Service Provider to provide such items on a consistent worldwide basis; provided that any such changes shall not increase the rates or expand the fee structure applicable to Recipient any more than such rates are increased or fee structure expanded with respect to other JV Affiliates consistent with CIS' Uniform Policies. Service Provider shall provide Recipient with prior notice of such changes. Recipient shall pay Service Provider for all Training and Technical Support on a commercially reasonable time and materials basis at MFN Rates. Unless MFN Rates are more favorable, Recipient shall be responsible for the payment or reimbursement of all reasonable air travel, lodging, local transportation, meals, and other out-of-pocket expenses incurred by Trainees or Service Provider's trainers in connection with Training.

               (ii)  Exchange Program.  Service Provider shall, upon the
                     ----------------
request of Recipient and subject to Service Provider's reasonable discretion and the availability of its personnel, send qualified English-speaking employees from among Service Provider's Content production and technical personnel to Recipient's offices to assist and train Recipient's Trainees with respect to Recipient Interactive Services. During the time such exchange personnel participate in the aforementioned exchange program, (i) Service Provider shall pay all of their salary and standard Service Provider benefits, and (ii) Recipient shall either pay or reimburse Service Provider for all of their air travel, lodging, local transportation, meals, and other out-of pocket expenses associated with such travel; provided that such expenses confirm to Recipient's general and reasonable policies regarding expenses for its own employees and such arrangement is at least as favorable as any similar arrangement with any JV Affiliate, taking into account any reasonable differences in payment or reimbursement policies due to differences in location. Recipient shall also pay or reimburse Service Provider for reasonable incremental expenses incurred by such exchange personnel as a result of their relocation and travel, including increased cost of living, increased tax burden, or other factors attendant to relocating to a different country.

               (iii)  Contacts.  Service Provider shall promptly after the
                      --------
Effective Date and as necessary from time to time thereafter provide Recipient with an up-to-date list of contact names and telephone numbers of the individuals providing Training and Technical Support.

          (b)  Documentation.  The Documentation and Confidential Information
               -------------
shall be periodically updated by Service Provider. After a Service Notice and thereafter from time to time as necessary to reflect updates, Recipient will receive one (1) print and computer-readable copy of each final, finished release of such Documentation and Confidential Information in English as it becomes available.

          (c)  Licensed Product Support and Maintenance.
               ----------------------------------------

               (i)  Error Correction; Virus Deletion.  Recipient shall promptly
                    --------------------------------
disclose to Service Provider any Errors or Viruses in the Licensed Products of which Recipient becomes aware. The minimum amount of information to be provided when disclosing an Error or a Virus is set forth in Attachment B. Service Provider shall, at no charge to Recipient, use commercially reasonable efforts to (i) correct any material, replicable Errors in Licensed Products, and (ii) use industry-standard software programs to detect material Viruses and to delete material Viruses in the Licensed Products. However, in the event that Recipient is determined to have been either the source or direct conduit for the Error or Virus, Recipient shall promptly pay Service Provider for such Error Correction or Virus Deletion, as the case may be, on a commercially reasonable time and materials basis at MFN Rates. Service Provider shall assign the same priority and apply the level of effort that the Service Provider uses for similar priority Errors or Viruses for the CIS-US Service, as set forth in Attachment B and will promptly on commercially reasonable terms and conditions (A) supply the Error Correction to Recipient when available and/or (B) perform the Virus Deletion. Service Provider shall have the right to amend from time to time the CIS Error Correction and/or Virus Deletion policies set forth in Attachment B respectively, if such amendment is made in connection with a change in CIS' worldwide Error Correction or Virus Deletion policies, as the case may be, and applies substantially equally to all CIS Services, including the CIS-US Service. Service Provider shall provide Recipient with prior notice of such amendments.

               (ii) Other Maintenance Terms. With respect to Third Party Products, Service Provider shall provide Recipient with all associated third-party support and maintenance rights, including error correction and/or deletion of Viruses, as applicable, to the extent that Service Provider may grant or pass through to Recipient such rights at no additional cost to Service Provider; provided, however, that Service Provider shall have no obligation to obtain such support and maintenance rights for Recipient other than to provide Recipient commercially reasonable assistance in obtaining maintenance service for Third Party Products at rates at least as favorable as those applicable to any JV Affiliate, subject to any reasonable difference in rates or cost due to location, usage or other reasonable factors that might impact the level and cost of support and maintenance. To the extent Recipient receives the right to use a Third Party Product and Service Provider pays the maintenance fees for such Product, Recipient shall promptly reimburse Service Provider for that percentage of such maintenance fees attributable to Recipient's use of that Third Party Product.

          (d) Additional Support Services.  Service Provider shall provide
              ---------------------------
Recipient additional support services relating to the Licensed Products at MFN Rates.

          2.5  Host Computer Access and Operations.
               -----------------------------------

               (a)   Access.  Service Provider shall provide Recipient with Host
                     ------
Computer Access as necessary to operate Recipient Interactive Services in a manner substantially similar to the CIS-US Services and Recipient shall compensate Service Provider for such access at MFN Rates.

               (b)  Information Provider Connection.  Upon Recipient's request
                    -------------------------------
and at Recipient's expense, Service Provider shall provide Recipient's Content providers with the capability to make a network connection to the CIS Services host system via direct TCP/IP or other mutually agreeable network connection for the purpose of permitting such providers to provide and manage Recipient Interactive Service Content Recipient shall have the right to seek reimbursement from its Content providers for the cost of such network connections; provided, however, that Recipient shall remain primarily liable for such costs in any event.

               (c)  Operations.  Subject to Section 2.5(a), Service Provider
                    ----------
shall have the sole right within its complete discretion to control the operations of its computers providing Host Computer Access to Recipient On the Effective Date, computers providing Host Computer Access for all CIS Services are located in the United States. Subject to approval by the Board of Directors, computers providing Host Computer Access for the Recipient Interactive Services may be located remotely within the Territory if technically and financially feasible, provided that: (i) such operations shall be subject to a remote host computer access technical plan to be developed by Service Provider, in consultation with Recipient, and (ii) Recipient shall compensate Service Provider for services in connection with the implementation and operation of any remote Host Computer Access at applicable MFN Rates.

          2.6  Interconnection.
               ---------------

               (a)  CompuServe-branded PC Access Services Interconnection.  With
                    -----------------------------------------------------
respect to CompuServe-branded PC Access Services, Service Provider shall provide Recipient with a non-exclusive Interconnection between the CIS Services and the CompuServe-branded Recipient Interactive Services. Likewise, with respect to PC Access Services, Recipient shall provide, to such CIS Services providing such access, substantially comparable non-exclusive Interconnection to such CompuServe-branded Recipient Interactive Services. Both parties acknowledge that such Interconnection between and among the CIS Services, as well as access to each CIS Service's Content, shall be subject to the Related Agreements and the CIS License and any technical limitations of the Recipient Interactive Services which are not due to the failure of Service Provider to meet its obligations under this Agreement or the CIS License (e.g. a different operating system is required, as is the case with the CIS Service in Japan).

               (b)  Other Services Interconnection.
                    ------------------------------

                    (i) CompuServe-Branded Internet Portal.  Subject to and in
                        ----------------------------------
 accordance with the Related Agreements if CIS is entitled to and offers a CompuServe-branded Internet Portal Service in the Territory, then CIS and its Affiliates shall have the right to Interconnect (subject to applicable limitations in agreements with third parties) such Service with: (A) any CompuServe-branded Access Services, and (B) any CompuServe-branded Internet Portal Services (to the extent offered by Recipient pursuant to Section 2.9 of the CIS License), in each case then being offered by Recipient. Specifically, in such event: (1) Recipient shall provide, to such CIS Services providing such access, substantially comparable non-exclusive Interconnection to such CompuServe-branded Recipient Interactive Services, and (2) Recipient shall be entitled to receive reasonable compensation for Interconnection in the amount of
(y) an allocation of ongoing costs of running the applicable CompuServe-branded Interactive Service offered by Recipient reasonable allocable to such Interconnection plus (z) the amount that third parties pay for access to Content of the applicable Interconnection results in access to such Content.

               (ii) License to Certain Recipient Content.  If CIS and its
                    ------------------------------------
Affiliates have the right to Interconnect to CompuServe-branded Interactive Services offered by Recipients in the Territory pursuant to paragraph (i) above, Recipient hereby grants to CIS and its Affiliates the non-transferable (except as expressly provided herein) right to access and to grant to subscribers to CIS Services the right to access, Content available through any such Interconnected CompuServe-branded Interactive Services offered by Recipient, including access to Recipient Content and other Content, but excluding Restricted Content.

     2.7  CIS Operating Standards.  The Parties agree that Recipient shall
          -----------------------
exercise commercially reasonable efforts to implement and maintain reasonable operating standards, specifications and procedures ("CIS Operating Standards") as follows:

          (a) As to each of the CIS Operating Standards set forth in Attachment
C. Service Provider shall with respect to the PC Access Services prescribe, and Recipient shall implement and maintain, such CIS Operating Standards, provided that such CIS Operating Standards shall be applied to Recipient in a manner that is not less favorable to Recipient than the manner in which such CIS Operating Standards are applied to other JV Affiliates.

          (b) As to other operating matters, such as sales, marketing, customer service, business development and Content programming, Service Provider shall provide advice to Recipient, to which Recipient shall give good faith consideration.

          (c) Service Provider may provide Recipient with any changes to the CIS Operating Standards in writing from time to time and Recipient shall implement such changes to CIS Operating Standards in accordance with commercially reasonable schedules to the extent that such changes do not materially expand or modify the categories of standards described therein and do not unreasonably interfere with the operations of Recipient.

          (d) For the avoidance of doubt, the Parties agree that (i) any standard, specification or procedure relating to interoperability of the CIS Services shall be conclusively deemed to be subject to subsection (a) above, and
(ii) Recipient agrees not to adopt or implement any standard, specification or procedure relating to such interoperability without the prior approval of Service Provider, provided that Service Provider agrees to provide any changes or enhancements to the CIS Operating Standards in a commercially reasonable manner such that Recipient may implement such changes or enhancements without unreasonable interference with its operations.

          (e) Service Provider and Recipient shall each designate one individual having appropriate qualifications to confer on a regular basis regarding CIS Operating Standards and their implementation and maintenance.

     2.8  Rights of Operating Entities.  Recipient may direct that the services
          ----------------------------
from Service Provider to which it is entitled hereunder are to be provided for the benefit of Operating Joint

Entities that are established pursuant to the Certificate of Incorporation. All such services provided for the benefit of Operating Entities and Distributors hereunder shall be subject to all of the terms and conditions of this Agreement and the Related Agreements.

3.   REPRESENTATIONS AND WARRANTIES AND RELATED MATTERS.

     3.1 Service Provider. Service Provider represents and warrants to Recipient that the execution, delivery and performance of this Agreement have been duly authorized by all necessary action of Service Provider and this Agreement is a valid and binding obligation of Service Provider, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting the enforcement of creditor's rights generally and subject to the applicability of general principles of equity and principles of public policy.

     3.2  Recipient.  Recipient represents and warrants to Service Provider
          ---------
that the execution, delivery and performance of this Agreement have been duly authorized by all necessary action of Recipient and this Agreement is a valid and binding obligation of Recipient, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting the enforcement of creditor's rights generally and subject to the applicability of general principles of equity and principles of public policy.

     3.3  DISCLAIMER OF OTHER WARRANTIES.  EXCEPT AS EXPRESSLY PROVIDED IN
          ------------------------------
THIS SECTION 3, SERVICE PROVIDER MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE SERVICES PROVIDED HEREUNDER. SERVICE PROVIDER DISCLAIMS ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND TITLE.

     3.4  LIMITATION OF LIABILITY.  EXCEPT AS EXPRESSLY PROVIDED IN SECTION 3.6.
          -----------------------
IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL OR SPECIALS DAMAGES, LOST PROFITS, LOST SAVINGS OR ANY OTHER CONSEQUENTIAL OR SIMILAR DAMAGES, REGARDLESS OF THE FORM OF ACTION, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, RESULTING FROM BREACH OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

     3.5  Indemnity.
          ---------

          (a) Service Provider shall, at its expense, defend any action, suit or proceeding brought (other than by any shareholder of Recipient or any Affiliate of Recipient) against Recipient or any Affiliate thereof, to the extent it results from breach of a representation or warranty by Service Provider under
Section 3.1 above and Service Provider shall indemnify and hold Recipient and/or any Affiliate of Recipient thereof harmless from and against all damages, costs, expenses (including, but not limited to, attorneys' fees), obligations or liabilities payable by Recipient and/or any Affiliate thereof to any third party (other than any shareholder of Recipient or any Affiliate of Recipient) directly relating to or resulting from any such action, suit or proceeding, provided, however, that Service Provider shall not settle any claim without Recipient's prior written approval, not to be unreasonably withheld, delayed or conditioned.

          (b) Recipient shall, at its expense, defend any action, suit or proceeding brought by any party against Service Provider or any Affiliate thereof, to the extent it results from breach of a representation or warranty by Recipient under Section 3.2 above and Recipient shall indemnify and hold Service Provider and/or any Affiliate thereof harmless from and against all damages, costs, expenses (including, but not limited to, attorneys' fees), obligator's or liabilities payable by Service Provider and/or any Affiliate thereof to any third party (other than any Affiliate of Service Provider) directly relating to or resulting from any such action, suit or proceeding, provided, however, that Recipient shall not settle any claim without Service Provider's prior written approval, not to be unreasonably withheld, delayed or conditioned.

          (c) (i) If, and to the extent that, the Company, Recipient, any other Operating Entity, any stockholder of the Company, any equity holder of Recipient or any other Operating Entity, or any other Person brings any Action against Service Provider (or any of its officers, directors, agents, shareholders, members, partners, Affiliates or Subsidiaries) seeking any Damages or injunctive or other equitable relief based on, arising out of or relating to any breach or alleged breach of any fiduciary or other duty based on any action or inaction which is permitted by or taken or not taken in reliance on the provisions of Article THIRD of the Certificate of Incorporation, Recipient shall indemnify and hold such Persons harmless from and against all Damages arising out of or in connection with any such Action. The right to indemnification conferred herein shall include the right to be paid by Recipient an Advancement of Expenses. Neither Service Provider nor any other Person entitled to indemnification under this Section 3.5(c) shall be required, as a condition to any such Advancement of Expenses, be required to deliver to Recipient any Undertaking. The rights to indemnification and to the Advancement of Expenses conferred herein shall inure to the benefit of the indemnitee's successors, assigns, heirs, executors and administrators.

          (ii) If a claim for indemnification under this Section 3.5(c) is not paid in full by Recipient within sixty (60) days after a written claim has been received by Recipient, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against Recipient to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by Recipient to recover an Advancement of Expenses, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or brought by Recipient to recover an Advancement of Expenses pursuant, the burden of proving that the indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, under this Section 3.5(c) or otherwise, shall be on Recipient.

          (iii) The rights to indemnification and to the Advancement of Expenses conferred in this Section 3.5(c) shall not be exclusive of any other right which any person may have or hereafter acquire by any statute, the Certificate of Incorporation, the Company's By-laws, or any agreement, vote of stockholders or other equity holders, disinterested directors or otherwise.

          3.6  Indemnification Procedures.  The indemnified party shall (i) give
               --------------------------
the indemnifying party prompt written notice of such action, or proceeding (and in no event more than seven (7) Business Days following the indemnified party's receipt of notice of such suit, action or proceeding), (ii) at the indemnifying party's request and expense, permit the indemnifying party, through its counsel, to defend such claim or suit, and (iii) give the indemnifying party reasonable information, assistance and authority to do so. To the extent the indemnified party fails to provide notice as required above and such failure hinders the indemnifying party's ability to perform its indemnification obligations set forth in Section 3.5, then such indemnification obligations shall be waived to an extent commensurate with the hindrance caused by such delay in notification or failure to notify. The indemnifying party shall have exclusive control of the defense if it elects to defend any such suit, including appeals, negotiations and the right to effect a settlement or compromise thereof (provided that, as a condition to any such settlement or compromise, the indemnified party shall not incur any liability or obligation). The indemnified party may be represented by counsel at its own expense in any action being defended by the indemnifying party. Notwithstanding anything to the contrary contained in the foregoing, in the event Service Provider is the indemnified party with respect to any intellectual property claim, Service Provider shall have the right to exclusive control of the defense, at Recipient's reasonable cost and expense, if it elects to defend any such suit, including appeals, negotiations and the right to effect a settlement or compromise thereof; provided, however that Recipient shall have the right to participate in settlement negotiations, if any, and shall have the right to approve such settlement, which shall not be unreasonably withheld, delayed or conditioned. Recipient shall reimburse Service Provider for all of Service Provider's reasonable costs and expenses in connection with such defense and for any damages or other liability in connection therewith, including any settlement obligations.

4.        CONFIDENTIALITY.

          4.1  Restriction on Use.  Each party shall treat as confidential all
               ------------------
Confidential Information of the other party and shall use such Confidential Information only to the extent necessary (a) to allow Recipient to provide Recipient Interactive Services as contemplated under this Agreement or (b) as permitted under the CIS License. Neither party shall disclose any such Confidential Information to any third party except as may be reasonably required in connection with the use of Licensed Products or Documentation pursuant to this Agreement or the CIS License, and in all cases subject to the Recipient entering into a written confidentiality agreement imposing obligations upon such third party that are at least as protective of such information as those set forth in this Agreement Without limiting the foregoing, each party agrees to use at least the same degree of care with respect to the Confidential Information of the other which it uses to protect its own similarly valuable Confidential Information from unauthorized disclosure or use, but no less than a reasonable standard of care.

          4.2  Termination of Obligations.  The parties' obligations under this
               --------------------------
Section 4 shall survive any termination of this Agreement; provided, however, such obligations shall terminate (a) five (5) years after such termination with respect to Confidential Information regarding financial and marketing matters and (b) ten (10) years after such termination with respect to all other Confidential Information (except for Source Code for which such obligations shall continue as long as such Source Code is protected by the laws applicable to trade secrets or similar legal principles).

5.        TERM; TERMINATION.

          5.1  Term.  The term of this Agreement shall begin on the Effective
               ----
Date and shall terminate only as provided in Section 5.2; provided, however, that notwithstanding the foregoing, this Agreement shall terminate automatically upon the termination of the CIS License for any reason.

          5.2  Termination for Cause.  Service Provider may terminate this
               ---------------------
Agreement effective upon notice to Recipient if (A)(i) Recipient materially breaches Recipient's obligations to make payments to Service Provider under this Agreement, including, without limitation, any indemnity payments required under Sections 3.5 or 3.6, or (ii) a Senior Executive Officer of Recipient intentionally breaches, or knowingly permits an intentional breach of, Recipient's obligations pursuant to Section 4 or, with respect only to the initial press release regarding this Agreement, pursuant to Section 7.13, and such breach results in substantial adverse consequences to Service Provider, and
(B) Recipient fails to cure such breach within ninety (90) calendar days after receipt by Recipient of written notice of such breach.

          5.3  Effect of Termination.  Notwithstanding the foregoing provisions
               ---------------------
of this Section 5, Section 1 (and any other defined term herein), 3.3, 3.4, 3.5, 3.6, 3.7 and 4, this Section 5.3, Section 6 and Section 7 shall survive any termination of this Agreement.

6.        RECIPIENT BREACHES.

          The parties acknowledge and agree that, in the event of a threatened or actual breach of Section 4 or 7.13 or an actual breach of any other provision of this Agreement and failure to cure any such breach within thirty (30) calendar days following notice thereof from the other party, damages alone shall be an inadequate remedy, that such breach shall cause the other party great, immediate and irreparable injury and damage, and that, accordingly, each party shall be entitled to injunctive and other equitable relief, including mandatory injunctive relief and specific performance, in addition to, and not in lieu of, any remedies it may have at law or under this Agreement. Recipient further acknowledges and agrees that Service Provider shall be entitled to all damages as a remedy for such breach (except a Threatened breach of Section 4) to the full extent permitted under Sections 3.3 and 3.4 above.

7.        GENERAL PROVISIONS.

          7.1  Relationship of Parties.  The parties are and shall be
               -----------------------
independent contractors. Neither party, its employees, consultants, third party contractors or agents shall be deemed under this Agreement to be the agents, employees, partners or joint ventures of the other, nor does either party have any authority to enter into any obligation on behalf of the other. Neither parry shall make any express or implied representations to any third party to the contrary.

          7.2  No Use of Name or Trademarks.  Subject to Section 7.13 below and,
               ----------------------------
in the
absence of the other party's prior written consent or a separate agreement between the parties hereto to the contrary, neither party shall be entitled to use the name of the other in promotional, advertising and other similar materials, it being understood that this shall not restrict either party from reference to the relationship between the parties to the extent required by law in connection with financial disclosure or similar requirements. Except as set forth in Section 4 of the CIS License, neither will, without the others prior written approval of such proposed use, use the other's trademarks, service marks, trade names, logos or other commercial or product designations, for any purpose (including, but not limited to, use in connection with any products, promotions, advertisements or exhibitions).

          7.3  Assignment.  The rights and liabilities of the parties hereto
               ----------
shall bind and inure to the benefit of their respective permitted successors; provided that neither parry may assign its rights or obligations under this Agreement, either in whole or in part, without the prior written consent of the other. Notwithstanding the foregoing, Recipient may direct that the services to be provided by Service Provider hereunder are to be provided for the benefit of Operating Joint Entities, ODC and Affiliates of ODC as provided in Section 2.8, and to Wholly Owned Affiliates of Recipient for so long as such entities remain Wholly-Owned Affiliates and Service Provider may assign any of its rights and obligations hereunder to any Wholly-Owned Affiliate of AOL or CIS or any of its Affiliates. Any attempted assignment in violation of the provisions of this
Section 7.3 shall be void. For avoidance of doubt, no assignment shall relieve any party of any of its obligations under this Agreement. If Service Provider makes any assignment in accordance with this Section 7.3, then Service Provider shall contemporaneously therewith execute an unconditional guarantee for the benefit of Recipient in the form of the AOL Guarantee, adjusted only as necessary to reflect that the obligations guaranteed under such guarantee shall be the obligations of Service Provider under this Agreement.

          7.4  Governing Law.
               -------------

          This Agreement shall be construed and enforced in accordance with the laws of the State of New York, USA, but without giving effect to its laws or rules relating to conflicts of laws, the Uniform Commercial Code, or the United Nations Convention on Contacts for the International Sale of Goods. To permit the enforcement of judgments entered under this Section 7.4 and the application of judicial injunctive relief as permitted hereunder, each party consents to the jurisdiction of the courts in the place where such judgment enforcement or injunctive relief is sought. Each party waives any objection it otherwise may have to the personal jurisdiction and venue of such courts.

          7.5  Severability.  If any provision of this Agreement shall be held
               ------------
to be illegal, invalid or unenforceable, that provision of the Agreement shall be enforced to the maximum extent permissible so as to give effect to the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. In such event, the parties agree to negotiate in good faith alternate provisions to substitute for any such provisions in order to give effect, to the maximum extent permissible, the intent of any such provision.

          7.6  Notices.  All notices, requests, demands and other communications
               -------
hereunder,
shall be in writing in English and shall be deemed to have been duly given (except as may otherwise be specifically provided herein to the contrary): (a) if delivered by hand or courier service which provides evidence of delivery to a party to whom said notice or other communication shall have been directed, upon such receipt, (b) if mailed by registered or certified U.S. air mail with postage prepaid, return receipt requested, on the seventh Business Day after mailing, or (c) if transmitted by telefax, on the date of transmission, (d) if delivered by e-mail on the day of dispatch, with such transmittal followed by delivery of a confirmation copy via one of the other methods set out herein. All notices shall be addressed as set forth below or to any other address such Party shall notify to the other party in accordance with this Section 7.6:

     If to Service Provider, to:

          CompuServe Interactive Services, Inc.
          5000 Arlington Centre Boulevard
          PO Box 202l2
          Columbus, OH 53220-0212
          Attention:  President
          Fax:  (614) 538-4217

          with a copy to:

          America Online, Inc.
          22000 AOL Way
          Dulles, VA 20166
          Attention:  General Counsel
          Fax:  (703) 265-2502

          and an additional copy at the same address to the attention of the AOL General Counsel with a fax number of (703) 265-2208.

     If to Recipient, to:

          America Online Latin America, Inc.
          6600 N. Andrews Avenue
          Suite 500
          Fort Lauderdale, FL 33309, USA
          Attention:  President
          Fax:  (954) 772-7089

          with a copy to:

          America Online, Inc.
          22000 AOL Way
          Dulles, VA 20166-9323
          Attention:  General Counsel
          Fax:  (703) 265-2502
          and

          Finser Corporation
          550 Biltmore Way
          Suite 900
          Coral Gables, FL 33134
          Attention:  Legal Department
          Fax:  (305)447-1389

     7.7  No Waiver.  Failure by either party to enforce any provision of this
          ---------
Agreement shall not be deemed a waiver of future enforcement of that or any other provision.

     7.8  No Rights in Third Parties.  This Agreement is made for the benefit
          --------------------------
of Service Provider and Recipient and not for the benefit of any third pates other than Operating Joint Entities and Distributors as provided herein.

     7.9  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, but which collectively shall constitute one and the same instrument.

     7.10  Headings and References.  The headings and captions used in this
           -----------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     7.11  Construction.  This Agreement has been negotiated by the parties and
           ------------
their respective counsel. This Agreement shall be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.

     7.12  Audit Rights.  Each party hereto and its representatives shall have
           ------------
the right to examine, copy and audit the books and records of the other party relating to this Agreement for purposes of verifying the timely payment of all amounts payable hereunder or the basis for any costs or fees claimed, as the case may be, upon not less than ten (10) Business Days' prior written notice, and in any event no more frequently than quarterly. In the event that any such review shall determine (a) a deficiency in an amount of such access or service fees exceeding five percent (5%) of the amount paid or (b) claims of costs or fees exceeding by five percent (5%) the actual amount owed, as the case may be, the other party shall pay the out-of-pocket expenses incurred in connection with such review, including all professional fees, and shall pay all delinquent and undisputed amounts or refund all overcharged amounts, as the case may be, within fifteen (15) Business Days of receipt of written notice thereof.

     7.13  Publicity.  Except as may be required by law or in response to an
           ---------
order of a court or governmental agency (provided, however, the discloser shall provide prompt notice thereof to the other Party and a reasonable opportunity to seek to prevent or limit such disclosure), the execution and content of this Agreement and the transactions contemplated herein shall be kept in confidence by the parties, and neither party shall make any public announcement or issue any press release relating thereto without the prior written approval of the other party and, in the case of Recipient, subject to the delivery of a complete and accurate English translation thereof to

Service Provider at least three (3) Business Days prior to any such public announcement or issuance.

          7.14  Taxes.  Recipient shall be responsible for the collection of any
                -----
and all value added, consumption, sales, use or similar taxes and fees payable with respect to the performance of services or provision of Host Computer Access provided hereunder in the Territory and shall pay such collected taxes to the relevant tax authorities. Recipient shall be entitled to collect from the relevant payee or payor any such taxes owed. The following two examples illustrate, without limitation, the foregoing terms. Subscribers of the Recipient Interactive Service shall bear the cost of any relevant taxes; Recipient shall collect and pay such taxes to the relevant tax authorities. Service Provider shall bear the cost of any applicable income or withholding taxes for service fees to be paid to it by Recipient; Recipient shall collect and pay such withholding taxes to the relevant tax authorities.

          7.15  Further Assurances.  Each party shall perform all other acts and
                ------------------
execute and deliver all other documents as may be necessary to secure all necessary authorizations and approvals of this Agreement by all applicable local and U.S. governmental bodies.

          7.16  Export Controls.  Each party shall comply with all applicable
                ---------------
United States laws, regulations and executive orders relating to the export of Confidential Information and technical information and data and any other sensitive materials and with local and all other national laws and regulations relating to such information and materials, including those relating to their exportation and importation. Each party shall cooperate with the other party as reasonably requested to permit each party to comply with the laws and administrative regulations of the United States and the jurisdictions within the Territory controlling the export of commodities and technical data.

          7.17  Complete Agreement.  This Agreement, including all attachments
                ------------------
hereto which are incorporated herein by reference and all related agreements constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede and replace all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter. No amendment to or modification of this Agreement shall be binding unless in writing and signed by a duly authorized representative of both parties.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.

AMERICA ONLINE                          COMPUSERVE INTERACTIVE
LATIN AMERICA, INC.                     SERVICES, INC.


By:_______________________________      By:___________________________________

Name:_____________________________      Name:_________________________________

Title:____________________________      Title:________________________________

                              LIST OF ATTACHMENTS

Attachment A        Definitions

Attachment B        Error Correction and Virus Deletion Policies

Attachment C        CIS Operating Standards

Attachment D        MFN Rates

Attachment E        Form of AOL Guarantee

                                 ATTACHMENT A

                                  Definitions


As used in this Agreement, the following terms, whether in the singular or the plural, have the following meanings:

1.   "Access Service" shall mean PC Access Services.

2. "Action" shall have the meaning set forth in the Certificate of Incorporation.

3. "Advancement of Expenses" shall have the meaning set forth in the Certificate of Incorporation.

4. "Affiliate" shall mean, for purposes of this Agreement, as to any Person, any other Person that, directly or indirectly, controls, is under common control with, or is controlled by, that Person, provided that neither Recipient nor any other Operating Entity shall be considered an Affiliate of CIS. For avoidance of doubt, any Person (other than Recipient or any Operating Entity) that is controlled by the Cisneros Family shall be deemed an Affiliate of ODC. For purposes of this definition "control" (including, with its correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

5. "Agreement" shall have the meaning specified in the preamble of this Agreement.

6.   "AOL" shall have the meaning specified in the preamble of this Agreement.

7.   "AOL Guarantee" shall have the meaning set forth in the recitals hereto.

8. "AOL Seventy-Five Percent Affiliate" means any Person in which AOL or any of its Affiliates owns, directly or indirectly through any Person or Persons, at least seventy-five percent (75%) of the equity interests.

9. "Board of Directors" shall mean the Board of Directors of the Company, as the same may be constituted from time-to-time.

10. "Business" shall mean Interactive Services that Licensee elects to pursue, including Interactive Services substantially similar to the CIS-US Service (but adapted to the local markets), in accordance with the provisions of the Joint Venture Agreement.

11. "Business Day" shall have the meaning set forth in the Stockholders' Agreement.

12. "Certificate of Incorporation" shall have the meaning set forth in the preamble.

13. "CIS" shall mean CompuServe Interactive Services, Inc., a Delaware corporation wholly-owned by AOL.

14. "CIS Brand Products" means "flanker" CompuServe(TM)-branded product offerings that are part of and integrated into the CIS-US Service (such as COMPUSERVE.COM and CIS Instant Message(TM)).

15.  "CIS Domain Names" shall have the meaning given in Section 4.7.

16.  "CIS License" shall have the meaning set forth in the recitals.

17. "CIS Marks" means the Core CIS Marks, the Mixed CIS Marks and New CIS Marks, collectively.

18. "CIS Service(s)" shall mean the Interactive Services that are PC Access Services that CIS provides provided worldwide under the CompuServe(TM) brand, including the CIS-US Service and any other international CIS Services, existing as of the Effective Date or in the future and as modified from time to time.

19. "CIS Services Content" shall mean the Content available on the CIS Service that is displayed to an individual end-user by the Client Product and Server Product, and provided by CIS, a JV Affiliate or a Content provider to CIS, a JV Affiliate or their respective Affiliates, but excluding Object Code, Restricted Content, Content on the Internet (including Internet Content represented by pointers or similar icons or visual displays on the applicable CIS Service), and Content in respect of which neither CIS nor any JV Affiliate has any contractual rights or obligations.

20. "CIS-US Service" shall mean the principal CIS Service provided by CIS to United States residents on the date hereof, as such service shall be modified from time to time.

21. "Cisneros Family" shall mean Ricardo Cisneros, Gustavo Cisneros and/or their lineal descendants, individually or collectively and/or any trusts for the exclusive benefit of any one or more of such persons.

22.  "Client Product" shall have the meaning set forth in the CIS License.

23. "Communication Services" includes chat, e-mail, message boards, online transactions and other forms of online interaction.

24. "Compuserve-branded" shall have the meaning set forth in Stockholders' Agreement.

25. "Confidential Information" shall have the meaning set forth in the CIS License.

26. "Content" shall mean either (i) text or (ii) multimedia information which contains one or any combination of any of the following in digital form or such other forms as may become available in the future: text, graphics, video, sound, still images, or the like.

27.  "Costs" shall have the meaning set forth in the CIS License.

28. "Damages" shall have the meaning set forth in the Certificate of Incorporation.

29. "Dependency" means any task or deliverable required of Recipient or a third party that is beyond the reasonable control of Service Provider on which the timely development and delivery of the Launch Software is dependent. Such Dependencies include timely management decisions by Recipient, Recipient's hiring a sufficient number of producers on a timely basis, timely rollout of a sufficient network infrastructure by Recipient, and the availability of and connectivity to a local third party billing processor.

30.  "Documentation" shall have the meaning set forth in the CIS OLS Agreement.

31. "Effective Date" shall have the meaning set forth in the first paragraph of this Agreement.

32. "Error" means any mistake, problem or defect, other than a Virus, in the CIS Proprietary Object Code that (a) renders such Object Code inoperable,
     (b) causes such Object Code to fail to conform to any Documentation thereof in any respect, (c) causes incorrect results in any respect, or (d) causes incorrect functions to occur in any respect.

33. "Error Correction" means any correction of an Error provided by Service Provider to Recipient pursuant to Section 2.4(c).

34. "Force Majeure Event" means any circumstance beyond the reasonable control of Service Provider that precludes, hinders, delays or renders impracticable the performance of any Service Provider obligation under this Agreement. Such events include wars, civil disturbances, strikes, Acts of God, floods, fire, and governmental interference.

35. "Host Computer Access" means access to those portions of Service Provider's host computers and related software reasonably necessary to operate the Recipient Interactive Service in a manner substantially similar to the CIS-US Services.

36. "Interactive Services" shall mean the provision of Content or Communication Services which may be provided through the use of any protocols, standards, or platforms (including Internet or Internet derivative protocols, standards, and platforms) for remote access by narrowband or broadband infrastructure, including POTS, ISDN, satellite, cable, fiber optics, and hybrid CD-ROM.

37. "Interconnect" or "Interconnection" means the electronic connection that enables the transmission of Content and other information between and among CIS Services (including the CIS-US Service and Recipient Interactive Services) as described in Section 2.6 and further permits Subscribers of the CIS Services to access such Content and other information.

38. "Internet Portal Services" shall have the meaning set forth in the Certificate of Incorporation.

39.  "JV Affiliate(s)" shall have the meaning set forth in the CIS License.

40. "Launch" shall mean the first commercial availability of an Interactive Service to potential Subscribers in the Territory or a country in the Territory, as applicable.

41.  "Launch Software" shall have the meaning set forth in Section 2.3(a).

42.  "Licensed Products" shall have the meaning set forth in the CIS License.

43. "Licensee Interactive Services" shall mean the CompuServe(TM)-branded PC Access Services and Internet Portal Services conducted by Licensee in the Territory as such service may be expanded or modified by the Board of Directors in accordance with the Certificate of Incorporation. [As of the Effective Date, the Licensee Interactive Service offered in the Territory is essentially the CIS-US Service, with limited, if any, localization of Content and adaptation to the Territory market. Subject to the approval of the Board of Directors, as provided in this Agreement and the Certificate of Incorporation, Licensee may Launch Licensee Interactive Services substantially similar to the CIS-US Service that are localized and adapted to the Territory market.]

44. "MFN Rates" means the lowest rates, if any, charged by Service Provider or any Affiliates of Service Provider to (a) any JV Affiliate or (b) any other Person, in both cases specifically excluding any AOL Seventy-Five Percent Affiliates, offering CIS Services or similar Interactive Services for services, products or materials similar to the applicable services, products or materials provided by Service Provider to Recipient pursuant to this Agreement. MFN Rates existing at the Effective Date include the rates described on Attachment F, which Attachment shall be amended by Service Provider and delivered to Recipient from time to time in order to accurately reflect and notify Recipient of any change in MFN Rates or any additional services, products or materials provided by Service Provider. Notwithstanding the foregoing, with respect to MFN Rates for any Interactive Services in addition to PC Access Services, if CIS is not providing such Interactive Services at the time of determination of such MFN Rates to (a) any JV Affiliate or (b) any other Person, in both cases specifically excluding any AOL Seventy-Five Percent Affiliates, then MFN Rates for such Interactive Services shall mean [___________]

45.  "MRD" shall have the meaning given in Section 2.3(d).

46. "New CIS Developments" means those new products or services provided by Service Provider to Recipient that are required under Service Provider's standard operations and other Uniform Policies, applied equally to all JV Affiliates, which Service Provider may modify from time to time in its sole discretion.

47.  "Object Code" shall have the meaning given in the CIS License.

48. "ODC" shall mean Riverview Media Corp., a British Virgin Islands corporation.

49. "Operating Entity(ies)" shall have the meaning set forth in the recitals to this Agreement.

50. "PC Access Services" shall have the meaning set forth in the Certificate of Incorporation.

51. "Person" shall mean an individual, corporation, partnership, limited liability company, trust, unincorporated organization, or other legal entity, or a governmental body, or their equivalent under the applicable legal system.

52. "Recipient Interactive Services" shall have the meaning set forth in the AOL License Agreement.

53. "Related Agreements" means the Certificate of Incorporation, the Stockholders' Agreement of even date herewith by and among AOL, ODC and the Company, the CIS License, the AOL License, the AOL OLS Agreement, and all of the Exhibits and attachments to any thereof.

54.  "Requested Developments" shall have the meaning set forth in Section
     2.3(c).

55.  "Restricted Content" shall have the meaning set forth in the CIS License.

56. "Senior Executive Officers" shall mean the Chief Executive Officer and Chief Operating Officer of a Person, each Senior Vice President or Executive Vice President of a Person, and the General Counsel of a Person and any other management personnel of a Person with equivalent titles or decision-making authority. For purposes of this Agreement, Ricardo Cisneros, Gustavo Cisneros and Steven Bandel shall be deemed Senior Executive Officers of ODC.

57.  "Service Notice" shall have the meaning given in Section 2.

58.  "Source Code" have the meaning set forth in the CIS License

59. "Subscriber" shall mean, as of any date of determination and with respect to any Interactive Service, any Person who has opened an account with or otherwise registered as a user of such Interactive Service.

60. "Technical Support" means the technical support set forth in Section 2.4 to be provided by Service Provider to Recipient.

61. "Term" shall mean the period of time that this Agreement is in effect, as set forth in Section 8.1.

62.  "Territory" shall mean the countries listed on Attachment E.

63.  "Third Party Products" shall have the meaning set forth in the CIS License.

64. "Training" means the training to be provided by Service Provider to Recipient for the sole purpose of enabling Recipient to launch, operate, provide, market and manage or administer Recipient Interactive Services as contemplated herein.

65. "Trainee" means an employee of Recipient, or its respective Affiliates, who is reasonably proficient in the English language, possesses strong computer literacy and skills, and is well versed in the technical aspects of Interactive Services.

66. "Undertaking" shall have the meaning set forth in the Certificate of Incorporation.

67.  "Uniform Policies" shall have the meaning set forth in the CIS License.

68. "Virus" means any computer code intentionally designed to disrupt, disable, harm, or otherwise impede in any manner, including aesthetical disruptions or distortions, the operation of a computer program, or any other associated software, firmware, hardware, or computer system (including local area or wide-area networks), in a manner not intended by its creator(s).

69. "Wholly-Owned Affiliates" shall mean with respect to any Person any other Person which is directly or indirectly wholly owned by such Person, directly or indirectly wholly owns such Person or is directly or indirectly wholly owned by the same Person as such Person, with such ownership to mean possession of both 100% of the equity interest and 100% of the voting interest, except for directors' qualifying shares, if any. Any Person which is directly or indirectly wholly owned by the Cisneros Family shall be a Wholly-Owned Affiliate of ODC.

                                 ATTACHMENT B

                 Error Correction and Virus Deletion Policies

1.   Error Correction Policy.

     1.1  Reporting Errors.  Recipient shall report Errors to Service Provider
          ----------------
by reporting Errors to Service Provider for consideration and resolution in the manner required by Service Provider. When reporting an Error, Recipient shall provide Service Provider with at least the following information:

          (a)  [*]

          (b)  [*]

          (c)  [*]

     1.2  Error Severity Levels.  Service Provider shall assign all replicable
          ---------------------
 Errors a severity level as follows:

          (a)  [*]

          (b)  [*]

          (c)  [*]

Depending on the severity level of an Error, Service Provider shall use commercially reasonable efforts to correct such Error within its standard, U.S. and worldwide time periods. As part of Service Provider's amendments from time to time of its Error Correction policy, Service Provider shall have the right to revise program code, program specifications, design, Documentation, messages, error messages, and operating procedures applicable to all I'! Affiliates.

2.   Virus Deletion Policy.

     2.1  Reporting Viruses.  Recipient shall report Viruses to Service Provider
          -----------------
by reporting Viruses to Service Provider for consideration and resolution in the manner required by Service Provider. When reporting a Virus, Recipient shall provide Service Provider with at least the following information:

          (a)  a description of the Virus;

          (b) Virus documentation, if available, including all dumps, traces, error messages, logs, and screen prints required to evaluate the Virus; and

          (c) a description of the tools or procedures used to detect the Virus.

     2.2  Deleting Viruses.  Service Provider shall use commercially reasonable
          ----------------
efforts to
delete any such Virus with the same priority and level of effort that Service Provider uses for similar Viruses for the CIS-US Service and all other CIS Services. As part of Service Provider's amendments from time to time of its Virus Deletion policy, Service Provider shall have the right to revise program code, program specifications, design, Documentation, messages, error messages, and operating procedures applicable to all JV Affiliates.

                                  ATTACHMENT E

                            CIS Operating Standards


1.   System Definition
     -----------------

     a.   Network Technology
          ------------------

          (i) Modems: Service Provider determines the types of modems deployed.

          (ii) Routers: Service Provider determines the specifications of routers to be used.

          (iii) Cables: Service Provider determines the specifications of cable connections.

          (iv) Interfaces: Service Provider determines interface combination to be utilized.

          (v) Data Concentration: Service Provider determines which data concentrators to be used and in what configuration.

          (vi) Network Management Systems: Service Provider determines which management systems are to be used to monitor the system.

     b.   Telecommunications
          ------------------

          (i) Modem Deployment: Service Provider authorizes modem deployment strategies.

          (ii)   Common Carrier

                 (a) Technology: Service Provider approves the technology for each carrier.

     c.   Host System
          -----------

          (i)    Hardware

                 (a) Configuration: Service Provider determines configuration for running processes.

                 (b) Acquisition: Service Provider is responsible for determining hardware to be acquired.

                 (c) Location: Service Provider determines where hardware is to be located, subject to relocation of computers providing Host Computer Access to the Territory pursuant to Section 2.5 (c) of this Agreement.

          (ii)   Software

                 (a) Service Provider Enhancements/Modifications: Service Provider determines which enhancements and modifications are to be made to the software system components.

                 (b) Replication: Service Provider determines how many instances of a given process/server will be running at one time.

                 (c) Addition: Service Provider determines which new software can be added to or accessed through the system.

                 (d) Location: Service Provider determines which software is to be installed on which machine.

          (iii)  Information Providers

                 (a) Configuration: Service Provider determines the configuration for IP connections.

                 (b) System Specification: Service Provider determines the specifications for IP Systems.

                 (c) Software Modifications: Service Provider authorizes software modifications from IP providers (RMG).

          (iv)   System Content

                 (a) Implementation - Service Provider determines whether content modifications are being implemented correctly.

                 (b) Forms Management: Service Provider determines whether forms management is being implemented correctly.

          (v) Third Party Functionality: Recipient will present all requests to Service Provider. If the technology requires integration into the CIS Service (i.e., client or host integration), then such request must be approved by Service Provider. If the technology does not require such integration, then Recipient will consult with Service Provider, and Service Provider will have the right to reject any requests, in its reasonable discretion, if such request will have an adverse impact on the CIS Service.

     2.   Client Software
          ---------------

          a.   Code
               ----

          (i) Service Provider Functionality Features: Service Provider determines features of client software including necessary user interface components.

          (ii) Upgrades: Service Provider determines what/when upgrades are required.

          (iii) Error Correction: Service Provider determines error correction and fixes.

     b.   Configuration
          -------------

     c.   Code-dependent:  Service Provider determines client configurations
          --------------
that are required for the software to run correctly.

     d.   Operating System:  Service Provider determines which operating systems
          ----------------
are to be supported.

     e.   Third Party Functionality:  Recipient will present all requests to
          -------------------------
Service Provider. If the technology requires integration into the CIS Service (i.e., client or host integration), then such request must be approved by Service Provider. If the technology does not require such integration, then Recipient will consult with Service Provider, and Service Provider will have the right to reject any requests, in its reasonable discretion, if such request will have an adverse impact on the CIS Service.

3.   Procedural Areas
     ----------------

     a.   Operational Maintenance
          -----------------------

          (i) Hardware: Service Provider determines maintenance policies and procedures for hardware, systems software, and networks.

          (ii) Software: Service Provider determines maintenance policies and procedures for hardware, systems software, and networks.

          (iii) Network: Service Provider determines maintenance policies and procedures for hardware, systems software, and networks.

     b.   Release/Installation Scheduling
          -------------------------------

          (i) Hardware: Service Provider determines release/installation policies and procedures for hardware, systems software, network, client software, content and bundling.

          (ii)   QA, System Validation & Verification

     c.   Hardware:  Service Provider determines policies and procedures for
          --------
hardware, software, and network testing.

     d.   Software:  Service Provider determines how software is to be tested.
          --------


     e.   Network:  Service Provider determines how network changes are to be
          -------
tested.

     f.   Client:  Service Provider determines how client changes are to be
          ------
tested.

     g.   RMG:  Service Provider determines how RMGs are to be tested.
          ---

4.   Business Systems
     ----------------

     a. Billing data collection through output to Recipient: Service Provider determines the manner of billing data collection within the Service Provider system and formats for outputs to payment processors.

     b. Order data collection through output to Recipient: Service Provider determines the manner of order data collection within the Service Provider system and formats for output to designated recipients.

     c. Statistical data collection through output to Recipient: Service Provider determines the manner of statistical data collection within the Service Provider system and format for output to Recipient.

5.   Reporting
     ---------

     a.   System Status:  Service Provider determines format for reporting
          -------------
system status, statistical reporting, and membership reporting.

6.   Support
     -------

     a.   Operations Control Center
          -------------------------

          (i) Technology: Service Provider determines technology to be used for Operations Control Centers.

          (ii) Notification Process: Service Provider determines the policies and procedures for notification, escalation and problem resolution processes.

     b.   Customer Call Center
          --------------------

          (i) Technology: Service Provider determines the technology to be used for the Customer Call Center.

7.   System Definition
     -----------------

     a.   Telecommunication
          -----------------

          (i)    Network Access Providers

                 (a) Vendor - Recipient will submit any vendor choice decisions to Service Provider for consideration.

     b.   Host System
          -----------

          (i)    Software

                 (a) Recipient Enhancements: Recipient will submit any enhancement request decisions to Service Provider for approval and, if approved, scheduling.

                 (b) Recipient Bug Fixes: Recipient will submit any bug fix request decisions to Service Provider for consideration.

          (ii)   Information Providers

                 (a) Vendor: Recipient will submit any vendor decisions to Service Provider for consideration.

                 (b) Type of Content (not data): Recipient will submit any decisions about type of content to be provided by an IP to Service Provider for consideration.

          (iii)  System Content

                 (a) Format: Recipient will submit any decisions about changes in system content formats to Service Provider for consideration.

          (iv) Release/Blocking of Client Software: Recipient will submit any decisions about releasing and/or blocking of client software to Service Provider for consideration.

8.   Client Software
     ---------------

     a.   Code
          ----

          (i) Recipient New Features: Recipient will submit any new feature request decisions to Service Provider for consideration.

          (ii) Recipient Bug Fixes: Recipient will submit any bug fix request decisions to Service Provider for consideration.

     b.   Configuration
          -------------

          (i) INI files: Recipient will submit any decisions about changes to INI files to Service Provider for consideration.

9.   Management Information Processing
     ---------------------------------

     a.   Billing from data output to member:  Recipient will submit any
          ----------------------------------
decisions about billing processing and output formats to Service Provider for consideration.

     b.   Ordering from data output to member/fulfillment:  Recipient will
          -----------------------------------------------
submit any decisions about order processing and output formats to Service Provider for consideration.

     c.   Statistical processing from data output to management:  Recipient
          -----------------------------------------------------
will submit any
decisions about statistical report processing and output formats to Service Provider for consideration.

     d.   Selection of Billing Vendor: Recipient will submit any vendor
          ---------------------------
selection decisions for billing processing to Service Provider for consideration.

10.  Reporting
     ---------

     a.   Dissemination: Recipient will submit any management report
          -------------
dissemination list decisions to Service Provider for consideration.

     b.   Re-formatting: Recipient will submit any decisions on format changes
          -------------
for management reports to Service Provider for consideration.

11.  Support
     -------

     a.   Operations Control Center
          -------------------------

          (i) Location: Recipient will submit any decisions on location of Operations Control Centers to Service Provider for consideration.

     b.   Customer Call Center
          --------------------

          (i) Location: Recipient will submit any decisions on location of Customer Call Centers to Service Provider for consideration.

12.  End User Agreements
     -------------------

     a.   TOS: Recipient will submit any decisions in Terms of Service
          ---
agreements to Service Provider for consideration.

                                 ATTACHMENT F

                                   MFN RATES


     This Attachment F identifies the MFN Rates existing on the Effective Date, which rates shall be amended by Service Provider from time to time to include additional services and/or materials hereafter provided by Service Provider (or its Affiliates) applicable to JV Affiliates (including Recipient) in accordance with the Uniform Policies or to reflect changes to the MFN Rates. These rates and the rates applicable to other N Affiliates are projected to increase in the future.

     As a reference point, for AOL's FY99 the standard Service Provider rates (the "Standard Service Provider Rates") are either [*]/person/month or an average hourly rate of [*]/hour, depending upon the type of work being performed. The cost per person is a blended rate, equal to the cost to Service Provider of providing services (without any mark-up), across the total pool of full time employees performing work for the Joint Ventures. The hourly rate is the blended rate, equal to the cost to Service Provider of providing such services (without any mark-up), of all services being provided hourly. Where there is dedicated management, a [*]% management fee is also applied.

1)   Host, Network and Internet Usage

     a) There are two types of charges that relate to the costs of managing data outside of the Territory: (i) usage of Service Provider's host computer system ("Service Provider Host") and (ii) usage of transatlantic and U.S. data networks and the Internet.

     b) AOL Host costs include the costs of equipment (including leases and maintenance), operations staffing (including salaries, benefits and related employee expenses), and overhead (including cables, contractors, travel expenses, supplies, training and other reasonable overhead expenses). These costs are shared among all CIS Services around the world. On a monthly basis, Service Provider will calculate the cost of the Service Provider Host and derive an hourly rate for host usage. This actual rate will then be applied against actual usage by Recipient to determine the monthly costs charged to Recipient. As a reference point, the rate applied in [*] of [*] was [*]/hour. If Service Provider installs a sub-system or other portion of the Service Provider Host ("POD") within the Territory for the sole purpose of providing host services to Recipient, all such POD-related expenses will be paid by Recipient, including equipment (including lease expenses and maintenance), facilities (including rent, utilities, and initial build-out depreciation), staffing (including salaries, benefits, training, travel, and relocation) and local Internet connection costs.

     c) Transatlantic data communications costs will be charged to Recipient as agreed upon by the various network providers and Recipient. The costs, if any, of routing Recipient data communications from the termination point(s) of the transatlantic data communications facilities and the Service Provider Host will be charged to Recipient. The cost of Internet access by applicable Subscribers from the Service Provider Host will be billed to Recipient.

2) Host and Client Development. There are two categories of development work that will be charged to Recipient:

     a) Internationalization ensures that Licensed Products are enabled to function outside the United States, including without limitation ensuring that Licensed Products can display non-English characters and character sets commonly used outside the United States. Recipient will be charged an allocable portion of full time equivalent employees of Service Provider's performing Internationalization related to the Recipient service, after the Effective Date, at standard Service Provider Rates.

3) Requested Developments: Service Provider will provide estimates in advance of charging Recipient for Requested Developments. Charges for work by Service Provider employees will be based on standard Service Provider Rates, while charges for external consultants will be based on market rates.

4) Technology Planning and Management (TP&M). TP&M activities include working with various Service Provider divisions (including without limitation International Product Marketing, Development, Quality Assurance, International Operations, Release Management, and Member Services) to coordinate, plan, schedule, track and provide status reports on development work related to Licensed Products and Requested Developments for Recipient. Recipient will be charged for dedicated TP&M staff resources at standard Service Provider rates.

5) Business Systems. Service Provider's Business Systems group develops, manages, enhances and supports Licensed Products involved with subscriber billing and payment processing; subscriber usage tacking; marketing, advertising and commerce tracking and reporting; and other related features and functionality of the Licensed Products. Charges for Business Systems work by Service Provider employees will be based on standard Service Provider rates, while charges for external consultants will be based on market rates.

6) Member Services Development. There are two categories of Member Services development work that will be charged to Recipient:

     a) Internationalization of Licensed Products related to Member Services ensures that such products are enabled to function outside the United States, including without limitation ensuring that such products can display non-English characters and character sets commonly used outside the United States. Recipient will be charged an allocable portion of Service Provider's costs after the Effective Date associated with Internationalization of Licensed Products related to Member Services.

     b) Requested Developments: Service Provider will provide estimates in advance of charging Recipient for Requested Developments related to Member Services. Charges for work by Service Provider employees will be based on standard Service Provider rates, while charges for external consultants will be based on market rates.

7) Business Systems Operations. Service Provider's Business Systems Operations group is responsible for the operation and support of Licensed Products related to Business Systems and Member Services, including without limitation customer billing processing, data integrity, reporting, bulk-mail activities, ad server and customer care systems. Charges for Business Systems Operations work by Service Provider employees will be based on standard Service Provider rates, while charges for external consultants will be based on market rates.

8) Localization. Service Provider's Localization group creates and maintains Licensed Products translated or otherwise customized for CIS Services outside the United States ("Localization"), including without limitation the Localization of Licensed Products at the request of Recipient Charges for Localization work by Service Provider employees will be based on standard Service Provider hourly rates.

9) Joint Venture Assistance (JVA). Service Provider's JVA group provides support to CIS Services outside the United States for those Licensed Products that are development tools used to develop, create, update and enhance Content for use in connection with Licensee Interactive Services. Recipient will be charged an allocable portion of Service Provider's costs associated with JVA based on standard Service Provider Rates, plus a nominal [*]-percent management fee.

10) International Product Marketing (IPM). Service Provider's IPM group is responsible for working with CIS Services outside the United States to research, draft and provide status reports on Marketing Requirements Documents (MRDs). Recipient will be charged an allocable portion of Service Provider's costs associated with IPM based on standard Service Provider Rates, plus a nominal [*]-percent management fee.

11) Bundling/Marketing Extensions. Service Provider may negotiate for the extension of bundling and other marketing and subscriber acquisition agreements to the Territory for the benefit of Recipient ("Bundling/Marketing Extensions"). Recipient shall pay Service Provider a royalty for each Subscriber registration that results from such Bundling/Marketing Extensions ("Bounty"). Notwithstanding anything contained herein and in Section 9 of the Joint Venture Agreement, the amount of each Bounty under each Bundling/Marketing Extension shall be mutually agreed by Service Provider and Recipient, subject to ODC approval pursuant to
Section 4.4 of the Joint Venture Agreement.

12) Commerce Extensions. Service Provider may negotiate for the extension of advertising and electronic commerce agreements to the Territory for the benefit of Recipient ("Commerce Extensions"). Recipient shill pay Service Provider a royalty for each Commerce Extension ("Commission"). The amount of the Commission under each Commerce Extension shall be no less than [*] percent [*]%. If Recipient negotiates for the extension of one of its advertising and/or electronic commerce agreements to an CIS Service outside of the Territory, then Recipient will be entitled to a commission of no less than [*] percent [*]%.

13) Knowledge Transfer. Service Provider will be reimbursed by Recipient for all expenses related to the transfer of Internet online business know-how to Recipient, including without limitation reasonable expenses related to travel to Recipient-designated sites for meetings, training, and related activities. Service provider will not charge Recipient for such expenses without prior expressed approval of Recipient.

14) Continued Management and Support Services. Service Provider will charge Recipient for providing continued management and support services in accordance with Section 2.2 of this Agreement at rates or fees that are at least as favorable to Recipient as the rates or fees charged to other JV Affiliates (excluding AOL Seventy-Five Percent Affiliates), if and as applicable.

15) Other Charges. Service Provider will charge Recipient for all material expenses associated with a direct request for work by the Recipient Such charges may include a nominal [*] percent [*]% management fee if there is dedicated Management. Service Provider will not charge Recipient for such expenses without prior expressed approval of Recipient.

     a)   Examples of such work include without limitation requests for:

          i) support such as public relations, legal, tax, accounting/audit, and development;

          ii)  specialized marketing or content analysis

          iii) assistance from Service Provider's International Operations or Member Services groups miscellaneous equipment

     b) Other costs which must be transferred between global CIS Service business units include:

          i)   cross-network settlement of network costs

          ii)  the settlement of GlobalNet usage

                                   EXHIBIT E

                         REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of this
                                               ---------
____ day of _________, 2000 (the "Effective Date"), by and among America Online
                                  --------------
Latin America, Inc., a Delaware corporation having its principal place of business at 6600 N. Andrews Avenue, Suite 500, Fort Lauderdale, Florida 33309 (the "Company"), America Online, Inc., a Delaware corporation having its
      -------
principal place of business at 22000 AOL Way, Dulles, Virginia 20166 ("AOL"),
                                                                       ---
and Riverview Media Corp., a British Virgin Islands corporation having its principal registered office at P.O. Box 12.128, Blanes Viales 5910, Monteviedo, Uruguay ("ODC"). AOL and ODC are sometimes hereinafter referred to,
          ---
collectively, as the "Stockholders" and, individually, as a "Stockholder."
                      ------------                           -----------

     WHEREAS, the Company has an authorized capital of _________ shares of common stock, consisting of ________ shares of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), __________ shares of Class B Common
                     --------------------
Stock, par value $.01 per share (the "Class B Common Stock"), __________ shares
                                      --------------------
of Class C Common Stock, par value $.01 per share (the "Class C Common Stock",
                                                        --------------------
and collectively with the Class A Common Stock and the Class B Common Stock, the "Common Stock"), and _________ shares of Preferred Stock, par value $.01 per
 ------------
share (the "Preferred Stock"), consisting of ________ shares of Series B
            ---------------
Redeemable Convertible Preferred Stock, par value $.01 per share (the "Series B
                                                                       --------
Preferred Stock"), and __________ shares of Series C Redeemable Convertible
---------------
Preferred Stock, par value $.01 per share (the "Series C Preferred Stock");
                                                ------------------------

     WHEREAS, as of the date hereof AOL owns all of the issued and outstanding shares of Series B Preferred Stock and ODC owns all of the issued and outstanding shares of Series C Preferred Stock;

     WHEREAS, in connection with the provisions of a Contribution Agreement of even date herewith by and between the Company, ODC and AOL, the Company has issued to AOL a warrant (the "Warrant") to purchase shares of Series B Preferred
                              -------
Stock and/or Class B Common Stock and/or Class A Common Stock in an aggregate amount equal to six percent (6%) of the Company's issued and reserved capital stock;

     WHEREAS, AOL and ODC may elect to convert any or all of the shares of Series B Preferred Stock and Series C Preferred Stock into shares of Class B Common Stock and Class C Common Stock, respectively;

     WHEREAS, AOL and ODC may elect to convert the shares of Class B Common Stock and Class C Common Stock received upon conversion of the shares of Series B Preferred Stock and Series C Preferred Stock into shares of Class A Common Stock;

     WHEREAS, the Company, AOL and ODC have agreed that the Company shall, at the request of a Holder (as defined herein), register under the Securities Act (as defined herein) and register or qualify under any applicable state securities or Blue Sky laws, shares of Class A Common Stock owned from time to time by such Holder so as to permit the Holder to sell in the public markets the shares of Class A Common Stock into which such shares of Class B Common Stock and Class C Common Stock are converted;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, the parties hereto hereby agree as follows:

     Section 1. Definitions
                -----------

     Section 1.1 Capitalized terms used herein without definition have the meanings assigned to such terms in the Stockholders' Agreement (as defined herein). As used in this Agreement, the following terms shall have the following meanings:

     "Advice" shall have the meaning given in Section 6(c).
      ------

     "Agreement" shall have the meaning given in the Preamble.
      ---------

     "AOL" shall have the meaning given in the Preamble.
      ---

     "Business Day" shall mean any day, other than a Saturday or Sunday, on
      ------------
which federally chartered banks in the United States are open for business.

     "Class A Common Stock" shall have the meaning given in the first Whereas
      --------------------
Clause.

     "Class B Common Stock" shall have the meaning given in the first Whereas
      --------------------
Clause.

     "Class C Common Stock" shall have the meaning given in the first Whereas
      --------------------
Clause.

     "Commission" means the Securities and Exchange Commission, or any successor
      ----------
agency performing the functions currently performed by the Securities and Exchange Commission.

     "Common Stock" shall have the meaning given in the first Whereas Clause.
      ------------

     "Company" shall have the meaning given in the Preamble.
      -------

     "Demand Filing Date" shall have the meaning given in Section 3.2.
      ------------------

     "Demand Holder" shall have the meaning given in Section 3.1.
      -------------

     "Demand Registration" shall have the meaning given in Section 3.1.
      -------------------

     "Demand Request" shall have the meaning given in Section 3.1.
      --------------

     "Effective Date" shall have the meaning given in the Preamble.
      --------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and
      ------------
the rules and regulations of the Commission promulgated thereunder, as amended.

     "Holder" means, as of any date, AOL, ODC and each other Person to whom
      ------
either of
them shall have assigned any rights hereunder in accordance with the provisions of Section 10.6 and who owns Registrable Securities as of such date.

     "Indemnified Party" shall have the meaning given in Section 8.3.
      -----------------

     "Indemnifying Party" shall have the meaning given in Section 8.3.
      ------------------

     "IPO" means the initial public offering of the Class A Common Stock
      ---
pursuant to an offering registered under the Securities Act.

     "Lock-Up Agreement" means the agreement between each Stockholder and an
      -----------------
underwriter for the IPO, pursuant to which such Stockholder agrees that it will not, during the Lock-Up Period (as defined below) offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to any shares of Common Stock, any options or warrants to purchase any shares of common stock, or any securities convertible into or exchangeable for any shares of Common Stock now owned or hereafter acquired directly by the Stockholder or with respect to which the Stockholder has or hereafter acquires the power of disposition.

     "Lock-Up Period" means the respective period agreed to in a Lock-Up
      --------------
Agreement by each Stockholder and an underwriter for the IPO during which time such Stockholder agrees that it will not offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to any shares of Common Stock, any options or warrants to purchase any shares of Common Stock, or any securities convertible into or exchangeable for any shares of Common Stock now owned or hereafter acquired directly by the Stockholder or with respect to which the Stockholder has or hereafter acquires the power of disposition.

     "Losses" shall have the meaning given in Section 8.1.
      ------

     "ODC" shall have the meaning given in the Preamble.
      ---

     "Preferred Stock" shall have the meaning given in the first Whereas Clause.
      ---------------

     "Proceeding" means an action, claim, suit, investigation or proceeding
      ----------
(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

     "Prospectus" means any prospectus included in a Registration Statement
      ----------
(including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by any Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

     "Register," "Registered" and "Registration," whether or not capitalized,
      --------    ----------       ------------
mean and refer
to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such Registration Statement.

     "Registrable Securities" means any shares of Class A Common Stock issued
      ----------------------
upon conversion of shares of Class B Common Stock or Class C Common Stock issuable upon conversion of the Series B Preferred Stock and Series C Preferred Stock, respectively; provided, however, that the shares of Class A Common Stock that are Registrable Securities shall cease to be Registrable Securities (x) upon the consummation of any sale of such shares pursuant to (i) an effective Registration Statement under the Securities Act or (ii) Rule 144, (y) at such time as such shares of Class A Common Stock (which are issued or which may become issued upon conversion or exchange of any other security) become eligible for sale under Rule 144(k) under the Securities Act and (z) with respect to any Holder, on the first date when all of the Registrable Securities then held by such Holder are eligible for sale during a single three month period under Rule 144.

     "Registration Expenses" shall have the meaning given in Section 7.
      ---------------------

     "Registration Statement" means any Registration Statement and any
      ----------------------
additional Registration Statement, including (in each case) the Prospectus, amendments and supplements to such Registration Statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such Registration Statement to be filed pursuant to the terms of this Agreement.

     "Rule 144" means Rule 144 promulgated by the Commission pursuant to the
      --------
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "Rule 158" means Rule 158 promulgated by the Commission pursuant to the
      --------
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "Rule 415" means Rule 415 promulgated by the Commission pursuant to the
      --------
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "Securities Act" means the Securities Act of 1933, as amended, and the
      --------------
rules and regulations of the Commission promulgated thereunder, as amended.

     "Series B Preferred Stock" shall have the meaning given in the first
      ------------------------
Whereas Clause.

     "Series C Preferred Stock" shall have the meaning given in the first
      ------------------------
Whereas Clause.

     "Stockholder" shall have the meaning given in the Preamble.
      -----------

     "Stockholders" Agreement" means that certain Stockholders' Agreement of
      ------------
even date herewith by and among the Company, AOL and ODC.

     "Subsidiary" shall have the meaning given in the Registration Rights
      ----------
Agreement.

     "Underwritten Registration or Underwritten Offering" means a registration
      --------------------------------------------------
in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement.

     "Warrant" shall have the meaning given in the third Whereas Clause.
      -------

     Section 2. "Piggy-Back" Registrations
                 -------------------------

     Section 2.1 If at any time after the IPO the Company shall determine to register for its own account or the account of others under the Securities Act (including (i) in connection with a public offering by the Company other than the IPO or (ii) a demand for registration made by any stockholder of the Company including any of the parties hereto) any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to shares of Common Stock to be issued solely in connection with any acquisition of an entity or business or shares of Common Stock issuable in connection with stock option or other employee benefit plans) it shall send to each Holder written notice of such determination and if, within 30 days after receipt of such notice, such Holder shall so request in writing, the Company shall use its best efforts to include in such Registration Statement all or any part of the Registrable Securities such Holder requests to be registered.

     Section 2.2 If, in connection with any offering described in Section 2.1 of this Agreement involving an underwriting of common stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such common stock which may be included in the Registration Statement because in its judgment, such limitation is necessary to effect an orderly public distribution, then, in the discretion of such managing underwriter, the Company shall include in such Registration Statements only such portion of the Registrable Securities with respect to which such Holders have requested inclusion pursuant hereto as such limitation permits after the inclusion of all shares of common stock to be registered by the Company for its own account. Any exclusion of Registrable Securities shall be made pro rata among such Holders seeking to include such shares, in proportion to the number of such shares sought to be included by such Holders.

     Section 3. "Demand" Registrations
                 ---------------------

     Section 3.1  At any time commencing at least 180 days after the effective date of any registration statement covering the IPO, each Holder (a "Demand Holder") may, from time to time, make a written request (each a "Demand
 -------------                                                           ------
Request") for registration under the Securities Act (a "Demand Registration") of
-------                                                 -------------------
all or part of the Registrable Securities held by such Holder; provided, however, that the Registrable Securities requested to be registered shall, on the date that the Demand Request is delivered, (i) constitute at least one percent (1%) of the shares of Common Stock outstanding, which shall include all shares of Common Stock issuable upon conversion or exchange of all then outstanding Preferred Stock, or (ii) have an aggregate minimum market value of at least $50,000,000 before calculation of underwriting discounts and commissions. Each Demand Request shall specify the number of Registrable Shares proposed to be sold by such Demand Stockholder.

     Section 3.2 Within 15 days after receipt of each Demand Request, the Company shall give written notice of such Demand Request to all non-requesting Holders and shall use its best efforts to cause a Registration Statement covering such of the Registrable Securities as may be requested by any Holders thereof (including the Holder or Holders giving the initial notice of intent to offer) to be filed with the Commission not later than 120 days after receipt of a Demand Request (the "Demand Filing Date") and shall use all commercially
                       ------------------
reasonable efforts to cause the same to be declared effective by the Commission as promptly as practicable after such filing. Both the Demand Request and any request to join in such Demand Request shall be considered a single Demand Request.

     Section 3.3 Notwithstanding any other provision set forth in this Section 3, no Holder shall be entitled to deliver a Demand Request within 90 days after the effectiveness of any Registration Statement filed (i) by the Company pursuant to an Underwritten Offering by the Company other than the IPO or (ii) on behalf of any Demand Holder or any other Holder of demand registration rights with respect to the Common Stock.

     Section 3.4 The Company may defer the filing (but not the preparation) of a Registration Statement required by this Section 3 until a date not later than 120 days after the Demand Filing Date if:

          (a) at the time the Company receives the Demand Request, there is (i) material non-public information regarding the Company which the Board reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including but not limited to the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose; or

          (b) prior to receiving the Demand Request, the Board had determined to effect an Underwritten Offering and the Company had taken substantial steps and is proceeding with reasonable diligence to effect such offering.

A deferral of the filing of a Registration Statement pursuant to this Section
3.5 shall be lifted, and the requested Registration Statement shall be filed forthwith, if, (x) in the case of a deferral pursuant to clause (a)(i), the material non-public information is made public by the Company, (y) in the case of a deferral pursuant to clause (a)(ii), the significant business opportunity is disclosed by the Company or is terminated, or (z) in the case of a deferral pursuant to clause (b), the proposed registration for the Company's account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 3.5, the Company shall promptly (but in any event within 10 days), upon determining to seek such deferral, deliver to each Demand Holder a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section 3.5 and an approximation of the anticipated delay. Within 20 days after receiving such certificate, the holders of a majority of the Registrable Securities held by the Demand Holder and each other Holder and for which registration was previously requested may withdraw such Demand Request by giving written notice to the Company.

     Section 4. Registration Procedures
                -----------------------

     Whenever any Holder has requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration of such Registrable Securities and in furtherance thereof the Company shall:

          (a) prepare and file with the Commission on any appropriate form under the Securities Act with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective;

          (b) (i) prepare and file with the Commission such amendments, including post-effective amendments and supplements to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for a period of not less than 180 days (or (1) such lesser period as is necessary for the underwriters in an underwritten offering to sell unsold allotments or (2) such longer period as may be commercially reasonable if such Registration Statement is for a shelf registration conducted pursuant to the provisions of Rule 415 (or any similar provisions then in force) promulgated under the Securities Act); (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and, as so supplemented or amended, to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act;
     (iii) respond as promptly as possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Stockholders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented;

          (c) (i) furnish to the Holders of Registrable Securities to be sold, their counsel and any managing underwriters, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of such Stockholders, their counsel and such managing underwriters, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act;

          (d) notify the Holders of Registrable Securities to be sold, their counsel and any managing underwriters as promptly as possible (and in the case of (i), below, not less than five (5) days prior to such filing) and confirm such notice in writing no later than one (1) Business Day following the day:

               (i) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed;

               (ii) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement;

               (iii) when the Registration Statement or any post-effective amendment thereto has become effective;

               (iv) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information;

               (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose;

               (vi) when any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby shall cease to be true and correct in all material respects;

               (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and

               (viii) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (e) use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

          (f) if requested by any managing underwriter, if any Registrable Securities are to be sold in connection with an Underwritten Offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and
     (ii) thereafter make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable;

          (g) furnish to each Holder of Registrable Securities to be sold, their counsel and any managing underwriters, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission;

          (h) promptly deliver to each Holder of Registrable Securities to be sold, their counsel, and any underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Stockholders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

          (i) prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders, any underwriters and their counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for at least 180 days (or such shorter period as the applicable Registration Statement shall be effective)and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject;

          (j) cooperate with the selling Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Stockholders may request at least two Business Days prior to any sale of Registrable Securities;

          (k) upon the occurrence of any event contemplated by Section 4(d)(viii) of this Agreement, as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file all other required documents so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (l) use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the securities exchange, quotation system, market or over-the-counter bulletin board on which similar securities issued by the Company are then listed;

          (m) enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters in order to expedite or facilitate the disposition of such Registrable Securities, and those reasonably requested by the selling Holders whether or not an underwriting agreement is entered into):

               (i) make such representations and warranties to such selling Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested;

               (ii) in the case of an Underwritten Offering, obtain and deliver copies thereof to the managing underwriters, if any, of opinions of counsel to the Company and updates thereof addressed to each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and counsel to the selling Stockholders covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such counsel and underwriters;

               (iii) immediately prior to the effectiveness of the Registration Statement, and, in the case of an Underwritten Offering, at the time of delivery of any Registrable Securities sold pursuant thereto, obtain and deliver copies to the selling Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any Subsidiary (as defined in the Stockholders' Agreement) of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each selling Holder and each of the underwriters, if any, in form and substance as are customary in connection with Underwritten Offerings;

               (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters than those set forth in Section 8 of this Agreement (or such other provisions and procedures acceptable to the managing underwriters and such selling Holders); and

               (v) deliver such documents and certificates as may be reasonably requested by the selling Holders, their counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

     (n) make available for inspection by the selling Holders, any representative of such Holders, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling Holder or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Holder, representative, underwriter, attorney or accountant in connection with the Registration Statement; provided, however, that any information that is determined in good faith by the Company to be of a confidential nature at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law; (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person; or (iv) such information becomes available to such Person from a source other than the Company and such source is not known by such Person to be bound by a confidentiality agreement with the Company;

     (o) comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158;

     (p) require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such selling Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. If the Registration Statement refers to any such Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required; and

     (q) not file a Registration Statement to which the Holder of a majority of the Registrable Securities covered thereby or its counsel or any managing underwriter shall reasonably object in writing within three (3) Business Days of their receipt thereof

     Section 5. Lock-Up Agreement
                -----------------

     Each Holder agrees, if such Holder is so requested by the managing underwriter in the IPO, to enter into a Lock-Up Agreement, provided that the Lock-Up Period required therein shall not exceed 180 days.

     Section 6. Stockholder Covenants
                ---------------------

     Each Holder hereby covenants and agrees that:

          (a) it will not sell any Registrable Securities under the Registration Statement until it has received notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective;

          (b) it and its officers, directors or Affiliates (as defined in the Stockholders' Agreement), if any, will comply with the Prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to a Registration Statement;

          (c) upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 4(d)(iv), (v), (vi), (vii) and
     (viii) of this Agreement, such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

     Section 7. Registration Expenses
                ---------------------

     Except to the extent limited by the applicable state law, all fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not pursuant to an Underwritten Offering and whether or not any Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to any Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any securities exchange or market on which Registrable Securities are required hereunder to be listed, and (B) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Stockholders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, determine)); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any; (iii) messenger, telephone and delivery expenses,
(iv) fees and disbursements of counsel for the Company; (v) Securities Act liability insurance, if the Company desires such insurance; (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement; and (vii) all of the internal expenses of the Company incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder (all such expenses being referred to herein as "Registration Expenses"); provided, however, that
                             ---------------------
except as expressly set forth herein, in no event shall Registration Expenses include any underwriting discounts, commissions, or fees attributable to the sale of the Registrable Securities or any counsel, accountants or other persons retained by the Holders incurred in connection with the consummation of the transactions contemplated by this Agreement.

     Section 8. Indemnification and Contribution
                --------------------------------

     Section 8.1 Indemnification by the Company. The Company shall,
                 ------------------------------
notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder and their agents, brokers, investment advisors and employees of each of them and each underwriter of the Registrable Securities and their officers, directors, affiliates, partners and any broker or dealer through whom such shares may be sold and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act) such Holder or any such underwriter, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (in the case of any Prospectus or form of Prospectus or supplement thereto, in light of the circumstances under which they were made), except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in any Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. The

Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

     Section 8.2 Indemnification by Holders. Each Holder shall, severally
                 --------------------------
and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of Prospectus, or arising solely out of or based solely upon any untrue statement or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained or omitted, as the case may be, in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of Prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     Section 8.3 Conduct of Indemnification Proceedings.
                 --------------------------------------

          (a) If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

          (b) An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, provided, however, the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the reasonable expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          (c) All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

     Section 8.4 Contribution.
                 ------------

          (a) If a claim for indemnification under Section 8.1 or 8.2 is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth herein, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8, no Stockholder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Stockholder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (c) The indemnity and contribution agreements contained in this
     Section 8 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     Section 8.5 Rule 144. Following the IPO, the Company covenants that:
                 --------

          (a) it will file the reports required to be filed by the Company under the Securities Act and the Exchange Act, so as to enable the Holders to sell Registrable Securities pursuant to Rule 144 under the Securities Act;

          (b) it shall cooperate with any Holder in connection with any sale, transfer or other disposition by such Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act;

          (c) it will take such action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell its Common Stock without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions; and

          (d) upon the request of any Holder, it shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

Section 9. Term of Registration Rights.
           ---------------------------

     The rights of Holders with respect to the registration rights granted pursuant to this Agreement shall remain in effect, subject to the terms hereof, so long as there are Registrable Securities or securities which are directly or indirectly convertible or exchangable for Registrable

Securities issued and outstanding.

     Section 10. Miscellaneous.
                 -------------

     Section 10.1 Entire Agreement; Amendments. This Agreement contains the
                  ----------------------------
entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

     Section 10.2 Notices. Any and all notices or other communications or
                  -------
deliveries required or permitted to be provided pursuant to this Agreement shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered on a Business Day after normal business hours where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The address for the Company shall be: America Online Latin America, Inc., 6600
N. Andrews Avenue, Suite 500, Fort Lauderdale, FL 33309, USA; Attention: Chief Executive Officer; fax: (954) 772-7089. The addresses for each Holder shall be maintained by the Company. Copies of all notices shall be sent to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111, Attn: Peter S. Lawrence, Esq.; fax: (617) 542-2241, or such other address as may be designated in writing hereafter, in the same manner, by such person.

     Section 10.3 Remedies. In the event of a breach by the Company or by a
                  --------
Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

     Section 10.4 No Inconsistent Agreements. Neither the Company nor any of its
                  --------------------------
Subsidiaries has, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

     Section 10.5 Amendments and Waivers. No provision of this Agreement may be
                  ----------------------
waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holders; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. Notwithstanding the foregoing, no such amendment shall be effective to the extent that it applies to less than all of the Holders. The Company shall not offer or pay any consideration to a Holder for consenting to such an amendment or waiver unless the same consideration is offered to each Holder and the same consideration is paid to each Holder which consents to such amendment or waiver.

     Section 10.6 Successors and Assigns. This Agreement shall inure to the
                  ----------------------
benefit of and be binding upon the successors and permitted assigns of each of the parties. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder together with the Registrable Security, or the securities into which such Registrable Securities are convertible or exchangeable into, to which such rights relate if: (a) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and
(ii) the securities with respect to which such registration rights are being transferred or assigned, (c) following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (d) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (e) such transfer shall have been made in accordance with the applicable requirements of any agreement applicable to the transfer of such shares, including, without limitation, the Stockholders' Agreement. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

     Section 10.7 No Third-Party Beneficiaries. This Agreement is intended for
                  ----------------------------
the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 10.8 Cumulative Remedies. The remedies provided herein are
                  -------------------
cumulative and not exclusive of any remedies provided by law.

     Section 10.9 Severability. If any term, provision, covenant or restriction
                  ------------
of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                       AMERICA ONLINE LATIN AMERICA, INC.


                                       By:_____________________________________
                                       Name:___________________________________
                                       Title:__________________________________

                                       AMERICA ONLINE, INC.

                                       By:_____________________________________
                                       Name:___________________________________
                                       Title:__________________________________

                                       RIVERVIEW MEDIA CORP.

                                       By:_____________________________________
                                       Name:___________________________________
                                       Title:__________________________________